                            REGISTRATION NOs. 2-89971
                                              811-3990

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                                                        ------

                        POST-EFFECTIVE AMENDMENT NO. 24                      [X]

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [ ]

                               AMENDMENT NO. 25                              [X]

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 271-1444
                         (REGISTRANT'S TELEPHONE NUMBER)

                         MERRILL C. LUNDBERG, SECRETARY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
     [X]  ON May 1, 2003 PURSUANT TO PARAGRAPH (b)
     [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
     [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
     [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
     [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
     [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


================================================================================

                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.

--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

     Cross reference sheet showing location in Prospectus of information required by the Items in Part A of Form N-1A.

Item Number   Heading in Prospectus
-----------   ---------------------

     1        Front Cover Page and Back Cover Page

     2        Summary

     3        Fees and Expenses of the Portfolios

     4        Investment Objectives, Strategies and Risks

     5        *

     6        Management of the Fund, Taxes and Dividends

     7        Offering and Redemption of Shares, Taxes and Dividends

     8        Offering and Redemption of Shares

     9        Financial Highlights

----------
*    Indicates inapplicable or negative

                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.

--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

     Cross reference sheet showing location in Statement of Additional Information required by the Items in Part B of Form N-1A.

                                 Heading in Statement
Item Number                   of Additional Information
-----------                   -------------------------

     10       Cover Page and Table of Contents

     11       Fund History

     12       Description of the Fund and Its Investments and Risks

     13       Management of the Fund

     14       Control Persons and Principal Holders of Securities

     15       Investment Advisory and Other Services

     16       Brokerage Allocation and Other Practices

     17       Capital Stock and Other Securities

     18       Purchase, Redemption and Pricing of Shares

     19       Taxation of the Fund

     20       *

     21       Calculation of Performance Data

     22       Report of Independent Accountants, Financial Statements and
                 Schedules of Investments

----------
*    Indicates inapplicable or negative

[LOGO] Northwestern Mutual

--------------------------------------------------------------------------------
                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                        A Series Fund Offering Eighteen Portfolios

                        SMALL CAP GROWTH STOCK PORTFOLIO

                        T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

                        AGGRESSIVE GROWTH STOCK PORTFOLIO

                        INTERNATIONAL GROWTH PORTFOLIO

                        FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

                        ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

                        INDEX 400 STOCK PORTFOLIO

                        JANUS CAPITAL APPRECIATION PORTFOLIO

                        GROWTH STOCK PORTFOLIO

                        LARGE CAP CORE STOCK PORTFOLIO

                        CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

                        T. ROWE PRICE EQUITY INCOME PORTFOLIO

                        INDEX 500 STOCK PORTFOLIO

                        ASSET ALLOCATION PORTFOLIO

                        BALANCED PORTFOLIO

                        HIGH YIELD BOND PORTFOLIO

                        SELECT BOND PORTFOLIO

                        MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. Variable annuity contracts or variable life insurance policies are described in the separate prospectus to which this prospectus for the Fund is attached.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                    May 1, 2003

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.



CONTENTS

                                                               Page
                                                               ----
             Summary..........................................   2
             Investment Objectives and Strategies.............   2
             Main Risks.......................................   3
             Performance......................................   6
             Fees and Expenses of the Portfolios..............  12
             Other Account Performance........................  14
             Investment Objectives, Strategies and Risks......  17
             Small Cap Growth Stock Portfolio.................  17
             T. Rowe Price Small Cap Value Portfolio..........  17
             Aggressive Growth Stock Portfolio................  18
             International Growth Portfolio...................  19
             Franklin Templeton International Equity Portfolio  19
             AllianceBernstein Mid Cap Value Portfolio........  20
             Index 400 Stock Portfolio........................  20
             Janus Capital Appreciation Portfolio.............  20
             Growth Stock Portfolio...........................  21


                                                            Page
                                                            ----
                Large Cap Core Stock Portfolio.............  21
                Capital Guardian Domestic Equity Portfolio.  22
                T. Rowe Price Equity Income Portfolio......  23
                Index 500 Stock Portfolio..................  23
                Asset Allocation Portfolio.................  24
                Balanced Portfolio.........................  24
                High Yield Bond Portfolio..................  25
                Select Bond Portfolio......................  26
                Money Market Portfolio.....................  27
                Management of the Fund.....................  27
                Portfolio Managers.........................  28
                Investment Advisory Fees and Other Expenses  29
                Taxes and Dividends........................  30
                Offering and Redemption of Shares..........  31
                Financial Highlights.......................  31
                Glossary of Investment Terms...............  34



--------------------------------------------------------------------------------
SUMMARY

Northwestern Mutual Series Fund, Inc. ("Fund") is composed of eighteen Portfolios which operate as separate mutual funds. This section gives you an overview of the investment objectives and strategies for each of the Portfolios. The summary concludes with an identification of the main risks and performance information for all of the Portfolios. More detailed information follows this summary.

Investment Objectives and Strategies


Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.



T. Rowe Price Small Cap Value Portfolio   The investment objective of the T.
Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of small companies that are believed to be undervalued.



Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.



International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the United States ("U.S.") selected for their growth potential.



Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the U.S. that are believed to be undervalued.



AllianceBernstein Mid Cap Value Portfolio The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued.


Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's Mid Cap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.


Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in equity securities selected for their growth potential.


Growth Stock Portfolio The primary investment objective of the Growth Stock Portfolio is long-term growth of capital. A

Prospectus
secondary objective is to seek current income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies that are selected for their growth potential.



Large Cap Core Stock Portfolio The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of large capitalization companies.



Capital Guardian Domestic Equity Portfolio The investment objectives of the Capital Guardian Domestic Equity Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of U.S. issuers that are believed to be undervalued.



T. Rowe Price Equity Income Portfolio The investment objectives of the T. Rowe Price Equity Income Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives through investment in the equity securities of established companies.


Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.


Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. Equity securities may include foreign stocks and debt investments may include non-investment grade obligations.



Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.



High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds".



Select Bond Portfolio The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.



Money Market Portfolio The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Portfolio are invested in money market instruments and other debt investments with maturities not exceeding 397 days.


Main Risks


All investments present some risk and loss of money is a risk of investing in each Portfolio. The eighteen Portfolios present varying amounts of risk depending on the types of securities in which the Portfolio invests and the investment strategies it uses. In this prospectus we have listed the Portfolios in the sequence that we think reflects the relative risk they present. The Small Cap Growth Stock Portfolio presents the most investment risk. The Money Market Portfolio presents less investment risk than any of the others. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. None of the Portfolios should be relied upon as a complete investment program. There can be no assurance that a Portfolio will achieve its investment objective.


Risks for Stocks Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole. Each of the Portfolios (except the Money Market Portfolio) has express authority to invest at least part of its assets in stocks. Investors in the Portfolios will incur some or all of the risks associated with stocks to the extent that the assets are so invested.


Growth Stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks for growth stocks are presented most clearly by the operations of the Small Cap Growth Stock, Aggressive Growth Stock, International Growth, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock and Index 500 Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.



Value Stocks   are selected because they seem attractively priced. The main risks are that the price for a stock may turn out to have been too high, or the market may not recognize the real value of the stock. The risks for value stocks are presented most clearly by the operations of the T. Rowe Price Small Cap Value, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Large Cap Core Stock, Capital Guardian Domestic Equity,
T. Rowe


                                                                     Prospectus

Price Equity Income and Index 500 Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.



Small Cap Stocks may involve greater risks because smaller companies often have a limited track record, narrower markets and more limited managerial and financial resources than larger, more established companies. The prices of these stocks tend to be more volatile and the issuers face greater risk of business failure. The risks for small cap stocks are presented most clearly by the operations of the Small Cap Growth Stock and T. Rowe Price Small Cap Value Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.



Initial Public Offerings (IPOs) may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Portfolio during periods when the IPO market is strong. IPOs may have less performance impact as a Portfolio's assets grow. These considerations are most relevant in assessing the performance of all Portfolios that invest primarily in equity securities.



Risks for Debt Investments Each of the Portfolios has express authority to invest all or part of its assets in debt investments. Investors in the Portfolios will incur some or all of the risks associated with debt investments to the extent that the assets are so invested.



Interest Rate Risk Prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation, Balanced and Money Market Portfolios. This risk may also affect the performance of the other Portfolios that make debt investments.



Credit Risk Prices of debt investments reflect the risk of default. The credit rating assigned to a debt investment generally reflects the credit risk. High yield investments present more credit risk than investment grade investments. Credit risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation, Balanced, and Money Market Portfolios. Credit risk may also affect the performance of the other Portfolios that make debt investments.



Mortgage Risk A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. Mortgage risk is presented most clearly by the operations of the High Yield, Select Bond and Money Market Portfolios. This risk may also affect the performance of the other Portfolios that invest in mortgage-related securities.



Risks for International Securities Foreign securities present the investment risks that are inherent in all investments in securities as well as an array of special risk considerations, including currency risks. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Additionally, in many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), political or social instability or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Commission rates in foreign markets are likely to be higher and the settlement period of securities transactions in foreign markets may be longer than in domestic markets. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments. The risks associated with foreign securities are presented most clearly by the operations of the International Growth Stock, Franklin Templeton International Equity and Asset Allocation Portfolios. These risks may also affect the performance of other Portfolios that invest in foreign securities.



Currency Risk Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates,


Prospectus
intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency denominated securities may reduce the returns of the Portfolio. The risks associated with foreign currencies are presented most clearly by the operations of the International Growth Stock, Franklin Templeton International Equity and Asset Allocation Portfolios. These risks may also affect the performance of the other Portfolios that make investments in foreign currency denominated securities.



Risk for Derivatives Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. These risks are a consideration for all the Portfolios.



Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolios will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities holdings. These risks are a consideration for all the Portfolios.




Asset Allocation Risk In addition to the risks involved with each kind of securities there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Portfolio and the Balanced Portfolio, but it is a consideration for all of the Portfolios. It is also likely to be the most important consideration for you as an individual investor.

Risks for All Securities


Liquidity Risk. The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. IIliquidity may make it difficult for a Portfolio to buy or sell a security or to price the security fairly.



Market Risk. The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Portfolio's investments may be overweighted from time to time in one or more industry sectors, which will increase the Portfolio's exposure to risk of loss from adverse developments affecting those sectors.



Management Risk. The strategy used by the Portfolio's adviser or sub-adviser may fail to produce the intended results.


Money Market Portfolio An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.






                                                                     Prospectus

Performance

The following bar charts illustrate the risks of investing in the Portfolios by showing how the performance of each Portfolio (including predecessors) has varied from year to year. These charts do not reflect the charges and expenses for the variable annuity or variable life insurance separate account that invests in the Portfolios. Total returns would be lower if those charges and expenses were reflected. The tables to the right of the charts further illustrate the risks of investing in the Portfolios by showing how each Portfolio's average annual returns for the periods shown compare with the returns of certain indexes that measure broad market performance. No shares of the AllianceBernstein Mid Cap Value, Janus Capital Appreciation and T. Rowe Price Equity Income Portfolios were outstanding during the periods shown.


The performance shown in charts for the T. Rowe Price Equity Income Portfolio, AllianceBernstein Mid Cap Value Portfolio and Janus Capital Appreciation Portfolio, on pages 14, 15 and 16, respectively, does not show you the performance of those Portfolios, but shows you the performance of similar accounts managed by the same investment advisers. See "Other Account Performance", p. 14.


                       Small Cap Growth Stock Portfolio
Annual Total Returns

                                    [CHART]

2000      6.71%
2001     -3.76%
2002    -18.42%


Best Quarter: 4/th/ - 1999 45.40%  Worst Quarter: 3/rd/ - 2001 -21.85%
Average Annual Total Return

                                                  Since
                             1 Yr       5 Yrs   Inception*
                            --------------------------------
                            Small Cap Growth Stock Portfolio
                            -18.42%      --       12.86%
                            --------------------------------
                            S&P 600 Index(1)
                            -14.63%      --        4.57%
                            --------------------------------
                            Russell 2000 Index(2)
                            -20.48%      --       -1.96%
                            --------------------------------

*Commenced operations on April 30, 1999.
                    T. Rowe Price Small Cap Value Portfolio
Annual Total Returns

                                    [CHART]

2002     -5.58%

Best Quarter: 4/th/ - 2001 14.72%  Worst Quarter: 3/rd/ - 2002 -17.71%


   (1) The Standard & Poor's SmallCap 600 Index is an unmanaged Index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2002, the 600 companies in the composite had median market capitalization of $428.8 million and total market value of $321.9 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 11,418 equities. The benchmark for the T. Rowe Price Small Cap Value Portfolio was changed from the Russell 2000 to the S&P 600 Index in May 2003 to better align the Portfolio's benchmark with the small-cap value stocks in which it invests.

Average Annual Total Return

                                                       Since
                             1 Yr         5 Yrs      Inception*
                            ---------------------------------------
                            T. Rowe Price Small Cap Value Portfolio
                            -5.58%         --           -2.78%
                            ---------------------------------------
                            Russell 2000 Index (2)
                            -20.48%        --          -14.07%
                            ---------------------------------------
                            S&P 600 Index (1)
                            -14.63%        --           -9.29%
                            ---------------------------------------

*Commenced operations on July 31, 2001.



   (2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of December 31, 2002, the average market capitalization of companies in the Russell 3000 was $4.0 billion; the median market capitalization was $700 million. Market capitalization of companies in the Russell 3000 Index ranged from $309 billion to $128 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of December 31, 2002, the average market capitalization of companies in the Russell 2000 was approximately $490 million; the median market capitalization was approximately $395 million. Market capitalization of companies in the Russell 2000 Index ranged from approximately $1.3 billion to $128 million.


Prospectus

                       Aggressive Growth Stock Portfolio

Annual Total Returns

                                    [CHART]

1993      19.11%
1994       5.40%
1995      39.29%
1996      17.70%
1997      13.86%
1998       7.56%
1999      43.78%
2000       6.18%
2001     -19.87%
2002     -21.15%

Best Quarter: 4/th/ - 1999 33.86%  Worst Quarter: 3/rd/ - 2001 -23.85%

Average Annual Total Return

          1 Yr                       5 Yrs                               10 Yrs
--------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
-21.15%                              0.74%                                9.29%
--------------------------------------------------------------------------------
S&P MidCap 400 Index (3)
-14.51%                              6.41%                               11.96%
--------------------------------------------------------------------------------

   (3) The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2002, the 400 companies in the composite had medium market capitalization of $1.5 billion and a total market value of $690.7 billion. The MidCap 400 represents approximately 6.0% of the market value of Compustat's database of about 11,418 equities. The index cannot be invested in directly and does not include sales charges.

                        International Growth Portfolio

Annual Total Returns

                                    [CHART]

2002     -10.26%

Best Quarter: 4/th/ - 2002 5.48%  Worst Quarter: 3/rd/ - 2002 -19.29%

Average Annual Total Return

                                                                          Since
                             1 Yr                     5 Yrs             Inception*
                            -----------------------------------------------------------------
                            International Growth Portfolio
                            -12.34%                    --                -14.98%
                            -----------------------------------------------------------------
                            Morgan Stanley Capital International EAFE (Europe-Australasia-Far
                             East) Index(4)
                            -15.66%                    --                -15.25%
                            -----------------------------------------------------------------

*Commenced operations on July 31, 2001.

   (4) The Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

                                                                     Prospectus

               Franklin Templeton International Equity Portfolio

Annual Total Returns

                                    [CHART]

1994     -0.10%
1995     14.57%
1996     21.01%
1997     12.28%
1998      4.82%
1999     22.88%
2000     -0.79%
2001    -14.00%
2002    -17.40%

Best Quarter: 1st - 1998 14.15%  Worst Quarter: 3rd - 2002 -20.27%

Average Annual Total Return

                                                                         Since
                            1 Yr                        5 Yrs          Inception*
                           -------------------------------------------------------------
                           Franklin Templeton International Equity Portfolio
                           -17.40%..................... -1.92%           6.02%
                           -------------------------------------------------------------
                           Morgan Stanley Capital International EAFE (Europe-Australasia
                            Far East) Index(4)
                           -15.66%..................... -2.61%           2.40%
                           -------------------------------------------------------------

*Commenced operations on April 30, 1993.
                           Index 400 Stock Portfolio

Annual Total Returns

                                    [CHART]

2000      17.21%
2001      -0.65%
2002     -14.54%

Best Quarter: 4th - 2001 18.11%  Worst Quarter: 3rd - 2001 -16.45%

Average Annual Total Return

                                             Since
                             1 Yr    5 Yrs Inception*
                            -------------------------
                            Index 400 Stock Portfolio
                            -14.54%.  --     3.21%
                            -------------------------
                            S&P MidCap 400 Index(3)
                             14.51%.  --     3.49%
                            -------------------------

*Commenced operations on April 30, 1999.
                            Growth Stock Portfolio

Annual Total Returns

                                    [CHART]

1995     30.82%
1996     20.91%
1997     29.85%
1998     26.69%
1999     22.50%
2000     -2.49%
2001    -14.22%
2002    -20.83%

Best Quarter: 4th - 1998 22.20%  Worst Quarter: 3rd - 2001 -14.27%

Average Annual Total Return

                                            Since
                            1 Yr   5 Yrs  Inception*
                           -------------------------
                           Growth Stock Portfolio
                           -20.83%  0.55%   9.20%
                           -------------------------
                           S&P 500 Index(5)
                           -22.10% -0.58%   9.85%
                           -------------------------

*Commenced operations on May 3, 1994.

Prospectus

                                                                     Prospectus

                        Large Cap Core Stock Portfolio

Annual Total Returns

                                    [CHART]

1995      31.12%
1996      19.97%
1997      30.03%
1998      23.14%
1999       7.47%
2000      -6.97%
2001      -7.77%
2002     -28.20%

Best Quarter: 4th - 1998 21.76% Worst Quarter: 3rd - 2002 -18.44% Average Annual Total Return

                                                Since
                            1 Yr      5 Yrs   Inception*
                           ------------------------------
                           Large Cap Core Stock Portfolio
                           -28.20%... -4.00%    6.12%
                           ------------------------------
                           S&P 500 Index(5)
                           -22.10%... -0.58%    9.85%
                           ------------------------------

*Commenced operations on May 3, 1994.
                  Capital Guardian Domestic Equity Portfolio

Annual Total Returns

                                    [CHART]

2002    -21.24%

Best Quarter: 4th - 2002 11.66%  Worst Quarter: 3rd - 2002 -21.31%

Average Annual Total Return

                                                  Since
                             1 Yr       5 Yrs   Inception*
                            --------------------------------
                            Capital Guardian Domestic Equity
                            -21.24%....  --      -16.79%
                            --------------------------------
                            S&P 500 Index(5)
                            -22.10%....  --      -19.23%
                            --------------------------------

*Commenced operations on July 31, 2001.
                           Index 500 Stock Portfolio

Annual Total Returns

                                    [CHART]

1993      9.90%
1994      1.21%
1995     37.25%
1996     22.75%
1997     33.20%
1998     28.72%
1999     20.91%
2000     -8.75%
2001    -11.88%
2002    -22.07%

Best Quarter: 4th - 1998 21.45% Worst Quarter: 3rd - 2002 -17.16% Average Annual Total Return


                                                  10
                               1 Yr      5 Yrs    Yrs
                              -------------------------
                              Index 500 Stock Portfolio
                              -22.07%... -0.50%  9.30%
                              -------------------------
                              S&P 500 Index(5)
                              -22.10%... -0.58%  9.30%
                              -------------------------

Prospectus

                          Asset Allocation Portfolio

Annual Total Returns

                                    [CHART]

2002     -10.26%

Best Quarter: 4th - 2001 7.23%  Worst Quarter: 3rd - 2002 -8.86%

   (5) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
Average Annual Total Return

                                                      Since
                             1 Yr         5 Yrs     Inception*
                            --------------------------------------
                            Asset Allocation Portfolio
                            -10.26%......  --         -8.72%
                            --------------------------------------
                            Merrill Lynch Domestic Master Index(6)
                             10.41%......  --          9.03%
                            --------------------------------------
                            S&P 500 Index(5)
                            -22.10%......  --        -19.23%
                            --------------------------------------
                            Merrill Lynch 91-Day T-Bill(7)
                              1.78%......  --          2.30%
                            --------------------------------------

*Commenced operations on July 31, 2001.

   (6) The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

   (7) The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

                              Balanced Portfolio

Annual Total Returns

                                    [CHART]

1993      9.91%
1994      0.16%
1995     26.39%
1996     13.45%
1997     21.52%
1998     18.88%
1999     11.18%
2000     -0.17%
2001     -3.15%
2002     -7.54%

Best Quarter: 4th - 1998 12.21%  Worst Quarter: 3rd - 2001 -6.88%
Average Annual Total Return

                              1 Yr          5 Yrs       10 Yrs
                             --------------------------------------
                             Balanced Portfolio
                              -7.54%.......  3.40%      8.53%
                             --------------------------------------
                             Merrill Lynch Domestic Master Index(6)
                              10.41%.......  7.58%      7.57%
                             --------------------------------------
                             S&P 500 Index(5)
                             -22.10%....... -0.58%      9.30%
                             --------------------------------------
                             Merrill Lynch 91-Day T-Bill(7)
                               1.78%.......  4.48%      4.64%
                             --------------------------------------

                           High Yield Bond Portfolio

Annual Total Returns

                                    [CHART]

1995     16.78%
1996     19.77%
1997     15.85%
1998     -1.84%
1999     -0.44%
2000     -4.60%
2001      5.03%
2002     -2.89%

Best Quarter: 2nd - 1997 7.48%  Worst Quarter: 3rd - 1998 -10.69%
Average Annual Total Return


                                                                Since
                             1 Yr             5 Yrs           Inception*
                            ----------------------------------------------------
                            High Yield Bond Portfolio
                            -2.89%........... -1.00%            5.48%
                            ----------------------------------------------------
                            Lehman Brothers High Yield Intermediate Market Index
                            -1.36%........... -0.05%            4.78%
                            ----------------------------------------------------

*Commenced operations on May 3, 1994.
Annual Total Returns

                                    [CHART]

1993     10.81%
1994     -2.28%
1995     19.10%
1996      3.31%
1997      9.46%
1998      7.07%
1999     -1.00%
2000     10.21%
2001     10.37%
2002     12.09%

Best Quarter: 3rd - 2002 6.76%  Worst Quarter: 1st - 1994 -2.23%
Average Annual Total Return

                               1 Yr          5 Yrs       10 Yrs
                              --------------------------------------
                              Select Bond Portfolio
                              12.09%........ 7.64%       7.74%
                              --------------------------------------
                              Merrill Lynch Domestic Master Index(6)
                              10.41%........ 7.58%       7.57%
                              --------------------------------------

Annual Total Returns

                                    [CHART]

1993     2.85%
1994     4.06%
1995     5.82%
1996     5.29%
1997     5.47%
1998     5.43%
1999     5.10%
2000     6.28%
2001     3.91%
2002     1.65%


Best Quarter: 4th - 2000 1.66%  Worst Quarter: 4th - 2002 0.38%

Average Annual Total Return

                               1 Yr      5 Yrs 10 Yrs
                               ----------------------
                               Money Market Portfolio
                               1.65%.... 4.46% 4.58%
                               ----------------------

For the seven-day period ended March 31, 2003 the Money Market Portfolio's yield was 1.31% and was equivalent to a compound effective yield of 1.32%.

                                                                     Prospectus

                             Select Bond Portfolio

                            Money Market Portfolio

Fees and Expenses of the Portfolios

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                               Shareholder Fees
                   (fees paid directly from your investment)

                 Maximum    Maximum Sales
               Sales Charge Charge (Load)
                  (Load)     Imposed on      Maximum
                Imposed on   Reinvested   Deferred Sales Redemption Exchange   Maximum
                Purchases     Dividends   Charge (Load)     Fees      Fees   Account Fees
               ------------ ------------- -------------- ---------- -------- ------------
All Portfolios     None         None           None         None      None       None

                        Annual Fund Operating Expenses
          (expenses that are deducted from assets of the Portfolios)
                               (% of net assets)

Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2002, except as otherwise set forth in the notes to this table.


                                                                                      Total Net Operating
                                                                                      Expenses (Including
                                                  Investment                  Total   Contractual Waivers,
                                                   Advisory   Other   12b-1 Operating   Limitations and
Portfolio                                            Fees    Expenses Fees  Expenses    Reimbursements)
---------                                         ---------- -------- ----- --------- --------------------
Small Cap Growth Stock Portfolio.................   0.59%     0.01%     -     0.60%          0.60%
T. Rowe Price Small Cap Value Portfolio/1/.......   0.85%     0.17%     -     1.02%          1.00%
Aggressive Growth Stock Portfolio................   0.52%     0.00%     -     0.52%          0.52%
International Growth Portfolio/2/................   0.75%     0.40%     -     1.15%          1.10%
Franklin Templeton International Equity Portfolio   0.67%     0.07%     -     0.74%          0.74%
AllianceBernstein Mid Cap Value Portfolio/3/.....   0.85%     0.18%     -     1.03%          1.00%
Index 400 Stock Portfolio........................   0.25%     0.03%     -     0.28%          0.28%
Janus Capital Appreciation Portfolio/4/..........   0.80%     0.38%     -     1.18%          0.90%
Growth Stock Portfolio...........................   0.42%     0.01%     -     0.43%          0.43%
Large Cap Core Stock Portfolio/5/................   0.57%     0.01%     -     0.58%          0.58%
Capital Guardian Domestic Equity Portfolio/6/....   0.65%     0.05%     -     0.70%          0.70%
T. Rowe Price Equity Income Portfolio/7/.........   0.65%     0.13%     -     0.78%          0.75%
Index 500 Stock Portfolio........................   0.20%     0.01%     -     0.21%          0.21%
Asset Allocation Portfolio/8/....................   0.60%     0.27%     -     0.87%          0.75%
Balanced Portfolio...............................   0.30%     0.00%     -     0.30%          0.30%
High Yield Bond Portfolio........................   0.51%     0.03%     -     0.54%          0.54%
Select Bond Portfolio............................   0.30%     0.00%     -     0.30%          0.30%
Money Market Portfolio/9/........................   0.30%     0.00%     -     0.30%          0.30%


1.T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Funds' advisor, Mason Street Advisors, LLC ("MSA") has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.00% of the average net assets of the
  T. Rowe Price Small Cap Value Portfolio.
2.International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.
3.AllianceBernstein Mid Cap Value Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 1.00% of the average net assets of the AllianceBernstein Mid Cap Value Portfolio.
4.Janus Capital Appreciation Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 0.90% of the average net assets of the Janus Capital Appreciation Portfolio.

Prospectus

5.Large Cap Core Stock Portfolio Prior to January 31, 2003 this Portfolio was named the J. P. Morgan Select Growth and Income Stock Portfolio. Effective on that date the investment advisory agreement was amended to conform the investment advisory fee to the corresponding fee for the Growth Stock Portfolio. If this amendment had been in effect for the 12 months ended December 31, 2002, investment advisory fees for 2002 would have been 0.43% and total operating expenses would have been 0.44%.


6.Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.70% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.70% of the average net assets of the Capital Guardian Domestic Equity Portfolio.


7.T. Rowe Price Equity Income Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.

8.Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Asset Allocation Portfolio.
9.Money Market Portfolio  MSA has voluntarily waived its management fee since
  December 2, 2002. Taking the fee waiver into account the total operating expenses for the 12 months ended December 31, 2002 were 0.27%.

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. This example does not reflect the charges and expenses for your variable annuity contract or variable life insurance policy. If it did, the costs shown would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Portfolio                                         1 Year 3 Years 5 Years 10 Years
---------                                         ------ ------- ------- --------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio.................  $ 61   $192    $335    $  750
T. Rowe Price Small Cap Value Portfolio..........  $102   $318    $555    $1,240
Aggressive Growth Stock Portfolio................  $ 53   $167    $291    $  653
International Growth Portfolio...................  $112   $350    $612    $1,378
Franklin Templeton International Equity Portfolio  $ 76   $237    $411    $  918
AllianceBernstein Mid Cap Value Portfolio........  $102   $318    $552    $1,241
Index 400 Stock Portfolio........................  $ 29   $ 90    $157    $  356
Janus Capital Appreciation Portfolio.............  $ 92   $287    $498    $1,259
Growth Stock Portfolio...........................  $ 44   $138    $241    $  542
Large Cap Core Stock Portfolio...................  $ 59   $186    $324    $  726
Capital Guardian Domestic Equity Portfolio.......  $ 72   $224    $390    $  871
T. Rowe Price Equity Income Portfolio............  $ 77   $240    $417    $  947
Index 500 Stock Portfolio........................  $ 22   $ 68    $118    $  268
Asset Allocation Portfolio.......................  $ 77   $240    $431    $1,024
Balanced Portfolio...............................  $ 31   $ 97    $169    $  381
High Yield Bond Portfolio........................  $ 55   $173    $302    $  677
Select Bond Portfolio............................  $ 31   $ 97    $169    $  381
Money Market Portfolio...........................  $ 31   $ 97    $169    $  381


                                                                     Prospectus

OTHER ACCOUNT PERFORMANCE

       Other Account Performance: T. Rowe Price Equity Income Portfolio

The T. Rowe Price Equity Income Portfolio has no historical performance to report because its operations will begin on May 1, 2003. The chart below shows the historical performance of the T. Rowe Price Equity Income Fund. This fund has investment objectives and policies that are substantially similar to those of the T. Rowe Price Equity Income Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the T. Rowe Price Equity Income Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the T. Rowe Price Equity Income Fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the T. Rowe Price Equity Income Portfolio -- it shows the performance of a similar fund managed by T. Rowe Price Associates, Inc.

Average annual total returns for the periods ended December 31, 2002


                                       T. Rowe Price
                                     Equity Income Fund
                                    adjusted to reflect
                          T. Rowe    estimated expenses    S&P
                           Price    of the T. Rowe Price   500
                          Equity       Equity Income      Stock
               Year     Income Fund      Portfolio        Index
               ----     ----------- -------------------- -------
                1 Year    -13.04%         -13.01%        -22.10%
                5 Years     2.54%           2.57%         -0.58%
               10 Years    10.90%          10.94%          9.30%


The returns in the first column (after "Year") reflect the advisory fees and expenses for the T. Rowe Price Equity Income Fund.

The second column shows the gross performance for the T. Rowe Price Equity Income Fund, adjusted to reflect the estimated fees and expenses for the T. Rowe Price Equity Income Portfolio.

The last column shows the performance of the S&P 500 Composite Stock Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Results include reinvested dividends.


Prospectus

     Other Account Performance: AllianceBernstein Mid Cap Value Portfolio


The AllianceBernstein Mid Cap Value Portfolio has no historical performance to report because its operations will begin on May 1, 2003. The chart below shows the historical performance of the AllianceBernstein Small & Mid Value Institutional Composite (the "Composite"), calculated according to the standards set by the Association for Investment Management and Research (AIMR). The Composite consists of all of the accounts managed by Alliance Capital Management L.P. that have investment objectives and policies substantially similar to those of the AllianceBernstein Mid Cap Value Portfolio. This information shows the historical track record of Alliance Capital Management L.P. and is not intended to imply how the AllianceBernstein Mid Cap Value Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.



This chart does not show you the performance of the AllianceBernstein Mid Cap Value Portfolio. It shows the performance of similar accounts managed by Alliance Capital Management L.P.


Average annual total returns for the periods ended December 31, 2002


                                          AllianceBernstein
                                              Composite
                                         adjusted to reflect
                                              estimated      Russell
                                           expenses of the    2500
                                          AllianceBernstein   Value
            Year               Composite      Portfolio       Index
            ----               --------- ------------------- -------
            1 Year              -6.78%         -7.71%        -9.87%
            5 Years                N/A            N/A           N/A
            10 Years               N/A            N/A           N/A
            Since Inception(1)   7.25%          6.15%         0.55%


(1) From the Composite's inception on December 31, 2000.


The accounts in the Composite were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance.


The first column (after "Year") shows performance for the Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

The second column shows the gross performance for the Composite, adjusted to reflect the estimated fees and expenses for the AllianceBernstein Mid Cap Value Portfolio.


The last column shows the performance of the Russell 2500 Value Index. Results include reinvested dividends.



                                                                     Prospectus

        Other Account Performance: Janus Capital Appreciation Portfolio

The Janus Capital Appreciation Portfolio has no historical performance to report because its operations will begin on May 1, 2003. The chart below shows the historical performance of the Service Shares of the Capital Appreciation Portfolio of Janus Aspen Series ("Janus Fund"). This fund has investment objectives and policies that are substantially similar to those of the Janus Capital Appreciation Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the Janus Capital Appreciation Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the Janus Fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Janus Capital Appreciation Portfolio - it shows the performance of a similar fund managed by Janus Capital Management LLC

Average annual total returns for the periods ended December 31, 2002


                                             Janus Fund
                                         adjusted to reflect
                                              estimated
                                           expenses of the
                                            Janus Capital    S&P 500
                                            Appreciation      Stock
           Year               Janus Fund      Portfolio       Index
           ----               ---------- ------------------- -------
           1 Year              -15.93%         -15.91%       -22.10%
           5 Years                 N/A             N/A           N/A
           10 Years                N/A             N/A           N/A
           Since Inception(1)  -18.74%         -18.74%       -14.53%


(1)Commenced operations on December 31, 1999.

The returns in the first column (after "Year") reflect the advisory fees and expenses for the Janus Fund.

The second column shows the gross performance for the Janus Fund, adjusted to reflect the estimated fees and expenses for the Janus Capital Appreciation Portfolio.

The last column shows the performance of the S&P 500 Composite Stock Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Results include reinvested dividends.


Prospectus

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The investment objectives and strategies of each Portfolio are described below.



The main risks for each kind of security are briefly identified above under "Main Risks", p. 3. Some of the risks are also discussed in the descriptions of the Portfolios below, as well as in the Statement of Additional Information. We have also included a Glossary with descriptions of certain investments and investment strategies that may be used by the Portfolios.


The investment objective of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. The details of the investment policies of a Portfolio may be changed by the Fund's Board of Directors without a vote of the shareholders. For example, such details include investments in new types of debt instruments which may be devised in the future or which are presently in disuse but may become more prominent in the future and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the Portfolio's present policies.


In investing its portfolio assets, each Portfolio will follow the general policies listed below. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.



Each Portfolio except the Money Market Portfolio may invest up to 15% of its net assets in illiquid investments. The limit for the Money Market Portfolio is 10%. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.



For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the Statement of Additional Information for further details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.


Small Cap Growth Stock Portfolio


The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. These companies, for the most part, are small capitalization companies whose stock may experience substantial price volatility. Normally, the Portfolio will invest at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600 Index at the time of purchase. The market cap of companies in the Portfolio and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Standard & Poor's SmallCap 600 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in that index.



The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.






T. Rowe Price Small Cap Value Portfolio

The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Reflecting a

                                                                     Prospectus
value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Normally, the Portfolio will invest at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600 Index at the time of purchase. The market cap of companies in the Portfolio and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Standard & Poor's SmallCap 600 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Index. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:



.. Low price/earnings, price/book value, or price/cash value ratios relative to various bench marks, the company's peers, or its own historic norm.


..  Low stock price relative to a company's underlying asset values.


..  Stock ownership by management.


.. Above average dividend yield relative to a company's peers or its own historic norm.

..  A plan to improve the business through restructuring.

..  A sound balance sheet and other positive financial characteristics.


.. Attractive operating margins, significant cash flow generation or prospect thereof.



The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.





A certain portion of Portfolio assets may be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities, including money market reserves. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


Aggressive Growth Stock Portfolio


The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. These companies, for the most part, are mid-sized and smaller companies whose stock may experience substantial price volatility. Under normal circumstances the Portfolio will invest at least 80% of its net assets in stocks.



The Portfolio's investments in equity securities may include domestic and foreign common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.





Prospectus

International Growth Portfolio


The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the International Growth Portfolio invests at least 80% of its net assets in securities of issuers from countries outside the U.S. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers.


The investments comprising the International Growth Portfolio will be chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process.


The International Growth Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Before investing in the Portfolio, you should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.



The Portfolio's investments in equity securities may include small, medium, and large capitalization issues. Such equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.




Franklin Templeton International Equity Portfolio


The Franklin Templeton International Equity Portfolio seeks long-term growth of capital through a flexible policy of investing in the equity securities of companies outside the U.S. In pursuit of its investment objective, the Portfolio will invest at least 65% of its assets in securities of issuers in at least three countries outside the U.S. Any income realized will be incidental. Normally, the Portfolio will invest at least 80% of its net assets in equity securities.


The strategy for the Portfolio will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Portfolio's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.


The Franklin Templeton International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Before investing in the Portfolio, you should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.







The Portfolio's investments in equity securities may include small, medium, and large capitalization issues. Such equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term fixed-income securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


                                                                     Prospectus

AllianceBernstein Mid Cap Value Portfolio


The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued. In selecting investments, management generally looks for some of the following:


..  A strong financial position.

..  A price/earnings ratio below major market indexes, such as the S&P 500.

..  An above average prospective earnings (relative to price) growth rate.

..  An above average prospective dividend growth rate.

The Portfolio will generally hold a security it has purchased until the security no longer meets the financial or valuation criteria.


Normally, the Portfolio will invest at least 80% of its net assets in equity securities with market capitalizations between $1.0 billion and $10 billion. The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


Index 400 Stock Portfolio

The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400 Stock Price Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index in proportion to their weighting in the index.

The S&P MidCap 400 Index is composed of 400 common stocks. The companies included in the S&P MidCap 400 Index are generally smaller than those that comprise the S&P 500 Index. See the description of the Index 500 Stock Portfolio below. The S&P MidCap 400 does not include the very large issues that account for most of the weighting in the S&P 500 Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger. "Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 400 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400 Index.


The Index 400 Stock Portfolio's ability to match the performance of the S&P MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.



To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio's assets may at times be invested in cash or high quality short term debt securities.


Janus Capital Appreciation Portfolio


The Janus Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.



The manager of the Portfolio applies a "bottom up" approach in choosing investments. In other words, he looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio's investment policies.


Prospectus

The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.





The Portfolio may also invest in special situations. A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


Growth Stock Portfolio


The investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio will seek to achieve this objective by investing primarily in the equity securities of companies selected for their growth potential.



The Growth Stock Portfolio invests primarily in the equity securities of well-established companies, with emphasis placed on quality companies with strong financial characteristics. The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.


The market capitalization of companies the Portfolio may invest in is not limited by size, but the Portfolio will generally invest in large- and medium-sized companies. The aim of the Portfolio is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies.


The Portfolio's investments in equity securities may include domestic and foreign common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.




Large Cap Core Stock Portfolio


The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio pursues these objectives by investing primarily in the equity securities of large capitalization companies. In selecting investments, management looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries.


The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500 Index and not just growth sectors. Economic outlook determines the relative

                                                                     Prospectus
attractiveness of market sectors and sector weights may differ from those in the S&P 500 Index, reflecting the economic outlook.

In selecting securities the manager may emphasize securities that the manager believes are undervalued. The Portfolio will favor dividend paying stocks, but may also invest in stocks that do not pay dividends. The manager of the Portfolio will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.




The Portfolio may invest a portion of its assets in small and medium capitalization companies. Normally, the Portfolio will invest at least 80% of its net assets in large capitalization equity investments. For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500 Index. The market cap of companies in the Portfolio and the Index will change over time due to market forces and the periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has fallen to a market capitalization below that of the largest stock in the bottom quartile of the S&P 500 Index and, on occasion, may purchase companies with a market capitalization below that of the largest stock in the bottom quartile of that index.



The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


Capital Guardian Domestic Equity Portfolio


The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally the Portfolio will invest at least 80% of its net assets in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts
(ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market value of $1 billion dollars or more at the time of purchase.


In selecting securities for purchase or sale by the Portfolio, the Portfolio's investment adviser generally attempts to keep the Portfolio's assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the investment adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.


The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term


Prospectus
debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.




T. Rowe Price Equity Income Portfolio


The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective through investment in the equity securities of established companies.



The Portfolio will normally invest at least 80% of its net assets in equity securities, with 65% in the stocks of well-established companies paying above-average dividends.



The Portfolio will typically employ a value approach in selecting investments. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. In selecting investments, management generally looks for companies with the following:


..  An established operating history.

..  Above-average dividend yield relative to the S&P 500.

..  Low price/earnings ratio relative to the S&P 500.

..  A sound balance sheet and other positive financial characteristics.

.. Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities.


The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.





A certain portion of Portfolio assets may be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities, including money market reserves. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


Index 500 Stock Portfolio

The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

The S&P 500 Index is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 500 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.


The Index 500 Stock Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap


                                                                     Prospectus
agreements, which are types of derivatives. A portion of the Portfolio's assets may at times be invested in cash or high quality short term debt securities.


Asset Allocation Portfolio


The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio seeks to achieve its objective primarily through a flexible policy of allocating assets among equity securities, debt securities, and cash or cash equivalents.



Under normal market conditions, the Portfolio's net assets will be allocated according to a benchmark of 45-70% equities, 0-40% debt and 0-15% cash or cash equivalents. The Portfolio's adviser intends to actively manage the Portfolio's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the adviser may reallocate the Portfolio's assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, the adviser may under-allocate or over-allocate the Portfolio's assets in a particular category.



Not more than 75% of the Portfolio's net assets may be invested in either equity securities or debt securities with maturities greater than one year. Up to 100% of the Portfolio's net assets may be invested in cash or high quality short term debt securities. No minimum percentage has been established for any investment category.



The equity portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in equities, including foreign securities. To take advantage of investment opportunities around the world, the Portfolio will normally invest 0-30% of its net assets in foreign securities (including both direct investments and depositary receipts) but will not invest more than 50% of its net assets in foreign securities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Risks for International Securities," and "Currency Risk" on
p. 4.



The debt portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio. Debt securities purchased by the Portfolio will be primarily investment-grade debt obligations, although the Portfolio may invest up to 20% of its total assets in noninvestment-grade debt obligations.


The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

Within the asset-allocation categories described above, the adviser will allocate the Portfolio's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, the adviser will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.



The Asset Allocation Portfolio may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

Balanced Portfolio


The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Total return consists of current income, including dividends, interest and discount accruals, and capital appreciation.



The assets of the Balanced Portfolio will be primarily invested in the following three market sectors:


1. Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

2. Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests.

3. Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.


The Balanced Portfolio seeks to achieve its investment objectives by continuously adjusting the mix of investments among the three market sectors. The manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions. Asset allocation decisions are based on fundamental analysis rather than short-term market timing considerations.


The Portfolio will normally have some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio's assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio's assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors. The Balanced Portfolio's investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.


Prospectus

High Yield Bond Portfolio

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation.



The High Yield Bond Portfolio seeks to achieve its objective by investing primarily in a diversified selection of non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., BB+ or lower by Standard & Poor's or Ba1 or lower by Moody's), or, if unrated, determined by the Portfolio's adviser to be of comparable quality. A description of the NRSRO ratings is included in the Statement of Additional Information.



Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield non-investment grade debt investments.



The Portfolio may invest in all types of debt investments, including:



..  corporate debt securities, including convertible securities;



.. government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;



..  obligations of international agencies or supernational entities.



..  pass-through securities (including mortgage- and asset-backed securities);



..  loan participations and assignments;



..  dollar roll transactions;



.. indexed/structured securities (including hybrid securities, event linked bonds and trust certificates);



.. money market instruments, such as commercial paper, time deposits, bankers' acceptances, repurchase agreements and revere repurchase agreements;



.. derivative instruments, such as options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return;



..  zero coupon, pay-in-kind, step, strip, or tender option bends; and



..  Rule 144A securities



To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include (i) common and preferred stocks, (ii) warrants,
(iii) exchange traded funds, short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales, (iv) securities purchased on a when issued, delayed delivery, or forward commitment basis, and (v) unit offerings.



The Portfolio may also invest without limit in foreign securities consistent with its investment objective, including foreign securities denominated in a foreign currency and not publicly traded in the U.S. and U.S. currency denominated foreign securities.



The securities in which the High Yield Bond Portfolio primarily invests are considered speculative and are sometimes known as "junk bonds". These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield debt securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield debt securities are not appropriate for short-term investment purposes.



The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.



The risk that the issuer of a debt security may fail to pay principal and interest when due is referred to as "credit risk". Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer's creditworthiness and general liquidity in the financial market is "market risk". The value of the securities held by the High Yield Bond Portfolio will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of


                                                                     Prospectus
the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of the Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio's investments.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Fund's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.




The Portfolio may invest available temporary cash in short-term obligations, including those in which the Money Market Portfolio may invest. The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.


Select Bond Portfolio


The primary investment objective of the Select Bond Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. Total return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital.



Under normal circumstances, the Portfolio invests at least 80% of its net assets in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's), or, if unrated, determined by the Portfolio's adviser to be of comparable quality. A description of the NRSRO ratings is included in the Statement of Additional Information. The Portfolio will limit its investment in non-investment grade, high yield/high-risk bonds to 20% or less of its net assets.



In selecting securities for the Portfolio, the adviser develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser's outlook for the economy, the financial markets and other factors.



The Portfolio may invest in all types of debt investments, including:



..  corporate debt securities, including convertible securities;



.. government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;



..  obligations of international agencies or supernational entities.



..  pass-through securities (including mortgage- and asset-backed securities);



..  loan participations and assignments;



..  dollar roll transactions



.. indexed/structured securities (including hybrid securities, event linked bonds, trust certificates and loan participations);



.. money market instruments, such as commercial paper, time deposits, bankers' acceptances, repurchase agreements and reverse repurchase agreements;



.. derivative instruments, such as options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to met liquidity needs) or for non-hedging purposes such as seeking to enhance return;



..  zero coupon, pay-in-kind, step, strip, or tender option bends; and



..  Rule 144A securities.



To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include (i) common and preferred stocks, (ii) warrants,
(iii) exchange traded funds, short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales, (iv) securities purchased on a when issued, delayed delivery, or forward commitment basis, and (v) unit offerings.


Prospectus

The Portfolio may also invest without limit in foreign securities consistent with its investment objective, including foreign securities denominated in a foreign currency and not publicly traded in the U.S. and U.S. currency denominated foreign securities.



The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.




Money Market Portfolio




The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.



The Portfolio will invest only in high-quality, short term money market instruments that present minimal credit risks, as determined by the Portfolio's investment adviser.



The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.



The Portfolio will primarily invest in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.



The Money Market Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.



The Portfolio's yield will vary as its short-term securities holdings mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although the Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The Fund's investment adviser is Mason Street Advisors, LLC ("MSA"), a wholly-owned company of Northwestern Mutual. MSA's address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual, subject to the supervision and control of the boards of directors of the funds, since their incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Fund's Portfolios.

Each of the following sub-advisers has been retained by MSA and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of a Portfolio, subject to the general control of the Board of Directors of the Fund:

Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the Franklin Templeton International Equity Portfolio.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the subadviser for the Capital Guardian Domestic Equity Portfolio.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser

                                                                     Prospectus
for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio.


Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206, a directly-owned subsidiary of Janus Capital Group Inc., is the sub-adviser for the Janus Capital Appreciation Portfolio.


Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser for the AllianceBernstein Mid Cap Value Portfolio.

Portfolio Managers

Northwestern Mutual and Mason Street Advisors, LLC


Mark G. Doll, President and Director of MSA, and Senior Vice President of Northwestern Mutual, joined Northwestern Mutual in 1972 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for the publicly traded investments of Northwestern Mutual and for investment management of the Balanced Portfolio.



Patricia L. Van Kampen, Managing Director of MSA, joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for investment management of the Balanced Portfolio.



William R. Walker, Managing Director of MSA, joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio.



Steven P. Swanson, Managing Director of MSA, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson also manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson manages the High Yield Bond Portfolio.



Thomas A. Carroll, Managing Director of MSA, joined Northwestern Mutual in 1983 and holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Mr. Carroll is a Chartered Financial Analyst, and has primary responsibility for management of the International Growth Portfolio as well as the international equity investments of Northwestern Mutual.



Varun Mehta, Director of MSA, joined Northwestern Mutual in March, 1997. Prior to joining Northwestern Mutual, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Research Manager--Fixed Income and Portfolio Manager--Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst. He has primary responsibility for the Select Bond Portfolio, the fixed income securities of the Balanced Portfolio, and the fixed income securities in the Asset Allocation Portfolio. Mr. Mehta also manages a portion of the fixed income investments of Northwestern Mutual.


David R. Keuler, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1991, and is responsible for investment management of the Asset Allocation Portfolio. Mr. Keuler is also co-manager of the Growth Stock Portfolio. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. He is a Chartered Financial Analyst. Mr. Keuler also manages various equity portfolios of Northwestern Mutual.

Michael P. Johnson, Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984, and holds a B.B.A. from the University of Wisconsin--Whitewater and an M.S. degree in finance from the University of Wisconsin--Milwaukee. Mr. Johnson is a Chartered Financial Analyst and co-manages the Growth Stock Portfolio. He also manages other MSA equity accounts.

Cindy L. Jackson, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1990. She received a B.B.A. degree from the University of Wisconsin-Eau Claire and an M.B.A. from the University of Wisconsin-Madison. Ms. Jackson is a Chartered Financial Analyst and has primary responsibility for the Large Cap Core Stock Portfolio, and also manages other MSA equity accounts.

Templeton Investment Counsel, LLC

William T. Howard, Jr. manages the Franklin Templeton International Equity Portfolio. Mr. Howard, Executive Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, joined Templeton Investment Counsel in 1993 and has more than 16 years experience managing institutional portfolios. Mr. Howard holds a B.A., with honors, from Rhodes College and an M.B.A. from Emory University. He is a Chartered Financial Analyst.

Capital Guardian Trust Company The Capital Guardian Domestic Equity Portfolio is managed by a team of 3 managers with an average of 21 years with Capital Guardian or its affiliates and 22 years investment experience. Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with

Prospectus
his or her investment convictions within portfolio guidelines and objectives.

The portfolio management team is supported by 25 research analysts who also manage a portion of the Portfolio.

T. Rowe Price Associates, Inc.


The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey and Edmund M. Notzon III co-chair the committee and have day-to-day responsibility for managing the Portfolio and work with the committee in developing and executing the Portfolio's investment program. Mr. Athey has been chairman of the Portfolio's committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982. Mr. Notzon was added as co-chairman of the committee in May 2003 and joined T. Rowe Price in 1989. The T. Rowe Price Equity Income Portfolio is managed by another investment advisory committee. Brian C. Rogers as committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolios investment program. Mr. Rogers joined T. Rowe Price and has been managing investments since 1983.


Janus Capital Management LLC


Scott W. Schoelzel manages the Janus Capital Appreciation Portfolio. Mr. Schoelzel, Vice President of Janus Capital, joined Janus Capital in 1994 and also manages other Janus accounts. Mr. Schoelzel holds a Bachelor of Arts degree in business from Colorado College.


Alliance Capital Management L.P.


The AllianceBernstein Mid Cap Value Portfolio is managed by an investment policy committee. Joseph G. Paul is chairman of the committee and has day-to-day responsibility for the Portfolio. He is the Senior Vice President and is Chief Investment Officer of Small- and Mid-Capitalization Value Equities. He is also the Chief Investment Officer of the Advanced Value Investment Fund. Mr. Paul joined Alliance Capital Management L.P. in 1987 as a research analyst covering the automotive industry. In 1997, he was appointed as Research Director of Advanced Value Investment Fund; he then became CIO in 1999, and added his responsibilities in Small- and Mid-Cap Equities in 2002. Before joining the firm, he worked at General Motors in marketing and product planning. Mr. Paul has been named to the Institutional Investor All-America Research Team every year from 1991 through 1996. Mr. Paul earned a B.S. degree from the University of Arizona in 1982 and an M.S. degree from the Sloan School of Management of the Massachusetts Institute of Technology in 1984.


Investment Advisory Fees and Other Expenses

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio. For the Index 500 Stock Portfolio the rate is 0.20%. For the Index 400 Stock Portfolio the rate is 0.25%. For the Select Bond, Money Market and Balanced Portfolios the rate is 0.30%. For the T. Rowe Price Small Cap Value Portfolio and the AllianceBernstein Mid Cap Value Portfolio the rate is 0.85%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                            First $50 Next $50
           Portfolio                         Million  Million  Excess
           ---------                        --------- -------- ------
           Large Cap Core Stock............   0.60%    0.50%   0.40%
           Growth Stock....................   0.60%    0.50%   0.40%
           Small Cap Growth Stock..........   0.80%    0.65%   0.50%
           Aggressive Growth Stock.........   0.80%    0.65%   0.50%
           High Yield Bond.................   0.60%    0.50%   0.40%
           Franklin Templeton International
            Equity.........................   0.85%    0.65%   0.65%

                                           First $100 Next $150
          Portfolio                         Million    Million  Excess
          ---------                        ---------- --------- ------
          Capital Guardian Domestic Equity   0.65%      0.55%   0.50%
          International Growth............   0.75%      0.65%   0.55%
          Asset Allocation................   0.60%      0.50%   0.40%


                                         First $500
             Portfolio                    Million   Excess
             ---------                   ---------- ------
             T. Rowe Price Equity Income
              Portfolio.................   0.65%    0.60%



                                        First $100 Next $400
             Portfolio                   Million    Million  Excess
             ---------                  ---------- --------- ------
             Janus Capital Appreciation
              Portfolio................   0.80%      0.75%   0.70%



Of the amounts received by MSA from the Fund, the sub-adviser for the Franklin Templeton International Equity Portfolio will be paid by MSA at the annual rate of 0.50% of the Portfolio's assets, reduced to 0.40% on assets in excess of $100 million. For the Capital Guardian Domestic Equity Portfolio the sub-adviser will be paid by MSA a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on assets in excess of $100 million. A discount will apply based on total fees paid to Capital Guardian by Northwestern Mutual and its eligible affiliates. For the T. Rowe Price Small Cap Value Portfolio the sub-adviser will be paid at the annual rate of 0.60% of the Portfolio's assets. For the AllianceBerstein Mid Cap Value Portfolio the sub-adviser will be paid by MSA at the annual rate of 0.72% of the first $100 million of the Portfolio assets, 0.54% on the next $400 million, and 0.50% on assets in excess of $500 million, with a minimum amount of $16,000. For the T. Rowe Price Equity Income Portfolio the sub-adviser will be paid by MSA at the annual rate of 0.40% of the Portfolio's assets, reduced to 0.35% on assets in excess of $500 million. For the Janus Capital Appreciation Portfolio the sub-adviser will be paid by MSA at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million.


                                                                     Prospectus

The following table shows the annual expenses for each of the Portfolios which were in operation during 2002, as a percentage of the average net assets of the Portfolio, based on 2002 operations and reflecting contractual waivers, limitations and reimbursements:


                                                           Total
                                     Investment             Net
                                      Advisory   Other   Operating
             Portfolio                  Fee     Expenses Expenses
             ---------               ---------- -------- ---------
             Small Cap Growth Stock.   0.59%     0.01%     0.60%
             T. Rowe Price Small
              CapValue..............   0.85%     0.15%     1.00%
             Aggressive Growth Stock   0.52%     0.00%     0.52%
             International Growth...   0.75%     0.35%     1.10%
             Franklin Templeton
              International Equity..   0.67%     0.07%     0.74%
             Index 400 Stock........   0.25%     0.03%     0.28%
             Growth Stock...........   0.42%     0.01%     0.43%
             Large Cap Core Stock...   0.57%     0.01%     0.58%
             Capital Guardian
              Domestic Equity.......   0.65%     0.05%     0.70%
             Index 500 Stock........   0.20%     0.01%     0.21%
             Asset Allocation.......   0.60%     0.15%     0.75%
             Balanced...............   0.30%     0.00%     0.30%
             High Yield Bond........   0.51%     0.03%     0.54%
             Select Bond............   0.30%     0.00%     0.30%
             Money Market...........   0.30%     0.00%     0.30%



--------------------------------------------------------------------------------


TAXES AND DIVIDENDS


Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

1. all dividends, interest income and discount earned by the Portfolio (including original issue and market discount) and

2. net short-term capital gain less

3. all expenses of the Portfolio.

Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. For a discussion of the tax considerations that affect the insurance company and its separate accounts for these products, and the tax considerations for purchasers of variable annuities and variable life insurance, see the prospectus to which this prospectus for the Fund is attached.

Prospectus

OFFERING AND REDEMPTION OF SHARES


Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

Equity securities listed on a stock exchange are generally valued at the closing sale price or, if no sale took place, the closing bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities.

Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Directors. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments. Net asset value is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information (SAI), which is available upon request.


                                                                     Prospectus

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)




              Net      Net                                                                     Net                  Net
             Asset   Invest-  Net Realized             Distributions Distributions            Asset               Assets,
            Value,    ment   and Unrealized Total from   from Net    From Realized   Total   Value,               End of
           Beginning Income  Gain (Loss) on Investment  Investment      Gain on    Distribu-   End     Total       Year
            of Year  (Loss)   Investments   Operations    Income      Investments    tions   of Year  Return+   (thousands)
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Portfolio
 *1999....   $1.00    $ --       $ .85        $ .85        $  --         $(.06)      $(.06)   $1.79   86.09%++    $ 71,483
 2000.....    1.79      --         .13          .13           --          (.06)       (.06)    1.86    6.71        250,314
 2001.....    1.86      --        (.07)        (.07)          --            --          --     1.79   (3.76)       291,448
 2002.....    1.79      --        (.33)        (.33)          --            --          --     1.46  (18.42)       254,880
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Value Portfolio
 #2001....   $1.00    $ --       $ .02        $ .02        $  --         $  --       $  --    $1.02    1.76%++     $21,003
 2002.....    1.02     .01        (.07)        (.06)        (.01)                     (.01)     .95   (5.58)        63,083
----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
 1998.....   $3.34    $ --       $ .24        $ .24        $  --         $(.12)      $(.12)   $3.46    7.56%    $1,137,466
 1999.....    3.46      --        1.48         1.48           --          (.13)       (.13)    4.81   43.78      1,485,311
 2000.....    4.81      --         .29          .29           --          (.63)       (.63)    4.47    6.18      1,696,013
 2001.....    4.47      --        (.83)        (.83)          --          (.82)       (.82)    2.82  (19.87)     1,341,876
 2002.....    2.82      --        (.59)        (.59)          --          (.05)       (.05)    2.18  (21.15)       994,075
----------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio
 #2001....   $1.00    $ --       $(.09)       $(.09)       $  --         $  --       $  --    $ .91   (9.40)%++    $26,900
 2002.....     .91      --        (.12)        (.12)          --            --          --      .79  (12.34)        35,373
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton International Equity Portfolio
 1998.....   $1.69    $.05       $ .04        $ .09        $(.04)        $(.06)      $(.10)   $1.68    4.82%      $671,106
 1999.....    1.68     .03         .33          .36         (.05)         (.21)       (.26)    1.78   22.88        772,170
 2000.....    1.78     .02        (.04)        (.02)        (.04)         (.09)       (.13)    1.63    (.79)       809,617
 2001.....    1.63     .02        (.23)        (.21)        (.03)         (.13)       (.16)    1.26  (14.00)       716,413
 2002.....    1.26     .02        (.24)        (.22)        (.02)           --        (.02)    1.02  (17.40)       563,102
----------------------------------------------------------------------------------------------------------------------------
Index 400 Stock Portfolio
 *1999....   $1.00    $.01       $ .12        $ .13        $(.01)        $(.01)      $(.02)   $1.11   12.83%++    $ 59,644
 2000.....    1.11     .01         .16          .18         (.02)         (.13)       (.15)    1.14   17.21        137,616
 2001.....    1.14      --        (.01)        (.01)          --          (.01)       (.01)    1.12    (.65)       210,734
 2002.....    1.12     .01        (.17)        (.16)        (.01)           --        (.01)     .95  (14.54)       225,410
----------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
 1998.....   $1.81    $.02       $ .46        $ .48        $(.02)        $(.02)      $(.04)   $2.25   26.69%      $421,282
 1999.....    2.25     .03         .47          .50         (.03)         (.06)       (.09)    2.66   22.50        676,134
 2000.....    2.66     .03        (.09)        (.06)        (.02)         (.11)       (.13)    2.47   (2.49)       770,816
 2001.....    2.47     .02        (.36)        (.34)        (.02)         (.08)       (.10)    2.03  (14.22)       696,578
 2002.....    2.03     .01        (.43)        (.42)        (.02)           --        (.02)    1.59  (20.83)       551,421
----------------------------------------------------------------------------------------------------------------------------
Large Cap Core Stock Portfolio
 1998.....   $1.33    $.01       $ .29        $ .30        $(.01)        $(.00)      $(.01)   $1.62   23.14%      $570,970
 1999.....    1.62     .01         .12          .13         (.00)         (.19)       (.19)    1.56    7.47        661,552
 2000.....    1.56     .01        (.11)        (.10)        (.01)         (.08)       (.09)    1.37   (6.97)       579,981
 2001.....    1.37     .01        (.11)        (.10)        (.01)         (.04)       (.05)    1.22   (7.77)       548,672
 2002.....    1.22     .01        (.35)        (.34)        (.01)           --        (.01)     .87  (28.20)       365,944
----------------------------------------------------------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio
 #2000....   $1.00    $ --       $(.03)       $(.03)       $  --         $  --       $  --    $ .97   (2.19)%++    $40,722
 2002.....     .97     .01        (.21)        (.20)        (.01)           --        (.01)     .76  (21.24)        74,274
----------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
 1998.....   $2.64    $.04       $ .71        $ .75        $(.04)        $(.06)      $(.10)   $3.29   28.72%    $1,690,680
 1999.....    3.29     .04         .64          .68         (.03)         (.05)       (.08)    3.89   20.91      2,271,956
 2000.....    3.89     .04        (.37)        (.33)        (.04)         (.11)       (.15)    3.41   (8.75)     2,072,937
 2001.....    3.41     .03        (.43)        (.40)        (.04)         (.10)       (.14)    2.87  (11.88)     1,821,875
 2002.....    2.87     .03        (.64)        (.61)        (.03)         (.06)       (.09)    2.17  (22.07)     1,362,881
----------------------------------------------------------------------------------------------------------------------------


                                               Ratio
                                               of Net
            Ratio of    Ratio of   Ratio of  Investment
              Gross       Net      Expenses    Income
           Expenses to  Expenses      to     (Loss) to  Portfolio
             Average   to Average  Average    Average   Turnover
           Net Assets  Net Assets Net Assets Net Assets   Rate
-----------------------------------------------------------------
Small Cap Growth Stock Portfolio
 *1999....    1.03%^      1.00%^      --%       (.07)%^   70.72%
 2000.....     .67         .67        --         .19      86.13
 2001.....     .60         .60        --         .17      70.58
 2002.....     .60         .60        --        (.26)     41.87
-----------------------------------------------------------------
T. Rowe Price Small Cap Value Portfolio
 #2001....    1.36%^      1.00%^      --%       1.03%^    49.70%
 2002.....    1.02        1.00        --         .54      28.26
-----------------------------------------------------------------
Aggressive Growth Stock Portfolio
 1998.....      --%         --%      .52%        .04%     50.43%
 1999.....      --          --       .51        (.02)     68.64
 2000.....      --          --       .52         .09      63.18
 2001.....      --          --       .52         .08      70.40
 2002.....      --          --       .52        (.11)     43.37
-----------------------------------------------------------------
International Growth Portfolio
 #2001....    1.25%^      1.10%^      --%       0.05%^    18.45%
 2002.....    1.15        1.10        --        0.62      27.28
-----------------------------------------------------------------
Franklin Templeton International Equity Portfolio
 1998.....      --%         --%      .76%       3.38%     30.41%
 1999.....      --          --       .74        2.62      38.37
 2000.....      --          --       .73        1.77      26.95
 2001.....      --          --       .74        1.99      34.52
 2002.....      --          --       .74        1.72      30.94
-----------------------------------------------------------------
Index 400 Stock Portfolio
 *1999....     .46%^       .35%^      --%       1.69%^    26.51%
 2000.....     .32         .32        --        1.71      54.60
 2001.....     .31         .31        --        1.06      19.06
 2002.....     .28         .28        --         .86      15.60
-----------------------------------------------------------------
Growth Stock Portfolio
 1998.....      --%         --%      .46%       1.10%     21.64%
 1999.....      --          --       .43        1.22      27.26
 2000.....      --          --       .43        1.12      28.01
 2001.....      --          --       .43        1.01      27.98
 2002.....      --          --       .43         .76      28.06
-----------------------------------------------------------------
Large Cap Core Stock Portfolio
 1998.....      --%         --%      .58%       1.00%    160.40%
 1999.....      --          --       .57         .80     106.93
 2000.....      --          --       .57         .68      47.67
 2001.....      --          --       .58         .75      44.37
 2002.....      --          --       .58         .85      29.20
-----------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio
 #2000....     .90%^       .75%^      --%       1.32%^    18.98%
 2002.....     .70         .70        --        1.54      22.42
-----------------------------------------------------------------
Index 500 Stock Portfolio
 1998.....      --%         --%      .21%       1.40%      3.03%
 1999.....      --          --       .20        1.16       5.65
 2000.....      --          --       .20        1.08       6.47
 2001.....      --          --       .21        1.13       2.92
 2002.....      --          --       .21        1.40       6.55
-----------------------------------------------------------------

 *For the period of April 30, 1999 (commencement of operations) through
  December 31, 1999.
 #For the period of July 31, 2001 (commencement of operations) through December
  31, 2001.
 +Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.
++Reflects total return for the period; not annualized.
 ^Computed on an annualized basis.

Prospectus

(For a share outstanding throughout the year)




            Net      Net                                                                     Net                  Net
           Asset   Invest-  Net Realized             Distributions Distributions            Asset               Assets,
          Value,    ment   and Unrealized Total from   from Net    From Realized   Total   Value,               End of
         Beginning Income  Gain (Loss) on Investment  Investment      Gain on    Distribu-   End     Total       Year
          of Year  (Loss)   Investments   Operations    Income      Investments    tions   of Year  Return+   (thousands)
--------------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio
  #2001.   $1.00    $.01       $(.03)       $(.02)       $(.01)        $  --       $(.01)   $ .97   (2.10)%++    $40,116
  2002..     .97     .01        (.11)        (.10)        (.01)           --        (.01)     .86  (10.26)        87,260
--------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
  1998..   $1.99    $.07       $ .29        $ .36        $(.07)        $(.06)      $(.13)   $2.22   18.88%    $3,282,071
  1999..    2.22     .07         .17          .24         (.07)         (.17)       (.24)    2.22   11.18      3,557,900
  2000..    2.22     .08        (.09)        (.01)        (.07)         (.11)       (.18)    2.03    (.17)     3,253,119
  2001..    2.03     .08        (.13)        (.05)        (.08)         (.08)       (.16)    1.82   (3.15)     3,011,137
  2002..    1.82     .06        (.20)        (.14)        (.06)           --        (.06)    1.62   (7.54)     2,561,529
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
  1998..   $1.06    $.10       $(.12)       $(.02)       $(.10)        $  --       $(.10)   $ .94   (1.84)%     $184,782
  1999..     .94     .11        (.12)        (.01)        (.11)           --        (.11)     .82    (.44)       161,424
  2000..     .82     .09        (.13)        (.04)        (.09)           --        (.09)     .69   (4.60)       138,207
  2001..     .69     .08        (.04)         .04         (.08)           --        (.08)     .65    5.03        147,670
  2002..     .65     .07        (.09)        (.02)        (.07)           --        (.07)     .56   (2.89)       137,553
--------------------------------------------------------------------------------------------------------------------------
Select Bond Portfolio
  1998..   $1.26    $.08       $  --        $ .08        $(.08)        $(.01)      $(.09)   $1.25    7.07%      $298,034
  1999..    1.25     .08        (.09)        (.01)        (.08)         (.03)       (.11)    1.13   (1.00)       286,493
  2000..    1.13     .08         .03          .11         (.08)           --        (.08)    1.16   10.21        291,678
  2001..    1.16     .06         .05          .11         (.07)           --        (.07)    1.20   10.37        405,406
  2002..    1.20     .05         .09          .14         (.06)         (.01)       (.07)    1.27   12.09        584,018
--------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
  1998..   $1.00    $.05       $  --        $ .05        $(.05)        $  --       $(.05)   $1.00    5.43%      $291,464
  1999..    1.00     .05          --          .05         (.05)           --        (.05)    1.00    5.10        404,284
  2000..    1.00     .06          --          .06         (.06)           --        (.06)    1.00    6.28        384,455
  2001..    1.00     .04          --          .04         (.04)           --        (.04)    1.00    3.91        458,689
  2002..    1.00     .02          --          .02         (.02)           --        (.02)    1.00    1.65        501,313
--------------------------------------------------------------------------------------------------------------------------


                                             Ratio
                                             of Net
          Ratio of    Ratio of   Ratio of  Investment
            Gross       Net      Expenses    Income
         Expenses to  Expenses      to     (Loss) to  Portfolio
           Average   to Average  Average    Average   Turnover
         Net Assets  Net Assets Net Assets Net Assets   Rate
---------------------------------------------------------------
Asset Allocation Portfolio
  #2001.     .92%^      .75%^       --%       2.19%^    55.88%
  2002..     .87        .75         --        2.18     112.73
---------------------------------------------------------------
Balanced Portfolio
  1998..      --%        --%       .30%       3.48%     44.18%
  1999..      --         --        .30        3.36      27.16
  2000..      --         --        .30        3.47      24.36
  2001..      --         --        .30        3.75      50.37
  2002..      --         --        .30        3.08      53.12
---------------------------------------------------------------
High Yield Bond Portfolio
  1998..     .50%       .50%        --%      10.85%    153.71%
  1999..     .50        .50         --       11.15     139.87
  2000..     .53        .52         --       10.90     124.91
  2001..     .53        .53         --       10.48      96.41
  2002..     .54        .54         --       10.37      89.20
---------------------------------------------------------------
Select Bond Portfolio
  1998..      --%        --%       .30%       6.87%    161.79%
  1999..      --         --        .30        6.56      76.65
  2000..      --         --        .30        6.84     139.89
  2001..      --         --        .30        6.15     151.27
  2002..      --         --        .30        5.01     184.37
---------------------------------------------------------------
Money Market Portfolio
  1998..     .30%       .30%        --%       5.26%        --%
  1999..     .30        .30         --        4.99         --
  2000..     .30        .30         --        6.08         --
  2001..     .30        .30         --        3.76         --
  2002..     .30        .27         --        1.63         --
---------------------------------------------------------------

 *For the period of April 30, 1999 (commencement of operations) through
  December 31, 1999.
 #For the period of July 31, 2001 (commencement of operations) through December
  31, 2001.
 +Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.
++Reflects total return for the period; not annualized.
 ^Computed on an annualized basis.

                                                                     Prospectus

GLOSSARY OF INVESTMENT TERMS


This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which a Portfolio may invest. Each Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this prospectus.



I. Equity and debt securities



Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.



Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.



Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.



Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.



Debt investments is a general term to describe a variety of securities or other investments that represent liabilities or obligations owed to another person or persons.



Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).



Dollar roll transactions   consist of the sale by a Portfolio to a bank or
broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.



Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other investments with equity characteristics.



Exchange traded funds are index-based investment companies which hold substantially all of their assets in securities representing their specific index.



Fixed-income securities are debt securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.



High-yield/High-risk bonds are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."



Loan participations and assignments are investments in business loans made to borrowers that may be corporations, partnerships, or other entities. Such investments may be made through an assignment of a portion of the business loan from a third party or through a participation agreement.



Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally passthrough securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related


Prospectus
securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities.



Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.



Passive foreign investment companies (PFICs) are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.



Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.



Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.



Rule 144A Securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.



Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.



Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.



Tender option bonds   are relatively long-term bonds that are coupled with the
option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.



U.S. government securities   include direct obligations of the U.S. government
that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.



Unit offerings   are a combination of multiple securities, such as debt and equity securities sold together as a single product.



Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.



Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.



Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.



II. Futures, options and other derivatives



Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities


                                                                     Prospectus
denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.



Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.



Indexed/structured securities are typically debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity or debt securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.



Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.



Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolio may purchase or write such options individually or in combination.



Swaps   are agreements that are generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Portfolio's exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, interest rates, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names, such as credit default swaps and interest rate swaps.



III. Other investments, strategies and/or techniques



Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.



Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.



Short sales in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.



When-issued, delayed delivery and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL

Variable Annuity Contracts
             Nontax-Qualified Annuities Individual Retirement
             Roth IRAs                  Annuities
             IRAs                       Simplified Employee
             SIMPLE IRAs                Pension Plan
               Annuities                Tax-Deferred Annuities
                                        457 Deferred Compensation
                                        Plan Annuities

Northwestern Mutual Series Fund, Inc.
Fidelity VIP Mid Cap Portfolio
Russell Investment Funds

P r o s p e c t u s

Investment Company Act File Nos. 811-3990, 811-7205 and 811-5371

[LOGO] Northwestern Mutual

PO BOX 3095
MILWAUKEE WI 53201-3095

Change Service Requested

                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.
                                  Consisting of
                        Small Cap Growth Stock Portfolio
                     T. Rowe Price Small Cap Value Portfolio
                        Aggressive Growth Stock Portfolio
                         International Growth Portfolio
                Franklin Templeton International Equity Portfolio
                    AllianceBernstein Mid Cap Value Portfolio
                            Index 400 Stock Portfolio
                      Janus Capital Appreciation Portfolio
                             Growth Stock Portfolio
                         Large Cap Core Stock Portfolio
                   Capital Guardian Domestic Equity Portfolio
                      T. Rowe Price Equity Income Portfolio
                            Index 500 Stock Portfolio
                           Asset Allocation Portfolio
                               Balanced Portfolio
                            High Yield Bond Portfolio
                              Select Bond Portfolio
                             Money Market Portfolio

                This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus, but no information is incorporated by reference into this Statement of Additional Information. A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

        The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2003.

        The date of this Statement of Additional Information is May 1, 2003.

                   TABLE OF CONTENTS


                                                                  CROSS-REFERENCE TO
                                                          PAGE    PAGE IN PROSPECTUS
                                                          ----    ------------------
Investment Policies                                       B-4                     18
  Investment Restrictions                                 B-4                      -
  Repurchase Agreements                                   B-6                     18
  Pass-Through Securities                                 B-6
  Variable Rate Securities                                B-7
  Zero Coupon, Step Coupon And Pay-In-Kind
   Securities                                             B-8
  Depository Receipts                                     B-8
  Short Sales                                             B-9
  Financial Futures and Forward Contracts                 B-9                      4
  Investment Company Securities And Exchange
   Traded Funds                                           B-20
  Reverse Repurchase Agreements                           B-20                     -
  Preferred Stocks                                        B-20                     -
  Convertible Securities                                  B-20                     -
  Warrants                                                B-21                    18
  High-Yield, High Risk Bonds                             B-21                     -
  Hybrid Instruments                                      B-21                     -
  Variable Rate Securities                                B-21                     -
  Short-Term Trading                                      B-21                     -
  Firm Commitment Agreements and "When-Issued"
   Securities                                             B-22                     -
  Eurodollar Certificates of Deposit                      B-22                     -
  Dollar Roll Transactions                                B-22                     -
  Private Placement Transactions
   and Illiquid Assets                                    B-22                    28
  Securities Lending                                      B-23                     -
  Securities on The Restricted List of The
   Northwestern Mutual Life Insurance Company             B-23                     -
  Risk Factors for Foreign Securities,
   Foreign Currencies and Foreign Interest Rates          B-23                     4
  Portfolio Turnover                                      B-27                     -
Management of the Fund                                    B-27                    29
Ownership of Shares of the Fund                           B-34                     -
Investment Advisory and Other Services                    B-37                    31
Portfolio Transactions and
 Brokerage Allocation and Other Practices                 B-40                     -
Organization and Capital Stock                            B-42                     -
Purchase, Redemption and Pricing of Shares                B-42                    32

TABLE OF CONTENTS


                                                                  CROSS-REFERENCE TO
                                                          PAGE    PAGE IN PROSPECTUS
                                                          ----    ------------------
Taxes and Dividends                                       B-46                    32
Calculation of Yield Quotations of
    the Money Market Portfolio                            B-46                    12
Appendix A                                                B-47                    36
Appendix B                                                B-55                    36
Statement of Assets and Liabilities
 for the T. Rowe Price Equity Income
 Portfolio, the AllianceBernstein
 Mid Cap Value Portfolio, and the Janus
 Capital Appreciation Portfolio                           F-1                      -
Report of Independent Accountants                         F-2                     33
Financial Statements and Schedules
 Of Investments                                           F-3                     33

INVESTMENT POLICIES

INVESTMENT RESTRICTIONS

Fundamental Policies

The investment restrictions of the Portfolios numbered 1 - 7 below in this section are fundamental policies and may be changed only with the approval of the majority of the Portfolio's shares outstanding.

1. A Portfolio may not purchase securities if, as a result of such purchase, the Portfolio's investments would be concentrated, within the meaning of the Investment Company Act of 1940, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

2. A Portfolio may not make loans to other persons except to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, and pursuant to any exemptive relief that may be granted by the SEC. This restriction shall not prevent the Portfolio from making loans (a) through the lending of its portfolio securities,
        (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC.

3. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of Portfolio securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Portfolio from selling its own shares.

4. A Portfolio may not purchase or sell real estate. However, each Portfolio may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

5. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.

6. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. This restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.

7. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC.

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed by the Board of Directors of the Fund without a vote of the outstanding shares of the Portfolios.

1. With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

2. A Portfolio may not purchase the securities of any other investment company except in compliance with Investment Company Act of 1940.

3. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 10%.

4. A Portfolio may not purchase securities on margin, except to the extent permitted under the Investment Company Act of 1940. A Portfolio may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets.

6. A Portfolio may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

        As an operating policy, which may be changed by the Board of Directors without a vote of the shareholders, the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio will not purchase securities of open-end or closed-end investment companies except (1) in compliance with the Investment Company Act of 1940, or (2) securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc.

        As an operating policy, which may be changed by the Board of Directors without shareholder approval, the International Growth Portfolio and the Franklin Templeton International Equity Portfolio will not invest more than 15% of their total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

REPURCHASE AGREEMENTS

        Each of the Portfolios may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").


        Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Portfolio has adopted standards of creditworthiness for all broker-dealers with which the Portfolio enters into repurchase agreements and will review compliance by such broker-dealers periodically.


PASS-THROUGH SECURITIES


        The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

The Portfolios also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectus may apply.


VARIABLE RATE SECURITIES


Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Portfolio determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Portfolio to consider certain of such instruments as having maturities less than the maturity date on the instrument.


ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES


Each Portfolio may invest up to 10% (without limit for High Yield Bond Portfolio and Select Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


DEPOSITARY RECEIPTS


The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts

("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectus.





SHORT SALES


        Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

        The Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 5% of its assets.


FINANCIAL FUTURES AND FORWARD CONTRACTS


        Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

        The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers.

        The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Portfolios intend to comply with the requirements of CFTC Rule
4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule 4.5 that also would permit the Portfolios to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a Portfolio's portfolio. The CFTC has indicated that the Portfolios may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

        Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

        The primary purposes a Portfolio enters into futures contracts are to meet the liquidity needs of the Portfolio while maintaining the Portfolio's exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

        If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

        The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

        Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

        The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

        Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

        Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

        Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

        The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

        Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

        The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

        These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

        The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

        While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

        Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

        Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

        The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

        Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

        The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.






        The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

        Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

        A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

        A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

        The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

        The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

        The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

        In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

        A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

        An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

        A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out- of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

        The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

        A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

        A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

        The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

        Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

        Federal Income Tax Treatment. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

        In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is considered gain from the sale of securities and therefore is qualifying income.

INTEREST RATE SWAPS, CAPS, FLOORS AND CREDIT DEFAULT SWAPS


        Each of the Portfolios may invest in interest rate swaps, caps, floors and credit default swaps in accordance with the respective investment objectives and policies of the Portfolios.

        Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a portfolio's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. A credit default swap is designed to transfer the default risk of a particular debt instrument in exchange for a periodic premium. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.






        Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

        Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the- counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

        In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.





INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS


        From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Investment companies may include index-based investments such as exchange traded funds ("EFTs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


REVERSE REPURCHASE AGREEMENTS


        Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Portfolio would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.


PREFERRED STOCKS


        Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investment would be made primarily for their capital appreciation potential.


CONVERTIBLE SECURITIES


        Each of the Portfolios may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.


WARRANTS


        Each of the Portfolios may invest in warrants. No Portfolio intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Portfolio's investment in warrants exceed 5% of its net assets. For the T. Rowe Price Small Cap Value and Capital Guardian Domestic Equity Portfolios, investments in warrants will not exceed 10% of the net asset value of the Portfolio. (A warrant is a right to buy a certain security at a set price during a certain time period.)


HIGH-YIELD, HIGH-RISK BONDS


        Each of the Portfolios, except the Money Market Portfolio, may invest in high-yield, high-risk bonds, commonly referred to as "junk" bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but is not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Each Portfolio, except for the High Yield Bond Portfolio, will not invest more than 10% of its assets in high-yield, high-risk bonds. The High Yield Bond Portfolio may invest without limit in high-yield, high-risk bonds.


HYBRID INSTRUMENTS


        Each of the Portfolios (except the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.





VARIABLE RATE SECURITIES


        Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.


SHORT-TERM TRADING

        Each Portfolio will generally not engage in short-term trading (purchases and sales within seven days).

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

        Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

        A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

EURODOLLAR CERTIFICATES OF DEPOSIT


        Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.


Dollar Roll Transactions

         Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

         A portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, a portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging a portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, a portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a portfolio, the security that a portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


PRIVATE PLACEMENT TRANSACTIONS AND ILLIQUID ASSETS


        Each Portfolio may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the Money Market Portfolio the limit is 10%. For the purpose of determining each Portfolio's net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio's Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

        Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Portfolio's investment adviser, Mason Street Advisors, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Portfolio. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio's net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.


SECURITIES LENDING


        Each Portfolio except the Money Market Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the adviser or a subadviser to be creditworthy and will not be made unless, in the judgment of the adviser or subadviser, the consideration to be earned from such loans would justify the risk.


SECURITIES ON THE RESTRICTED LIST OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

        The Portfolios may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of Northwestern Mutual or certain of its corporate affiliates. An issuer is placed on one or more of these restricted lists (i) when certain employees of Northwestern Mutual or its affiliate companies come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer on the restricted lists of Northwestern Mutual or certain of its affiliates could impair liquidity for securities of the issuer owned by the Portfolios and may result in a loss of buying opportunities for the Portfolios.

RISK FACTORS FOR FOREIGN SECURITIES, FOREIGN CURRENCIES AND FOREIGN INTEREST
RATES


        Foreign Securities The International Growth Portfolio and the Franklin Templeton International Equity Portfolio each have an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. The T. Rowe Price Small Cap Value, T. Rowe Price Equity Income, Capital Guardian Domestic Equity, Asset Allocation, Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Select Bond Portfolio, Balanced Portfolio, Janus Capital Appreciation Portfolio, AllianceBernstein Mid Cap Value Portfolio and High Yield Bond Portfolio may each invest a portion of their assets in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


        There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the International Growth Portfolio and the Franklin Templeton International Equity Portfolio may invest up to 15% of their total assets in unlisted foreign securities, including up to 10% of their total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

        Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

        In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

        Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

        Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Portfolio's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Portfolios due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

        There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Portfolios to lose their registration through fraud, negligence or even mere oversight. While each Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolios of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Portfolios from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

        Currency Each Portfolio's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

        Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

        Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on that Portfolio. Through the flexible policy of the Portfolio, its manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Franklin Templeton International Equity Portfolio.

        The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

        Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which is replacing the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

        Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the mutual funds managed by Templeton Investment Counsel, LLC to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the Franklin Templeton International Equity Portfolio, the Portfolio's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

        Interest rate To the extent each Portfolio invests in debt securities, changes in interest rates in any country where the Portfolio is invested will affect the value of its assets and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Portfolio's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

PORTFOLIO TURNOVER

        Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Portfolio will not exceed 7%, that the rate for the Asset Allocation Portfolio will generally not exceed 200%, that the rate for the High Yield Bond Portfolio will generally not exceed 100%, and that the rate for the Select Bond Portfolio will generally not exceed 185%. For the other Portfolios, it is anticipated that the rate will generally not exceed 100%. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

        For years 2001 and 2002, the portfolio turnover rates were:

        Portfolio Turnover Rate                      2002        2001
        -----------------------                     ------      ------
        Small Cap Growth Stock                      41.87%      70.58%
        T. Rowe Price Small Cap Value               28.26%      49.70%*
        Aggressive Growth Stock                     43.37%      70.40%
        International Growth                        27.28%      18.45%*
        Franklin Templeton International
         Equity                                     30.94%      34.52%
        Index 400 Stock                             15.60%      19.06%
        Growth Stock                                28.06%      27.98%
        Large Cap Core Stock                        29.20%      44.37%
        Capital Guardian Domestic Equity            22.42%      18.98%*
        Index 500 Stock                              6.55%       2.92%
        Asset Allocation                           112.73%      55.88%*
        Balanced                                    53.12%      50.37%
        High Yield Bond                             89.20%      96.41%
        Select Bond                                184.37%     151.27%

                * From commencement of operations on July 31, 2001

        The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio's securities for the year stated as a percentage of the average value of the Portfolio's assets.




MANAGEMENT OF THE FUND

        The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The following is a list of the Directors and Officers of the Fund together with a brief description of their principal occupations during the past five years.

        Edward J. Zore (57), Chairman of the Board*
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                President and Chief Executive Officer of Northwestern Mutual since 2001; President from 2000 to 2001; prior thereto, Executive Vice President. Trustee of Northwestern Mutual since 2000

        Stephen N. Graff (68), Director*
        805 Lone Tree Road
        Elm Grove, WI  53122

                Retired Partner, Arthur Andersen LLP (public accountants). Trustee of Northwestern Mutual

        Martin F. Stein (66), Director
        1800 East Capitol Drive
        Milwaukee, WI  53211


                Former Chairman of Eyecare One, Inc., which includes Stein Optical (retail sales of eyewear) and Eye Q optical centers; prior thereto, Chairman and CEO of Stein Health Services

        Louis A. Holland (61), Director
        1 North Wacker Drive, Suite 700
        Chicago, Illinois  60606

                Managing partner and Chief Investment Officer, Holland Capital Management, L.P. (registered investment advisor). Portfolio Manager, Lou Holland Growth Fund (registered investment company)

        Michael G. Smith (59), Director
        221 North Adams
        Hinsdale, IL  60521

                Private Investor; retired since 1999 as Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co., Inc. (international investment banking)

        Elizabeth L. Majers (45), Director
        370 Shadowood Lane
        Northfield, Illinois 60093

                Partner, McDermott, Will & Emery (an international law firm)

        William A. McIntosh (64), Director
        525 Sheridan Road
        Kenilworth, IL 60043

                Financial consulting; Adjunct Faculty Member, Howard University, Washington, D.C.; prior thereto, retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)


        Mark G. Doll (53), President
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC since 2002. Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001. Prior thereto, Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services, LLC

        Walter M. Givler (45), Vice President, Chief Financial Officer and
            Treasurer
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; Director of New Business, Large Case Division from 1999 to 2001; Director of New Business West/Central from 1997 to 1999

        Patricia L. Van Kampen (51), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Common Stocks of Northwestern Mutual

        William R. Walker (46), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2002; prior thereto, Director of Common Stocks of Northwestern Mutual and Vice President of Northwestern Mutual Investment Services, LLC

        Steven P. Swanson (49), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, Wisconsin  53202

                Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Securities of Northwestern Mutual, and Vice President of Northwestern Mutual Investment Services, LLC

        Varun Mehta (35), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Director of Mason Street Advisors, LLC since 2002. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Investment Officer-Public Fixed Income of Northwestern Mutual. Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC from 2000 to 2001

        Jefferson V. DeAngelis (45), Vice President - Investments 720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Fixed Income Securities of Northwestern Mutual, and Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC

        Thomas A. Carroll (48), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director-Common Stocks of Northwestern Mutual, and Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC

        David R. Keuler (41), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Managing Director of Mason Street Advisors, LLC since 2003. Director of Mason Street Advisors, LLC from 2002 to 2003. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Associate Director-Common Stocks of Northwestern Mutual

        Cindy L. Jackson (43), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Managing Director of Mason Street Advisors, LLC since 2003. Director of Mason Street Advisors, LLC from 2002 to 2003. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Associate Director-Common Stocks of Northwestern Mutual

        Michael P. Johnson (41), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Director of Mason Street Advisors, LLC since 2002.
                Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Associate Director-Common Stocks of Northwestern Mutual

        Merrill C. Lundberg (63), Secretary
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Assistant General Counsel of Northwestern Mutual

        Barbara E. Courtney (45), Controller
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto, Associate Director

* Directors identified with an asterisk are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Zore and Graff are interested persons of the Fund because they are Trustees of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund's investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company.

Louis A. Holland, Michael G. Smith and Elizabeth L. Majers have served as Directors since May 1, 2003. Stephen N. Graff and Martin F. Stein have served as Directors since March 29, 1995. William A. McIntosh has served as a Director since May 8, 1997. Edward J. Zore has served as a Director since May 18, 2000. Each Director holds office until the next meeting of the shareholders and until his successor has been elected and qualified or until his prior death, resignation or removal.

        An Audit Committee and Nominating Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund's financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when in its judgement such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not "interested persons" of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). Each Committee is made up of those Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Audit and Nominating Committees are comprised of Messrs. McIntosh, Stein, Holland, Smith and Ms. Majers. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. The Nominating Committee meets when necessary to consider the nomination of new Directors.

        All Board members and officers of the Fund are also board members or officers of Mason Street Funds, Inc. ("MSF"), a registered investment company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC ("MSA") or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS. The Directors of the Fund request and evaluate the information that they and the Fund's investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the Investment Company Act of 1940. The Directors receive detailed information about the investment operations of each Portfolio of the Fund in advance of each quarterly meeting of the Directors. Investment performance for each of the Portfolios is evaluated by the Directors by reference to the performance of an appropriate peer group and one or more relevant market indices. The Directors evaluate the investment advisory fee for each Portfolio by comparison with fees for a relevant mutual fund universe, including mutual funds offered to retail investors directly as well as those offered as investment funding vehicles for variable annuity contracts and variable life insurance policies issued by the principal competitors of Northwestern Mutual. The Directors evaluate the total expenses and charges for the variable annuity contracts for which the Fund Portfolios serve as the investment funding vehicles. The Directors review and evaluate Northwestern Mutual's operating gains and losses from variable insurance products. In addition to these material factors the Directors review and evaluate a number of compliance and other matters at their quarterly meetings and annually when the renewal of the investment advisory arrangements is proposed. Based upon these considerations the Directors of the Fund have approved the continuation of the Investment Advisory Agreements for each of the Portfolios, and the Investment Subadvisory Agreements for each of the three Portfolios for which subadvisers have been retained, for the current period.

COMPENSATION OF OFFICERS AND DIRECTORS. The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. Mason Street Advisors, LLC, the investment advisor to the Fund during fiscal year 2002, paid each of the other Directors of the Fund a total of up to $32,000 per year, consisting of a $20,000 retainer paid in January and $3,000 per meeting of the board of the Fund attended. MSF pays other Directors fees totaling $13,000 per year, consisting of a $5,000 retainer paid in April and an average of $2,000 per meeting of the Board of Directors of MSF attended. The Fund neither pays nor accrues any pension or retirement benefits to any of the Directors.

                               COMPENSATION TABLE

      (1)                     (2)                    (3)                     (4)                    (5)
    Name of                Aggregate              Pension or             Estimated                 Total
    Person,              Compensation             Retirement               Annual              Compensation
   Position                  From                  Benefits            Benefits Upon             From Series
                          Registrant              Accrued as             Retirement                Fund
                                                 Part of Fund                                  Registrant and
                                                   Expenses                                      Fund Complex
                                                                                                   Paid to
                                                                                                 Directors in
                                                                                                    2002
James D. Ericson,            None                    None                   None                  $   10,000
Director

William Blake,               None                    None                   None                  $   45,000
Director

Stephen N. Graff,            None                    None                   None                  $   45,000
Director

John K. MacIver,             None                    None                   None                  $   10,000
Director

Martin F. Stein,             None                    None                   None                  $   45,000
Director

William A. McIntosh,         None                    None                   None                  $   45,000
Director

Edward J. Zore               None                    None                   None                        None
Director

DIRECTORS' HOLDINGS IN THE NORTHWESTERN MUTUAL SERIES FUND, INC.

        The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings of the independent and inside directors, as of December 31, 2002. These holdings are indirect, based on investment in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company.

                                        Blake      Graff       Stein      McIntosh      Zore
                                        -----      -----       -----      --------    ---------

Aggregate Holdings,                     NONE       NONE        NONE        NONE         OVER
All Portfolios                                                                        $100,000
-------------------                     ----       ----        ----        -------    ---------
Small Cap Growth Stock                  None       None        None        None         None
Portfolio

T. Rowe Price Small Cap Value           None       None        None        None         None
Portfolio

Aggressive Growth Stock                 None       None        None        None         Over
Portfolio                                                                             $ 100,000

International Growth Portfolio          None       None        None        None         None

Franklin Templeton                      None       None        None        None       $ 10,001-
International Equity Portfolio                                                        $ 50,000

Index 400 Stock Portfolio               None       None        None        None         None

Growth Stock Portfolio                  None       None        None        None         None

Large Cap Core Stock Portfolio          None       None        None        None         None

Capital Guardian Domestic               None       None        None        None         None
Equity Portfolio

Index 500 Stock Portfolio               None       None        None        None         Over
                                                                                      $ 100,000

Asset Allocation Portfolio              None       None        None        None         None

Balanced Portfolio                      None       None        None        None         None

High Yield Bond Portfolio               None       None        None        None       $ 10,001-
                                                                                      $ 50,000

Select Bond Portfolio                   None       None        None        None         None

Money Market Portfolio                  None       None        None        None         None

DIRECTORS' HOLDINGS IN THE MASON STREET FUNDS, INC.

        The following table sets forth the Mason Street Funds, Inc. holdings of the independent and inside directors, as of December 31, 2002.

                                Blake       Graff         Stein       McIntosh        Zore
                                -----      --------       -----     ------------    ---------

Aggregate Holdings,                        $10,001-                   $ 50,001-     $ 50,001-
All Funds                       NONE       $50,000        NONE        $100,000      $100,000
-------------------             -----      --------       -----     ------------    ---------

Small Cap Growth Stock          None         None         None        $10,001-       $10,001-
Fund                                                                  $50,000        $50,000

Aggressive Growth Stock         None         None         None        $1 -       None
Fund                                                                  $10,000

International Equity            None         None         None        $10,001-       $10,001-
Fund                                                                  $50,000        $50,000

Index 400 Stock Fund            None         None         None        $10,001-        None
                                                                      $50,000

Growth Stock Fund               None       $10,001-       None          $1 -          None
                                           $50,000                    $10,000

Growth and Income Stock         None         None         None          None          None
Fund

Index 500 Stock Fund            None         $1 -         None          None         $10,001-
                                           $10,000                                   $50,000

Asset Allocation Fund           None         None         None          None          None

High Yield Bond Fund            None         None         None        $10,001-        None
                                                                      $50,000

Municipal Bond Fund             None         None         None        $10,001-        None
                                                                      $50,000

Select Bond Fund                None         None         None          None          None

OWNERSHIP OF SHARES OF THE FUND

        All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable income policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.


        The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2003.

                        SMALL CAP GROWTH STOCK PORTFOLIO


NML Variable Annuity Account A                  9,520,252 shares     (  5.4%)
NML Variable Annuity Account B                 91,260,151 shares     ( 52.0%)
NML Variable Annuity Account C                 10,875,784 shares     (  6.2%)
Northwestern Mutual Variable Life Account      64,015,745 shares     ( 36.4%)
General Account                                         0 shares     (  0.0%)
                                              ------------------     --------
         Total                                175,671,932 shares     (100.0%)

                     T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

NML Variable Annuity Account A                  2,549,488 shares     (  3.6%)
NML Variable Annuity Account B                 39,947,114 shares     ( 56.6%)
NML Variable Annuity Account C                    480,504 shares     (  0.7%)
Northwestern Mutual Variable Life Account      27,632,740 shares     ( 39.1%)
General Account                                         0 shares     (  0.0%)
                                              ------------------     --------
         Total                                 70,609,846 shares     (100.0%)

                        AGGRESSIVE GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                 22,837,894 shares     (  5.1%)
NML Variable Annuity Account B                277,887,268 shares     ( 62.1%)
NML Variable Annuity Account C                 31,016,188 shares     (  7.0%)
Northwestern Mutual Variable Life Account     115,460,504 shares     ( 25.8%)
General Account                                         0 shares     (  0.0%)
                                              ------------------     --------
         Total                                447,201,854 shares     (100.0%)

                         INTERNATIONAL GROWTH PORTFOLIO

NML Variable Annuity Account A                  1,063,586 shares     (  2.2%)
NML Variable Annuity Account B                 16,420,649 shares     ( 33.1%)
NML Variable Annuity Account C                     33,978 shares     (  0.1%)
Northwestern Mutual Variable Life Account       6,894,123 shares     ( 13.9%)
General Account                                25,144,337 shares     ( 50.7%)
                                              -----------------      --------
         Total                                 49,556,673 shares     (100.0%)

                FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

NML Variable Annuity Account A                21,191,798  shares     (  3.9%)
NML Variable Annuity Account B               327,889,337  shares     ( 59.9%)
NML Variable Annuity Account C                32,331,611  shares     (  5.9%)
Northwestern Mutual Variable Life Account    165,795,805  shares     ( 30.3%)
General Account                                        0  shares     (  0.0%)
                                             ---------------------   --------
         Total                               547,208,551  shares     (100.0%)

                            INDEX 400 STOCK PORTFOLIO

NML Variable Annuity Account A                 8,192,148  shares     (  3.4%)
NML Variable Annuity Account B               135,449,661  shares     ( 56.8%)
NML Variable Annuity Account C                14,460,632  shares     (  6.1%)
Northwestern Mutual Variable Life Account     80,531,363  shares     ( 33.7%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               238,633,804  shares     (100.0%)

                             GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                14,133,655  shares     (  4.1%)
NML Variable Annuity Account B               196,200,799  shares     ( 56.7%)
NML Variable Annuity Account C                12,988,120  shares     (  3.8%)
Northwestern Mutual Variable Life Account    122,424,429  shares     ( 35.4%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               345,747,003  shares     (100.0%)

                         LARGE CAP CORE STOCK PORTFOLIO


NML Variable Annuity Account A                15,127,370  shares     (  3.6%)
NML Variable Annuity Account B               253,488,665  shares     ( 61.1%)
NML Variable Annuity Account C                15,386,728  shares     (  3.7%)
Northwestern Mutual Variable Life Account    130,986,940  shares     ( 31.6%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               414,989,703  shares     (100.0%)

                   CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

NML Variable Annuity Account A                  2,239,992 shares     (  2.1%)
NML Variable Annuity Account B                 48,267,494 shares     ( 45.6%)
NML Variable Annuity Account C                    807,593 shares     (  0.8%)
Northwestern Mutual Variable Life Account      29,105,192 shares     ( 27.5%)
General Account                                25,417,367 shares     ( 24.0%)
                                             -------------------     --------
         Total                                105,837,638 shares     (100.0%)

                            INDEX 500 STOCK PORTFOLIO

NML Variable Annuity Account A                30,699,173  shares     (  4.9%)
NML Variable Annuity Account B               370,057,432  shares     ( 59.4%)
NML Variable Annuity Account C                33,861,900  shares     (  5.5%)
Northwestern Mutual Variable Life Account    188,282,312  shares     ( 30.2%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               622,900,817  shares     (100.0%)

                           ASSET ALLOCATION PORTFOLIO

NML Variable Annuity Account A                  3,554,452 shares     (  3.1%)
NML Variable Annuity Account B                 71,159,596 shares     ( 62.9%)
NML Variable Annuity Account C                  1,587,308 shares     (  1.4%)
Northwestern Mutual Variable Life Account      11,177,913 shares     (  9.9%)
General Account                                25,609,752 shares     ( 22.7%)
                                             -------------------     --------
         Total                                113,089,021 shares     (100.0%)

                               BALANCED PORTFOLIO

NML Variable Annuity Account A               108,503,703  shares     (  7.0%)
NML Variable Annuity Account B             1,259,369,235  shares     ( 81.5%)
NML Variable Annuity Account C                45,356,991  shares     (  3.0%)
Northwestern Mutual Variable Life Account    131,404,963  shares     (  8.5%)
General Account                                        0  shares     (  0.0%)
                                           ---------------------     --------
         Total                             1,544,634,892  shares     (100.0%)

                              HIGH YIELD PORTFOLIO

NML Variable Annuity Account A                 7,435,341  shares     (  2.9%)
NML Variable Annuity Account B               174,482,603  shares     ( 69.2%)
NML Variable Annuity Account C                 7,448,899  shares     (  3.0%)
Northwestern Mutual Variable Life Account     62,908,264  shares     ( 24.9%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               252,275,107  shares     (100.0%)

                              SELECT BOND PORTFOLIO

         NML Variable Annuity Account A       25,530,987  shares     (  5.2%)
NML Variable Annuity Account B               382,147,155  shares     ( 78.0%)
NML Variable Annuity Account C                15,751,850  shares     (  3.2%)
Northwestern Mutual Variable Life Account     66,832,142  shares     ( 13.6%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               490,262,134  shares     (100.0%)

                             MONEY MARKET PORTFOLIO


NML Variable Annuity Account A                27,253,046  shares     (  5.2%)
NML Variable Annuity Account B               359,065,381  shares     ( 68.6%)
NML Variable Annuity Account C                13,324,116  shares     (  2.5%)
Northwestern Mutual Variable Life Account    123,861,754  shares     ( 23.7%)
General Account                                        0  shares     (  0.0%)
                                             -------------------     --------
         Total                               523,504,297  shares     (100.0%)

        The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.


INVESTMENT ADVISORY AND OTHER SERVICES

        The Fund's investment adviser, Mason Street Advisors, LLC ("MSA"), is a wholly-owned company of Northwestern Mutual. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the "Agreements"). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

        For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

        For the fiscal years ended December 31, 2000 and December 31, 2001, NMIS received $39,679,062 and $36,797,216, respectively, for its services as investment adviser to the Fund. For the fiscal year ended December 31, 2002, MSA received $34,026,323 for its services as investment advisor to the Fund.

        MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Agreements and Northwestern Mutual is a party to each Agreement.

        "Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Fund or if MSA ceases to be an affiliated company of Northwestern Mutual.

        Templeton Investment Counsel, LLC ("Templeton Counsel"), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Franklin Templeton International Equity Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is a wholly-owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the Franklin Templeton International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Franklin Templeton International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the Franklin Templeton International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the Franklin Templeton International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by MSA, compensation at the annual rate of .50% of the average net assets of the Franklin Templeton International Equity Portfolio, reduced to .40% on assets in excess of $100 million.

        J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, provided investment advisory services through January 31, 2003, pursuant to an investment sub-advisory agreement, to the J.P. Morgan Select Growth and Income Stock Portfolio, now known as the Large Cap Core Stock Portfolio. For the services provided through January 31, 2003, MSA paid J.P. Morgan Investment a fee at the annual rate of .45% on the first $100 million of the Portfolio's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million.

        J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly owned subsidiary of J.P. Morgan Chase & Co., J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of JPMorgan Chase Bank, also a subsidiary of J.P. Morgan Chase & Co.

        Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $598 billion as of 12/31/02. With offices in London and Singapore, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients. Investment management activities in Japan and Germany are carried out by affiliates, J.P. Morgan Trust Bank Ltd. in Tokyo, and JPMorgan Fleming Investment GmbH in Frankfurt.

        T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio, pursuant to investment sub-advisory agreements. For the services provided for the T. Rowe Price Small Cap Value Portfolio, MSA pays T. Rowe Price a fee at the annual rate of .60% of the Portfolio's assets. For services provided to the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price at the annual rate of 0.40% of the Portfolio's assets, reduced to 0.35% on assets in excess of $500 million. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of 12/31/02, assets under management were approximately $140.6 billion.

        Capital Guardian Trust Company "Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Capital Guardian Domestic Equity Portfolio, pursuant to an investment sub-advisory agreement. Capital Guardian is a wholly-owned indirect subsidiary of The Capital Group Companies, Inc. For the services provided, MSA pays Capital Guardian an annual fee of $375,000 on the Portfolio's assets with a market value of $100 million or less. Once the account satisfies the minimum account size of $100 million and its corresponding minimum annual fee of $375,000, then the fees will be charged according to the following rates:

Market Value:            Annual Fee Rate
------------             ---------------
First  $ 25MM            0.55 of 1%
Next   $ 25MM            0.40 of 1%
Over   $ 50MM            0.275 of 1%

A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates.


        Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206, provides investment services to the Janus Capital Appreciation Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays Janus Capital at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million.

        Alliance Capital Management L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105, provides investment services to the AllianceBernstein Mid Cap Value Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays Alliance Capital at the annual rate of 0.72% on the first $25 million, 0.54% on the next $225 million and 0.50% on assets in excess of $250 million, subject to a minimum annual fee of $16,000.


        Northwestern Mutual is the licensee under two License Agreements with Standard & Poor's, dated as of November 30, 1990 and February 19, 1999 for the S&P 500 Index and the S&P MidCap 400 Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

                The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, both of which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER

        PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

        The custodian for the Select Bond, High Yield Bond, Money Market, Growth Stock and Large Cap Core Stock Portfolios is State Street Corporation, 280 Park Avenue, New York, New York 10017. The custodian for the Franklin Templeton International Equity and International Growth Stock Portfolios is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodian for the other Portfolios is JPMorgan Treasury and Securities Services, 4 Chase Metro Tech Center, Brooklyn, New York 11245. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios. Canadian Imperial Bank of Commerce, Commerce Court, Ontario, Canada M5L 1A2 provides custodial services for the Fund in Canada.

        PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent accountant of the Fund and performs auditing services for the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

        There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.


        The investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, places all orders for the purchase and sale of portfolio securities, options, and futures contracts for each Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

        Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Fund's investment adviser and directors.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing a Portfolio.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

        There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser, but it is not the policy of any Portfolio to pay higher brokerage commissions to a firm solely because it has provided such services. In 2002 all brokerage business was allocated to firms which provided these services. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Portfolio. During the years ended December 31, 2000, 2001, and 2002, the Fund paid brokerage commissions of $6,463,799, $8,424,267, and $6,072,995, respectively.

        The Directors of the Fund have authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with Robert W. Baird & Co. Incorporated ("Baird"), a broker-dealer which is a corporate affiliate of Northwestern Mutual. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. During 2000, the Fund paid $144,955 in commissions to Baird. This represents 3.4% of the aggregate brokerage commissions paid during 2000 and 2.2% of aggregate Fund transactions. During 2001, the Fund paid $186,206 in commissions to Baird. This represents 3.5% of the aggregate brokerage commissions paid during 2001 and 2.2% of aggregate Fund transactions. During 2002, the Fund paid $195,441 in commissions to Baird. This represents 5.4% of the aggregate brokerage commissions paid during 2002 and 3.2% of aggregate Fund transactions.

ORGANIZATION AND CAPITAL STOCK

        The Fund was incorporated in Maryland on December 22, 1983.

        The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

        All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

        As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

        The capital stock of the Fund is divided into eighteen classes corresponding to the eighteen Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the Portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the Portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the Investment Company Act of 1940. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

        Each Portfolio is a diversified series of the Fund. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

        Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

        The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

        Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange or, if there has been no such sale, at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.

        Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of the Fund determine that in the case of a particular security some other value is fair.

        Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

        Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

        The value of a foreign security held by the International Growth Portfolio and the Franklin Templeton International Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 11:00 a.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The International Growth Portfolio and the Franklin Templeton International Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of the Fund. This description of issues and practices for the International Growth and International Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

        All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

        The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio's securities. Accordingly, if net losses on the Portfolio's securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

        The total offering price per share for each Portfolio is computed as follows:

                          SPECIMEN PRICE-MAKE-UP SHEET
                            (as of December 31, 2002)

                                                                                                                  FRANKLIN
                                                      T. ROWE PRICE                                               TEMPLETON
                                   SMALL CAP            SMALL CAP          AGGRESSIVE      INTERNATIONAL         INTERNATIONAL
                                  GROWTH STOCK            VALUE           GROWTH STOCK        GROWTH               EQUITY
                                    PORTFOLIO           PORTFOLIO           PORTFOLIO        PORTFOLIO            PORTFOLIO
                                  -------------       -------------       -------------    -------------       ---------------
NET ASSETS                        $ 254,880,094       $  63,082,820       $ 994,074,877    $  35,372,746       $   563,101,751

NUMBER OF SHARES
 OUTSTANDING                        175,132,229          66,203,091         455,396,432       44,768,132           549,888,747

NET ASSET VALUE PER
 SHARE(NET ASSETS /
 NUMBER OF SHARES                 $       1.455       $       0.953       $       2.183    $       0.790       $         1.024
 OUTSTANDING)

OFFERING AND REDEMPTION
 PRICE PER SHARE                  $        1.46       $        0.95       $        2.18    $        0.79       $          1.02

                                    INDEX 400                              LARGE CAP       CAPITAL GUARDIAN       INDEX 500
                                      STOCK           GROWTH STOCK         CORE STOCK      DOMESTIC EQUITY          STOCK
                                    PORTFOLIO           PORTFOLIO           PORTFOLIO         PORTFOLIO           PORTFOLIO
                                  -------------       -------------       -------------    ----------------    ---------------
NET ASSETS                        $ 225,409,641       $ 551,420,920       $ 365,944,341    $     74,273,590    $ 1,362,881,250

NUMBER OF SHARES
 OUTSTANDING                        236,841,163         347,217,610         421,624,370          97,977,562        629,064,624

NET ASSET VALUE PER
 SHARE (NET ASSETS /
 NUMBER OF SHARES                 $       0.952       $       1.588       $       0.868    $          0.758    $         2.167
 OUTSTANDING)

OFFERING AND REDEMPTION
 PRICE PER SHARE                  $        0.95       $        1.59       $        0.87    $           0.76    $          2.17

                                      ASSET                                HIGH YIELD
                                    ALLOCATION            BALANCED             BOND         SELECT BOND         MONEY MARKET
                                    PORTFOLIO            PORTFOLIO          PORTFOLIO        PORTFOLIO            PORTFOLIO
                                  -------------       ---------------     -------------    -------------       ---------------
NET ASSETS                        $  87,259,766       $ 2,561,529,169     $ 137,553,180    $ 584,018,127       $   501,312,690

NUMBER OF SHARES
 OUTSTANDING                        101,691,340         1,579,113,351       244,295,841      459,566,432           501,333,558

NET ASSET VALUE PER
 SHARE(NET ASSETS /
 NUMBER OF SHARES                 $       0.858       $         1.622     $       0.563    $       1.271       $         1.000
 OUTSTANDING)

OFFERING AND REDEMPTION
 PRICE PER SHARE                  $        0.86       $          1.62     $        0.56    $        1.27       $          1.00

        Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

TAXES AND DIVIDENDS

        Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code. No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards:

Small Cap Growth Stock                $   41,723,566    T. Rowe Price Small Cap Value        $       98,257

Aggressive Growth Stock               $  192,311,547    International Growth Stock           $    3,804,717

Franklin Templeton International      $   73,668,222    Index 400 Stock                      $    2,152,825
 Equity

Growth Stock                          $  115,629,460    Large Cap Core Stock                 $   73,257,759

Capital Guardian Domestic Equity      $    2,410,336    Asset Allocation                     $    4,395,954

Balanced                              $   50,014,466    High Yield Bond                      $   77,164,261

        The Index 500 Stock, Select Bond, and Money Market Portfolios had no unused capital loss carryforwards.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

        The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The Portfolio's yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

                                   APPENDIX A


Description of Ratings as Provided by the Rating Services

        As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), i.e. BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund's adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.


CORPORATE BONDS AND PREFERRED STOCK

        Moody's Investors Service, Inc.

Aaa
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

CORPORATE BONDS

        Standard & Poor's

Issue credit ratings are based in varying degrees, on the following considerations:
        .       Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
        .       Nature of and provisions of the obligation; and
        .       Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard &Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance.

        Fitch's


AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong.

This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC,CC,C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,DD,D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


COMMERCIAL PAPER

        Moody's Investors Service, Inc.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .       Leading market positions in well-established industries.
        .       High rates of return on funds employed.
        .       Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

COMMERCIAL PAPER

        Standard & Poor's

A-1
An issuer rated 'A-1' has a STRONG ability to meet its financial commitments on short-term policy obligations. It is rated in the highest category by Standard & Poor's. Within this category, certain insurers are designated with a plus sign (+). This indicates that the insurer's ability to meet its financial commitments on short-term policy obligations is-EXTREMELY STRONG.

A-2
An issuer rated 'A-2' has a GOOD ability to meet its financial commitments on short-term policy obligations. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than insurers in the highest rating category.

A-3
An insurer rated 'A-3' has an ADEQUATE ability to meet its financial commitments on short-term policy obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened ability of the insurer to meet its financial obligations.

B
An issuer rated 'B' is regarded as VULNERABLE and has significant speculative characteristics. The insurer currently has the ability to meet its financial commitments on short-term policy obligations; however, it faces major ongoing uncertainties which could lead to the insurer's inadequate ability to meet its financial obligations.

C
An insurer rated 'C' is regarded as CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on short-term policy obligations.

R
An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

PLUS (+) OR MINUS (-)
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Fitch's


F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                                Glossary of Terms

Certificate of Deposit
        A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit
        A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit
        A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance
        A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note
        A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper
        Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

  NORTHWESTERN MUTUAL SERIES FUND, INC - T. ROWE PRICE EQUITY INCOME PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 24, 2003


Assets
   Cash                                                    $10,000

Net Assets                                                 $10,000

Aggregate Paid in Capital
   ($0.01 par value; 2,000,000,000 shares authorized;
   10,000 shares outstanding)                              $10,000

Net Asset Value, Offering and Redemption Price Per Share   $  1.00


     NORTHWESTERN MUTUAL SERIES FUND, INC - ALLIANCEBERNSTEIN MID CAP VALUE
                  PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
                                 April 24, 2003


Assets
   Cash                                                    $10,000

Net Assets                                                 $10,000

Aggregate Paid in Capital
   ($0.01 par value; 2,000,000,000 shares authorized;
   10,000 shares outstanding)                              $10,000

Net Asset Value, Offering and Redemption Price Per Share   $  1.00


   NORTHWESTERN MUTUAL SERIES FUND, INC - JANUS CAPITAL APPRECIATION PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 24, 2003


Assets
   Cash                                                    $10,000

Net Assets                                                 $10,000

Aggregate Paid in Capital
   ($0.01 par value; 2,000,000,000 shares authorized;
   10,000 shares outstanding)                              $10,000

Net Asset Value, Offering and Redemption Price Per Share   $  1.00

 Accountants' Report


                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave.
Suite 1500
Milwaukee WI 53202
Telephone (414) 212-1600
Facsimile (414) 212-1880

Report of Independent Accountants

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2002 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 31, 2003

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                             Market
                                                   Shares/    Value
           Common Stock (93.3%)                      Par     (000's)
           ----------------------------------------------------------

           Consumer Discretionary (20.5%)
           Aaron Rents, Inc.                         118,000 $  2,582
           *Aftermarket Technology Corp.              67,600      980
           *AnnTaylor Stores Corp.                   200,100    4,086
           *Coach, Inc.                              166,300    5,475
           Fred's, Inc.                              107,650    2,767
           *Getty Images, Inc.                       111,400    3,403
           *The Gymboree Corp.                       256,800    4,073
           *Lin TV Corp. -- Class A                   83,000    2,021
           *O'Reilly Automotive, Inc.                425,300   10,755
           *Orient-Express Hotel, Ltd. -- Class A    238,300    3,217
           Polaris Industries, Inc.                   65,900    3,862
           *Spanish Broadcasting System, Inc. --
            Class A                                  145,300    1,046
           *Tommy Hilfiger Corp.                     205,800    1,430
           *Westwood One, Inc.                       175,500    6,556
                                                             --------
              Total                                            52,253
                                                             --------

           Consumer Staples (1.5%)
           *Peet's Coffee & Tea, Inc.                267,100    3,774
                                                             --------
              Total                                             3,774
                                                             --------

           Energy (8.1%)
           *Cal Dive International, Inc.             181,200    4,258
           *Energy Partners, Ltd.                    255,000    2,729
           *Forest Oil Corp.                          83,900    2,320
           *Grant Prideco, Inc.                      237,000    2,759
           *National Oilwell, Inc.                   168,400    3,678
           *Patterson-UTI Energy, Inc.               159,600    4,814
                                                             --------
              Total                                            20,558
                                                             --------

           Financials (5.1%)
           *Corrections Corporation of America        69,100    1,185
           Investors Financial Services Corp.        185,800    5,090
           *Platinum Underwriters Holdings, Ltd.      15,300      403
           Radian Group, Inc.                         91,100    3,384
           W.P. Stewart & Co., Ltd.                   97,300    1,744
           Waddell & Reed Financial, Inc. --
            Class A                                   62,300    1,225
                                                             --------
              Total                                            13,031
                                                             --------

           Health Care (20.1%)
           *Accredo Health, Inc.                     112,200    3,955
           *The Advisory Board Co.                    38,600    1,154
           *AmSurg Corp.                              61,500    1,256
           *Apogent Technologies, Inc.               134,000    2,787
           *Bio-Rad Laboratories, Inc. -- Class A     62,300    2,411
           *CIMA Labs, Inc.                          114,400    2,767
           *DaVita, Inc.                             269,400    6,646
           *IMPAC Medical Systems, Inc.               15,400      285
           *Lincare Holdings, Inc.                   218,900    6,922

                                                             Market
                                                   Shares/    Value
          Common Stock (93.3%)                       Par     (000's)
          -----------------------------------------------------------

          Health Care continued
          *Patterson Dental Co.                      145,600 $  6,369
          *Province Healthcare Co.                   367,125    3,572
          *Renal Care Group, Inc.                    202,200    6,398
          *Triad Hospitals, Inc.                      83,000    2,476
          *Ventana Medical Systems, Inc.             179,900    4,147
                                                             --------
             Total                                             51,145
                                                             --------

          Industrials (16.3%)
          *Atlantic Coast Airlines Holdings, Inc.    160,700    1,933
          C.H. Robinson Worldwide, Inc.              151,900    4,739
          *Charles River Associates Inc.              83,500    1,182
          *The Corporate Executive Board Co.         232,000    7,406
          *Education Management Corp.                 60,600    2,279
          *Hewitt Associates, Inc. -- Class A         47,100    1,493
          *Integrated Defense Technologies, Inc.         200        3
          *Knight Transportation, Inc.               203,352    4,270
          *MSC Industrial Direct Co., Inc. --
           Class A                                   121,700    2,160
          *P.A.M. Transportation Services, Inc.      107,100    2,700
          *Pacer International, Inc.                 277,000    3,684
          *Portfolio Recovery Associates, Inc.       127,200    2,322
          *Resources Connection, Inc.                178,600    4,145
          SkyWest, Inc.                              193,900    2,534
          *Tetra Tech, Inc.                           67,175      820
                                                             --------
             Total                                             41,670
                                                             --------

          Information Technology (16.9%)
          *Amphenol Corp. -- Class A                  68,700    2,611
          *Barra, Inc.                                37,250    1,130
          *Brooks-PRI Automation, Inc.                92,208    1,057
          *CACI International, Inc. -- Class A       101,700    3,625
          *EPIQ Systems, Inc.                        206,150    3,158
          *Fargo Electronics, Inc.                   343,500    2,995
          *Forrester Research, Inc.                  144,100    2,244
          *Inforte Corp.                             227,400    1,762
          *MKS Instruments, Inc.                      67,300    1,106
          *O2Micro International Ltd                 111,300    1,085
          *Plexus Corp.                              177,600    1,559
          *Renaissance Learning, Inc.                163,300    3,086
          *TESSCO Technologies, Inc.                 220,708    2,042
          *THQ, Inc.                                  84,350    1,118
          *UTStarcom, Inc.                           367,000    7,277
          *Varian, Inc.                              242,800    6,966
          *Verint Systems, Inc.                       17,400      351
                                                             --------
             Total                                             43,172
                                                             --------

          Materials (4.8%)
          *Airgas, Inc.                              285,300    4,922
          Cambrex Corp.                               93,900    2,837
          Minerals Technologies, Inc.                 83,900    3,620

 Small Cap Growth Stock Portfolio


                                                         Market
                                               Shares/    Value
              Common Stock (93.3%)               Par     (000's)
              ---------------------------------------------------

               Materials continued
               *Silgan Holdings, Inc.             33,600 $    829
                                                         --------
                  Total                                    12,208
                                                         --------
                  Total Common Stock                      237,811
                    (Cost: $253,937)                     --------

              Money Market Investments (6.8%)
              ---------------------------------------------------

              Federal Government and Agencies (1.8%)
               Federal National Mortgage
                Association, 1.28%, 3/12/03   $4,500,000    4,490
                                                         --------
                  Total                                     4,490
                                                         --------

               Finance Lessors (2.0%)
               Receivables Capital Corp.,
                1.35%, 1/21/03                 5,000,000    4,996
                                                         --------
                  Total                                     4,996
                                                         --------

                                                             Market
                                                  Shares/     Value
           Money Market Investments (6.8%)          Par      (000's)
           ----------------------------------------------------------

           Short Term Business Credit (3.0%)
           Transamerica Financial Corp.,
            1.34%, 1/21/03                       $5,000,000 $  4,996
           UBS Finance LLC, 1.20%, 1/2/03         2,900,000    2,900
                                                            --------
              Total                                            7,896
                                                            --------

               Total Money Market
                Investments (Cost: $17,381)                   17,382
                                                            --------

               Total Investments (100.1%)
                (Cost: $271,318)`                            255,193
                                                            --------

               Other Assets, Less Liabilities
                (0.1%)                                          (313)
                                                            --------

               Total Net Assets (100.0%)                    $254,880
                                                            --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $275,499 and the net unrealized depreciation of investments based on that cost was $20,306 which is comprised of $19,746 aggregate gross unrealized appreciation and $40,052 aggregate gross unrealized depreciation.

*Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                             Market
                                                    Shares/   Value
            Common Stock (97.0%)                      Par    (000's)
            --------------------------------------------------------

            Consumer Discretionary (19.6%)
            Aaron Rents, Inc.                         37,100 $   812
            Aaron Rents, Inc. -- Class A               2,100      48
            *CSS Industries, Inc.                     12,000     397
            *Culp, Inc.                               23,000     196
            Fred's, Inc.                              44,900   1,154
            Hancock Fabrics, Inc.                     32,000     488
            Haverty Furniture Companies, Inc.         56,800     790
            *Journal Register Co.                     19,200     341
            Matthews International Corp. -- Class A   46,500   1,038
            *Paxson Communications Corp.               4,000       8
            *RARE Hospitality International, Inc.     42,700   1,179
            Ruby Tuesday, Inc.                        76,900   1,330
            *Saga Communications, Inc. -- Class A     49,000     931
            *SCP Pool Corp.                           26,400     771
            *Sinclair Broadcast Group, Inc. --
              Class A                                 19,200     223
            Skyline Corp.                             21,400     631
            *Stanley Furniture Co., Inc.              25,000     581
            *Stein Mart, Inc.                         86,200     526
            *TBC Corp.                                44,200     531
            *Unifi, Inc.                              74,600     392
                                                             -------
               Total                                          12,367
                                                             -------

            Consumer Staples (2.3%)
            *American Italian Pasta Co. -- Class A    15,600     561
            Casey's General Stores, Inc.              50,000     610
            *Wild Oats Markets, Inc.                  27,100     280
                                                             -------
               Total                                           1,451
                                                             -------

            Energy (7.4%)
            *Atwood Oceanics, Inc.                    13,800     415
            CARBO Ceramics, Inc.                      17,000     573
            *Forest Oil Corp.                         21,350     590
            *Lone Star Technologies, Inc.             16,500     246
            *Magnum Hunter Resources, Inc.            17,800     106
            Penn Virginia Corp.                       17,850     649
            *TETRA Technologies, Inc.                 27,100     579
            *W-H Energy Services, Inc.                24,500     357
            XTO Energy, Inc.                          46,000   1,137
                                                             -------
               Total                                           4,652
                                                             -------

            Financials (23.9%)
            *Allied Capital Corp.                     47,250   1,031
            *American Capital Strategies, Ltd.        16,000     345
            Bedford Property Investors, Inc.          21,400     550
            Brown & Brown, Inc.                       47,900   1,547
            Community First Bankshares, Inc.          41,300   1,092
            East West Bancorp, Inc.                   24,900     898
            *First Republic Bank                      33,600     672
            Gladstone Capital Corp.                    5,400      89

                                                              Market
                                                     Shares/   Value
           Common Stock (97.0%)                        Par    (000's)
           ----------------------------------------------------------

           Financials continued
           Glenborough Realty Trust Inc.               37,900 $   675
           Innkeepers USA Trust                        49,700     381
           Kilroy Realty Corp.                         32,000     738
           Lasalle Hotel Properties                    25,800     361
           *Markel Corp.                                3,600     740
           *Ohio Casualty Corp.                        17,900     232
           *ProAssurance Corp.                         42,700     897
           Scottish Annuity & Life Holdings, Ltd.      16,100     281
           *Silicon Valley Bancshares                  39,100     714
           Sun Communities, Inc.                       24,900     911
           Texas Regional Bancshares, Inc. --
            Class A                                    42,900   1,524
           *Triad Guaranty, Inc.                       24,600     907
           Washington Real Estate Trust                21,400     546
                                                              -------
              Total                                            15,131
                                                              -------

           Health Care (3.5%)
           Arrow International, Inc.                    7,100     289
           *Bone Care International, Inc.              33,800     329
           *Diversa Corp.                              57,200     518
           *Guilford Pharmaceuticals, Inc.             55,400     220
           *Lexicon Genetics Inc.                      10,000      47
           Owens & Minor, Inc.                         50,100     823
                                                              -------
              Total                                             2,226
                                                              -------

           Industrials (19.1%)
           Ameron International Corp.                   7,200     397
           C&D Technologies, Inc.                      28,600     505
           *Casella Waste Systems, Inc. -- Class A     60,700     540
           EDO Corp.                                   21,400     445
           *Electro Rent Corp.                         55,850     677
           Franklin Electric Co., Inc.                 18,500     888
           G & K Services, Inc. -- Class A             21,400     758
           *Hub Group, Inc. -- Class A                 10,000      48
           IDEX Corp.                                  20,200     661
           *Insituform Technologies, Inc. -- Class A   46,300     789
           *Kirby Corp.                                 4,800     131
           Landauer, Inc.                              12,900     448
           *Landstar System, Inc.                      25,700   1,500
           *Layne Christensen Co.                      12,400     102
           *Littelfuse, Inc.                           27,100     457
           McGrath Rentcorp                            19,000     442
           *Midwest Express Holdings, Inc.             18,500      99
           Nordson Corp.                               21,400     531
           *Right Management Consultants, Inc.         28,200     374
           Thomas Industries, Inc.                     29,100     758
           UTI Worldwide, Inc.                         28,400     746
           *Waste Connections, Inc.                     7,100     274
           Woodward Governor Co.                       10,700     465
                                                              -------
              Total                                            12,035
                                                              -------

 T. Rowe Price Small Cap Value Portfolio


                                                           Market
                                                  Shares/   Value
             Common Stock (97.0%)                   Par    (000's)
             -----------------------------------------------------

             Information Technology (7.1%)
             Analogic Corp.                         13,000 $   653
             *ATMI, Inc.                            22,600     419
             *Cable Design Technologies Corp.       53,400     315
             *Exar Corp.                            38,000     471
             Methode Electronics, Inc. -- Class A   24,500     269
             *MPS Group, Inc.                       78,400     434
             *Mykrolis Corp.                        42,600     311
             *Netegrity, Inc.                       41,700     136
             *Packeteer, Inc.                       56,800     390
             *Progress Software Corp.               39,300     509
             *SPSS, Inc.                            35,750     500
             *Stellent, Inc.                        13,700      61
                                                           -------
                Total                                        4,468
                                                           -------

             Materials (9.1%)
             *Airgas, Inc.                          49,700     858
             AptarGroup, Inc.                       25,650     801
             Arch Chemicals, Inc.                   28,500     520
             Carpenter Technology Corp.             17,800     222
             Deltic Timber Corp.                    21,400     571
             Florida Rock Industries, Inc.          15,750     599
             Gibraltar Steel Corp.                  28,500     543
             MacDermid, Inc.                        14,200     324
             Myers Industries, Inc.                 35,225     377
             *Symyx Technologies, Inc.              21,200     267
             Wausau-Mosinee Paper Corp.             56,800     637
                                                           -------
                Total                                        5,719
                                                           -------

             Utilities (3.1%)
             Black Hills Corp.                      21,400     569
             Cleco Corp.                            32,100     449
             Otter Tail Corp.                       16,300     438
             Vectren Corp.                          22,100     508
                                                           -------
                Total                                        1,964
                                                           -------

             Various Other Holdings (1.9%)
             First Financial Fund, Inc.             48,000     637
             Russell 2000 Value Index                5,200     581
                                                           -------
                Total                                        1,218
                                                           -------

                 Total Common Stock
                  (Cost: $65,565)                           61,231
                                                           -------

                                                            Market
                                                   Shares/   Value
             Money Market Investments (0.7%)         Par    (000's)
             ------------------------------------------------------

             Other Holdings (0.7%)
             Reserve Investment Fund               $421,816 $   422
                                                            -------
                Total Money Market Investments                  422
                                                            -------

                 Total Money Market Investments
                  (Cost: $422)                                  422
                                                            -------

                 Total Investments (97.7%)
                  (Cost $65,987)`                            61,653
                                                            -------

                 Other Assets, Less Liabilities
                  (2.3%)                                      1,430
                                                            -------

                 Total Net Assets (100.0%)                  $63,083
                                                            -------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $66,017 and the net unrealized depreciation of investments based on that cost was $4,364 which is comprised of $2,684 aggregate gross unrealized appreciation and $7,048 aggregate gross unrealized depreciation.

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Aggressive Growth Stock Portfolio



Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                            Market
                                                  Shares/    Value
            Common Stock (89.8%)                    Par     (000's)
            --------------------------------------------------------

            Consumer Discretionary (16.6%)
            *CDW Computer Centers, Inc.             290,400 $ 12,734
            *Dollar Tree Stroes, Inc.               546,750   13,434
            *Entercom Communications Corp. --
             Class A                                271,200   12,725
            Fairmont Hotels & Resorts, Inc.         488,700   11,509
            *Getty Images, Inc.                     547,200   16,717
            *Hispanic Broadcasting Corp. --
             Class A                                335,400    6,892
            *Jones Apparel Group, Inc.              485,900   17,220
            *Kohl's Corp.                           287,300   16,074
            *Lamar Advertising Co. -- Class A       616,125   20,733
            *Michaels Stores, Inc.                  219,200    6,861
            *O'Reilly Automotive, Inc.              469,900   11,884
            *PETCO Animal Supplies, Inc.            729,000   17,087
                                                            --------
               Total                                         163,870
                                                            --------

            Energy (8.8%)
            *BJ Services Co.                        559,600   18,081
            *Cooper Cameron Corp.                   261,200   13,013
            GlobalSantaFe Corp.                     422,101   10,265
            *Grant Prideco, Inc.                    679,425    7,909
            *Nabors Industries, Ltd.                471,000   16,612
            Ocean Energy, Inc.                      455,500    9,096
            *Weatherford International, Ltd.        312,925   12,495
                                                            --------
               Total                                          87,471
                                                            --------

            Financials (9.9%)
            Eaton Vance Corp.                       252,700    7,139
            Investors Financial Services Corp.      956,700   26,204
            Northern Trust Corp.                    177,100    6,207
            Old Republic International Corp.        905,000   25,340
            Radian Group, Inc.                      375,600   13,954
            RenaissanceRe Holdings Ltd.             135,500    5,366
            SouthTrust Corp.                        591,000   14,686
                                                            --------
               Total                                          98,896
                                                            --------

            Health Care (14.1%)
            *Apogent Technologies, Inc.             521,400   10,845
            Biomet, Inc.                            490,900   14,069
            *Biovail Corp.                          400,100   10,567
            Health Management Associates, Inc.      374,700    6,707
            *Lincare Holdings, Inc.               1,086,000   34,340
            *Medlmmune, Inc.                        346,600    9,417
            *Patterson Dental Co.                   601,750   26,321
            *Province Healthcare Co.                857,650    8,345
            *Shire Pharmaceuticals Group PLC,
             ADR                                    262,700    4,962
            *St. Jude Medical, Inc.                 113,300    4,500
            *Universal Health Services, Inc. --
              Class B                               229,600   10,355
                                                            --------
               Total                                         140,428
                                                            --------

                                                             Market
                                                   Shares/    Value
          Common Stock (89.8%)                       Par     (000's)
          -----------------------------------------------------------

          Industrials (21.6%)
          *Apollo Group, Inc. -- Class A             369,550 $ 16,260
          *ARAMARK Corp. -- Class B                  584,200   13,729
          *The BISYS Group, Inc.                     556,100    8,842
          *ChoicePoint, Inc.                         124,700    4,924
          Cintas Corp.                               213,950    9,788
          *Concord EPS, Inc.                         235,750    3,711
          *The Corporate Executive Board Co.         943,600   30,120
          Deere & Co.                                146,700    6,726
          Expeditors International of
           Washington, Inc.                          810,200   26,453
          Fastenal Co.                               266,700    9,972
          *Fiserv, Inc.                              725,565   24,633
          Graco, Inc.                                326,000    9,340
          *Hewitt Associates, Inc. -- Class A        139,500    4,421
          Manpower, Inc.                              88,600    2,826
          Paychex, Inc.                              492,100   13,730
          SkyWest, Inc.                              518,300    6,774
          *Swift Transportation Co., Inc.            869,500   17,406
          *Tetra Tech, Inc.                          359,197    4,382
                                                             --------
             Total                                            214,037
                                                             --------

          Information Technology (15.0%)
          *Brooks-PRI Automation, Inc.               380,008    4,355
          *Cadence Design Systems, Inc.              627,300    7,396
          *Electronic Arts, Inc.                      73,100    3,638
          Fair, Issac and Co., Inc.                  193,300    8,254
          *Integtated Circuit Systems, Inc.          312,800    5,709
          *Intersil Corp. -- Class A                 574,400    8,007
          *Intuit, Inc.                              311,971   14,638
          *Jabil Circuit, Inc.                       611,500   10,958
          *Keane, Inc.                               506,700    4,555
          *Mettler -- Toledo International, Inc.     209,000    6,701
          Microchip Technology, Inc.                 683,275   16,705
          *Novellus Systems, Inc.                    388,800   10,918
          *QLogic Corp.                              257,800    8,897
          *Semtech Corp.                             411,200    4,490
          *UTStarcom, Inc.                           570,700   11,317
          *VeriSign, Inc.                            110,300      885
          *Waters Corp.                              286,000    6,229
          *Zebra Tehnologies Corp. -- Class A        278,100   15,934
                                                             --------
             Total                                            149,586
                                                             --------

          Materials (3.8%)
          Ball Corp.                                 135,400    6,931
          Praxair, Inc.                              297,700   17,198
          Sigma-Aldrich Corp.                        285,300   13,894
                                                             --------
             Total                                             38,023
                                                             --------

              Total Common Stock
               (Cost: $932,403)                               892,311
                                                             --------

 Aggressive Growth Stock Portfolio


                                                          Market
                                                Shares/    Value
             Money Market Investments (10.5%)     Par     (000's)
             -----------------------------------------------------

             Federal Government and Agencies (0.6%)
              Federal Home Loan Bank,
               1.24%, 3/7/03                  $ 6,000,000 $  5,987
                                                          --------
                 Total                                       5,987
                                                          --------

              Finance Lessors (2.0%)
              Receivables Capital Corp.,
               1.35%, 1/21/03                  20,000,000   19,985
                                                          --------
                 Total                                      19,985
                                                          --------

              Finance Services (1.9%)
              Preferred Receivable Funding,
               1.35%, 1/9/03                   18,600,000   18,594
                                                          --------
                 Total                                      18,594
                                                          --------

             Miscellaneous Business Credit Institutions (2.0%)
              Quincy Capital Corp.,
               1.37%, 1/21/03                  20,000,000   19,985
                                                          --------
                 Total                                      19,985
                                                          --------

                                                            Market
                                                 Shares/     Value
           Money Market Investments (10.5%)        Par      (000's)
           ---------------------------------------------------------

           Personal Credit Institutions (4.0%)
           Salomon Smith Barney Hld,
            1.325%, 1/24/03                    $20,000,000 $ 19,984
           Toyota Motor Credit Co.,
            1.31%, 1/27/03                      20,000,000   19,981
                                                           --------
              Total                                          39,965
                                                           --------

               Total Money Market
                Investments (Cost: $104,515)                104,516
                                                           --------

               Total Investments (100.3%)
                (Cost $1,036,918)`                          996,827
                                                           --------

               Other Assets, Less Liabilities (-0.3%)        (2,752)
                                                           --------

               Total Net Assets (100.0%)                   $994,075
                                                           --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $1,051,359 and the net unrealized depreciation of investments based on that cost was $54,532 which is comprised of $85,872 aggregate gross unrealized appreciation and $140,404 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                           Market
              Foreign Common                     Shares/    Value
              Stock (97.7%)      Country           Par     (000's)
              ----------------------------------------------------

              Basic Materials (5.4%)
              *Arcelor           Luxembourg         18,700 $   230
              BASF AG            Germany             6,415     242
              *Billerud          Sweden             16,498     180
              Norske
               Skogindustrier
               ASA               Norway              8,575     121
              *Novozymes A/S --
               B Shares          Denmark            11,200     234
              Rio Tinto Ltd.     Australia          12,200     233
              *Solvay SA         Belgium             5,400     373
              UPM-Kymmene
               OYJ               Finland             9,600     308
                                                           -------
                 Total                                       1,921
                                                           -------

              Consumer Cyclical (24.1%)
              Bayerische
               Motoren Werke
               AG                Germany             9,000     273
              *Belluna Co., Ltd. Japan              14,520     504
              Berkeley Group
               PLC               United Kingdom     27,975     267
              Beru AG            Germany             9,300     415
              Bridgestone Corp.  Japan              30,000     372
              *British Sky
               Broadcasting
               Group PLC         United Kingdom     30,695     316
              Carnival Corp.     Panama              4,350     109
              *Compass Group
               PLC               United Kingdom     51,275     272
              *Daily Mail and
               General Trust     United Kingdom     16,550     155
              *Denway Motors
               Limited           Hong Kong       1,000,000     340
              Electrolux AB --
               Series B          Sweden             20,000     316
              *Esprit Holdings
               Ltd.              Hong Kong         284,500     478
              Folli-Folli SA     Greece             15,600     265
              *Fuji Heavy
               Industries, Ltd.  Japan              56,000     222
              Game Group PLC     United Kingdom    155,000      90
              Greek Organization
               Of Football Prog-
               nostics           Greece             21,240     224
              *HMV Group PLC     United Kingdom    101,335     194
              *Honda Motor Co.,
               Ltd.              Japan               9,000     333

                                                            Market
             Foreign Common                       Shares/    Value
             Stock (97.7%)     Country              Par     (000's)
             ------------------------------------------------------

             Consumer Cyclical continued
             *Hyundai Motor
              Co., Ltd.        Republic Of Korea     11,000 $   257
             *Inditex          Spain                  6,700     158
             Medion AG         Germany                6,050     211
             MFI Furniture
              Group PLC        United Kingdom       110,760     197
             *NCSoft Corp.     Republic Of Korea      1,390     121
             Nintendo Co.,
              Ltd.             Japan                  1,900     178
             *Porsche AG       Germany                  850     353
             *PSA Peugeot
              Citroen          France                 4,250     173
             Rank Group PLC    United Kingdom       121,400     520
             *Swatch Group
              AG               Switzerland            2,850     237
             Vivendi
              Universal SA     France                14,250     230
             *Volkswagen AG    Germany                6,300     228
             *Walmart de
              Mexico --
              Series V         Mexico               104,000     237
             Wolseley PLC      United Kingdom        31,770     267
                                                            -------
                Total                                         8,512
                                                            -------

             Consumer Non-Cyclical (11.8%)
             *Burberry Group
              PLC              United Kingdom        44,305     160
             Cadbury
              Schweppes PLC    United Kingdom        19,000     118
             *Cott Corp.       Canada                16,700     298
             *Gallaher Group
              PLC              United Kingdom        36,550     363
             *Interbrew        Belgium                5,500     130
             *Kao Corp.        Japan                  6,000     132
             Kook Soon Dang
              Brewer Co., Ltd. South Korea            8,400     189
             Luxottica Group
              SPA, ADR         Italy                 20,900     285
             *Nestle SA        Switzerland            1,690     358
             *Pernod-Ricard
              SA               France                 1,200     116
             *Puma AG Rudolf
              Dassler Sport    Germany                1,790     122
             Reckitt Benckiser
              PLC              United Kingdom        27,500     534
             Shiseido Co., Ltd Japan                 29,000     377
             Swedish Match
              AB               Sweden                65,000     511
             Unilever PLC      United Kingdom        35,500     338

 International Growth Portfolio



                                                            Market
             Foreign Common                       Shares/    Value
             Stock (97.7%)        Country           Par     (000's)
             ------------------------------------------------------

             Consumer Non-Cyclical continued
             *Wella AG            Germany             2,200 $   133
                                                            -------
                Total                                         4,164
                                                            -------

             Energy (7.7%)
             *ENI SPA             Italy              16,000     254
             *IHC Caland NV       Netherlands         8,000     422
             *Precision Drilling
              Corp.               Canada              6,760     218
             Royal Dutch
              Petroleum           Netherlands         6,500     286
             Saipem SPA           Italy              71,800     481
             Suncor Energy,
              Inc.                Canada             19,000     297
             *Technip             France              2,205     158
             *TGS Nopec
              Geophysical
              Co. ASA             Norway             24,000     189
             Total Fina Elf SA    France              2,850     407
                                                            -------
                Total                                         2,712
                                                            -------

             Financials (16.3%)
             Aegon NV             Netherlands        21,250     273
             *Anglo Irish Bank
              Co.                 Ireland            90,000     640
             *BNP Paribas SA      France              7,000     285
             Cattles PLC          United Kingdom     26,200     122
             *Converium
              Holding AG          Switzerland         3,500     170
             *Corporacion
              Mapfre              Spain              57,000     462
             *Danske Bank         Denmark            23,200     383
             *Deutsche Boerse
              AG                  Germany             8,600     343
             *Grupo Financiero
              BBVA
              Bancomer            Mexico            266,320     201
             *HSBC Holdings
              PLC                 United Kingdom     22,400     245
             ING Groep NV         Netherlands        13,500     229
             *Intrum Justitia
              AB                  Sweden             15,800      73
             *Irish Life &
              Permanent           Ireland            25,500     276
             Lloyds TSB
              Group PLC           United Kingdom     34,000     244
             Man Group PLC        United Kingdom     25,000     357
             Manulife
              Financial           Canada              8,000     174
             Muenchener
              Rueckversicherungs-
              Gesellschaft AG     Germany               875     105
             *OTP Bank RT         Hungary            27,600     271
             Royal Bank of
              Canada              Canada              9,520     349

                                                          Market
              Foreign Common                    Shares/    Value
              Stock (97.7%)     Country           Par     (000's)
              ---------------------------------------------------

              Financials continued
              Royal Bank Of
               Scotland Group
               PLC              United Kingdom     13,190 $   316
              Swiss
               Reinsurance Co.  Switzerland         4,000     262
                                                          -------
                 Total                                      5,780
                                                          -------

              Healthcare (6.2%)
              *Elekta AB --
               Class B          Sweden             32,300     326
              *Nobel Biocare
               Holding AG       Switzerland         2,695     173
              *Novartis AG      Switzerland         5,700     208
              *Perbio Science
               AB               Sweden              5,300      60
              *Resmed           Australia          15,200     464
              Synthes Stratec,
               Inc.             Switzerland           513     315
              Takeda Chemical
               Industries       Japan               7,000     293
              *Taro
               Pharmaceutical
               Industries, Ltd. Israel              5,200     196
              Teva
               Pharmaceutical
               Industries Ltd.,
               ADR              Israel              3,755     145
                                                          -------
                 Total                                      2,180
                                                          -------

              Industry Goods and Services (9.8%)
              *Alfa Laval AB    Sweden             12,040      97
              *Amcor Ltd.       Australia          39,145     187
              Atlas Copco AB
               -- A shares      Sweden             13,650     266
              BAE Systems
               PLC              United Kingdom     64,275     128
              Group 4 Falck
               A/S              Denmark             7,800     165
              *Grupo Ferrovial  Spain              16,500     419
              Huhtamaki OYJ     Finland            30,000     301
              *Jarvis PLC       United Kingdom     22,490     101
              *Meggitt PLC      United Kingdom    109,600     311
              *Neopost SA       France             10,000     322
              *Schindler
               Holdings         Switzerland         1,295     252
              *Serco Group PLC  United Kingdom     59,750     147
              *SGS Societe
               Generale de
               Surveillance
               Holding SA       Switzerland         1,140     343
              Vestas Wind
               Systems A/S      Denmark             8,100      81

 International Growth Portfolio



                                                          Market
             Foreign Common                    Shares/     Value
             Stock (97.7%)     Country           Par      (000's)
             -----------------------------------------------------

             Industry Goods and Services continued
             Vinci SA          France              6,250  $   352
                                                          -------
                Total                                       3,472
                                                          -------

             Technology (6.5%)
             ASM Pacific
              Technology Ltd.  Hong Kong          62,500      123
             *ASML Holding
              NV               Netherlands         9,900       83
             Canon, Inc.       Japan               6,000      226
             *INFOSYS
              Technologies
              Ltd.             India               2,250      224
             *Logitech
              International-
              Reg              Switzerland        13,600      405
             Nokia OYJ         Finland            14,000      223
             *Riverdeep Group
              PLC              Ireland            96,450      142
             Royal Philips
              Electronics NV   Netherlands        11,000      193
             Samsung
              Electronics Co.,
              Ltd.             South Korea           970      257
             *Sap AG           Germany             2,520      198
             Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd.        Taiwan             67,100       82
             *Tandberg ASA     Norway             27,100      156
                                                          -------
                Total                                       2,312
                                                          -------

             Telecommunications (2.5%)
             *KDDI Corp.       Japan                  50      162
             *Orange SA        France             40,000      277
             Pt Telekomunikasi
              Indonesia        Indonesia         415,500      179
             *Vodafone Group
              PLC              United Kingdom    153,350      279
                                                          -------
                Total                                         897
                                                          -------

             Transportation (4.0%)
             Brisa Auto
              Estradas de
              Portugal SA      Portugal           72,000      399
             *EasyJet PLC      United Kingdom     48,545      214
             Exel PLC          United Kingdom     26,015      288
             Fraport AG        Germany             9,000      161
             Macquarie
              Infrastructure
              Group            Australia         200,500      361
                                                          -------
                Total                                       1,423
                                                          -------

                                                               Market
                  Foreign Common                  Shares/       Value
                  Stock (97.7%)      Country        Par        (000's)
                  -----------------------------------------------------

                  Utilities (3.4%)
                  Centrica PLC       United
                                     Kingdom        104,900    $   289
                  Italgas S.P.A.     Italy           19,500        265
                  National Grid      United
                   Group PLC         Kingdom         46,180        339
                  *Snam Rete Gas     Italy           38,500        131
                  *Suez Lyonnaise
                   des Eaux SA       France          10,700        186
                                                               -------
                     Total                                       1,210
                                                               -------

                      Total Foreign Common Stock
                       (Cost: $36,919)                          34,583
                                                               -------

                  Money Market Investments (2.3%)
                  -----------------------------------------------------

                  Short Term Business Credit (2.3%)
                  Old Line Funding Corp.,
                   1.38%, 1/15/03                  $800,000        800
                                                               -------

                      Total Money Market Investments
                       (Cost: $800)                                800
                                                               -------

                      Total Investments (100.0%)
                       (Cost $37,719)`                          35,383
                                                               -------

                      Other Assets, Less Liabilities (0.0%)        (10)
                                                               -------

                      Total Net Assets (100.0%)                $35,373
                                                               -------

`At 12/31/2002 the aggregate cost of securities for federal tax purposes was $37,917 and the net unrealized depreciation of investments based on that cost was $2,534 which is comprised of $4,171 aggregate gross unrealized appreciation and $6,705 aggregate gross unrealized depreciation.

*Non-Income Producing

Investment Percentage by Country:

                             United Kingdom  20.3%
                             Germany          7.9%
                             Japan            7.9%
                             Switzerland      7.7%
                             France           7.1%
                             Other           49.1%
                                            ------
                                Total       100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                          Market
             Foreign Common                     Shares/    Value
             Stock (98.7%)         Country        Par     (000's)
             -----------------------------------------------------

             Automobiles & Components (3.0%)
             Autoliv, Inc.      Sweden            169,780 $  3,553
             GKN PLC            United Kingdom  2,091,540    6,760
             Valeo SA           France            210,000    6,589
                                                          --------
                Total                                       16,902
                                                          --------

             Banks (7.9%)
             Australia & New
              Zealand Banking
              Group, Ltd.       Australia         888,221    8,678
             Banca Nazionale
              Del Lavoro SPA    Italy           3,529,070    3,907
             *Dbs Group
              Holdings, Ltd.    Singapore       1,192,000    7,560
             HSBC Holdings
              PLC               United Kingdom    530,937    5,804
             Lloyds TSB Group
              PLC               United Kingdom  1,165,150    8,366
             Nordea AB          Sweden          1,793,590    8,037
             Nordea AB (NDA)    Sweden            491,780    2,167
                                                          --------
                Total                                       44,519
                                                          --------

             Basic Materials (3.5%)
             BASF AG            Germany           258,500    9,739
             Norske
              Skogindustrier    Norway            684,860    9,688
                                                          --------
                Total                                       19,427
                                                          --------

             Capital Goods (10.3%)
             Alstom SA          France            903,114    4,502
             Atlas Copco AB--
              Class A           Sweden            523,450   10,212
             BAE Systems PLC    United Kingdom  2,125,020    4,242
             Hutchison
              Whampoa, Ltd.     Hong Kong       1,199,000    7,503
             Invensys PLC       United Kingdom  4,527,820    3,845
             KCI Konecranes
              International PLC Finland           342,900    8,381
             Kurita Water
              Industries, Ltd.  Japan             580,000    5,841
             Rolls-Royce PLC    United Kingdom  2,061,590    3,551
             Volvo AB --
               Class B          Sweden            608,220    9,911
                                                          --------
                Total                                       57,988
                                                          --------

             Commercial Services & Supplies (2.1%)
             Societe Bic SA     France            349,140   12,036
                                                          --------
                Total                                       12,036
                                                          --------

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (98.7%)          Country        Par     (000's)
             ------------------------------------------------------

             Consumer Cyclical (1.5%)
             Volkswagen AG       Germany           230,450 $  8,343
                                                           --------
                Total                                         8,343
                                                           --------

             Consumer Durables & Apparel (2.4%)
             Royal Philips
              Electronics NV     Netherlands       576,875   10,110
             Sony Corporation    Japan              77,300    3,231
                                                           --------
                Total                                        13,341
                                                           --------

             Diversified Financials (3.2%)
             ING Groep NV        Netherlands       436,000    7,384
             Nomura Holdings,
              Inc.               Japan             332,400    3,737
             Swire Pacific
              Limited -- Class A Hong Kong       1,260,500    4,825
             Swire Pacific
              Limited -- Class B Hong Kong       3,534,200    2,255
                                                           --------
                Total                                        18,201
                                                           --------

             Energy (7.5%)
             CNOOC Limited       China             293,360    7,642
             ENI SPA             Italy             416,325    6,619
             Husky Energy, Inc.  Canada            485,610    5,063
             Repsol Ypf SA       Spain             783,780   10,364
             Shell Transport &
              Trading Company
              PLC                United Kingdom  1,428,430    9,405
             Total Fina Elf SA   France             21,182    3,025
                                                           --------
                Total                                        42,118
                                                           --------

             Food & Drug Retailing (1.6%)
             J. Sainsbury PLC    United Kingdom  2,034,900    9,132
                                                           --------
                Total                                         9,132
                                                           --------

             Food Beverage & Tobacco (3.2%)
             Nestle SA           Switzerland        50,220   10,642
             Unilever PLC        United Kingdom    773,990    7,364
                                                           --------
                Total                                        18,006
                                                           --------

             Health Care Equipment & Services (1.4%)
             Amersham PLC        United Kingdom    883,370    7,842
             Mayne Nickless,
              Ltd.               Australia              10        0
                                                           --------
                Total                                         7,842
                                                           --------

 Franklin Templeton International Equity Portfolio


                                                           Market
            Foreign Common                       Shares/    Value
            Stock (98.7%)           Country        Par     (000's)
            -------------------------------------------------------

            Insurance (10.0%)
            ACE Ltd.             Bermuda           330,080 $  9,685
            Axa SA               France            433,842    5,823
            Riunione Adriatica
             Di Sicurta SPA      Italy             902,240   10,983
            Sompo Japan
             Insurance, Inc.     Japan           1,586,000    9,262
            Swiss Reinsurance    Switzerland       170,200   11,163
            XL Capital, Ltd. --
              Class A            Bermuda           122,550    9,467
                                                           --------
               Total                                         56,383
                                                           --------

            Materials (6.9%)
            Akzo Nobel NV        Netherlands       316,250   10,033
            AngloGold Limited,
             ADR                 South Africa      113,870    3,901
            Bayer AG             Germany           263,150    5,523
            Broken Hill Property
             Billiton, Ltd.      Australia       1,743,580    9,965
            Stora Enso OYJ --
             Class R             Finland           842,680    8,887
            Stora Enso OYJ --
              R Shares           Finland            29,567      307
                                                           --------
               Total                                         38,616
                                                           --------

            Media (2.0%)
            United Business
             Media PLC           United Kingdom  1,463,910    6,835
            Wolters Kluwer NV    Netherlands       252,530    4,399
                                                           --------
               Total                                         11,234
                                                           --------

            Pharmaceuticals & Biotechnology (4.7%)
            Aventis SA           France            194,710   10,585
            *CK Life Sciences
             International, Inc. Hong Kong          29,640        5
            Ono Pharmaceutical
             Co., Ltd.           Japan             266,000    8,047
            Shire
             Pharmaceuticals
             Group               United Kingdom  1,209,710    7,741
                                                           --------
               Total                                         26,378
                                                           --------

            Real Estate (0.5%)
            Cheung Kong
             Holdings, Ltd.      Hong Kong         441,000    2,870
                                                           --------
               Total                                          2,870
                                                           --------

            Retailing (1.7%)
            Marks & Spencer
             Group PLC           United Kingdom  1,891,701    9,593
                                                           --------
               Total                                          9,593
                                                           --------

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (98.7%)          Country        Par     (000's)
             ------------------------------------------------------

             Software and Computer Services (1.0%)
             Check Point
              Software Tech      Israel            442,150 $  5,735
                                                           --------
                Total                                         5,735
                                                           --------

             Technology Hardware & Equipment (3.2%)
             *Hitachi, Ltd.      Japan           1,973,000    7,565
             Samsung Electronics South Korea        40,200   10,643
                                                           --------
                Total                                        18,208
                                                           --------

             Telecommunication Services (9.5%)
             BCE, Inc.           Canada            380,910    6,872
             Cable & Wireless
              PLC                United Kingdom  2,428,130    1,749
             Compania de Tele
              comunicaciones de
              Chile SA, ADR      Chile             154,985    1,486
             KT Corp. Spons,
              ADR                South Korea       491,440   10,590
             Nippon Telegraph &
              Telephone
              Corporation        Japan               2,084    7,569
             Philippine Long
              Distance
              Telephone, ADR     Philippines       309,100    1,555
             PT Indosat, ADR     Indonesia         219,970    2,365
             Telecom
              Corporation of
              New Zealand
              Limited            New Zealand     2,907,170    6,888
             *Telefonica SA, ADR Spain             172,867    4,593
             Telefonos de
              Mexico SA, ADR     Mexico            301,444    9,640
                                                           --------
                Total                                        53,307
                                                           --------

             Transportation (3.6%)
             British Airways PLC United Kingdom  1,228,800    2,671
             Deutsche Post AG    Germany           935,920    9,831
             Nippon Express Co.,
              Ltd.               Japan           2,026,000    7,939
                                                           --------
                Total                                        20,441
                                                           --------

 Franklin Templeton International Equity Portfolio


                                                           Market
             Foreign Common                       Shares/   Value
             Stock (98.7%)           Country        Par    (000's)
             ------------------------------------------------------

             Utilities (8.0%)
             E.On AG              Germany          187,200 $  7,544
             Endesa SA            Spain            574,510    6,722
             Hong Kong Electric
              Holdings Limited    Hong Kong      1,794,500    6,800
             Iberdrola SA         Spain            467,480    6,549
             International Power
              PLC                 United Kingdom 2,038,344    3,142
             Korea Electric Power
              Corp.               South Korea      192,390    2,960
             Suez Lyonnaise       France           657,010   11,404
                                                           --------
                Total                                        45,121
                                                           --------

                 Total Foreign Common Stock
                  (Cost: $672,686)                          555,741
                                                           --------

             Preferred Stock
             (0.6%)
             ------------------------------------------------------

             Energy (0.6%)
             Petroleo Brasileiro
              SA                  Brazil           274,860    3,603
                                                           --------

                 Total Preferred Stock
                  (Cost: $5,746)                              3,603
                                                           --------

                                                            Market
              Money Market                        Shares/    Value
              Investments (0.6%)  Country           Par     (000's)
              ------------------------------------------------------

              Short Term Business Credit (0.6%)
              UBS Finance LLC,
               1.2%, 1/2/03       United States  $3,200,000 $  3,200
                                                            --------

                  Total Money Market
                   Investments (Cost: $3,200)                  3,200
                                                            --------

                  Total Investments (99.9%)
                   (Cost $681,632)`                          562,544
                                                            --------

                  Other Assets, Less Liabilities (0.1%)          558
                                                            --------

                  Total Net Assets (100.0%)                 $563,102
                                                            --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $682,917 and the net unrealized depreciation of investments based on that cost was $120,373 which is comprised of $45,026 aggregate gross unrealized appreciation and $165,399 aggregate gross unrealized depreciation.

 ADR -- American Depository Receipt
* Non-Income Producing

 Investment Percentage by Country:

                             United Kingdom  17.4%
                             France           9.6%
                             Japan            9.4%
                             Germany          7.3%
                             Sweden           6.0%
                             Other           50.3%
                                            ------
                                Total       100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 400 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                            Market
                                                  Shares/    Value
           Common Stock (95.7%)                     Par     (000's)
           ---------------------------------------------------------

           Consumer Discretionary (16.0%)
           #*99 Cents Only Stores                    21,533 $    578
           *Abercrombie & Fitch Co. -- Class A       30,400      622
           *American Eagle Outfitters, Inc.          22,150      305
           ArvinMeritor, Inc.                        20,850      348
           Bandag Inc.                                5,900      228
           *Barnes & Noble, Inc.                     20,700      374
           Belo Corp.--Class A                       34,400      733
           *BJ's Wholesale Club, Inc.                21,800      399
           Blyth, Inc.                               14,200      380
           Bob Evans Farms, Inc.                     10,900      255
           *Borders Group, Inc.                      25,100      404
           BorgWarner, Inc.                           8,200      413
           *Brinker International, Inc.              30,050      969
           *Callaway Golf Co.                        23,300      309
           *CarMax, Inc.                             31,600      565
           *Catalina Marketing Corp.                 16,800      311
           CBRL Group, Inc.                          16,100      485
           *CDW Computer Centers, Inc.               25,800    1,131
           *The Cheesecake Factory, Inc.             15,500      560
           Claire's Stores, Inc.                     15,000      331
           Clayton Homes, Inc.                       42,200      514
           *Coach, Inc.                              27,200      895
           *Copart, Inc.                             27,900      330
           D.R. Horton, Inc.                         44,900      779
           *Dollar Tree Stores, Inc.                 35,000      860
           *Emmis Communications Corp. --
             Class A                                 16,300      340
           *Entercom Communications Corp. --
             Class A                                 15,300      718
           *Extended Stay America, Inc.              28,800      425
           Federal Signal Corp.                      14,600      284
           *Furniture Brands International, Inc.     17,300      413
           *Gentex Corp.                             23,200      734
           *GTECH Holdings Corp.                     17,600      490
           Harte-Hanks, Inc.                         28,250      527
           *Hispanic Broadcasting Corp. --
             Class A                                 33,300      684
           International Speedway Corp. --
             Class A                                 16,300      608
           *Krispy Kreme Doughnuts, Inc.             16,700      564
           *Lear Corp.                               20,100      669
           Lee Enterprises, Inc.                     13,600      456
           Lennar Corp.                              19,800    1,022
           *Macrovision Corp.                        15,600      250
           *Mandalay Resort Group                    21,000      643
           Media General, Inc. -- Class A             7,100      426
           *Michaels Stores, Inc.                    20,400      639
           Modine Manufacturing Co.                  10,300      182
           *Mohawk Industries, Inc.                  20,500    1,167

                                                             Market
                                                   Shares/    Value
          Common Stock (95.7%)                       Par     (000's)
          -----------------------------------------------------------

          Consumer Discretionary continued
          *The Neiman Marcus Group, Inc. --
            Class A                                   14,700 $    447
          Outback Steakhouse, Inc.                    23,500      809
          *Papa John's International, Inc.             6,000      167
          *Park Place Entertainment Corp.             92,500      777
          *Payless ShoeSource, Inc.                    6,914      356
          *PETsMART, Inc.                             41,400      709
          Pier 1 Imports, Inc.                        28,700      543
          The Reader's Digest Association,
           Inc. -- Class A                            30,600      462
          Ross Stores, Inc.                           24,100    1,022
          *Saks, Inc.                                 43,700      513
          *Scholastic Corp.                           12,000      431
          *Six Flags, Inc.                            28,400      162
          Superior Industries International, Inc.      8,100      335
          *The Timberland Co. -- Class A              11,500      410
          *Unifi, Inc.                                16,500       87
          *United Rentals, Inc.                       23,500      253
          The Washington Post Co. -- Class B           2,900    2,141
          *Westwood One, Inc.                         32,800    1,225
          *Williams-Sonoma, Inc.                      35,300      958
                                                             --------
             Total                                             36,126
                                                             --------

          Consumer Staples (5.4%)
          Church & Dwight Co., Inc.                   12,200      371
          *Constellation Brands, Inc. -- Class A      27,400      650
          *Dean Foods Co.                             27,776    1,030
          The Dial Corp.                              29,100      593
          Dole Food Company, Inc.                     17,200      560
          Dreyer's Grand Ice Cream, Inc.              10,700      759
          Hormel Foods Corp.                          42,600      994
          Interstate Bakeries Corp.                   13,500      206
          The J.M. Smucker Co.                        15,196      605
          Lancaster Colony Corp.                      11,200      438
          Longs Drug Stores Corp.                     11,700      243
          McCormick & Company, Inc.                   42,900      995
          PepsiAmericas, Inc.                         47,200      634
          Ruddick Corp.                               14,200      194
          Sensient Technologies Corp.                 14,500      326
          *Smithfield Foods, Inc.                     33,500      665
          Tootsie Roll Industries, Inc.               15,860      487
          Tyson Foods, Inc. -- Class A               108,340    1,215
          Universal Corp.                              8,000      296
          *Whole Foods Market, Inc.                   17,600      928
                                                             --------
             Total                                             12,189
                                                             --------

          Energy (7.1%)
          *Cooper Cameron Corp.                       16,600      827
          ENSCO International, Inc.                   45,600    1,343
          *FMC Technologies, Inc.                     20,069      410

 Index 400 Stock Portfolio


                                                           Market
                                                 Shares/    Value
             Common Stock (95.7%)                  Par     (000's)
             ------------------------------------------------------

             Energy continued
             *Forest Oil Corp.                      14,400 $    398
             *Grant Prideco, Inc.                   34,100      397
             *Hanover Compressor Co.                20,100      185
             Helmerich & Payne, Inc.                15,300      427
             Murphy Oil Corp.                       28,000    1,200
             *National Oilwell, Inc.                24,800      542
             Noble Energy, Inc.                     17,600      661
             Ocean Energy, Inc.                     53,900    1,076
             Overseas Shipholding Group, Inc.       10,600      190
             *Patterson-UTI Energy, Inc.            24,200      730
             *Pioneer Natural Resources Co.         35,600      899
             *Pride International, Inc.             40,900      609
             *Smith International, Inc.             31,100    1,014
             Tidewater, Inc.                        18,600      578
             Valero Energy Corp.                    32,400    1,197
             *Varco International, Inc.             29,662      516
             *Weatherford International, Ltd.       39,900    1,594
             Western Gas Resources, Inc.            10,100      372
             XTO Energy, Inc.                       38,100      941
                                                           --------
                Total                                        16,106
                                                           --------

             Financials (18.2%)
             A.G. Edwards, Inc.                     24,400      804
             *Allmerica Financial Corp.             16,300      165
             American Financial Group, Inc.         21,100      487
             *AmeriCredit Corp.                     46,800      362
             AmerUs Group Co.                       12,200      345
             Arthur J. Gallagher & Co.              27,100      796
             Associated Banc-Corp.                  23,209      788
             Astoria Financial Corp.                27,200      738
             Bank of Hawaii Corp.                   20,900      635
             Banknorth Group, Inc.                  45,500    1,028
             Brown & Brown, Inc.                    21,100      682
             City National Corp.                    15,300      673
             The Colonial BancGroup, Inc.           37,900      452
             Commerce Bancorp, Inc.                 20,600      890
             Compass Bancshares, Inc.               39,500    1,235
             *E*TRADE Group, Inc.                  112,100      545
             Eaton Vance Corp.                      21,300      602
             Everest Re Group, Ltd.                 15,700      868
             Fidelity National Financial, Inc.      29,240      960
             First Virginia Banks, Inc.             22,050      821
             FirstMerit Corp.                       26,000      563
             Greater Bay Bancorp                    15,700      271
             GreenPoint Financial Corp.             30,400    1,373
             HCC Insurance Holdings, Inc.           19,100      470
             Hibernia Corp. -- Class A              48,500      934
             Horace Mann Educators Corp.            12,500      192
             Hospitality Properties Trust           19,200      676
             Independence Community Bank Corp.      17,500      444
             *IndyMac Bancorp, Inc.                 17,600      325
             *Investment Technology Group, Inc.     14,800      331
             Investors Financial Services Corp.     19,800      542
             *LaBranche & Co., Inc.                 18,100      482

                                                          Market
                                                Shares/    Value
             Common Stock (95.7%)                 Par     (000's)
             -----------------------------------------------------

             Financials continued
             Legg Mason, Inc.                      19,900 $    966
             Leucadia National Corp.               17,000      634
             Liberty Property Trust                23,200      741
             M&T Bank Corp.                        28,200    2,237
             Mercantile Bankshares Corp.           21,400      826
             Metris Companies, Inc.                17,800       44
             The MONY Group, Inc.                  14,600      350
             National Commerce Financial Corp.     63,225    1,508
             Neuberger Berman, Inc.                21,400      717
             New Plan Excel Realty Trust, Inc.     29,700      567
             New York Community Bancorp, Inc.      33,000      953
             *Ohio Casualty Corp.                  18,600      241
             Old Republic International Corp.      36,900    1,033
             The PMI Group, Inc.                   27,700      832
             Protective Life Corp.                 21,100      581
             Provident Financial Group, Inc.       14,900      388
             Radian Group, Inc.                    29,100    1,081
             Roslyn Bancorp, Inc.                  25,700      463
             SEI Investments Co.                   33,200      902
             *Silicon Valley Bancshares            13,600      248
             Sovereign Bancorp, Inc.               80,000    1,124
             StanCorp Financial Group, Inc.         9,100      445
             TCF Financial Corp.                   22,900    1,001
             Unitrin, Inc.                         20,800      608
             Waddell & Reed Financial, Inc. --
              Class A                              24,600      484
             Webster Financial Corp.               14,700      512
             Westamerica Bancorporation            10,300      414
             Wilmington Trust Corp.                20,100      637
                                                          --------
                Total                                       41,016
                                                          --------

             Health Care (11.6%)
             *AdvancePCS                           28,300      629
             *Apogent Technologies, Inc.           32,800      682
             *Apria Healthcare Group, Inc.         16,800      374
             *Barr Laboratories, Inc.              13,400      872
             Beckman Coulter, Inc.                 19,000      561
             *Charles River Laboratories           13,700      527
             *Covance, Inc.                        18,500      455
             *Cytyc Corp.                          37,700      385
             DENTSPLY International, Inc.          23,950      892
             *Edwards Lifesciences Corp.           18,300      466
             *Express Scripts, Inc. -- Class A     24,100    1,158
             *First Health Group Corp.             31,100      757
             *Gilead Sciences, Inc.                60,100    2,044
             *Health Net, Inc.                     38,400    1,014
             *Henry Schein, Inc.                   13,400      603
             Hillenbrand Industries, Inc.          18,900      913
             ICN Pharmaceuticals, Inc.             25,400      277
             *IDEC Pharmaceuticals Corp.           46,800    1,553
             *Incyte Genomics, Inc.                20,700       94
             *IVAX Corp.                           59,625      723
             *LifePoint Hospitals, Inc.            12,100      362
             *Lincare Holdings, Inc.               32,600    1,031

 Index 400 Stock Portfolio


                                                             Market
                                                   Shares/    Value
           Common Stock (95.7%)                      Par     (000's)
           ----------------------------------------------------------

           Health Care continued
           *Millennium Pharmaceuticals, Inc.          87,200 $    692
           Mylan Laboratories, Inc.                   38,400    1,340
           Omnicare, Inc.                             28,900      689
           *Oxford Health Plans, Inc.                 27,000      984
           *PacifiCare Health Systems, Inc.           10,900      306
           *Patterson Dental Co.                      20,900      914
           *Perrigo Co.                               22,200      270
           *Protein Design Labs, Inc.                 27,300      232
           *Sepracor, Inc.                            25,800      249
           *Sicor, Inc.                               35,600      564
           *STERIS Corp.                              21,100      512
           *Triad Hospitals, Inc.                     22,739      678
           *Universal Health Services, Inc. --
            Class B                                   18,400      830
           *Varian Medical Systems, Inc.              20,900    1,037
           *Vertex Pharmaceuticals, Inc.              23,300      369
           *VISX, Inc.                                16,400      157
                                                             --------
              Total                                            26,195
                                                             --------

           Industrials (12.6%)
           *AGCO Corp.                                22,900      506
           Airborne, Inc.                             14,800      219
           *Alaska Air Group, Inc.                     8,100      175
           *Albany International Corp. -- Class A      9,926      205
           Alexander & Baldwin, Inc.                  12,600      325
           AMETEK, Inc.                               10,100      389
           Banta Corp.                                 7,700      241
           *The BISYS Group, Inc.                     36,600      582
           C.H. Robinson Worldwide, Inc.              25,900      808
           *Career Education Corp.                    13,900      556
           Carlisle Companies, Inc.                    9,300      385
           *Ceridian Corp.                            45,500      656
           *Certegy, Inc.                             21,200      520
           *CheckFree Corp.                           23,900      382
           *ChoicePoint, Inc.                         26,300    1,039
           CNF, Inc.                                  15,100      502
           *CSG Systems International, Inc.           15,800      216
           *DeVry, Inc.                               21,400      355
           Donaldson Company, Inc.                    13,500      486
           *DST Systems, Inc.                         36,800    1,309
           *The Dun & Bradstreet Corp.                22,800      786
           *Dycom Industries, Inc.                    14,700      195
           *Education Management Corp.                10,700      402
           *EGL, Inc.                                 15,000      214
           *Energizer Holdings, Inc.                  27,000      753
           Expeditors International of
            Washington, Inc.                          31,900    1,042
           Fastenal Co.                               23,300      871
           *Flowserve Corp.                           16,900      250
           GATX Corp.                                 15,000      342
           Granite Construction, Inc.                 12,700      197
           Harsco Corp.                               12,400      395
           Herman Miller, Inc.                        23,300      429
           HON INDUSTRIES, Inc.                       18,100      512

                                                             Market
                                                   Shares/    Value
          Common Stock (95.7%)                       Par     (000's)
          -----------------------------------------------------------

          Industrials continued
          Hubbell, Inc. -- Class B                    18,100 $    636
          *J.B. Hunt Transport Services, Inc.         12,000      352
          *Jacobs Engineering Group, Inc.             16,700      595
          Kaydon Corp.                                 9,300      197
          Kelly Services, Inc. -- Class A             10,900      269
          Kennametal, Inc.                            10,600      365
          *Korn/Ferry International                   11,600       87
          *L-3 Communications Holdings, Inc.          28,800    1,293
          Manpower, Inc.                              23,500      750
          Nordson Corp.                               10,300      256
          Pentair, Inc.                               15,100      522
          Pittston Brink's Group                      16,600      307
          Precision Castparts Corp.                   16,000      388
          *Quanta Services, Inc.                      21,300       75
          *Republic Services, Inc.                    50,200    1,053
          Rollins, Inc.                                9,300      237
          *Sequa Corp. -- Class A                      3,200      125
          *Sotheby's Holdings, Inc. -- Class A        18,900      170
          *SPX Corp.                                  25,100      940
          *Swift Transportation Co., Inc.             26,300      526
          *Sylvan Learning Systems, Inc.              12,319      202
          Tecumseh Products Co. -- Class A             5,700      252
          Teleflex, Inc.                              12,000      515
          Trinity Industries, Inc.                    14,100      267
          *Valassis Communications, Inc.              16,300      480
          Viad Corp.                                  27,400      612
          Wallace Computer Services, Inc.             12,800      275
          York International Corp.                    12,100      309
                                                             --------
             Total                                             28,299
                                                             --------

          Information Technology (12.0%)
          *3Com Corp.                                109,900      509
          *Activision, Inc.                           20,500      299
          *Acxiom Corp.                               27,000      415
          *ADTRAN, Inc.                               11,600      382
          *Advanced Fibre Communications, Inc.        25,300      422
          *Advent Software, Inc.                      10,000      136
          *Affiliated Computer Services, Inc. --
           Class A                                    40,400    2,126
          *Arrow Electronics, Inc.                    30,800      394
          *Ascential Software Corp.                   76,100      183
          *Atmel Corp.                               143,200      319
          *Avnet, Inc.                                36,700      397
          *Avocent Corp.                              13,800      307
          *Cabot Microelectronics Corp.                7,392      349
          *Cadence Design Systems, Inc.               81,400      960
          *Cirrus Logic, Inc.                         25,600       74
          *CommScope, Inc.                            18,900      149
          *Credence Systems Corp.                     18,600      174
          *Cree, Inc.                                 22,300      365
          *Cypress Semiconductor Corp.                37,800      216
          Diebold, Inc.                               22,100      911
          *Fairchild Semiconductor International,
           Inc. -- Class A                            35,900      384

 Index 400 Stock Portfolio


                                                           Market
                                                 Shares/    Value
            Common Stock (95.7%)                   Par     (000's)
            -------------------------------------------------------

            Information Technology continued
            *FEI Co.                                 9,900 $    151
            *Gartner Group, Inc. -- Class B         25,400      240
            Harris Corp.                            20,300      534
            *Imation Corp.                          10,700      375
            *InFocus Corp.                          12,100       75
            *Integrated Device Technology, Inc.     31,700      265
            *International Rectifier Corp.          19,500      360
            *Internet Security Systems, Inc.        14,800      271
            *Intersil Corp. -- Class A              41,800      583
            Jack Henry & Associates, Inc.           27,700      334
            *Keane, Inc.                            23,200      209
            *KEMET Corp.                            26,400      231
            *Lam Research Corp.                     39,100      422
            *Lattice Semiconductor Corp.            33,600      295
            *Legato Systems, Inc.                   35,200      177
            *LTX Corp.                              15,100       91
            *Macromedia, Inc.                       18,300      195
            *McDATA Corp. -- Class A                34,800      247
            *Mentor Graphics Corp.                  20,300      160
            *Micrel, Inc.                           28,400      255
            Microchip Technology, Inc.              61,912    1,514
            *MPS Group, Inc.                        31,500      175
            *National Instruments Corp.             15,800      513
            *Network Associates, Inc.               47,800      769
            *Newport Corp.                          11,700      147
            *Overture Services, Inc.                17,900      489
            *Plantronics, Inc.                      14,100      213
            *Plexus Corp.                           12,900      113
            *Polycom, Inc.                          30,600      291
            *Powerwave Technologies, Inc.           20,100      109
            *Quantum Corporation -- DLT &
             Storage Systems                        48,300      129
            *Retek, Inc.                            16,200       44
            The Reynolds and Reynolds Co. --
              Class A                               21,300      543
            *RF Micro Devices, Inc.                 51,700      379
            *RSA Security, Inc.                     17,400      104
            *SanDisk Corp.                          21,100      428
            *Semtech Corp.                          22,400      245
            *Storage Technology Corp.               32,500      696
            *Sybase, Inc.                           29,800      399
            *Sykes Enterprises, Inc.                12,400       41
            *Symantec Corp.                         44,500    1,799
            *Synopsys, Inc.                         23,400    1,080
            *Tech Data Corp.                        17,300      466
            *The Titan Corp.                        23,900      249
            *Transaction Systems Architects,
             Inc. -- Class A                        10,900       71
            *TriQuint Semiconductor, Inc.           40,511      172
            *Varian, Inc.                           10,400      298
            *Vishay Intertechnology, Inc.           48,987      548
            *Wind River Systems, Inc.               24,200       99
                                                           --------
               Total                                         27,064
                                                           --------

                                                           Market
                                                 Shares/    Value
             Common Stock (95.7%)                  Par     (000's)
             ------------------------------------------------------

             Materials (4.8%)
             A. Schulman, Inc.                       9,000 $    167
             *Airgas, Inc.                          21,900      378
             *AK Steel Holding Corp.                33,100      265
             Albemarle Corp.                        12,800      364
             Arch Coal, Inc.                        16,100      348
             Bowater, Inc.                          16,900      708
             Cabot Corp.                            18,800      499
             Carpenter Technology Corp.              6,800       85
             Crompton Corp.                         34,863      207
             *Cytec Industries, Inc.                12,100      330
             Ferro Corp.                            12,400      303
             *FMC Corp.                             10,800      295
             *GrafTech International, Ltd.          17,100      102
             H.B. Fuller Co.                         8,700      225
             IMC Global, Inc.                       35,300      377
             *Longview Fibre Co.                    15,700      114
             The Lubrizol Corp.                     15,800      482
             Lyondell Chemical Co.                  49,000      619
             Martin Marietta Materials, Inc.        15,000      460
             Minerals Technologies, Inc.             6,200      268
             Olin Corp.                             17,400      271
             P.H. Glatfelter Co.                    13,400      176
             *Packaging Corporation of America      32,000      584
             Peabody Energy Corp.                   16,000      468
             Potlatch Corp.                          8,700      208
             Rayonier, Inc.                          8,500      385
             RPM, Inc.                              35,200      538
             Solutia, Inc.                          32,100      117
             Sonoco Products Co.                    29,600      678
             The Valspar Corp.                      15,400      679
             Wausau-Mosinee Paper Corp.             15,800      177
                                                           --------
                Total                                        10,877
                                                           --------

             Telecommunication Services (0.6%)
             *Broadwing, Inc.                       67,100      236
             *Price Communications Corp.            16,700      231
             Telephone and Data Systems, Inc.       18,000      847
                                                           --------
                Total                                         1,314
                                                           --------

             Utilities (7.4%)
             AGL Resources, Inc.                    17,200      418
             ALLETE, Inc.                           26,100      592
             Alliant Energy Corp.                   27,900      462
             American Water Works Company,
              Inc.                                  30,700    1,396
             *Aquila, Inc.                          55,300       98
             Black Hills Corp.                       8,200      217
             Cleco Corp.                            14,400      202
             DPL, Inc.                              38,800      595
             DQE, Inc.                              22,700      346
             Energy East Corp.                      44,300      979
             Equitable Resources, Inc.              19,000      666
             Great Plains Energy, Inc.              20,800      476
             Hawaiian Electric Industries, Inc.     11,200      493

 Index 400 Stock Portfolio


                                                      Market
                                            Shares/    Value
                 Common Stock (95.7%)         Par     (000's)
                 ---------------------------------------------

                 Utilities continued
                 IDACORP, Inc.                 11,600 $    288
                 MDU Resources Group, Inc.     21,900      565
                 National Fuel Gas Co.         24,600      510
                 Northeast Utilities           41,900      636
                 NSTAR                         16,300      724
                 OGE Energy Corp.              24,000      422
                 ONEOK, Inc.                   18,500      355
                 Pepco Holdings, Inc.          50,100      971
                 PNM Resources, Inc.           12,000      286
                 Puget Energy, Inc.            28,400      626
                 Questar Corp.                 25,100      698
                 SCANA Corp.                   33,700    1,043
                 *Sierra Pacific Resources     31,281      203
                 Vectren Corp.                 20,800      478
                 Westar Energy, Inc.           22,000      218
                 WGL Holdings, Inc.            14,900      356
                 Wisconsin Energy Corp.        35,300      890
                 WPS Resources Corp.            9,700      377
                                                      --------
                    Total                               16,586
                                                      --------

                     Total Common Stock
                      (Cost: $248,668)                 215,772
                                                      --------

                                                           Market
                                                 Shares/    Value
            Money Market Investments (4.1%)        Par     (000's)
            -------------------------------------------------------

            Federal Government and Agencies (0.5%)
            #Federal Home Loan Bank,
             1.24%, 3/7/03                      $1,200,000 $  1,197
                                                           --------
               Total                                          1,197
                                                           --------

            Personal Credit Institutions (2.7%)
            #Salomon Smith Barney Hld,
             1.325%, 1/24/03                     6,000,000    5,995
                                                           --------
               Total                                          5,995
                                                           --------

            Short Term Business Credit (0.9%)
            #UBS Finance LLC, 1.20%, 1/2/03      2,100,000    2,100
                                                           --------
               Total                                          2,100
                                                           --------

                Total Money Market
                 Investments (Cost: $9,292)                   9,292
                                                           --------

                Total Investments (99.8%)
                 (Cost $257,960)`                           225,064
                                                           --------

                Other Assets, Less Liabilities (0.2%)           346
                                                           --------

                Total Net Assets (100.0%)                  $225,410
                                                           --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $260,227 and the net unrealized depreciation of investments based on that cost was $35,163 which is comprised of $19,478 aggregate gross unrealized appreciation and $54,641 aggregate gross unrealized depreciation.

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:


                                                        Unrealized
                                                      Appreciation/
                                 Number of Expiration (Depreciation)
           Issuer (000's)        Contracts    Date       (000's)
           ---------------------------------------------------------
           MidCap 400 Index
            Futures                 43        3/03        $(113)
           (Total Notional Value
            at 12/31/02 $9,356)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                           Market
                                                 Shares/    Value
            Common Stock (94.7%)                   Par     (000's)
            -------------------------------------------------------

            Consumer Discretionary (24.5%)
            *Bed Bath & Beyond, Inc.               147,400 $  5,090
            *Comcast Corp. -- Class A               39,984      942
            Darden Restaurants, Inc.               267,500    5,470
            Fortune Brands, Inc.                   172,300    8,014
            Gannett Co., Inc.                       35,000    2,513
            Harley-Davidson, Inc.                  320,800   14,822
            *Kohl's Corp.                          255,800   14,313
            Lowe's Companies, Inc.                 127,600    4,785
            The McGraw-Hill Companies, Inc.        216,000   13,055
            The New York Times Co. --
             Class A                               195,900    8,959
            Newell Rubbermaid, Inc.                310,100    9,405
            Target Corp.                           268,500    8,055
            Tiffany & Co.                           71,200    1,702
            Tribune Co.                            246,900   11,224
            *Viacom, Inc. -- Class B               172,700    7,039
            Wal-Mart Stores, Inc.                  263,700   13,320
            Wendy's International, Inc.            229,200    6,204
                                                           --------
               Total                                        134,912
                                                           --------

            Consumer Staples (11.7%)
            Anheuser-Busch Companies, Inc.         209,200   10,125
            Colgate-Palmolive Co.                  114,400    5,998
            *Dean Foods Co.                         49,500    1,836
            General Mills, Inc.                    146,500    6,878
            Kellogg Co.                            180,000    6,169
            Kraft Foods, Inc. -- Class A           131,300    5,112
            PepsiCo, Inc.                          396,200   16,727
            Walgreen Co.                           395,200   11,536
                                                           --------
               Total                                         64,381
                                                           --------

            Energy (6.6%)
            ChevronTexaco Corp.                     83,800    5,571
            ConocoPhillips                         172,908    8,367
            EOG Resources, Inc.                    240,500    9,601
            Exxon Mobil Corp.                      362,034   12,649
                                                           --------
               Total                                         36,188
                                                           --------

            Financials (16.1%)
            American Express Co.                   160,000    5,656
            American International Group, Inc.      99,700    5,768
            The Bank of New York Company,
             Inc.                                  206,300    4,943
            The Charles Schwab Corp.               231,700    2,514
            Citigroup, Inc                         107,600    3,786
            Fifth Third Bancorp                    187,250   10,963
            Freddie Mac                            101,800    6,011
            Lehman Brothers Holdings, Inc.         146,700    7,818
            Marsh & McLennan Companies, Inc.       130,800    6,044

                                                           Market
                                                 Shares/    Value
            Common Stock (94.7%)                   Par     (000's)
            -------------------------------------------------------

            Financials continued
            Morgan Stanley                         168,000 $  6,707
            Northern Trust Corp.                   130,800    4,585
            Principal Financial Group, Inc.        372,200   11,214
            Prudential Financial, Inc.             111,800    3,549
            Wells Fargo & Co.                      194,800    9,130
                                                           --------
               Total                                         88,688
                                                           --------

            Health Care (12.7%)
            Abbott Laboratories                     66,000    2,640
            *Amgen, Inc.                           143,100    6,917
            Baxter International, Inc.             216,200    6,054
            Eli Lilly and Co.                       72,400    4,597
            Johnson & Johnson                      246,300   13,229
            Medtronic, Inc.                        280,800   12,804
            Merck & Co., Inc.                       54,800    3,102
            Pfizer, Inc.                           538,650   16,467
            UnitedHealth Group, Inc.                48,500    4,050
                                                           --------
               Total                                         69,860
                                                           --------

            Industrials (7.4%)
            *American Standard Companies, Inc.     106,900    7,605
            Avery Dennison Corp.                   117,700    7,189
            FedEx Corp.                            132,000    7,157
            *Fiserv, Inc.                          365,362   12,404
            General Electric Co.                   260,600    6,346
                                                           --------
               Total                                         40,701
                                                           --------

            Information Technology (11.6%)
            *Applied Materials, Inc.               337,500    4,398
            *Cisco Systems, Inc.                   262,800    3,443
            *Electronic Arts, Inc.                  72,900    3,628
            Intel Corp.                            432,700    6,737
            International Business Machines
             Corp.                                 132,400   10,261
            *Microsoft Corp.                       404,300   20,902
            *NASDAQ-100 Trust, Series 1             72,500    1,769
            Nokia Corp., ADR                        52,400      812
            *QUALCOMM, Inc.                         89,000    3,239
            *Semiconductor HOLDRS (SM) Trust       212,900    4,716
            Texas Instruments, Inc.                283,700    4,258
                                                           --------
               Total                                         64,163
                                                           --------

            Materials (4.0%)
            Air Products and Chemicals, Inc.       207,800    8,883
            Ecolab, Inc.                           214,200   10,604
            PPG Industries, Inc.                    56,200    2,818
                                                           --------
               Total                                         22,305
                                                           --------

 Growth Stock Portfolio


                                                            Market
                                                Shares/      Value
            Common Stock (94.7%)                  Par       (000's)
            --------------------------------------------------------

            Telecommunication Services
             (0.1%)
            AT&T Corp.                              24,720 $    645
                                                           --------
               Total                                            645
                                                           --------

                Total Common Stock
                  (Cost: $519,924)                          521,843
                                                           --------

            Money Market Investments (5.4%)
            --------------------------------------------------------

            Federal Government and Agencies (0.7%)
            #Federal National Mortgage
             Association, 1.28%, 3/12/03       $ 4,000,000    3,991
                                                           --------
               Total                                          3,991
                                                           --------

            Miscellaneous Business Credit Institutions (3.6%)
            Quincy Capital Corp., 1.37%,
             1/21/03                            20,000,000   19,984
                                                           --------
               Total                                         19,984
                                                           --------

            Short Term Business Credit (1.1%)
            UBS Finance LLC, 1.20%, 1/2/03       6,000,000    6,000
                                                           --------
               Total                                          6,000
                                                           --------

                Total Money Market
                 Investments (Cost:
                 $29,975)                                    29,975
                                                           --------

                Total Investments (100.1%)
                  (Cost $549,899)`                          551,818
                                                           --------

                Other Assets, Less Liabilities (-0.1%)         (397)
                                                           --------

                Total Net Assets (100.0%)                  $551,421
                                                           --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $550,482 and the net unrealized appreciation of investments based on that cost was $1,336 which is comprised of $72,519 aggregate gross unrealized appreciation and $71,183 aggregate gross unrealized depreciation.

 ADR -- American Depository Receipt

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                                     Appreciation/
                                Number of Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------

             S&P 500 Index
              Futures              17        3/03         $(74)
             (Total Notional
              Value at 12/31/02
              $3,809)

    The Accompanying Notes are an Integral Part of the Financial Statements

 J.P. Morgan Select Growth and Income Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                             Market
                                                   Shares/    Value
          Common Stock (97.8%)                       Par     (000's)
          -----------------------------------------------------------

          Consumer Discretionary (15.2%)
          *Abercrombie & Fitch Co. -- Class A         93,200 $  1,907
          *AOL Time Warner, Inc.                     280,800    3,678
          *Comcast Corp. -- Class A                   78,014    1,839
          *Comcast Corp. -- Class A                   76,400    1,726
          *Costco Wholesale Corp.                     41,900    1,176
          *Federated Department Stores, Inc.          49,100    1,412
          The Home Depot, Inc.                       187,000    4,481
          *Jones Apparel Group, Inc.                  53,100    1,882
          *Lear Corp.                                 59,600    1,983
          *Liberty Media Corp. -- Class A            593,000    5,301
          Marriott International, Inc. -- Class A     53,300    1,752
          Mattel, Inc.                               202,400    3,876
          NIKE, Inc. -- Class B                       40,600    1,805
          Target Corp.                               175,600    5,268
          The TJX Companies, Inc.                    216,900    4,234
          Tribune Co.                                 57,300    2,605
          *Viacom, Inc. -- Class B                    85,200    3,473
          Wal-Mart Stores, Inc.                      144,100    7,279
                                                             --------
             Total                                             55,677
                                                             --------

          Consumer Staples (8.8%)
          The Coca-Cola Co.                          128,000    5,609
          CVS Corp.                                   68,400    1,708
          The Gillette Co.                           191,800    5,823
          Kraft Foods, Inc. -- Class A                84,500    3,290
          Philip Morris Companies, Inc.              111,400    4,515
          The Procter & Gamble Co.                    84,900    7,296
          Unilever NV, ADR                            66,800    4,122
                                                             --------
             Total                                             32,363
                                                             --------

          Energy (7.5%)
          Anadarko Petroleum Corp.                    24,700    1,183
          ChevronTexaco Corp.                        119,000    7,911
          ConocoPhillips                              58,544    2,833
          *Cooper Cameron Corp.                       44,900    2,237
          Devon Energy Corp.                          34,100    1,565
          Exxon Mobil Corp.                          267,954    9,362
          GlobalSantaFe Corp.                         94,151    2,290
                                                             --------
             Total                                             27,381
                                                             --------

          Financials (19.9%)
          Ambac Financial Group, Inc.                125,325    7,048
          American International Group, Inc.          45,900    2,655
          Aon Corp.                                   99,300    1,876
          Bank One Corp.                             140,300    5,128
          Capital One Financial Corp.                115,100    3,421
          The Charles Schwab Corp.                   129,800    1,408
          *CIT Group, Inc.                            82,400    1,615
          Citigroup, Inc.                            431,856   15,196
          Countrywide Credit Industries, Inc.         94,300    4,871
          *E*TRADE Group, Inc.                        95,800      466
          Fannie Mae                                  51,100    3,287
          Freddie Mac                                118,500    6,997

                                                            Market
                                                  Shares/    Value
           Common Stock (97.8%)                     Par     (000's)
           ---------------------------------------------------------

           Financials continued
           The Goldman Sachs Group, Inc.             49,200 $  3,351
           *Travelers Property Casualty Corp. --
             Class A                                242,051    3,546
           U.S. Bancorp                             398,132    8,448
           Washington Mutual, Inc.                   99,900    3,450
                                                            --------
              Total                                           72,763
                                                            --------

           Health Care (12.7%)
           Abbott Laboratories                       88,900    3,556
           *Amgen, Inc.                              84,100    4,065
           Baxter International, Inc.                77,400    2,167
           CIGNA Corp.                               89,700    3,688
           Eli Lilly and Co.                         88,800    5,639
           *Human Genome Sciences, Inc.              34,366      303
           Johnson & Johnson                        115,150    6,185
           Pfizer, Inc.                             274,900    8,404
           Pharmacia Corp.                          117,152    4,897
           Schering-Plough Corp.                     67,800    1,505
           *Tenet Healthcare Corp.                   48,700      799
           Wyeth                                    144,600    5,408
                                                            --------
              Total                                           46,616
                                                            --------

           Industrials (9.4%)
           *Cendant Corp.                           233,804    2,450
           General Electric Co.                     564,300   13,741
           Lockheed Martin Corp.                     42,600    2,460
           Tyco International, Ltd.                 447,192    7,638
           United Technologies Corp.                 46,300    2,868
           Waste Management, Inc.                   226,917    5,201
                                                            --------
              Total                                           34,358
                                                            --------

           Information Technology (14.4%)
           *Accenture LTD -- Class A                 86,000    1,547
           *Altera Corp.                            167,200    2,063
           *Analog Devices, Inc.                     65,500    1,563
           *Applied Materials, Inc.                  67,200      876
           *CIENA Corp.                              77,200      397
           *Cisco Systems, Inc.                     561,200    7,352
           *Dell Computer Corp.                     108,500    2,901
           Hewlett-Packard Co.                      178,002    3,090
           Intel Corp.                              345,000    5,372
           International Business Machines
            Corp.                                    77,000    5,968
           *Microsoft Corp.                         277,800   14,362
           Motorola, Inc.                           177,100    1,532
           *NCR Corp.                               115,200    2,735
           *Oracle Corp.                            166,400    1,797
           *Sun Microsystems, Inc.                  344,700    1,072
                                                            --------
              Total                                           52,627
                                                            --------

 J.P. Morgan Select Growth and Income Stock Portfolio


                                                         Market
                                                 Shares/  Value
               Common Stock (97.8%)                Par   (000's)
               --------------------------------------------------

               Materials (2.0%)
               Alcoa, Inc.                       145,864 $  3,322
               Monsanto Co.                       58,809    1,132
               PPG Industries, Inc.               18,400      923
               Temple-Inland, Inc.                46,900    2,102
                                                         --------
                  Total                                     7,479
                                                         --------

               Telecommunication Services (4.3%)
               *American Tower Corp. -- Class A  249,900      882
               AT&T Corp.                         23,440      612
               *AT&T Wireless Services, Inc.     265,100    1,498
               SBC Communications, Inc.          162,810    4,414
               *Sprint Corp. (PCS Group)         426,500    1,868
               Verizon Communications, Inc.      163,548    6,337
                                                         --------
                  Total                                    15,611
                                                         --------

               Utilities (3.6%)
               Dominion Resources, Inc.           44,500    2,443
               DTE Energy Co.                     50,100    2,325
               *Edison International              70,501      835
               El Paso Corp.                     156,800    1,091
               *PG&E Corp.                       178,600    2,483
               Pinnacle West Capital Corp.       116,862    3,984
                                                         --------
                  Total                                    13,161
                                                         --------

                   Total Common Stock
                    (Cost: $487,362)                      358,036
                                                         --------

                                                            Market
                                                  Shares/    Value
           Money Market Investments (2.1%)          Par     (000's)
           ---------------------------------------------------------

           Short Term Business Credit (2.1%)
           UBS Finance LLC, 1.20%, 1/2/03        $7,700,000 $  7,700
                                                            --------
              Total Money Market
               Investments (Cost: $7,700)                      7,700
                                                            --------

               Total Investments (99.9%)
                (Cost $495,062)`                             365,736
                                                            --------

               Other Assets, Less Liabilities
                (0.1%)                                           208
                                                            --------

               Total Net Assets (100.0%)                    $365,944
                                                            --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $498,712 and the net unrealized depreciation of investments based on that cost was $132,976 which is comprised of $13,770 aggregate gross unrealized appreciation and $146,746 aggregate gross unrealized depreciation.

  ADR--American Depository Receipt

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Capital Guardian Domestic Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                             Market
                                                   Shares/    Value
           Common Stock (94.0%)                      Par     (000's)
           ---------------------------------------------------------

           Consumer Discretionary (7.0%)
           *AOL Time Warner, Inc.                     45,700 $   599
           *AutoNation, Inc.                          38,400     482
           Carnival Corp.                             60,700   1,514
           Ford Motor Co.                             21,300     198
           The Interpublic Group of Companies,
            Inc.                                      19,900     280
           Knight-Ridder, Inc.                        25,700   1,626
           The Thomson Corp.                          16,000     428
           *TMP Worldwide, Inc.                        8,300      94
                                                             -------
              Total                                            5,221
                                                             -------

           Consumer Staples (5.0%)
           Campbell Soup Co.                          68,100   1,598
           Kraft Foods, Inc. -- Class A                4,800     187
           Philip Morris Companies, Inc.              48,100   1,950
                                                             -------
              Total                                            3,735
                                                             -------

           Energy (9.5%)
           Baker Hughes, Inc.                         37,300   1,201
           *BJ Services Co.                           13,900     449
           ChevronTexaco Corp.                         2,200     146
           Exxon Mobil Corp.                          16,900     590
           Royal Dutch Petroleum Co., ADR             22,600     995
           Schlumberger Ltd.                           4,400     185
           Shell Transport & Trading Co., ADR         31,700   1,234
           Unocal Corp.                               54,900   1,679
           *Weatherford International, Ltd.           14,200     567
                                                             -------
              Total                                            7,046
                                                             -------

           Financials (20.8%)
           *AmeriCredit Corp.                         82,100     635
           Bank One Corp.                             82,700   3,023
           Citigroup, Inc.                            13,900     489
           Everest Re Group, Ltd.                     25,400   1,405
           General Growth Properties, Inc.             5,600     291
           The Goldman Sachs Group, Inc.               8,600     586
           The Hartford Financial Services Group,
            Inc.                                      23,500   1,068
           Household International, Inc.              10,600     295
           J.P. Morgan Chase & Co.                   147,500   3,539
           The PMI Group, Inc.                        23,900     718
           *Travelers Property Casualty Corp. --
            Class A                                   18,010     264
           Washington Mutual, Inc.                    49,700   1,716
           Wells Fargo & Co.                          18,600     872
           XL Capital, Ltd. -- Class A                 6,200     479
                                                             -------
              Total                                           15,380
                                                             -------

           Health Care (8.3%)
           Applera Corp. -- Applied Biosystems
            Group                                     36,500     640

                                                           Market
                                                 Shares/    Value
              Common Stock (94.0%)                 Par     (000's)
              ----------------------------------------------------

              Health Care continued
              AstraZeneca PLC ADR                   33,100 $ 1,161
              Becton, Dickinson and Co.             68,800   2,112
              Eli Lilly and Co.                     19,800   1,258
              *Lincare Holdings, Inc.               30,500     964
              Pfizer, Inc.                           1,400      43
                                                           -------
                 Total                                       6,178
                                                           -------

              Industrials (15.0%)
              Canadian National Railway Co.          4,500     187
              Dover Corp.                           23,800     694
              Emerson Electric Co.                  10,900     554
              Fluor Corp.                           24,100     675
              General Electric Co.                  89,400   2,178
              Illinois Tool Works, Inc.              5,000     324
              Ingersoll-Rand Co. -- Class A         30,700   1,322
              *Navistar International Corp.         23,100     562
              *Sabre Holdings Corp. -- Class A      78,700   1,425
              Siemens AG ADR                         5,700     240
              Southwest Airlines Co.                18,800     261
              Tyco International, Ltd.              20,100     343
              Union Pacific Corp.                    4,600     275
              United Technologies Corp.             33,900   2,100
                                                           -------
                 Total                                      11,140
                                                           -------

              Information Technology (4.9%)
              *Amdocs Ltd.                          79,000     776
              *Applied Materials, Inc.              62,800     819
              Hewlett-Packard Co.                   36,184     628
              *KLA-Tencor Corp.                     20,000     707
              *Nortel Networks Corp.                84,000     135
              *Polycom, Inc.                        36,700     349
              *VeriSign, Inc.                       29,200     234
                                                           -------
                 Total                                       3,648
                                                           -------

              Materials (7.9%)
              Air Products and Chemicals, Inc.      74,400   3,180
              Alcoa, Inc.                            8,600     196
              The Dow Chemical Co.                  13,800     410
              E. I. du Pont de Nemours and Co.      20,700     878
              Lyondell Chemical Co.                 48,400     612
              Nucor Corp.                            3,900     161
              *Phelps Dodge Corp.                   13,800     437
                                                           -------
                 Total                                       5,874
                                                           -------

              Telecommunication Services (8.4%)
              AT&T Corp.                            18,400     480
              CenturyTel, Inc.                      13,700     403
              SBC Communications, Inc.              45,900   1,244
              Sprint Corp.                         286,400   4,147
                                                           -------
                 Total                                       6,274
                                                           -------

 Capital Guardian Domestic Equity Portfolio


                                                            Market
                                                  Shares/    Value
             Common Stock (94.0%)                   Par     (000's)
             ------------------------------------------------------

             Utilities (7.2%)
             *The AES Corp.                         162,900 $   492
             Duke Energy Corp.                       31,700     619
             El Paso Corp.                           64,100     446
             *Kinder Morgan Management, LLC.         19,628     620
             NiSource, Inc.                          84,200   1,684
             Pinnacle West Capital Corp.             39,300   1,340
             The Williams Companies, Inc.            40,700     110
                                                            -------
                Total                                         5,311
                                                            -------

                 Total Common Stock
                  (Cost: $80,545)                            69,807
                                                            -------

             Preferred Stock (1.8%)
             ------------------------------------------------------

             Consumer Discretionary (1.2%)
             Ford Motor Company Capital Trust II     22,500     919
                                                            -------
                Total                                           919
                                                            -------

             Materials (0.6%)
             Phelps Dodge Co.                         5,000     427
                                                            -------
                Total                                           427
                                                            -------

                 Total Preferred Stock
                  Investments (Cost: $1,616)                  1,346
                                                            -------


                                                           Market
                                                 Shares/    Value
              Money Market Investments (4.0%)      Par     (000's)
              ----------------------------------------------------

              Federal Government and Agencies (3.3%)
              Federal National Mortgage
               Association, 1.26%, 1/27/03      $2,500,000 $ 2,498
                                                           -------
                 Total                                       2,498
                                                           -------

              Short Term Business Credit (0.7%)
              UBS Finance LLC, 1.20%, 1/2/03       500,000     500
                                                           -------
                 Total                                         500
                                                           -------

                  Total Money Market
                   Investments (Cost: $2,998)                2,998
                                                           -------

                  Total Investments (99.8%)
                   (Cost $85,159)`                          74,151
                                                           -------

                  Other Assets, Less Liabilities (0.2%)        123
                                                           -------

                  Total Net Assets (100.0%)                $74,274
                                                           -------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $85,457 and the net unrealized depreciation of investments based on that cost was $11,306 which is comprised of $1,629 aggregate gross unrealized appreciation and $12,935 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 500 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                           Market
                                                Shares/     Value
           Common Stock (98.8%)                   Par      (000's)
           ---------------------------------------------------------

           Consumer Discretionary (13.3%)
           *American Greetings Corp. --
            Class A                                10,900 $      172
           *AOL Time Warner, Inc.                 738,900      9,680
           *AutoZone, Inc.                         16,325      1,153
           *Bed Bath & Beyond, Inc.                48,400      1,671
           *Best Buy Co., Inc.                     53,250      1,286
           *Big Lots, Inc.                         19,200        254
           The Black & Decker Corp.                13,300        570
           Brunswick Corp.                         14,900        296
           Carnival Corp.                          97,109      2,423
           Centex Corp.                            10,200        512
           Circuit City Stores, Inc.               34,800        258
           *Clear Channel Communications,
            Inc.                                  101,350      3,779
           *Comcast Corp. -- Class A              379,470      8,944
           Cooper Tire & Rubber Co.                12,200        187
           *Costco Wholesale Corp.                 75,264      2,112
           Dana Corp.                              24,550        289
           Darden Restaurants, Inc.                28,350        580
           Delphi Automotive Systems Corp.         92,587        745
           Dillard's, Inc. -- Class A              13,964        221
           Dollar General Corp.                    55,148        659
           Dow Jones & Company, Inc.               13,920        602
           Eastman Kodak Co.                       48,283      1,692
           *eBay, Inc.                             50,600      3,432
           Family Dollar Stores, Inc.              28,700        896
           *Federated Department Stores, Inc.      33,351        959
           Ford Motor Co.                         301,794      2,807
           Fortune Brands, Inc.                    24,867      1,157
           Gannett Co., Inc.                       44,150      3,170
           The Gap, Inc.                          143,975      2,234
           General Motors Corp.                    92,727      3,418
           Genuine Parts Co.                       28,900        890
           The Goodyear Tire & Rubber Co.          29,000        197
           Harley-Davidson, Inc.                   50,100      2,315
           *Harrah's Entertainment, Inc.           18,450        731
           Hasbro, Inc.                            28,625        331
           Hilton Hotels Corp.                     62,250        791
           The Home Depot, Inc.                   390,094      9,347
           *International Game Technology          14,300      1,086
           The Interpublic Group of
            Companies, Inc.                        63,500        894
           J. C. Penney Company, Inc.              44,250      1,018
           Johnson Controls, Inc.                  14,700      1,178
           *Jones Apparel Group, Inc.              21,300        755
           KB Home                                  8,200        351
           Knight-Ridder, Inc.                     13,750        870
           *Kohl's Corp.                           55,767      3,120
           Leggett & Platt Inc.                    32,433        728
           The Limited, Inc.                       86,305      1,202

                                                          Market
                                               Shares/     Value
            Common Stock (98.8%)                 Par      (000's)
            -------------------------------------------------------

            Consumer Discretionary continued
            Liz Claiborne, Inc.                   17,700 $      525
            Lowe's Companies, Inc.               128,850      4,832
            Marriott International, Inc. --
             Class A                              40,000      1,315
            Mattel, Inc.                          72,288      1,384
            The May Department Stores Co.         47,750      1,097
            Maytag Corp.                          12,933        369
            McDonald's Corp.                     211,078      3,394
            The McGraw-Hill Companies, Inc.       32,160      1,944
            Meredith Corp.                         8,200        337
            The New York Times Co. --
             Class A                              25,070      1,146
            Newell Rubbermaid, Inc.               44,192      1,340
            NIKE, Inc. -- Class B                 44,200      1,966
            Nordstrom, Inc.                       22,367        424
            *Office Depot, Inc.                   51,157        755
            Omnicom Group, Inc.                   31,100      2,009
            Pulte Corp.                           10,100        483
            RadioShack Corp.                      28,400        532
            *Reebok International, Ltd.            9,900        291
            Sears, Roebuck & Co.                  52,350      1,254
            The Sherwin-Williams Co.              24,913        704
            Snap-On, Inc.                          9,617        270
            The Stanley Works                     14,150        489
            *Staples, Inc.                        77,400      1,416
            *Starbucks Corp.                      64,250      1,309
            Starwood Hotels & Resorts
             Worldwide, Inc.                      33,000        783
            Target Corp.                         150,157      4,505
            Tiffany & Co.                         24,167        578
            The TJX Companies, Inc.               89,400      1,745
            *TMP Worldwide, Inc.                  18,467        209
            *Toys "R" Us, Inc.                    35,150        352
            Tribune Co.                           50,036      2,275
            Tupperware Corp.                       9,700        146
            *Univision Communications,
             Inc. -- Class A                      37,900        929
            V. F. Corp.                           18,157        655
            *Viacom, Inc. -- Class B             292,148     11,909
            Visteon Corp.                         21,683        151
            Wal-Mart Stores, Inc.                736,400     37,197
            The Walt Disney Co.                  337,857      5,510
            Wendy's International, Inc.           19,150        518
            Whirlpool Corp.                       11,250        587
            *Yum! Brands, Inc.                    49,180      1,191
                                                         ----------
               Total                                        180,787
                                                         ----------

            Consumer Staples (9.4%)
            Adolph Coors Co. -- Class B            6,000        368
            Alberto-Culver Co. -- Class B          9,600        484

 Index 500 Stock Portfolio



                                                          Market
                                               Shares/     Value
             Common Stock (98.8%)                Par      (000's)
             ------------------------------------------------------

             Consumer Staples continued
             Albertson's, Inc.                    67,354 $    1,499
             Anheuser-Busch Companies, Inc.      143,849      6,962
             Archer-Daniels-Midland Co.          107,903      1,338
             Avon Products, Inc.                  39,100      2,106
             Brown-Forman Corp. -- Class B        11,300        739
             Campbell Soup Co.                    67,922      1,594
             The Clorox Co.                       38,150      1,574
             The Coca-Cola Co.                   410,975     18,009
             Coca-Cola Enterprises, Inc.          74,200      1,612
             Colgate-Palmolive Co.                89,822      4,709
             ConAgra Foods, Inc.                  88,967      2,225
             CVS Corp.                            64,967      1,622
             *Del Monte Foods Co.                 25,955        200
             General Mills, Inc.                  60,867      2,858
             The Gillette Co.                    175,135      5,317
             H.J. Heinz Co.                       58,117      1,910
             Hershey Foods Corp.                  22,650      1,528
             Kellogg Co.                          67,857      2,325
             Kimberly-Clark Corp.                 85,556      4,061
             *The Kroger Co.                     130,605      2,018
             The Pepsi Bottling Group, Inc.       47,200      1,213
             PepsiCo, Inc.                       293,430     12,389
             Philip Morris Companies, Inc.       349,922     14,182
             The Procter & Gamble Co.            215,205     18,494
             R.J. Reynolds Tobacco Holdings,
              Inc.                                14,800        623
             *Safeway, Inc.                       73,000      1,705
             Sara Lee Corp.                      129,835      2,923
             SUPERVALU, Inc.                      22,150        366
             SYSCO Corp.                         109,825      3,272
             UST, Inc.                            28,067        938
             Walgreen Co.                        169,646      4,952
             Winn-Dixie Stores, Inc.              23,250        355
             Wm. Wrigley Jr. Co.                  37,367      2,051
                                                         ----------
                Total                                       128,521
                                                         ----------

             Energy (5.9%)
             Amerada Hess Corp.                   14,800        815
             Anadarko Petroleum Corp.             41,162      1,972
             Apache Corp.                         23,760      1,354
             Ashland, Inc.                        11,400        325
             Baker Hughes, Inc.                   55,830      1,797
             *BJ Services Co.                     26,000        840
             Burlington Resources, Inc.           33,283      1,420
             ChevronTexaco Corp.                 176,857     11,757
             ConocoPhillips                      112,010      5,420
             Devon Energy Corp.                   25,900      1,189
             EOG Resources, Inc.                  19,260        769
             Exxon Mobil Corp.                 1,118,756     39,089
             Halliburton Co.                      72,269      1,352
             Kerr-McGee Corp.                     16,605        736
             Marathon Oil Corp.                   51,309      1,092
             *Nabors Industries, Ltd.             23,950        845
             *Noble Corp.                         22,250        782
             Occidental Petroleum Corp.           62,320      1,773

                                                            Market
                                                 Shares/     Value
           Common Stock (98.8%)                    Par      (000's)
           ----------------------------------------------------------

           Energy continued
           *Rowan Companies, Inc.                   15,550 $      353
           Schlumberger Ltd.                        95,567      4,022
           Sunoco, Inc.                             12,650        420
           *Transocean Sedco Forex, Inc.            52,851      1,226
           Unocal Corp.                             42,667      1,305
                                                           ----------
              Total                                            80,653
                                                           ----------

           Financials (20.2%)
           ACE Ltd.                                 43,400      1,273
           AFLAC Inc.                               85,650      2,580
           The Allstate Corp.                      116,828      4,321
           Ambac Financial Group, Inc.              17,500        984
           American Express Co.                    219,975      7,776
           American International Group,
            Inc.                                   432,230     25,006
           AmSouth Bancorporation                   59,355      1,140
           Aon Corp.                                50,500        954
           Bank of America Corp.                   248,801     17,309
           The Bank of New York Company,
            Inc.                                   120,253      2,881
           Bank One Corp.                          194,286      7,101
           BB&T Corp.                               80,000      2,959
           The Bear Stearns Companies, Inc.         16,295        968
           Capital One Financial Corp.              36,700      1,091
           The Charles Schwab Corp.                225,939      2,451
           Charter One Financial, Inc.              38,020      1,092
           The Chubb Corp.                          28,450      1,485
           Cincinnati Financial Corp.               26,780      1,006
           Citigroup, Inc.                         837,848     29,485
           Comerica, Inc.                           28,950      1,252
           Countrywide Credit Industries,
            Inc.                                    20,800      1,074
           Equity Office Properties Trust           69,300      1,731
           Equity Residential Properties Trust      45,600      1,121
           Fannie Mae                              164,748     10,598
           Fifth Third Bancorp                      96,134      5,629
           First Tennessee National Corp.           20,900        751
           FleetBoston Financial Corp.             173,505      4,216
           Franklin Resources, Inc.                 43,050      1,467
           Freddie Mac                             115,186      6,802
           Golden West Financial Corp.              25,550      1,835
           The Goldman Sachs Group, Inc.            79,700      5,428
           The Hartford Financial Services
            Group, Inc.                             41,050      1,865
           Household International, Inc.            75,285      2,094
           Huntington Bancshares, Inc.              39,842        745
           J.P. Morgan Chase & Co.                 330,048      7,921
           Jefferson-Pilot Corp.                    24,434        931
           John Hancock Financial Services,
            Inc.                                    48,100      1,342
           KeyCorp                                  70,575      1,774
           Lehman Brothers Holdings, Inc.           40,322      2,149
           Lincoln National Corp.                   30,540        964
           Loews Corp.                              30,767      1,368

 Index 500 Stock Portfolio


                                                           Market
                                                Shares/     Value
            Common Stock (98.8%)                  Par      (000's)
            --------------------------------------------------------

            Financials continued
            Marsh & McLennan Companies,
             Inc.                                  88,680 $    4,098
            Marshall & Ilsley Corp.                34,800        953
            MBIA, Inc.                             24,350      1,068
            MBNA Corp.                            211,515      4,023
            Mellon Financial Corp.                 72,068      1,882
            Merrill Lynch & Co., Inc.             143,300      5,438
            MetLife, Inc.                         116,236      3,143
            MGIC Investment Corp.                  17,000        702
            Moody's Corp.                          25,775      1,064
            Morgan Stanley                        181,413      7,242
            National City Corp.                   101,197      2,765
            North Fork Bancorporation, Inc.        27,100        914
            Northern Trust Corp.                   36,650      1,285
            Plum Creek Timber Company,
             Inc.                                  30,600        722
            The PNC Financial Services
             Group, Inc.                           47,067      1,972
            Principal Financial Group, Inc.        57,400      1,729
            The Progressive Corp.                  36,000      1,787
            *Providian Financial Corp.             47,857        311
            Prudential Financial, Inc.             96,100      3,050
            Regions Financial Corp.                36,586      1,221
            SAFECO Corp.                           22,650        785
            Simon Property Group, Inc.             30,700      1,046
            SLM Corp.                              25,614      2,660
            SouthTrust Corp.                       57,367      1,426
            The St. Paul Companies, Inc.           37,472      1,276
            State Street Corp.                     53,600      2,090
            *Stilwell Financial, Inc.              36,829        481
            SunTrust Banks, Inc.                   47,233      2,689
            Synovus Financial Corp.                49,050        952
            T. Rowe Price Group, Inc.              20,300        554
            Torchmark Corp.                        19,750        721
            *Travelers Property Casualty CL B     165,547      2,425
            U.S. Bancorp                          316,921      6,725
            Union Planters Corp.                   33,137        932
            UnumProvident Corp.                    39,931        700
            Wachovia Corp.                        227,081      8,275
            Washington Mutual, Inc.               160,187      5,531
            Wells Fargo & Co.                     281,280     13,184
            XL Capital, Ltd. -- Class A            22,500      1,738
            Zions Bancorporation                   15,200        598
                                                          ----------
               Total                                         275,076
                                                          ----------

            Health Care (14.7%)
            Abbott Laboratories                   258,650     10,346
            Aetna, Inc.                            24,877      1,023
            Allergan, Inc.                         21,367      1,231
            AmerisourceBergen Corp.                17,500        950
            *Amgen, Inc.                          211,617     10,230
            *ANTHEM, INC.                          23,300      1,466
            Applera Corp. -- Applied
             Biosystems Group                      35,133        616

                                                            Market
                                                 Shares/     Value
           Common Stock (98.8%)                    Par      (000's)
           ----------------------------------------------------------

           Health Care continued
           Bausch & Lomb, Inc.                       8,900 $      320
           Baxter International, Inc.               99,800      2,794
           Becton, Dickinson and Co.                42,550      1,306
           *Biogen, Inc.                            24,600        985
           Biomet, Inc.                             43,545      1,248
           *Boston Scientific Corp.                 67,386      2,865
           Bristol-Myers Squibb Co.                320,708      7,424
           C. R. Bard, Inc.                          8,550        496
           Cardinal Health, Inc.                    74,825      4,429
           *Chiron Corp.                            31,322      1,178
           CIGNA Corp.                              23,229        955
           Eli Lilly and Co.                       186,006     11,811
           *Forest Laboratories, Inc.               29,733      2,920
           *Genzyme Corp.                           35,500      1,050
           *Guidant Corp.                           50,588      1,561
           HCA, Inc.                                85,811      3,561
           Health Management Associates,
            Inc.                                    39,500        707
           *HEALTHSOUTH Corp.                       65,600        276
           *Humana, Inc.                            28,100        281
           IMS Health, Inc.                         46,967        751
           Johnson & Johnson                       492,637     26,460
           *King Pharmaceuticals, Inc.              40,366        694
           *Manor Care, Inc.                        16,300        303
           McKesson HBOC, Inc.                      48,005      1,298
           *Medimmune, Inc.                         41,500      1,128
           Medtronic, Inc.                         200,900      9,161
           Merck & Co., Inc.                       372,420     21,083
           *Millipore Corp.                          8,000        272
           Pfizer, Inc.                          1,024,736     31,326
           Pharmacia Corp.                         213,570      8,927
           *Quest Diagnostics, Inc.                 16,100        916
           *Quintiles Transnational Corp.           19,500        236
           Schering-Plough Corp.                   242,750      5,389
           *St. Jude Medical, Inc.                  29,300      1,164
           Stryker Corp.                            32,750      2,198
           *Tenet Healthcare Corp.                  80,950      1,328
           UnitedHealth Group, Inc.                 50,186      4,191
           *Watson Pharmaceuticals, Inc.            17,700        500
           *Wellpoint Health Networks, Inc. --
            Class A                                 24,100      1,715
           Wyeth                                   219,429      8,207
           *Zimmer Holdings, Inc.                   32,237      1,338
                                                           ----------
              Total                                           200,614
                                                           ----------

           Industrials (11.4%)
           3M Co.                                   64,588      7,964
           *Allied Waste Industries, Inc.           32,650        327
           *American Power Conversion
            Corp.                                   32,450        492
           *American Standard Companies,
            Inc.                                    11,900        847
           *AMR Corp.                               25,700        170
           *Apollo Group, Inc. -- Class A           28,700      1,263

 Index 500 Stock Portfolio


                                                          Market
                                               Shares/     Value
            Common Stock (98.8%)                 Par      (000's)
            -------------------------------------------------------

            Industrials continued
            Automatic Data Processing, Inc.      102,650 $    4,029
            Avery Dennison Corp.                  18,150      1,109
            The Boeing Co.                       138,976      4,585
            Burlington Northern Santa Fe
             Corp.                                62,985      1,638
            Caterpillar, Inc.                     56,988      2,605
            *Cendant Corp.                       172,233      1,805
            Cintas Corp.                          28,133      1,287
            *Concord EPS, Inc.                    84,900      1,336
            *Convergys Corp.                      28,650        434
            Cooper Industries, Ltd.               15,400        561
            Crane Co.                              9,875        197
            CSX Corp.                             35,250        998
            Cummins, Inc.                          6,800        191
            Danaher Corp.                         25,000      1,643
            Deere & Co.                           39,460      1,809
            Delta Air Lines, Inc.                 20,367        246
            Deluxe Corp.                          10,351        436
            Dover Corp.                           33,567        979
            Eaton Corp.                           11,700        914
            Emerson Electric Co.                  69,750      3,547
            Equifax, Inc.                         23,800        551
            FedEx Corp.                           49,320      2,674
            First Data Corp.                     125,326      4,438
            *Fiserv, Inc.                         31,825      1,080
            Fluor Corp.                           13,400        375
            General Dynamics Corp.                33,400      2,651
            General Electric Co.               1,647,206     40,110
            Goodrich Corp.                        19,100        350
            H&R Block, Inc.                       29,950      1,204
            Honeywell International, Inc.        135,650      3,256
            Illinois Tool Works, Inc.             50,700      3,288
            Ingersoll-Rand Co. -- Class A         27,980      1,205
            ITT Industries, Inc.                  15,200        922
            Lockheed Martin Corp.                 75,308      4,349
            Masco Corp.                           82,100      1,728
            *McDermott International, Inc.        10,500         46
            *Navistar International Corp.         10,050        244
            *Norfolk Southern Corp.               64,357      1,286
            Northrop Grumman Corp.                30,110      2,921
            PACCAR, Inc.                          19,205        886
            Pall Corp.                            20,350        339
            Parker-Hannifin Corp.                 19,575        903
            Paychex, Inc.                         62,235      1,736
            Pitney Bowes, Inc.                    39,437      1,288
            *Power-One, Inc.                      13,200         75
            R. R. Donnelley & Sons Co.            18,734        408
            Raytheon Co.                          66,700      2,051
            *Robert Half International, Inc.      29,040        468
            Rockwell Automation, Inc.             30,750        637
            Rockwell Collins, Inc.                30,250        704
            Ryder System, Inc.                    10,300        231
            *Sabre Holdings Corp. -- Class A      23,967        434
            Southwest Airlines Co.               127,967      1,779

                                                          Market
                                               Shares/     Value
             Common Stock (98.8%)                Par      (000's)
             ------------------------------------------------------

             Industrials continued
             Textron, Inc.                        22,850 $      982
             *Thomas & Betts Corp.                 9,700        164
             Tyco International, Ltd.            330,308      5,642
             Union Pacific Corp.                  41,860      2,506
             United Parcel Service, Inc.         184,800     11,657
             United Technologies Corp.            78,067      4,835
             W.W. Grainger, Inc.                  15,400        794
             Waste Management, Inc.              101,285      2,321
                                                         ----------
                Total                                       154,930
                                                         ----------

             Information Technology (14.2%)
             *ADC Telecommunications, Inc.       131,850        276
             Adobe Systems, Inc.                  39,725        990
             *Advanced Micro Devices, Inc.        56,700        366
             *Agilent Technologies, Inc.          76,837      1,380
             *Altera Corp.                        63,211        780
             *Analog Devices, Inc.                60,557      1,445
             *Andrew Corp.                        16,237        167
             *Apple Computer, Inc.                59,400        851
             *Applied Materials, Inc.            272,300      3,548
             *Applied Micro Circuits Corp.        49,800        184
             Autodesk, Inc.                       19,034        272
             *Avaya, Inc.                         59,916        147
             *BMC Software, Inc.                  39,960        684
             *Broadcom Corp. -- Class A           45,400        684
             *CIENA Corp.                         71,500        368
             *Cisco Systems, Inc.              1,211,300     15,868
             *Citrix Systems, Inc.                28,920        356
             Computer Associates
              International, Inc.                 95,592      1,290
             *Computer Sciences Corp.             28,450        980
             *Compuware Corp.                     62,257        299
             *Comverse Technology, Inc.           31,000        311
             *Corning, Inc.                      190,000        629
             *Dell Computer Corp.                429,533     11,486
             *Electronic Arts, Inc.               23,100      1,150
             Electronic Data Systems Corp.        79,567      1,466
             *EMC Corp.                          364,774      2,240
             *Gateway, Inc.                       53,650        168
             Hewlett-Packard Co.                 505,226      8,771
             Intel Corp.                       1,103,463     17,181
             International Business Machines
              Corp.                              280,539     21,742
             *Intuit, Inc.                        35,000      1,642
             *Jabil Circuit, Inc.                 32,767        587
             *JDS Uniphase Corp.                 225,400        557
             *KLA-Tencor Corp.                    31,300      1,107
             *Lexmark International Group,
              Inc. -- Class A                     20,900      1,264
             Linear Technology Corp.              52,550      1,352
             *LSI Logic Corp.                     61,600        355
             *Lucent Technologies, Inc.          568,236        716
             Maxim Integrated Products, Inc.      53,500      1,768
             *Mercury Interactive Corp.           13,900        412

 Index 500 Stock Portfolio


                                                           Market
                                                Shares/     Value
             Common Stock (98.8%)                 Par      (000's)
             ------------------------------------------------------

             Information Technology continued
             *Micron Technology, Inc.              99,950 $     974
             *Microsoft Corp.                     896,600    46,354
             Molex, Inc.                           32,050       738
             Motorola, Inc.                       380,577     3,292
             *National Semiconductor Corp.         29,943       449
             *NCR Corp.                            16,200       385
             *Network Appliance, Inc.              55,700       557
             *Novell, Inc.                         60,300       201
             *Novellus Systems, Inc.               24,000       674
             *Nvidia Corp.                         25,300       291
             *Oracle Corp.                        899,525     9,715
             *Parametric Technology Corp.          43,280       109
             *PeopleSoft, Inc.                     51,700       946
             PerkinElmer, Inc.                     20,700       171
             *PMC-Sierra, Inc.                     27,700       154
             *QLogic Corp.                         15,450       533
             *QUALCOMM, Inc.                      128,667     4,682
             *Rational Software Corp.              32,000       332
             *Sanmina-SCI Corp.                    86,800       390
             Scientific-Atlanta, Inc.              25,900       307
             *Siebel Systems, Inc.                 79,100       592
             *Solectron Corp.                     136,400       484
             *Sun Microsystems, Inc.              537,397     1,671
             *SunGard Data Systems, Inc.           46,800     1,103
             Symbol Technologies, Inc.             37,950       312
             *Tektronix, Inc.                      14,760       268
             *Tellabs, Inc.                        68,092       495
             *Teradyne, Inc.                       30,350       395
             Texas Instruments, Inc.              287,000     4,308
             *Thermo Electron Corp.                27,600       555
             *Unisys Corp.                         53,450       529
             *VERITAS Software Corp.               67,932     1,061
             *Waters Corp.                         21,700       473
             *Xerox Corp.                         120,900       973
             *Xilinx, Inc.                         55,900     1,152
             *Yahoo!, Inc.                         99,400     1,625
                                                          ---------
                Total                                       193,089
                                                          ---------

             Materials (2.8%)
             Air Products and Chemicals, Inc.      37,667     1,610
             Alcoa, Inc.                          139,807     3,186
             Allegheny Technologies, Inc.          13,317        83
             Ball Corp.                             9,366       479
             Bemis Company, Inc.                    8,750       434
             Boise Cascade Corp.                    9,600       242
             The Dow Chemical Co.                 150,809     4,480
             E. I. du Pont de Nemours and Co.     164,428     6,973
             Eastman Chemical Co.                  12,825       472
             Ecolab, Inc.                          21,400     1,059
             Engelhard Corp.                       21,300       476
             *Freeport-McMoRan Copper &
              Gold, Inc. -- Class B                23,981       402
             Georgia-Pacific Corp.                 38,104       616
             Great Lakes Chemical Corp.             8,300       198

                                                          Market
                                               Shares/     Value
            Common Stock (98.8%)                 Par      (000's)
            -------------------------------------------------------

            Materials continued
            *Hercules, Inc.                       18,100 $      159
            International Flavors &
             Fragrances, Inc.                     15,700        551
            International Paper Co.               79,766      2,789
            *Louisiana-Pacific Corp.              17,300        139
            MeadWestvaco Corp.                    33,079        817
            Monsanto Co.                          43,253        833
            Newmont Mining Corp.                  66,480      1,930
            Nucor Corp.                           12,933        534
            *Pactiv Corp.                         26,200        573
            *Phelps Dodge Corp.                   14,724        466
            PPG Industries, Inc.                  28,067      1,408
            Praxair, Inc.                         26,700      1,542
            Rohm and Haas Co.                     36,580      1,188
            *Sealed Air Corp.                     13,921        519
            Sigma-Aldrich Corp.                   12,100        589
            Temple-Inland, Inc.                    8,900        399
            United States Steel Corp.             16,850        221
            Vulcan Materials Co.                  16,800        630
            Weyerhaeuser Co.                      36,280      1,785
            Worthington Industries, Inc.          14,200        216
                                                         ----------
               Total                                         37,998
                                                         ----------

            Telecommunication Services (4.1%)
            ALLTEL Corp.                          51,457      2,624
            AT&T Corp.                           127,307      3,324
            *AT&T Wireless Services, Inc.        448,197      2,532
            BellSouth Corp.                      309,865      8,016
            CenturyTel, Inc.                      23,500        690
            *Citizens Communications Co.          46,700        493
            *Nextel Communications, Inc. --
             Class A                             150,750      1,741
            *Qwest Communications
             International, Inc.                 277,635      1,388
            SBC Communications, Inc.             550,447     14,923
            Sprint Corp.                         147,809      2,140
            *Sprint Corp. (PCS Group)            165,060        723
            Verizon Communications, Inc.         451,742     17,506
                                                         ----------
               Total                                         56,100
                                                         ----------

            Utilities (2.8%)
            *The AES Corp.                        89,800        271
            *Allegheny Energy, Inc.               20,800        157
            Ameren Corp.                          23,967        996
            American Electric Power
             Company, Inc.                        56,140      1,534
            *Calpine Corp.                        62,360        203
            CenterPoint Energy, Inc.              50,362        428
            Cinergy Corp.                         27,784        937
            CMS Energy Corp.                      23,800        225
            Consolidated Edison, Inc.             35,250      1,509
            Constellation Energy Group, Inc.      27,200        757
            Dominion Resources, Inc.              50,395      2,767
            DTE Energy Co.                        27,750      1,288
            Duke Energy Corp.                    146,930      2,871

 Index 500 Stock Portfolio


                                                          Market
                                               Shares/     Value
            Common Stocks (98.8%)                Par      (000's)
            -------------------------------------------------------

            Utilities continued
            *Dynegy, Inc. -- Class A              61,100 $       72
            *Edison International                 53,920        639
            El Paso Corp.                         96,771        674
            Entergy Corp.                         37,109      1,692
            Exelon Corp.                          53,312      2,813
            FirstEnergy Corp.                     49,265      1,624
            FPL Group, Inc.                       30,157      1,813
            KeySpan Corp.                         23,400        825
            Kinder Morgan, Inc.                   20,167        852
            *Mirant Corp.                         66,526        126
            Nicor, Inc.                            7,250        247
            NiSource, Inc.                        40,373        807
            Peoples Energy Corp.                   5,900        228
            *PG&E Corp.                           65,125        905
            Pinnacle West Capital Corp.           15,000        511
            PPL Corp.                             26,834        931
            Progress Energy, Inc.                 39,092      1,695
            Public Service Enterprise Group,
             Inc.                                 36,736      1,179
            Sempra Energy                         33,902        802
            The Southern Co.                     117,300      3,330
            TECO Energy, Inc.                     28,700        444
            TXU Corp.                             51,165        956
            The Williams Companies, Inc.          85,500        231
            #Xcel Energy, Inc.                    65,920        725
                                                         ----------
               Total                                         38,064
                                                         ----------

                Total Common Stock
                  (Cost: $1,320,019)                      1,345,832
                                                         ----------

            Money Market Investments (1.2%)
            -------------------------------------------------------

            Federal Government and Agencies (0.5%)
            #Federal Home Loan Bank,
             1.24%, 3/7/03                   $ 6,400,000      6,386
                                                         ----------
               Total                                          6,386
                                                         ----------

            Finance Services (0.7%)
            #Preferred Receivable Funding,
             1.28%, 1/17/03                   10,000,000      9,995
                                                         ----------
               Total                                          9,995
                                                         ----------

                                                          Market
                                               Shares/     Value
            Money Market Investments (1.2%)      Par      (000's)
            -------------------------------------------------------

            Short Term Business Credit
             (0.0%)
            #UBS Finance LLC, 1.2%, 1/2/03      $400,000 $      400
                                                         ----------
               Total                                            400
                                                         ----------

                Total Money Market Investments
                 (Cost: $16,780)                             16,781
                                                         ----------

                Total Investments (100.0%)
                 (Cost $1,336,799)`                       1,362,613
                                                         ----------

                Other Assets, Less Liabilities (0.0%)           268
                                                         ----------

                Total Net Assets (100.0%)                $1,362,881
                                                         ----------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $1,340,508 and the net unrealized appreciation of investments based on that cost was $22,105 which is comprised of $297,918 aggregate gross unrealized appreciation and $275,813 aggregate gross unrealized depreciation.

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                 Number              Appreciation /
                                   of     Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             S & P 500 Index
              Futures              76        3/03        $(349)
             (Total Notional
              Value at 12/31/02
              $17,048)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                           Market
             Domestic Common Stocks &            Shares/    Value
             Warrants (34.6%)                      Par     (000's)
             -----------------------------------------------------
             Large Cap Common Stock (22.7%)
             -----------------------------------------------------

             Consumer Discretionary (5.9%)
             *Bed Bath & Beyond, Inc.                4,000 $   138
             Carnival Corp.                          1,335      33
             Darden Restaurants, Inc.                4,900     100
             Fortune Brands, Inc.                    8,200     381
             Gannett Co., Inc.                       4,900     352
             Harley-Davidson, Inc.                  10,800     499
             *Kohl's Corp.                           7,400     414
             The McGraw-Hill Companies, Inc.         7,100     429
             Newell Rubbermaid, Inc.                12,000     364
             Omnicom Group, Inc.                     4,000     258
             Target Corp.                            7,700     231
             Tribune Co.                             9,300     423
             *Viacom, Inc. -- Class B                7,900     322
             Wal-Mart Stores, Inc.                  12,300     621
             Wendy's International, Inc.             9,700     263
             Weyerhaeuser Co.                        5,200     256
                                                           -------
                Total                                        5,084
                                                           -------

             Consumer Staples (2.6%)
             Anheuser-Busch Companies, Inc.          9,400     455
             Colgate-Palmolive Co.                   5,700     299
             General Mills, Inc.                     4,400     207
             Kellogg Co.                             5,300     182
             Kraft Foods, Inc. -- Class A            5,000     195
             PepsiCo, Inc.                          11,800     497
             Walgreen Co.                           15,900     464
                                                           -------
                Total                                        2,299
                                                           -------

             Energy (1.4%)
             ChevronTexaco Corp.                     4,700     312
             EOG Resources, Inc.                     8,000     319
             Exxon Mobil Corp.                      17,100     597
                                                           -------
                Total                                        1,228
                                                           -------

             Financials (3.4%)
             American International Group, Inc.      6,900     399
             The Bank of New York Company, Inc.      8,300     199
             The Chubb Corp.                         3,100     162
             Citigroup, Inc.                         4,000     141
             Fifth Third Bancorp                     7,100     416
             Freddie Mac                             5,300     313
             The Goldman Sachs Group, Inc.           3,600     245
             Lehman Brothers Holdings, Inc.          3,000     160
             Marsh & McLennan Companies, Inc.        5,000     231
             Morgan Stanley Dean Witter & Co.        6,100     244
             Wells Fargo & Co.                       9,300     435
                                                           -------
                Total                                        2,945
                                                           -------

                                                             Market
                                                   Shares/    Value
            Large Cap Common Stock (22.7%)           Par     (000's)
            --------------------------------------------------------

            Health Care (3.2%)
            Abbott Laboratories                        4,000 $   160
            *Amgen, Inc.                               8,800     425
            Baxter International, Inc.                 8,300     232
            Eli Lilly and Co.                          1,600     102
            Johnson & Johnson                          9,300     500
            Medtronic, Inc.                           10,900     497
            Pfizer, Inc.                              20,800     635
            UnitedHealth Group, Inc.                   3,300     276
                                                             -------
               Total                                           2,827
                                                             -------

            Industrials (2.1%)
            Canadian National Railway Co.              6,000     249
            *Fiserv, Inc.                             12,800     436
            General Electric Co.                      15,900     387
            Lockheed Martin Corp.                      2,700     156
            Paychex, Inc.                              3,800     106
            Raytheon Co.                               6,300     194
            Union Pacific Corp.                        5,000     299
                                                             -------
               Total                                           1,827
                                                             -------

            Information Technology (2.8%)
            *Cisco Systems, Inc.                       8,900     117
            *Electronic Arts, Inc.                     1,700      85
            Intel Corp.                               16,000     249
            International Business Machines Corp.      5,200     403
            *Microsoft Corp.                          15,100     780
            *PeopleSoft, Inc.                          5,800     106
            *QUALCOMM, Inc.                            6,700     244
            *Semiconductor Holders Trust              10,000     222
            Texas Instruments, Inc.                   13,200     198
                                                             -------
               Total                                           2,404
                                                             -------

            Materials (1.3%)
            Air Products and Chemicals, Inc.           8,900     380
            Alcoa, Inc.                               13,300     303
            Ecolab, Inc.                               8,700     431
                                                             -------
               Total                                           1,114
                                                             -------

                Total Large Cap Common Stock                  19,728
                                                             -------

            Small Cap Common Stock (11.9%)
            --------------------------------------------------------

            Consumer Discretionary (2.7%)
            *AnnTaylor Stores Corp.                    7,250     148
            *CDW Computer Centers, Inc.                2,300     101
            *Coach, Inc.                               6,000     198
            *Entercom Communications Corp. --
             Class A                                   2,200     103
            Fairmont Hotels & Resorts, Inc.            3,900      92
            *The Gymboree Corp.                        9,600     152
            * Hispanic Broadcasting Corp. --
             Class A                                   2,900      60

 Asset Allocation Portfolio



                                                             Market
                                                   Shares/    Value
           Small Cap Common Stock (11.9%)            Par     (000's)
           ---------------------------------------------------------

           Consumer Discretionary (continued)
           *Jones Apparel Group, Inc.                  2,900 $   103
           *Lamar Advertising Co. -- Class A           3,200     108
           Leggett & Platt, Inc.                      10,600     238
           *Lin TV Corp. -- Class A                    1,200      29
           Manpower, Inc.                              1,100      35
           *Michaels Stores, Inc.                      6,400     200
           *O'Reilly Automotive, Inc.                 13,800     349
           *Orient-Express Hotel, Ltd. -- Class A      5,500      74
           *Platinum Underwriters Holdings, Ltd.         600      16
           Polaris Industries, Inc.                    2,300     135
           *Stoneridge, Inc.                           2,000      24
           *Tommy Hilfiger Corp.                      10,400      72
           *Westwood One, Inc.                         3,800     142
                                                             -------
              Total                                            2,379
                                                             -------

           Energy (0.9%)
           *BJ Services Co.                            4,800     155
           *Cal Dive International, Inc.               7,000     165
           *Energy Partners, Ltd.                      9,700     104
           Ocean Energy, Inc.                          2,800      56
           *Patterson-UTI Energy, Inc.                 6,600     199
           *Weatherford International, Ltd.            3,200     128
                                                             -------
              Total                                              807
                                                             -------

           Financials (0.9%)
           GreenPoint Financial Corp.                  1,500      68
           Investors Financial Services Corp.         11,600     318
           Old Republic International Corp.            3,800     106
           Radian Group, Inc.                          3,100     115
           SouthTrust Corp.                            5,400     134
           *Trammell Crow Co.                          9,000      81
                                                             -------
              Total                                              822
                                                             -------

           Health Care (3.2%)
           *AdvancePCS                                 6,700     149
           *The Advisory Board Co.                     1,700      51
           *Apogent Technologies, Inc.                 4,500      94
           *Biovail Corp.                              4,200     111
           *Bio-Rad Laboratories, Inc. -- Class A      2,600     101
           *CIMA Labs, Inc.                            3,000      73
           D & K Healthcare Resources, Inc.            5,300      54
           *DaVita, Inc.                              24,200     597
           Health Management Associates, Inc. --
            Class A                                    4,500      81
           *IMPAC Medical Systems, Inc.                  700      13
           *Lincare Holdings, Inc.                    16,700     528
           *Patterson Dental Co.                       6,700     293
           *Province Healthcare Co.                   17,950     175
           *Renal Care Group, Inc.                     6,400     202
           *Triad Hospitals, Inc.                      3,800     113
           *Universal Health Services, Inc. --
            Class B                                    3,000     135
                                                             -------
              Total                                            2,770
                                                             -------

           Industrials (2.4%)
           *The BISYS Group, Inc.                      5,400      86
           C.H. Robinson Worldwide, Inc.               5,900     184

                                                             Market
                                                   Shares/    Value
           Small Cap Common Stock (11.9%)            Par     (000's)
           ---------------------------------------------------------

           Industrials (continued)
           *Charles River Associates, Inc.             1,400 $    20
           Cintas Corp.                                2,200     101
           *Concord EPS, Inc.                          2,500      39
           *The Corporate Executive Board Co.          6,400     204
           Expeditors International of
            Washington, Inc.                           5,200     170
           *Hewitt Associates, Inc. -- Class A         3,500     111
           *Knight Transportation, Inc.               13,150     276
           *MSC Industrial Direct Co., Inc. --
            Class A                                    6,400     114
           *P.A.M. Transportation Services, Inc.       4,800     121
           *Resources Connection, Inc.                 4,800     111
           SkyWest, Inc.                               5,700      74
           *Swift Transportation Co., Inc.             8,000     160
           Teleflex, Inc.                              7,600     326
           *Tetra Tech, Inc.                           1,664      20
                                                             -------
              Total                                            2,117
                                                             -------

           Information Technology (1.8%)
           *Brooks-PRI Automation, Inc.                6,180      71
           *CACI International, Inc. -- Class A        1,600      57
           *EPIQ Systems, Inc.                         8,050     123
           *Intersil Corp. -- Class A                  6,400      89
           *Keane, Inc.                                8,900      80
           *Mettler -- Toledo International, Inc.      2,300      74
           Microchip Technology, Inc.                  6,800     166
           *Novellus Systems, Inc.                     4,600     129
           *QLogic Corp.                               2,500      86
           *Renaissance Learning, Inc.                 3,100      59
           *Semtech Corp.                              6,400      70
           *UTStarcom, Inc.                            6,400     127
           *Varian, Inc.                               8,400     241
           *Verint Systems, Inc.                         800      16
           *Zebra Tehnologies Corp. -- Class A         2,500     143
                                                             -------
              Total                                            1,531
                                                             -------

               Total Small Cap Common Stock                   10,426
                                                             -------

               Total Domestic Common Stocks & Warrants
                (Cost: $33,597)                               30,154
                                                             -------


               Foreign Common Stock (12.3%)
               --------------------------------------------------

               Basic Materials (0.7%)
               *Arcelor              Luxembourg      6,850     84
               BASF AG               Germany         2,000     76
               *Billerud             Sweden          4,862     53
               Norske Skogindustrier
                ASA                  Norway          2,285     32
               *Novozymes A/S -- B
                Shares               Denmark         3,450     72
               Rio Tinto Ltd.        Australia       3,750     72
               *Solvay SA            Belgium         2,210    152
               UPM-Kymmene OYJ       Finland         3,420    111
                                                           ------
                  Total                                       652
                                                           ------

 Asset Allocation Portfolio



                                                            Market
            Foreign Common                        Shares/    Value
            Stock (12.3%)      Country              Par     (000's)
            -------------------------------------------------------

            Consumer Cyclical (2.9%)
            Bayerische
             Motoren Werke
             AG                Germany                2,980 $    91
            *Belluna Co., Ltd. Japan                  3,070     107
            Berkeley Group
             PLC               United Kingdom         8,350      80
            Beru AG            Germany                2,625     116
            Bridgestone
             Corp.             Japan                  9,000     111
            *British Sky
             Broadcasting
             Group PLC         United Kingdom         9,610      99
            *Compass Group
             PLC               United Kingdom        15,785      84
            *Daily Mail and
             General Trust     United Kingdom         4,900      46
            *Denway Motors
             Limited           Hong Kong            323,100     109
            Electrolux AB --
             Series B          Sweden                 6,550     103
            *Esprit Holdings
             Ltd.              Hong Kong             58,000      98
            Folli-Follie SA    Greece                 4,100      70
            *Fuji Heavy
             Industries, Ltd.  Japan                 11,000      44
            Game Group PLC     United Kingdom        61,450      36
            Greek
             Organization of
             Football
             Prognostics       Greece                 8,680      91
            *HMV Group PLC     United Kingdom        29,800      57
            *Honda Motor
             Co., Ltd.         Japan                  3,000     111
            *Hyundai Motor
             Co., Ltd.         Republic Of Korea      3,820      89
            *Inditex           Spain                  2,200      52
            Medion AG          Germany                2,000      70
            MFI Furniture
             Group PLC         United Kingdom        35,800      64
            *NCsoft Corp.      Republic Of Korea        435      38
            Nintendo Co.,
             Ltd.              Japan                    700      65
            *Porsche AG        Germany                  250     104
            *PSA Peugeot
             Citroen           France                 1,050      43
            Rank Group PLC     United Kingdom        34,600     147
            *Swatch Group
             AG                Switzerland              890      74
            Vivendi
             Universal SA      France                 4,340      70
            *Volkswagen AG     Germany                2,145      78
            *Walmart de
             Mexico --
             Series V          Mexico                31,500      72
            Wolseley PLC       United Kingdom        10,250      86
                                                            -------
               Total                                          2,505
                                                            -------

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (12.3%)       Country           Par     (000's)
             -----------------------------------------------------

             Consumer Non-Cyclical (1.6%)
             *Altadis, S.A.      Spain               3,500 $    80
             *Burberry Group
              PLC                United Kingdom     16,250      59
             Cadbury
              Schweppes PLC      United Kingdom      5,700      36
             *Cott Corp.         Canada              5,300      94
             *Gallaher Group
              PLC                United Kingdom     11,175     111
             *Interbrew          Belgium             2,730      64
             *Kao Corp.          Japan               2,000      44
             Kook Soon Dang
              Brewer Co., Ltd.   South Korea         3,000      68
             Luxottica Group
              SPA, ADR           Italy               6,385      87
             *Nestle SA          Switzerland           525     111
             *Pernod-Ricard SA   France                375      36
             *Puma AG Rudolf
              Dassler Sport      Germany               550      37
             Reckitt Benckiser
              PLC                United Kingdom      5,960     116
             Shiseido Co., Ltd.  Japan              10,000     130
             Swedish Match AB    Sweden             15,500     122
             Unilever PLC        United Kingdom     14,900     142
             *Wella AG           Germany               675      41
                                                           -------
                Total                                        1,378
                                                           -------

             Energy (1.0%)
             *ENI SPA            Italy               8,230     131
             *IHC Caland NV      Netherlands         2,270     120
             *Precision Drilling
              Corp.              Canada              2,080      67
             Royal Dutch
              Petroleum          Netherlands         2,000      88
             Saipem SPA          Italy              23,500     157
             Suncor Energy, Inc. Canada              5,670      89
             *Technip            France                500      36
             *TGS Nopec
              Geophysical Co.
              ASA                Norway              6,800      53
             Total Fina Elf SA   France                800     114
                                                           -------
                Total                                          855
                                                           -------

             Financials (2.1%)
             Aegon NV            Netherlands         6,825      88
             *Anglo Irish Bank
              Co.                Ireland            23,650     167
             *BNP Paribas SA     France              2,260      92
             Cattles PLC         United Kingdom     10,500      49
             *Converium Holding
              AG                 Switzerland         1,085      53
             *Corporacion
              Mapfre             Spain              15,150     123
             *Danske Bank        Denmark             7,875     130
             *Deutsche Boerse
              AG                 Germany             2,750     110
             *Grupo Financiero
              BBVA Bancomer      Mexico             75,500      57

 Asset Allocation Portfolio



                                                            Market
            Foreign Common                        Shares/    Value
            Stock (12.3%)         Country           Par     (000's)
            -------------------------------------------------------

            Financials continued
            *HSBC Holdings PLC    United Kingdom      6,400 $    70
            ING Groep NV          Netherlands         4,200      71
            *Intrum Justitia AB   Sweden              5,450      25
            *Irish Life &
             Permanent            Ireland             7,810      84
            Lloyds TSB Group
             PLC                  United Kingdom     11,925      86
            Man Group PLC         United Kingdom      8,245     118
            Manulife Financial    Canada              2,520      55
            Muenchener
             Rueckversicherungs-
             Gesellschaft AG      Germany               270      32
            *OTP Bank RT          Hungary            12,775     126
            Royal Bank of
             Canada               Canada              3,020     111
            Royal Bank of
             Scotland
             Group PLC            United Kingdom      4,400     105
            Swiss Reinsurance
             Co.                  Switzerland         1,310      86
                                                            -------
               Total                                          1,838
                                                            -------

            Healthcare (0.7%)
            *Elekta AB --
             Class B              Sweden             10,725     108
            *Nobel Biocare
             Holding AG           Switzerland           850      55
            *Novartis AG          Switzerland         1,790      65
            *Perbio Science AB    Sweden              1,600      18
            *Resmed               Australia           2,700      83
            Synthes Stratec, Inc. Switzerland           100      61
            Takeda Chemical
             Industries           Japan               2,200      92
            *Taro Pharmaceutical
             Industries, Ltd.     Israel              2,875     108
            Teva Pharmaceutical
             Industries Ltd.,
             ADR                  Israel              1,165      45
                                                            -------
               Total                                            635
                                                            -------

            Industry Goods and Services (1.2%)
            *Alfa Laval AB        Sweden              5,900      47
            *Amcor Ltd.           Australia          12,025      57
            Atlas Copco AB --
             A Shares             Sweden              4,330      84
            BAE Systems PLC       United Kingdom     19,885      40
            Group 4 Falck A/S     Denmark             2,600      55
            *Grupo Ferrovial      Spain               5,695     145
            Huhtamaki OYJ         Finland             9,540      96
            *Jarvis PLC           United Kingdom      6,950      31
            *Meggitt PLC          United Kingdom     22,700      64
            *Neopost SA           France              3,410     111
            *Schindler Holdings   Switzerland           400      78
            *Serco Group PLC      United Kingdom     17,500      43

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (12.3%)       Country           Par     (000's)
             -----------------------------------------------------

             Industry Goods and Services continued
             *SGS Societe
              Generale de
              Surveillance
              Holding SA         Switzerland           300 $   90
             Vestas Wind
              Systems A/S        Denmark             2,570     26
             Vinci SA            France              1,670     94
                                                           ------
                Total                                       1,061
                                                           ------

             Technology (0.8%)
             ASM Pacific
              Technology Ltd.    Hong Kong          22,000     42
             *ASML Holding NV    Netherlands         5,975     50
             Canon, Inc.         Japan               2,000     75
             *INFOSYS
              Technologies Ltd.  India                 690     69
             *Logitech
              International-Reg  Switzerland         3,580    108
             Nokia OYJ           Finland             4,350     68
             *Riverdeep Group
              PLC                Ireland            26,250     33
             Royal Philips
              Electronics NV     Netherlands         4,050     71
             Samsung
              Electronics Co.,
              Ltd.               South Korea           300     80
             *Sap AG             Germany               610     48
             Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd.          Taiwan             24,600     30
             *Tandberg ASA       Norway              5,800     33
                                                           ------
                Total                                         707
                                                           ------

             Telecommunication Services (0.3%)
             *KDDI Corp.         Japan                  20     65
             *Orange SA          France             14,280     98
             PT Telekomunikasi
              Indonesia          Indonesia         120,000     52
             *Vodafone Group
              PLC                United Kingdom     47,200     86
                                                           ------
                Total                                         301
                                                           ------

             Transportation (0.6%)
             Brisa-Auto Estradas
              de Portugal SA     Portugal           23,860    132
             *EasyJetPLC         United Kingdom     18,875     83
             Exel PLC            United Kingdom      7,150     79
             Fraport AG          Germany             2,875     51
             Macquarie
              Infrastructure
              Group              Australia          79,900    145
                                                           ------
                Total                                         490
                                                           ------

 Asset Allocation Portfolio



                                                          Market
              Foreign Common Stock                Shares/  Value
              (12.3%)              Country          Par   (000's)
              ---------------------------------------------------

              Utilities (0.4%)
              Centrica PLC         United Kingdom 32,300  $    89
              Italgas S.P.A.       Italy           6,000       82
              National Grid Group
               PLC                 United Kingdom 12,580       92
              *Snam Rete Gas       Italy          11,850       40
              *Suez Lyonnaise des
               Eaux SA             France          2,600       45
                                                          -------
                 Total                                        348
                                                          -------

                  Total Foreign Common Stock
                   (Cost: $11,638)                         10,770
                                                          -------

            Preferred Stock (0.2%)
            --------------------------------------------------------

            Technology (0.2%)
            Cable (0.2%)
            CSC Holdings, Inc. -- Series M                500     47
            CSC Holdings, Inc. -- Series H              1,000     94
                                                              ------
               Total                                             141
                                                              ------

            Telecommunications Wireless: Towers (0.0%)
            **Crown Castle International Corp.              2      0
                                                              ------
               Total                                               0
                                                              ------

            Telecommunications Wireline: CLEC (0.0%)
            **Intermedia Communications, Inc.               2      0
                                                              ------
               Total                                               0
                                                              ------

                Total Technology                                 141
                                                              ------

            Trucking (0.0%)
            **American Commercial Lines LLC               261      2
                                                              ------
               Total Trucking                                      2
                                                              ------

                Total Preferred Stock
                 (Cost: $136)                                    143
                                                              ------

            Warrants (0.0%)
            --------------------------------------------------------

            Telecommunication Services (0.0%)
            IWO Holdings, Inc. 144A                        50      0
                                                              ------
                Total Warrants
                 (Cost: $4)                                        0
                                                              ------

            Investment-Grade Bonds (23.4%)
            --------------------------------------------------------

            Corporate Bonds Domestic (6.6%)
            --------------------------------------------------------

            Beverages, Malt Beverages (0.3%)
            Anheuser-Busch Companies, Inc.,
             7.50%, 3/15/12                       $    23,000     28
            Coca-Cola Enterprises, Inc.,
             5.25%, 5/15/07                           125,000    135
            Coca-Cola Enterprises, Inc.,
             5.375%, 8/15/06                           75,000     81
                                                              ------
               Total                                             244
                                                              ------

            Capital Goods (0.1%)
            Raytheon Co., 7.20%, 8/15/27               75,000     82
                                                              ------
               Total                                              82
                                                              ------

                                                              Market
                                                    Shares/    Value
           Investment-Grade Bonds (23.4%)             Par     (000's)
           ----------------------------------------------------------

           Consumer Cyclical (0.1%)
           Royal Caribbean Cruises Ltd.,
            7.00%, 10/15/07                        $  100,000 $    89
                                                              -------
              Total                                                89
                                                              -------

           Crude Petroleum and Natural Gas (0.5%)
           Occidental Petroleum, 6.75%, 1/15/12       350,000     399
                                                              -------
              Total                                               399
                                                              -------

           Diversified Industrials (0.3%)
           United Technologies Corp.,
            6.10%, 5/15/12                            250,000     280
                                                              -------
              Total                                               280
                                                              -------

           Drilling Oil and Gas Wells (0.4%)
           Transocean, Inc., 7.50%, 4/15/31           300,000     344
                                                              -------
              Total                                               344
                                                              -------

           Electric and Other Services Combined (0.3%)
           Wisconsin Public Service,
            4.875%, 12/1/12                           250,000     253
                                                              -------
              Total                                               253
                                                              -------

           Electrical Equipment and Supplies (0.6%)
           Cooper Industries, Inc., 5.50%, 11/1/09    200,000     208
           Hubbell Inc., 6.375%, 5/15/12              300,000     331
                                                              -------
              Total                                               539
                                                              -------

           Environmental Controls (0.1%)
           Pall Corp., 6.00%, 8/1/12 144A              95,000     102
                                                              -------
              Total                                               102
                                                              -------

           Finance Services (0.6%)
           Credit Suisse First Boston USA Inc.,
            4.625%, 1/15/08                           350,000     354
           General Motors Acceptance Corp.,
            6.875%, 8/28/12                           300,000     296
                                                              -------
              Total                                               650
                                                              -------

           Fire, Marine and Casualty Insurance (0.3%)
           Allstate Corp., 6.125%, 12/15/32           135,000     138
           Progressive Corp., 6.25%, 12/1/32          125,000     128
                                                              -------
              Total                                               266
                                                              -------

           Food Retail (0.3%)
           Delhaize America Inc.,
            8.125%, 4/15/11                           250,000     242
                                                              -------
              Total                                               242
                                                              -------

           Motor Vehicle Parts/Accessories (0.2%)
           TRW, Inc., 7.125%, 6/1/09                   48,000      54
           TRW, Inc., 7.75%, 6/1/29                    72,000      85
                                                              -------
              Total                                               139
                                                              -------

           Motors and Generators (0.1%)
           Emerson Electric Co., 5.75%, 11/1/11        48,000      52
                                                              -------
              Total                                                52
                                                              -------

 Asset Allocation Portfolio



                                                               Market
                                                     Shares/    Value
            Investment-Grade Bonds (23.4%)             Par     (000's)
            ----------------------------------------------------------

            National Commercial Banks (0.3%)
            Bank One Corp., 5.25%, 1/30/13          $  250,000 $   257
                                                               -------
               Total                                               257
                                                               -------

            News Dealers and Newsstands (0.1%)
            News America Holdings,
             7.75%, 12/1/45                            100,000      98
                                                               -------
               Total                                                98
                                                               -------

            Office Machines (0.1%)
            Pitney Bowes Credit Corp.,
             5.75%, 8/15/08                            100,000     111
                                                               -------
               Total                                               111
                                                               -------

            Oil and Gas Field Machinery (0.3%)
            National-Oilwell, Inc.,
             5.65%, 11/15/12 144A                      250,000     253
                                                               -------
               Total                                               253
                                                               -------

            Pharmaceuticals (0.3%)
            Eli Lilly & Company, 7.125%, 6/1/25        210,000     248
                                                               -------
               Total                                               248
                                                               -------

            Plastics Materials and Resins (0.3%)
            Eastman Chemical, 7.00%, 4/15/12           260,000     293
                                                               -------
               Total                                               293
                                                               -------

            Plumbing Fixture Fittings/Trim (0.3%)
            Masco Corp., 4.625%, 8/15/07               125,000     130
            Masco Corp., 6.50%, 8/15/32                125,000     128
                                                               -------
               Total                                               258
                                                               -------

            Retail-Retail Stores (0.4%)
            Limited Brands, 6.125%, 12/1/12            300,000     316
                                                               -------
               Total                                               316
                                                               -------

            Search and Navigation Equipment (0.1%)
            Raytheon Co., 7.00%, 11/1/28               120,000     128
                                                               -------
               Total                                               128
                                                               -------

            Telephone Communications (0.2%)
            Alltel Corp., 7.00%, 7/1/12                120,000     138
                                                               -------
               Total                                               138
                                                               -------

                Total Corporate Bonds Domestic                   5,781
                                                               -------

            Government (Domestic and Foreign) and Agency Bonds (16.8%)
            ----------------------------------------------------------

            Federal Government and Agencies (16.8%)
            Government National Mortgage
             Association TBA, 5.50%, 12/1/25           150,000     151
            Housing & Urban Development,
             6.08%, 8/1/13                             100,000     113
            US Treasury, 2.125%, 10/31/04              550,000     556
            US Treasury, 2.875%, 6/30/04               150,000     153
            US Treasury, 3.00%, 1/31/04                165,000     168
            US Treasury, 3.00%, 11/15/07               800,000     810
            US Treasury, 3.25%, 8/15/07                189,000     194
            US Treasury, 3.50%, 11/15/06             4,129,000   4,296

                                                             Market
                                                   Shares/    Value
           Investment-Grade Bonds (23.4%)            Par     (000's)
           ---------------------------------------------------------

           Federal Government and Agencies continued
           US Treasury, 3.875%, 7/31/03           $1,325,000 $ 1,344
           US Treasury, 4.375%, 5/15/07              427,000     459
           US Treasury, 4.625%, 5/15/06              153,000     165
           US Treasury, 5.375%, 2/15/31              215,000     234
           US Treasury, 5.50%, 5/15/09             1,000,000   1,135
           US Treasury, 6.125%, 8/15/07              550,000     632
           US Treasury, 6.50%, 8/15/05             1,000,000   1,119
           US Treasury, 6.50%, 5/15/05             2,370,000   2,630
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                          223,129     242
           US Treasury Stripped, 0.00%, 5/15/30      870,000     211
                                                             -------
               Total Government (Domestic and Foreign)
                and Agency Bonds                              14,612
                                                             -------

               Total Investment-Grade Bonds
                (Cost: $19,607)                               20,393
                                                             -------

           Below Investment-Grade Bonds (9.4%)
           ---------------------------------------------------------

           Basic Materials (0.2%)
           Chemicals (0.1%)
           Lyondell Chemical Co.,
            11,125%, 7/15/12                          50,000      49
                                                             -------
              Total                                               49
                                                             -------

           Metals and Mining (0.0%)
           UCAR Finance, Inc.,
            10.25%, 2/15/12                          100,000      79
                                                             -------
              Total                                               79
                                                             -------

           Paper (0.1%)
           Appleton Papers, Inc.,
            12.50%, 12/15/08                          50,000      55
                                                             -------
              Total                                               55
                                                             -------

               Total Basic Materials                             183
                                                             -------

           Cable and Other Pay Television Services (0.0%)
           Charter Communications Holdings,
            10.75%, 10/1/09                           25,000      11
                                                             -------
               Total Cable and Other Pay Television
                Services                                          11
                                                             -------

           Capital Goods (0.8%)
           Aerospace (0.1%)
           K & F Industries Inc.,
            9.625%, 12/15/10 144A                     50,000      51
                                                             -------
              Total                                               51
                                                             -------

           Building and Construction (0.4%)
           Brickman Group Ltd.,
            11.75%, 12/15/09 144A                    100,000     104
           H & E Equipment/Finance,
            11.125%, 6/15/12 144A                    100,000      75
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                            50,000      46
           Integrated Electrical Services, Inc.,
            Series B, 9.375%, 2/1/09                  50,000      46
           United Rentals, Inc., 10.375%, 4/15/08    100,000     100
                                                             -------
              Total                                              371
                                                             -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Below Investment-Grade Bonds (9.4%)        Par     (000's)
           ----------------------------------------------------------

           Industrial Equipment (0.3%)
           Perkinelmer, Inc.,
            8.875%, 1/15/13 144A                   $   50,000 $    49
           Rexnord Corp.,
            10.125%, 12/15/12 144A                    100,000     103
           Tyco International Group,
            6.375%, 2/15/06                            50,000      49
           Tyco International Group S.A.,
            6.375%, 6/15/05                            25,000      24
           Tyco International Group SA,
            6.375%, 10/15/11                           25,000      23
                                                              -------
              Total                                               248
                                                              -------

               Total Capital Goods                                670
                                                              -------

           Chemicals and Allied Products (0.1%)
           Lyondell Chemical Co.,
            9.50%, 12/15/08 144A                       75,000      70
                                                              -------
              Total Chemicals and Allied Products                  70
                                                              -------

           Construction and Building Materials (0.0%)
           United Rentals, Inc.,
            10.75%, 4/15/08 144A                       25,000      25
                                                              -------
              Total Construction and Building Materials            25
                                                              -------

           Consumer Cyclical (2.6%)
           Apparel, Textile (0.1%)
           Levi Strauss & Co., 11.625%, 1/15/08        75,000      73
           Tommy Hilfiger USA, Inc.,
            6.85%, 6/1/08                              50,000      47
                                                              -------
              Total                                               120
                                                              -------

           Auto Related (0.2%)
           Avis Group Holdings, Inc.,
            11.00%, 5/1/09                             50,000      55
           Collins & Aikman Products, Inc.,
            11.50%, 4/15/06                            50,000      42
           Trimas Corp., 9.875%, 6/15/12 144A         100,000      99
                                                              -------
              Total                                               196
                                                              -------

           Home Construction (0.2%)
           Beazer Homes USA, 8.875%, 4/1/08            50,000      52
           K. Hovanian Enterprises,
            10.50%, 10/1/07                            50,000      54
           Schuler Homes, 9.375%, 7/15/09              50,000      51
           Tech Olympic USA, Inc.,
            9.00%, 7/1/10 144A                         50,000      49
                                                              -------
              Total                                               206
                                                              -------

           Household Appliances (0.1%)
           Rent-A-Center Inc., 11.00%, 8/15/08         50,000      54
                                                              -------
              Total                                                54
                                                              -------

           Leisure Related (0.2%)
           Bally Total Fitness Holdings, Series D,
            9.875%, 10/15/07                           75,000      65
           Premier Parks, Inc., 9.50%, 2/1/09         100,000      97
                                                              -------
              Total                                               162
                                                              -------

                                                             Market
                                                   Shares/    Value
           Below Investment-Grade Bonds (9.4%)       Par     (000's)
           ---------------------------------------------------------

           Lodging / Resorts (0.6%)
           Corrections Corporation of America,
            9.875%, 5/1/09 144A                   $   75,000 $    80
           Felcor Lodging LP, 9.50%, 9/15/08         100,000     101
           Hilton Hotels Corp., 7.625%, 12/1/12      100,000     101
           John Q. Hammons, 8.875%, 5/15/12          100,000     100
           Meristar Hospitality Finance Corp.,
            9.00%, 1/15/08                            50,000      44

           Lodging / Resorts continued
           Meristar Hospitality Finance Corp.,
            9.125%, 1/15/11                           50,000      44
           RFS Partnership LP, 9.75%, 3/1/12          25,000      26
                                                             -------
              Total                                              496
                                                             -------

           Printing and Publishing (0.6%)
           American Achievement Corp.,
            11.625%, 1/1/07                          100,000     105
           DEX Media East LLC,
            9.875%, 11/15/09 144A                     50,000      54
           Mail-Well Corp., 9.625%, 3/15/12           75,000      67
           RH Donnelley Fin Corp.,
            10.875%, 12/15/12 144A                   100,000     108
           Vertis Inc., 10.875%, 6/15/09             100,000     103
           Von Hoffman Corp., 10.25%, 3/15/09        100,000      94
                                                             -------
              Total                                              531
                                                             -------

           Retail -- General (0.6%)
           Asbury Automotive Group, Inc.,
            9.00%, 6/15/12                            50,000      44
           Autonation, Inc., 9.00%, 8/1/08            25,000      25
           Buhrmann U.S., Inc., 12.25%, 11/1/09       75,000      70
           CSK Auto, Inc, 12.00%, 6/15/06             50,000      54
           The Gap, Inc., 8.15%, 12/15/05            100,000     105
           Hollywood Entertainment Inc.,
            9.625%, 3/15/11                           50,000      51
           Saks, Inc., 8.25%, 11/15/08                50,000      50
           Sonic Automotive, Inc., 11.00%, 8/1/08     50,000      51
           United Auto Group, Inc.
            9.625%, 3/15/12 144A                      50,000      49
                                                             -------
              Total                                              499
                                                             -------

               Total Consumer Cyclical                         2,264
                                                             -------

           Consumer Staples (2.5%)
           Containers (0.3%)
           Applied Extrusion Tech., Inc.,
            10.75%, 7/1/11                            25,000      16
           BWAY Corp., 10.00%, 10/15/10 144A         100,000     104
           Owens-Brockway Glass Container,
            Inc., 8.75%, 11/15/12 144A               125,000     127
                                                             -------
              Total                                              247
                                                             -------

           Food Service (0.1%)
           Buffets, Inc., 11.25%, 7/15/10 144A        50,000      47
           Sbarro, Inc., 11.00%, 9/15/09              75,000      70
                                                             -------
              Total                                              117
                                                             -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Below Investment-Grade Bonds (9.4%)        Par     (000's)
           ----------------------------------------------------------

           Foods (0.1%)
           Corn Products International, Inc.,
            8.25%, 7/15/07                         $   50,000 $    51
           Swift & Co., 10.125%, 10/1/09 144A          50,000      47
                                                              -------
              Total                                                98
                                                              -------

           Gaming (1.4%)
           Aztar Corp., 8.875%, 5/15/07                25,000      26
           Choctaw Resort Development,
            9.25%, 4/1/09                             100,000     105
           Chumash Casino & Resort, 9.00%,
            7/15/10 144A                              100,000     105
           Herbst Gaming, Inc., 10.75% 9/1/08         100,000     105
           Hollywood Casino Shreveport,
            13.00%, 8/1/06                             50,000      50
           Jacobs Entertainment, Inc.
            11.875%, 02/01/09                         100,000     104
           Majestic Investment Holdings, Inc.,
            11.653%, 11/30/07                          50,000      46
           The Majestic Star Casino LLC,
            10.875%, 7/1/06                           100,000     102
           Park Place Entertainment Corporation,
            9.375%, 2/15/07                            25,000      27
           Resort International Hotel/Casino,
            11.50%, 3/15/09                            75,000      68
           Riviera Holdings Corp.,
            11.00%, 6/15/10                           100,000      90
           Venetian Casino Resort LLC,
            11.00%, 6/15/10 144A                      100,000     105
           Wheeling Island Gaming,
            10.125%, 12/15/09                          75,000      77
           Wynn Las Vegas Corp.,
            12.00%, 11/1/10                           125,000     125
                                                              -------
              Total                                             1,135
                                                              -------

           Healthcare (0.5%)
           AmerisourceBergen Corp.,
            7.25%, 11/15/12 144A                       75,000      77
           HEALTHSOUTH Corp., 8.50%, 2/1/08           100,000      86
           InSight Health Services Corp.,
            9.875%, 11/1/11                           100,000      96
           Pacificare Health Systems, Inc.,
            10.75%, 6/1/09                             50,000      54
           Rotech Healthcare Inc.,
            9.50%, 4/1/12 144A                        100,000     100
           Ventas Realty, 9.00%, 5/1/12                50,000      52
                                                              -------
              Total                                               465
                                                              -------

           Retail - Food (0.1%)
           Fleming Companies, Inc.,
            10.125%, 4/1/08                            50,000      43
           Great Atlantic & Pacific Tea Co., Inc.,
            7.75%, 4/15/07                            100,000      72
                                                              -------
              Total                                               115
                                                              -------

                                                             Market
                                                   Shares/    Value
            Below Investment-Grade Bonds (9.4%)      Par     (000's)
            --------------------------------------------------------

            Soaps and Toiletries (0.0%)
            Elizabeth Arden, Inc., 11.75%, 2/1/11 $   25,000 $    26
                                                             -------
               Total                                              26
                                                             -------

                Total Consumer Staples                         2,203
                                                             -------

            Energy (0.4%)
            Oil and Gas Independent (0.1%)
            PDVSA Finance, Ltd., 1999-I,
             9.75%, 2/15/10                           50,000      45
                                                             -------
               Total                                              45
                                                             -------

            Oil and Gas Integrated (0.1%)
            Compton Petroleum Corp.,
             9.90%, 5/15/09                           50,000      52
                                                             -------
               Total                                              52
                                                             -------

            Oil Field Services (0.2%)
            BRL Universal Equipment,
             8.875%, 2/15/08                          50,000      52
            Grant Prideco Escrow,
             9.00%, 12/15/09 144A                    100,000     103
            Hanover Equipment Trust,
             8.75%, 9/1/11 144A                      100,000      97
                                                             -------
               Total                                             252
                                                             -------

            Refining (0.0%)
            Tesoro Petroleum Corp.,
             9.625%, 11/1/08                          25,000      17
                                                             -------
               Total                                              17
                                                             -------

                Total Energy                                     366
                                                             -------

            Finance (0.3%)
            Banks (0.1%)
            Western Financial Bank-FSB,
             9.625%, 5/15/12                          50,000      49
                                                             -------
               Total                                              49
                                                             -------

            Finance Companies (0.1%)
            AmeriCredit Corp., 9.875%, 4/15/06        25,000      21
            Americredit Corp., 9.25%, 5/1/09 144A     50,000      39
            IOS Capital, Inc., 9.75%, 6/15/04         50,000      51
            Metris Companies, Inc.,
             10.125%, 7/15/06                         50,000      28
                                                             -------
               Total                                             139
                                                             -------

            Financial Services (0.1%)
            Labranche & Company, Inc.,
             12.00%, 3/2/07                           50,000      55
                                                             -------
               Total                                              55
                                                             -------

                Total Finance                                    243
                                                             -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Below Investment-Grade Bonds (9.4%)        Par     (000's)
           ----------------------------------------------------------

           Miscellaneous (0.3%)
           CB Richards Ellis Services, Inc.,
            11.25%, 6/15/11                        $   75,000 $    69
           Crescent Real Estate Equities,
            7.50%, 9/15/07                            100,000      97
           Istar Financial, Inc., 8.75%, 8/15/08       50,000      53
                                                              -------
              Total Miscellaneous                                 219
                                                              -------

           Professional Services (0.1%)
           Kindercare Learning Centers,
            9.50%, 2/15/09                             90,000      87
                                                              -------
              Total Professional Services                          87
                                                              -------

           Real Estate (0.1%)
           LNR Property Corp., 10.50%, 1/15/09        100,000     101
                                                              -------

               Total Real Estate                                  101
                                                              -------

           Technology (1.2%)
           Cable (0.3%)
           Charter Communications Holdings
            LLC, 9.625%, 11/15/09                      75,000      33
           Echostar DBS Corp., 10.375%, 10/1/07       100,000     107
           Insight Midwest, 9.75%, 10/01/09
            144A                                       50,000      48
           Rogers Communications, Inc.,
            8.875%, 7/15/07                            50,000      48
           ++Telewest Communications PLC,
            9.875%, 2/1/10                             50,000       9
                                                              -------
              Total                                               245
                                                              -------

           Electronics (0.1%)
           Amkor Technology, Inc.,
            5.00%, 3/15/07                             25,000      12
           Sanmina-Sci Corporation,
            10.375%, 1/15/10 144A                      50,000      51
           Solectron Corp., 9.625%, 2/15/09            50,000      49
                                                              -------
              Total                                               112
                                                              -------

           Office Equipment (0.1%)
           Xerox Corp., 7.15%, 8/01/04                 50,000      48
                                                              -------
              Total                                                48
                                                              -------

           Telecommunications Wireless: Cellular/PCS (0.6%)
           Alamosa Delaware, Inc.,
            12.50%, 2/1/11                             25,000       8
           Alamosa Delaware, Inc.,
            13.625%, 08/15/11                          37,500      12
           +Alamosa PCS Holdings, Inc.,
            12.875%, 2/15/10                          226,000      41
           Dobson Communications Corp.,
            10.875%, 7/1/10                            50,000      42
           !Nextel Communications, Inc.,
            10.65%, 9/15/07                            85,000      81
           Nextel Partners, Inc., 12.50%, 11/15/09     75,000      68
           Qwest Services Corp.,
            12/15/10, 13.50% 144A                      48,000      50
           Rogers Cantel, Inc., 8.30%, 10/1/07         75,000      66
           Rogers Cantel, Inc., 9.75%, 6/1/16          50,000      45

                                                            Market
                                                  Shares/    Value
            Below Investment-Grade Bonds (9.4%)     Par     (000's)
            -------------------------------------------------------

            Telecommunications Wireless: Cellular/PCS continued
            +Triton PCS, Inc., 11.00%, 5/1/08    $  100,000 $    83
            TSI Telecommunications Service,
             12.75%, 2/1/09                         100,000      89
            +US Unwired, Inc., 13.375%, 11/1/09     125,000       8
                                                            -------
               Total                                            593
                                                            -------

            Telecommunications Wireless: Towers (0.1%)
            +Crown Castle International Corp.,
             10.625%, 11/15/07                       50,000      45
                                                            -------
               Total                                             45
                                                            -------

                Total Technology                              1,043
                                                            -------

            Transport Services (0.4%)
            Railroads (0.1%)
            Railamerica Transportation Corp.,
             12.875%, 8/15/10                        50,000      50
            TFM SA DE CV,
             12.50%, 6/15/12 144A                    50,000      51
                                                            -------
               Total                                            101
                                                            -------

            Trucking and Shipping (0.3%)
            American Commercial LLC,
             11.25%, 1/1/08                          29,794      10
            CP Ships Ltd., 10.375%, 7/15/12          50,000      53
            International Shipbuilding Corp.,
             7.75%, 10/15/07                         35,000      28
            North American Van Lines,
             13.375%, 12/1/09                       100,000      97
            Stena AB, 9.625%, 12/1/12 144A          100,000     102
                                                            -------
               Total                                            290
                                                            -------

                Total Transport Services                        391
                                                            -------

            Utilities (0.4%)
            Utility -- Electric (0.3%)
            Calpine Canada Energy, 8.50%, 5/1/08     25,000      11
            Calpine Corp., 8.625%, 8/15/10           50,000      21
            Calpine Corp., 8.75%, 7/15/07            50,000      22
            Edison Mission Energy,
             10.00%, 8/15/08                        100,000      48
            Orion Power Holdings, Inc.,
             12.00%, 5/1/10                         100,000      72
            ++PG&E National Energy Group, Inc.,
             10.375%, 5/16/11                        50,000      19
            Western Resources, 9.75%, 5/1/07         50,000      46
                                                            -------
               Total                                            239
                                                            -------

            Utility -- Garbage Disposal (0.1%)
            Allied Waste North America, Inc.,
             8.50%, 12/1/08                         100,000     100
                                                            -------
               Total                                            100
                                                            -------

                Total Utilities                                 339
                                                            -------

                Total Below Investment-Grade Bonds
                 (Cost: $8,424)                               8,215
                                                            -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Money Market Investments (19.9%)           Par     (000's)
           ----------------------------------------------------------

           Federal and Federally-Sponsored Credit (3.6%)
           #Federal Home Loan Mortgage
            Corporation, 1.10%, 1/8/03             $3,100,000 $ 3,099
                                                              -------
               Total Federal and Federally-Sponsored Credit     3,099
                                                              -------

           Federal Government and Agencies (16.3%)
           Federal Home Loan Bank, 1.24%, 3/7/03    1,000,000     998
           #Federal National Mortgage Association,
            1.26%, 1/27/03                          8,600,000   8,593
           Federal National Mortgage Association,
            1.28%, 1/22/03                          4,700,000   4,696
                                                              -------
              Total Federal Government and Agencies            14,287
                                                              -------

              Total Money Market Investments
               (Cost: $17,386)                                 17,386
                                                              -------

               Total Investments (99.8%)
                (Cost $90,792)`                                87,061
                                                              -------

              Other Assets, Less Liabilities (0.2%)               199
                                                              -------

               Total Net Assets (100.0%)                      $87,260
                                                              -------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $91,184 and the net unrealized depreciation of investments based on that cost was $4,123 which is comprised of $2,275 aggregate gross unrealized appreciation and $6,398 aggregate gross unrealized depreciation.

 ADR -- American Depository Receipt
 144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

* Non-Income Producing

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

**PIK -- Payment In Kind

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                        Unrealized
                                                      Appreciation/
                                 Number of Expiration (Depreciation)
           Issuer (000's)        Contracts    Date       (000's)
           ---------------------------------------------------------
           S & P 500 INDEX
            FUTURES                 40        3/03          $(247)
           (Total Notional Value
            at 12/31/02 $9,037)
           US TEN YEAR
            TREASURY NOTE            3        3/03         $(7)
           (Total Notional Value
            at 12/31/02 $339)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Balanced Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                           Market
                                                Shares/     Value
           Corporate Bonds (11.6%)                Par      (000's)
           ---------------------------------------------------------

           Aerospace -- Defense (0.7%)
           Lockheed Martin Corp.,
            8.20%, 12/1/09                    $ 7,450,000 $    9,207
           Raytheon Co., 7.20%, 8/15/27         8,705,000      9,515
                                                          ----------
              Total                                           18,722
                                                          ----------

           Auto Related (0.4%)
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                      9,750,000     10,594
                                                          ----------
              Total                                           10,594
                                                          ----------

           Beverages, Malt Beverages (1.3%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                      4,800,000      5,154
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                        910,000      1,121
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                      8,975,000      9,649
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                     4,175,000      4,525
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                     10,000,000     10,971
                                                          ----------
              Total                                           31,420
                                                          ----------

           Broad Woven Fabric Mills, Manmade (0.0%)
           ++Polysindo International Finance,
            11.375%, 6/15/06                    6,500,000        455
                                                          ----------
              Total                                              455
                                                          ----------

           Commercial Banks (0.4%)
           ++Banco Montevideo, 8.40%,
            4/30/08 144A                        6,250,000      1,125
           Bank of America Corp.,
            7.40%, 1/15/11                      2,668,000      3,143
           Wells Fargo Bank, 6.45%, 2/1/11      4,850,000      5,444
                                                          ----------
              Total                                            9,712
                                                          ----------

           Crude Petroleum and Natural Gas (0.7%)
           Occidental Petroleum, 6.75%,
            1/15/12                            11,017,000     12,549
           Occidental Petroleum, 8.45%,
            2/15/29                             4,751,000      6,095
                                                          ----------
              Total                                           18,644
                                                          ----------

           Diversified Industrials (0.3%)
           United Technologies Corp.,
            6.10%, 5/15/12                      7,840,000      8,766
                                                          ----------
              Total                                            8,766
                                                          ----------

           Drilling Oil and Gas Wells (0.3%)
           Transocean, Inc., 7.50%, 4/15/31     5,844,000      6,704
                                                          ----------
              Total                                            6,704
                                                          ----------

                                                           Market
                                                Shares/     Value
           Corporate Bonds (11.6%)                Par      (000's)
           ---------------------------------------------------------

           Electric and Other Services Combined (0.1%)
           Wisconsin Public Service,
            4.875%, 12/1/12                   $ 3,250,000 $    3,292
                                                          ----------
              Total                                            3,292
                                                          ----------

           Electric Services (1.2%)
           Atlantic City Electric,
            6.625%, 8/1/13                      4,000,000      4,395
           Exelon Generation Co. LLC,
            6.95%, 6/15/11                     11,787,000     12,743
           Public Service Electric & Gas Co.,
            6.875%, 1/1/03                      9,000,000      9,000
           South Carolina Electric & Gas,
            6.125%, 3/1/09                      3,000,000      3,341
                                                          ----------
              Total                                           29,479
                                                          ----------

           Electrical Equipment and Supplies (0.2%)
           Cooper Industries, Inc.,
            5.50%, 11/1/09                      5,100,000      5,315
                                                          ----------
              Total                                            5,315
                                                          ----------

           Enviromental Controls (0.1%)
           Pall Corp., 6.00%, 8/1/12 144A       2,500,000      2,673
                                                          ----------
              Total                                            2,673
                                                          ----------

           Finance Services (0.8%)
           Credit Suisse First Boston USA,
            Inc., 4.625%, 1/15/08               8,050,000      8,160
           General Motors Acceptance Corp.,
            6.875%, 8/28/12                    11,900,000     11,730
                                                          ----------
              Total                                           19,890
                                                          ----------

           Fire, Marine and Casualty Insurance (0.4%)
           Allstate Corp., 6.125%, 12/15/32     2,520,000      2,567
           Progressive Corp., 6.25%, 12/1/32    8,475,000      8,695
                                                          ----------
              Total                                           11,262
                                                          ----------

           Food Retailers (0.3%)
           Delhaize America Inc.,
            8.125%, 4/15/11                     8,000,000      7,740
                                                          ----------
              Total                                            7,740
                                                          ----------

           Foreign Government Bonds (0.3%)
           Province of Quebec, 6.50%,
            1/17/06                             7,500,000      8,312
                                                          ----------
              Total                                            8,312
                                                          ----------

           Grocery Stores (0.2%)
           The Kroger Co., 7.50%, 4/1/31        5,000,000      5,593
                                                          ----------
              Total                                            5,593
                                                          ----------

           Metal Mining (0.1%)
           Rio Tinto Finance, Ltd., 5.75%,
            7/3/06                              2,500,000      2,731
                                                          ----------
              Total                                            2,731
                                                          ----------

 Balanced Portfolio


                                                           Market
                                                Shares/     Value
            Corporate Bonds (11.6%)               Par      (000's)
            --------------------------------------------------------

            Motor Vehicle Parts Accessories (0.4%)
            TRW, Inc., 7.125%, 6/1/09         $ 3,047,000 $    3,407
            TRW, Inc., 7.75%, 6/1/29            6,591,000      7,774
                                                          ----------
               Total                                          11,181
                                                          ----------

            Motors and Generators (0.1%)
            Emerson Electric Co., 5.75%,
             11/1/11                            1,918,000      2,060
                                                          ----------
               Total                                           2,060
                                                          ----------

            National Commercial Banks (0.2%)
            Bank One Corp., 5.25%, 1/30/13      5,000,000      5,147
                                                          ----------
               Total                                           5,147
                                                          ----------

            News Dealers and Newsstands (0.1%)
            News America Holdings,
             7.75%, 12/1/45                     3,050,000      2,997
                                                          ----------
               Total                                           2,997
                                                          ----------

            Office Machines (0.2%)
            Pitney Bowes Credit Corp.,
             5.75%, 8/15/08                     5,000,000      5,534
                                                          ----------
               Total                                           5,534
                                                          ----------

            Oil and Gas Extraction (0.2%)
            Chevron Corp., 6.625%, 10/1/04      4,750,000      5,113
                                                          ----------
               Total                                           5,113
                                                          ----------

            Oil and Gas Field Machinery (0.2%)
            National-Oilwell, Inc.,
             5.65%, 11/15/12 144A               4,750,000      4,803
                                                          ----------
               Total                                           4,803
                                                          ----------

            Pharmaceuticals (1.3%)
            Eli Lilly & Co., 5.50%, 7/15/06     4,800,000      5,184
            Eli Lilly & Co., 7.125%, 6/1/25     5,180,000      6,114
            Johnson & Johnson, 6.625%,
             9/1/09                             2,800,000      3,264
            Merck & Co., Inc., 5.95%, 12/1/28   3,774,000      3,991
            Pfizer, Inc., 5.625%, 2/1/06       11,300,000     12,338
                                                          ----------
               Total                                          30,891
                                                          ----------

            Plastics Materials and Resins (0.3%)
            Eastman Chemical, 7.00%, 4/15/12    6,580,000      7,427
                                                          ----------
               Total                                           7,427
                                                          ----------

            Plumbing Fixture Fittings/Trim (0.1%)
            Masco Corp., 4.625%, 8/15/07          750,000        774
            Masco Corp., 6.50%, 8/15/32         1,250,000      1,285
                                                          ----------
               Total                                           2,059
                                                          ----------

            Retail -- Retail Stores (0.3%)
            Limited Brands, 6.125%, 12/1/12     6,900,000      7,263
                                                          ----------
               Total                                           7,263
                                                          ----------

            Search and Navigation Equipment (0.1%)
            Raytheon Co., 6.75%, 3/15/18        1,648,000      1,727
                                                          ----------
               Total                                           1,727
                                                          ----------

                                                             Market
                                               Shares/        Value
             Corporate Bonds (11.6%)             Par         (000's)
             ----------------------------------------------------------

             Telephone Communications (0.3%)
             Alltel Corp., 7.00%, 7/1/12     $  2,160,000   $    2,489
             Alltel Corp., 7.875%, 7/1/32       4,875,000        5,982
                                                            ----------
                Total                                            8,471
                                                            ----------

                 Total Corporate Bonds
                  (Cost: $284,627)                             295,977
                                                            ----------

             Government (Domestic and Foreign) and Agency Bonds (28.3%)
             ----------------------------------------------------------

             Federal Government and Agencies (28.3%)
             Aid-Israel, 0.00%, 11/15/22       11,600,000        3,767
             Aid-Israel, 0.00%, 11/15/23       11,500,000        3,508
             Federal Home Loan Bank,
              5.54%, 1/8/09                     5,000,000        5,556
             Federal Home Loan Mortgage
              Corporation, 6.50%, 4/1/11        5,413,505        5,748
             Federal Home Loan Mortgage
              Corporation, 7.00%, 3/15/07       2,170,929        2,241
             Federal Home Loan Mortgage
              Corporation, 7.50%, 10/1/27       3,890,402        4,159
             Federal National Mortgage
              Association, 5.97%, 10/1/08       1,662,760        1,825
             Federal National Mortgage
              Association, 6.24%, 2/1/06        4,639,725        5,021
             Federal National Mortgage
              Association, 6.265%, 10/1/08      5,458,292        6,072
             Federal National Mortgage
              Association, 6.315%, 3/1/06       4,903,013        5,324
             Federal National Mortgage
              Association, 6.34%, 2/1/08        3,925,255        4,361
             Federal National Mortgage
              Association, 6.43%, 6/1/08        6,920,635        7,730
             Federal National Mortgage
              Association, 6.75%, 11/1/07       2,953,722        3,327
             Federal National Mortgage
              Association, 6.75%, 4/25/18       4,661,753        4,976
             Federal National Mortgage
              Association, 6.75%, 12/25/23      6,500,000        6,781
             Federal National Mortgage
              Association, 6.835%, 7/1/03       1,960,881        1,965
             Federal National Mortgage
              Association, 6.895%, 5/1/06       5,758,273        6,356
             Federal National Mortgage
              Association, 6.90%, 4/1/06        2,322,728        2,560
             Federal National Mortgage
              Association, 7.00%, 6/1/03          551,124          560
             Federal National Mortgage
              Association, 7.00%, 6/25/10       1,080,100        1,078
             Federal National Mortgage
              Association, 7.00%, 4/1/26        4,963,174        5,250
             Federal National Mortgage
              Association, 7.025%, 9/1/05       1,845,033        2,009
             Federal National Mortgage
              Association, 7.25%, 5/1/04        1,501,550        1,569
             Federal National Mortgage
              Association, 8.40%, 2/25/09         966,350          966

 Balanced Portfolio


             Government (Domestic and                    Market
             Foreign) and Agency Bonds       Shares/      Value
             (28.3%)                           Par       (000's)
             -----------------------------------------------------

             Federal Government and Agencies continued
             Federal National Mortgage
              Association, 11.00%, 12/1/12 $     34,223 $       40
             Federal National Mortgage
              Association, 11.00%, 9/1/17       237,506        281
             Federal National Mortgage
              Association, 11.00%, 12/1/17       25,249         30
             Federal National Mortgage
              Association, 11.00%, 2/1/18       112,807        134
             Federal National Mortgage
              Association, 11.50%, 4/1/18       173,177        208
             Federal National Mortgage
              Association, 12.00%, 9/1/12       342,847        409
             Federal National Mortgage
              Association, 12.00%, 12/1/12       80,253         96
             Federal National Mortgage
              Association, 12.00%, 9/1/17       100,643        122
             Federal National Mortgage
              Association, 12.00%, 10/1/17       73,964         90
             Federal National Mortgage
              Association, 12.00%, 12/1/17       84,571        103
             Federal National Mortgage
              Association, 12.00%, 2/1/18       122,197        148
             Federal National Mortgage
              Association, 12.50%, 4/1/18        71,826         88
             Federal National Mortgage
              Association, 13.00%, 11/1/12       60,792         74
             Federal National Mortgage
              Association, 13.00%, 11/1/17       62,609         77
             Federal National Mortgage
              Association, 13.00%, 12/1/17       65,732         81
             Federal National Mortgage
              Association, 13.00%, 2/1/18       140,725        174
             Federal National Mortgage
              Association, 14.00%, 12/1/17       32,641         41
             Government National Mortgage
              Association, 5.50%, 1/15/32       967,638        995
             Government National Mortgage
              Association, 5.50%, 2/15/32     7,024,162      7,220
             Government National Mortgage
              Association, 5.50%, 9/15/32       243,855        251
             Government National Mortgage
              Association, 7.00%, 5/15/23     3,606,366      3,850
             Government National Mortgage
              Association, 7.00%, 6/15/23       340,038        363
             Government National Mortgage
              Association, 7.00%, 7/15/23       422,002        451
             Government National Mortgage
              Association, 7.00%, 8/15/23         6,562          7
             Government National Mortgage
              Association, 7.00%, 9/15/23       161,956        173
             Government National Mortgage
              Association, 7.00%, 10/15/23      148,758        159
             Government National Mortgage
              Association, 7.00%, 11/15/23      736,475        786
             Government National Mortgage
              Association, 7.00%, 12/15/27      174,249        185

             Government (Domestic and                    Market
             Foreign) and Agency Bonds       Shares/      Value
             (28.3%)                           Par       (000's)
             -----------------------------------------------------

             Federal Government and Agencies continued
             Government National Mortgage
              Association, 7.00%, 1/15/28  $    221,293 $      235
             Government National Mortgage
              Association, 7.00%, 2/15/28        49,997         53
             Government National Mortgage
              Association, 7.00%, 3/15/28        53,450         57
             Government National Mortgage
              Association, 7.00%, 4/15/28       331,515        352
             Government National Mortgage
              Association, 7.00%, 5/15/28       472,319        502
             Government National Mortgage
              Association, 7.00%, 6/15/28     1,347,094      1,429
             Government National Mortgage
              Association, 7.00%, 7/15/28     1,928,235      2,048
             Government National Mortgage
              Association, 7.50%, 1/15/23       263,626        284
             Government National Mortgage
              Association, 7.50%, 6/15/23       142,271        153
             Government National Mortgage
              Association, 7.50%, 6/15/24         2,872          3
             Government National Mortgage
              Association, 7.50%, 7/15/24       117,817        126
             Government National Mortgage
              Association, 7.50%, 8/15/25         5,109          5
             Government National Mortgage
              Association, 7.50%, 9/15/25        67,300         72
             Government National Mortgage
              Association, 7.50%, 11/15/25        2,203          2
             Government National Mortgage
              Association, 7.50%, 12/15/25      153,010        164
             Government National Mortgage
              Association, 7.50%, 1/15/26         5,369          6
             Government National Mortgage
              Association, 7.50%, 3/15/26       218,553        234
             Government National Mortgage
              Association, 7.50%, 6/15/26       230,598        247
             Government National Mortgage
              Association, 7.50%, 9/15/26         4,294          5
             Government National Mortgage
              Association, 7.50%, 10/15/26       26,720         29
             Government National Mortgage
              Association, 7.50%, 12/15/26      309,303        331
             Government National Mortgage
              Association, 7.50%, 1/15/27        10,199         11
             Government National Mortgage
              Association, 7.50%, 2/15/27       144,645        155
             Government National Mortgage
              Association, 7.50%, 3/15/27        13,027         14
             Government National Mortgage
              Association, 7.50%, 4/15/27       508,878        544
             Government National Mortgage
              Association, 7.50%, 5/15/27       179,000        191
             Government National Mortgage
              Association, 7.50%, 7/15/27       141,036        151
             Government National Mortgage
              Association, 7.50%, 12/15/27       29,900         32

 Balanced Portfolio


             Government (Domestic and                    Market
             Foreign) and Agency Bonds       Shares/      Value
             (28.3%)                           Par       (000's)
             -----------------------------------------------------

             Federal Government and Agencies continued
             Government National Mortgage
              Association, 7.50%, 7/15/28  $     75,557 $       81
             Government National Mortgage
              Association, 8.00%, 7/15/27        66,022         72
             Government National Mortgage
              Association, 8.00%, 9/15/24       138,964        152
             Government National Mortgage
              Association, 8.00%, 5/15/26       173,666        189
             Government National Mortgage
              Association, 8.00%, 6/15/26       154,061        168
             Government National Mortgage
              Association, 8.00%, 7/15/26       222,983        242
             Government National Mortgage
              Association, 8.00%, 8/15/26        77,780         85
             Government National Mortgage
              Association, 8.00%, 9/15/26       137,943        150
             Government National Mortgage
              Association, 8.00%, 10/15/26      281,786        307
             Government National Mortgage
              Association, 8.00%, 11/15/26       68,403         75
             Government National Mortgage
              Association, 8.00%, 12/15/26      104,945        114
             Government National Mortgage
              Association, 8.00%, 4/15/27       279,025        304
             Government National Mortgage
              Association, 8.00%, 6/15/27        59,413         65
             Government National Mortgage
              Association, 8.00%, 7/20/28       627,889        676
             Government National Mortgage
              Association, 8.50%, 5/15/22         1,389          2
             Government National Mortgage
              Association, 8.50%, 9/15/22         1,954          2
             Government National Mortgage
              Association, 8.50%, 10/15/22        8,843          9
             Government National Mortgage
              Association, 8.50%, 12/15/22        6,106          7
             Government National Mortgage
              Association, 8.50%, 6/15/24         3,745          4
             Government National Mortgage
              Association, 8.50%, 7/15/24         8,304          9
             Government National Mortgage
              Association, 8.50%, 8/15/24        23,075         25
             Government National Mortgage
              Association, 8.50%, 12/15/24        2,023          2
             Government National Mortgage
              Association, 8.50%, 1/15/25        39,287         43
             Government National Mortgage
              Association, 8.50%, 2/15/25         8,448          9
             Government National Mortgage
              Association, 8.50%, 11/15/25        3,142          3
             Government National Mortgage
              Association, 8.50%, 1/15/26        17,395         19
             Government National Mortgage
              Association, 8.50%, 2/15/26         1,919          2
             Government National Mortgage
              Association, 8.50%, 3/15/26         7,302          8

           Government (Domestic and                        Market
           Foreign) and Agency Bonds           Shares/      Value
           (28.3%)                               Par       (000's)
           ---------------------------------------------------------

           Federal Government and Agencies continued
           Government National Mortgage
            Association, 8.50%, 4/15/26      $     34,281 $       37
           Government National Mortgage
            Association, 8.50%, 5/15/26             4,061          4
           Government National Mortgage
            Association, 11.00%, 1/15/18        2,795,351      3,242
           Government National Mortgage
            Association TBA, 5.50%, 1/1/25     15,000,000     15,384
           Government National Mortgage
            Association TBA, 5.50%, 12/1/25    15,900,000     15,997
           Government National Mortgage
            Association TBA, 5.50%,
            2/15/32                            61,000,000     62,316
           Housing & Urban Development,
            6.17%, 8/1/14                      14,981,000     16,927
           Rural Housing Trust 1987-1,
            Series 1, Class D, 6.33%, 4/1/26    2,096,977      2,165
           US Treasury, 2.125%, 10/31/04        1,025,000      1,036
           US Treasury, 3.00%, 1/31/04         14,795,000     15,070
           US Treasury, 3.25%, 12/31/03        51,900,000     52,938
           US Treasury, 3.25%, 8/15/07          1,465,000      1,501
           US Treasury, 3.50%, 11/15/06        11,250,000     11,707
           US Treasury, 3.625%, 3/31/04        58,520,000     60,202
           US Treasury, 3.875%, 6/30/03        18,827,000     19,075
           US Treasury, 4.375%, 5/15/07         6,688,000      7,182
           US Treasury, 4.625%, 2/28/03        13,022,000     13,091
           US Treasury, 4.75%, 11/15/08        16,257,000     17,746
           US Treasury, 5.25%, 5/15/04         25,875,000     27,255
           US Treasury, 6.25%, 5/15/30          9,965,000     11,925
           US Treasury Inflation Index
            Bond, 3.375%, 1/15/07              17,842,290     19,323
           US Treasury Inflation Index
            Bond, 3.625%, 1/15/08              26,168,771     28,712
           US Treasury Inflation Index
            Bond, 3.625%, 4/15/28               7,285,655      8,525
           US Treasury Inflation Index
            Bond, 3.875%, 4/15/29              85,612,513    104,689
           US Treasury Inflation Index
            Bond, 4.25%, 1/15/10               73,272,720     83,566
           Vendee Mortgage Trust,
            Series 1998-3, Class E,
            6.50%, 3/15/29                      4,500,000      4,732
                                                          ----------
              Total Government (Domestic and Foreign)
               and Agency Bonds (Cost: $668,798)             723,951
                                                          ----------
           Mortgage/Asset Backed
           Securities (5.4%)
           ---------------------------------------------------------

           Auto Related (0.0%)
           Fleetwood Credit Corporation
            Grantor Trust, Series 1997-B,
            Class A, 6.40%, 5/15/13               603,600        624
                                                          ----------
              Total                                              624
                                                          ----------

 Balanced Portfolio


                                                           Market
           Mortgage/Asset Backed               Shares/      Value
           Securities (5.4%)                     Par       (000's)
           ---------------------------------------------------------

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust,
            Series 1997-2, Class A1,
            6.35%, 4/15/14                   $    456,758 $      463
                                                          ----------
              Total                                              463
                                                          ----------

           Commercial Banks (0.1%)
           Nationsbank Lease Pass-Through
            Trust, Series 1997-A, Class 1,
            7.442%, 1/10/11 144A                1,641,406      1,834
                                                          ----------
              Total                                            1,834
                                                          ----------

           Commercial Mortgages (4.0%)
           Asset Securitization Corp.,
            Series 1996-MD6, Class CS1,
            1.632%, 11/13/26 IO                 5,177,199         31
           Asset Securitization Corp.,
            Series 1996-MD6, Class CS2,
            1.098%, 11/13/26 IO                79,473,178        880
           Asset Securitization Corp.,
            Series 1997-D5, Class PS1,
            1.616%, 2/14/41 IO                 20,898,243      1,405
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07           8,500,000      9,484
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07            2,500,000      2,797
           Commercial Mortgage
            Acceptance Corp., Series 1997-
            ML1, Class B, 6.644%, 12/15/07      2,500,000      2,764
           Credit Suisse First Boston
            Mortgage Securities Corp.,
            Series 1997-C1, Class A2,
            7.26%, 6/20/07 144A                 2,883,950      3,212
           Credit Suisse First Boston
            Mortgage Securities Corp.,
            Series 1997-C1, Class B,
            7.28%, 6/20/07 144A                 3,250,000      3,689
           Criimi Mae Commercial
            Mortgage Trust, Series 1998-C1,
            Class A1, 7.00%, 11/2/06 144A       6,500,000      7,029
           Criimi Mae Commercial
            Mortgage Trust, Series 1998-C1,
            Class B, 7.00%, 11/2/11 144A        5,700,000      5,661
           DLJ Commercial Mortgage
            Corp., Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                 237,037,014      7,311
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/17 IO 144A            16,704,771        314
           Midland Realty Acceptance
            Corp., Series 1996-C2, Class
            AEC, 1.35%, 1/25/29 IO 144A        20,874,068        920
           Morgan Stanley Capital,
            Series 1998-WF2, Class A2,
            6.54%, 5/15/08                     15,000,000     16,939

                                                           Market
           Mortgage/Asset Backed                Shares/     Value
           Securities (5.4%)                      Par      (000's)
           ---------------------------------------------------------

           Commercial Mortgages continued
           Mortgage Capital Funding, Inc.,
            Series 1997-MC1, Class A3,
            7.28%, 3/20/07                    $19,000,000 $   21,595
           Nomura Asset Securities
            Corporation, Series 1998-D6,
            Class A2, 6.99%, 3/17/28           15,000,000     17,309
           RMF Commercial Mortgage Pass-
            Through, Series 1997-1, Class F,
            7.47%, 1/15/19 144A                 1,800,000        920
                                                          ----------
              Total                                          102,260
                                                          ----------

           Credit Card Asset Backed (0.6%)
           Citibank Credit Card Master Trust
            I, Series 1997-6, Class A,
            0.00%, 8/15/06                     17,000,000     16,534
           Heilig-Meyers Master Trust,
            Series 1998-1A, Class A,
            6.125%, 1/20/07 144A                2,771,293         14
                                                          ----------
              Total                                           16,548
                                                          ----------

           Franchise Loan Receivables (0.1%)
           Enterprise Mortgage Acceptance
            Co., Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A             32,707,836      1,063
           Global Franchise Trust,
            Series 1998-1, Class A1,
            6.35%, 4/10/04 144A                   448,873        440
                                                          ----------
              Total                                            1,503
                                                          ----------

           Home Equity Loan (0.1%)
           Vanderbilt Mortgage Finance, Inc.,
            Series 1997-B, Class 1A4,
            7.19%, 2/7/14                       2,096,751      2,164
                                                          ----------
              Total                                            2,164
                                                          ----------

           Residential Mortgages (0.0%)
           Blackrock Capital Finance LP,
            Series 1997-R1, Class B3,
            7.75%, 3/25/37 144A                 2,807,513        182
           Blackrock Capital Finance LP,
            Series 1997-R3, Class B3,
            7.25%, 11/25/28 144A                5,287,262        529
                                                          ----------
              Total                                              711
                                                          ----------

           Retail -- Retail Stores (0.5%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.40%, 1/20/17           10,776,324     12,608
                                                          ----------
              Total                                           12,608
                                                          ----------

               Total Mortgage/Asset Backed Securities
                (Cost: $138,452)                             138,715
                                                          ----------

           Common Stock (40.1%)
           ---------------------------------------------------------

           Consumer Discretionary (5.4%)
           * American Greetings Corp. --
            Class A                                 8,300        131
           * AOL Time Warner, Inc.                564,400      7,394
           * AutoZone, Inc.                        12,475        881

 Balanced Portfolio


                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Consumer Discretionary continued
            * Bed Bath & Beyond, Inc.             36,900 $    1,274
            * Best Buy Co., Inc.                  40,600        980
            * Big Lots, Inc.                      14,600        193
            The Black & Decker Corp.              10,200        437
            Brunswick Corp.                       11,400        226
            Carnival Corp.                        74,173      1,851
            Centex Corp.                           7,800        392
            Circuit City Stores, Inc.             26,500        197
            *Clear Channel Communications,
             Inc.                                 77,450      2,888
            *Comcast Corp. -- Class A            289,837      6,831
            Cooper Tire & Rubber Co.               9,300        143
            *Costco Wholesale Corp.               57,552      1,615
            Dana Corp.                            18,815        221
            Darden Restaurants, Inc.              21,649        443
            Delphi Automotive Systems
             Corp.                                70,769        570
            Dillard's, Inc. -- Class A            10,636        169
            Dollar General Corp.                  42,165        504
            Dow Jones & Company, Inc.             10,680        462
            Eastman Kodak Co.                     36,917      1,294
            *eBay, Inc.                           38,600      2,618
            Family Dollar Stores, Inc.            21,900        683
            *Federated Department Stores,
             Inc.                                 25,512        734
            Ford Motor Co.                       230,507      2,144
            Fortune Brands, Inc.                  18,933        881
            Gannett Co., Inc.                     33,750      2,423
            The Gap, Inc.                        110,025      1,708
            General Motors Corp.                  70,825      2,611
            Genuine Parts Co.                     22,075        680
            The Goodyear Tire & Rubber Co.        22,200        151
            Harley-Davidson, Inc.                 38,275      1,768
            *Harrah's Entertainment, Inc.         14,150        560
            Hasbro, Inc.                          21,875        253
            Hilton Hotels Corp.                   47,550        604
            The Home Depot, Inc.                 297,897      7,138
            *International Game Technology        11,000        835
            The Interpublic Group of
             Companies, Inc.                      48,500        683
            J. C. Penney Company, Inc.            33,825        778
            Johnson Controls, Inc.                11,200        898
            *Jones Apparel Group, Inc.            16,300        578
            KB Home                                6,300        270
            Knight-Ridder, Inc.                   10,550        667
            *Kohl's Corp.                         42,533      2,380
            Leggett & Platt, Inc.                 24,767        556
            The Limited, Inc.                     65,913        918
            Liz Claiborne, Inc.                   13,500        400
            Lowe's Companies, Inc.                98,450      3,692
            Marriott International, Inc. --
             Class A                              30,600      1,006
            Mattel, Inc.                          55,260      1,058
            The May Department Stores Co.         36,400        836
            Maytag Corp.                           9,867        281
            McDonald's Corp.                     161,271      2,593

                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Consumer Discretionary continued
            The McGraw-Hill Companies,
             Inc.                                 24,540 $    1,483
            Meredith Corp.                         6,300        259
            The New York Times Co. --
             Class A                              19,192        878
            Newell Rubbermaid, Inc.               33,811      1,025
            NIKE, Inc. -- Class B                 33,700      1,499
            Nordstrom, Inc.                       17,033        323
            * Office Depot, Inc.                  39,143        578
            Omnicom Group, Inc.                   23,800      1,537
            Pulte Corp.                            7,700        369
            RadioShack Corp.                      21,667        406
            *Reebok International, Ltd.            7,600        223
            Sears, Roebuck & Co.                  39,950        957
            The Sherwin-Williams Co.              19,060        538
            Snap-On Inc.                           7,417        208
            The Stanley Works                     10,850        375
            *Staples, Inc.                        59,150      1,082
            *Starbucks Corp.                      49,150      1,002
            Starwood Hotels & Resorts
             Worldwide, Inc.                      25,200        598
            Target Corp.                         114,743      3,442
            Tiffany & Co.                         18,433        441
            The TJX Companies, Inc.               68,300      1,333
            *TMP Worldwide, Inc.                  14,133        160
            *Toys "R" Us, Inc.                    26,850        269
            Tribune Co.                           38,231      1,738
            Tupperware Corp.                       7,400        112
            *Univision Communications, Inc.
             -- Class A                           29,000        711
            V. F. Corp.                           13,843        499
            *Viacom, Inc. -- Class B             223,161      9,096
            Visteon Corp.                         16,512        115
            Wal-Mart Stores, Inc.                562,433     28,407
            The Walt Disney Co.                  258,033      4,209
            Wendy's International, Inc.           14,650        397
            Whirlpool Corp.                        8,650        452
            *Yum! Brands, Inc.                    37,580        910
                                                         ----------
               Total                                        138,112
                                                         ----------

            Consumer Staples (3.8%)
            Adolph Coors Co. -- Class B            4,600        282
            Alberto-Culver Co. -- Class B          7,300        368
            Albertson's, Inc.                     51,495      1,146
            Anheuser-Busch Companies,
             Inc.                                109,819      5,315
            Archer-Daniels-Midland Co.            82,375      1,021
            Avon Products, Inc.                   29,875      1,609
            Brown-Forman Corp. -- Class B          8,600        562
            Campbell Soup Co.                     51,854      1,217
            The Clorox Co.                        29,150      1,202
            The Coca-Cola Co.                    313,900     13,755
            Coca-Cola Enterprises, Inc.           56,700      1,232
            Colgate-Palmolive Co.                 68,654      3,600
            ConAgra Foods, Inc.                   67,933      1,699
            CVS Corp.                             49,633      1,239
            *Del Monte Foods Co.                  19,821        153

 Balanced Portfolio


                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Consumer Staples continued
            General Mills, Inc.                   46,533 $    2,185
            The Gillette Co.                     133,765      4,061
            H.J. Heinz Co.                        44,383      1,459
            Hershey Foods Corp.                   17,250      1,163
            Kellogg Co.                           51,843      1,777
            Kimberly-Clark Corp.                  65,397      3,104
            *The Kroger Co.                       99,773      1,541
            The Pepsi Bottling Group, Inc.        36,000        925
            PepsiCo, Inc.                        224,100      9,462
            Philip Morris Companies, Inc.        267,304     10,834
            The Procter & Gamble Co.             164,373     14,126
            R.J. Reynolds Tobacco Holdings,
             Inc.                                 11,300        476
            *Safeway, Inc.                        55,800      1,303
            Sara Lee Corp.                        99,184      2,233
            SUPERVALU, Inc.                       16,950        280
            SYSCO Corp.                           83,850      2,498
            UST, Inc.                             21,433        717
            Walgreen Co.                         129,554      3,782
            Winn-Dixie Stores, Inc.               17,750        271
            Wm. Wrigley Jr. Co.                   28,533      1,566
                                                         ----------
               Total                                         98,163
                                                         ----------

            Energy (2.4%)
            Amerada Hess Corp.                    11,300        622
            Anadarko Petroleum Corp.              31,377      1,503
            Apache Corp.                          18,200      1,037
            Ashland, Inc.                          8,700        248
            Baker Hughes, Inc.                    42,640      1,373
            *BJ Services Co.                      19,800        640
            Burlington Resources, Inc.            25,486      1,087
            ChevronTexaco Corp.                  135,084      8,980
            ConocoPhillips                        85,603      4,142
            Devon Energy Corp.                    19,800        909
            EOG Resources, Inc.                   14,640        584
            Exxon Mobil Corp.                    854,471     29,855
            Halliburton Co.                       55,185      1,033
            Kerr-McGee Corp.                      12,657        561
            Marathon Oil Corp.                    39,191        834
            *Nabors Industries, Ltd.              18,250        644
            *Noble Corp.                          16,950        596
            Occidental Petroleum Corp.            47,580      1,354
            *Rowan Companies, Inc.                11,850        269
            Schlumberger Ltd.                     73,033      3,074
            Sunoco, Inc.                           9,650        320
            *Transocean Sedco Forex, Inc.         40,354        936
            Unocal Corp.                          32,633        998
                                                         ----------
               Total                                         61,599
                                                         ----------

            Financials (8.2%)
            ACE Ltd.                              33,200        974
            AFLAC Inc.                            65,450      1,971
            The Allstate Corp.                    89,269      3,302
            Ambac Financial Group, Inc.           13,400        754
            American Express Co.                 168,000      5,939
            American International Group,
             Inc.                                330,090     19,095

                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Financials continued
            AmSouth Bancorporation                45,345 $      871
            Aon Corp.                             38,575        729
            Bank of America Corp.                190,020     13,220
            The Bank of New York
             Company, Inc.                        91,820      2,200
            Bank One Corp.                       148,345      5,422
            BB&T Corp.                            61,100      2,260
            The Bear Stearns Companies,
             Inc.                                 12,445        739
            Capital One Financial Corp.           28,000        832
            The Charles Schwab Corp.             172,586      1,873
            Charter One Financial, Inc.           29,071        835
            The Chubb Corp.                       21,750      1,135
            Cincinnati Financial Corp.            20,480        769
            Citigroup, Inc.                      639,974     22,520
            Comerica, Inc.                        22,100        956
            Countrywide Credit Industries,
             Inc.                                 15,900        821
            Equity Office Properties Trust        53,000      1,324
            Equity Residential Properties
             Trust                                34,800        855
            Fannie Mae                           125,829      8,095
            Fifth Third Bancorp                   73,343      4,294
            First Tennessee National Corp.        16,000        575
            FleetBoston Financial Corp.          132,528      3,220
            Franklin Resources, Inc.              32,850      1,120
            Freddie Mac                           88,014      5,197
            Golden West Financial Corp.           19,550      1,404
            The Goldman Sachs Group, Inc.         60,900      4,147
            The Hartford Financial Services
             Group, Inc.                          31,350      1,424
            Household International, Inc.         57,525      1,600
            Huntington Bancshares, Inc.           30,400        569
            J.P. Morgan Chase & Co.              252,062      6,049
            Jefferson-Pilot Corp.                 18,653        711
            John Hancock Financial
             Services, Inc.                       36,700      1,024
            KeyCorp                               53,925      1,356
            Lehman Brothers Holdings, Inc.        30,756      1,639
            Lincoln National Corp.                23,260        735
            Loews Corp.                           23,533      1,046
            Marsh & McLennan Companies,
             Inc.                                 67,780      3,132
            Marshall & Ilsley Corp.               26,600        728
            MBIA, Inc.                            18,650        818
            MBNA Corp.                           161,595      3,074
            Mellon Financial Corp.                55,009      1,436
            Merrill Lynch & Co., Inc.            109,400      4,152
            MetLife, Inc.                         88,715      2,399
            MGIC Investment Corp.                 13,000        537
            Moody's Corp.                         19,600        809
            Morgan Stanley                       138,531      5,530
            National City Corp.                   77,279      2,111
            North Fork Bancorporation, Inc.       20,700        698
            Northern Trust Corp.                  28,050        983
            Plum Creek Timber Company,
             Inc.                                 23,400        552

 Balanced Portfolio


                                                           Market
                                                Shares/     Value
            Common Stock (40.1%)                  Par      (000's)
            --------------------------------------------------------

            Financials continued
            The PNC Financial Services
             Group, Inc.                           35,900 $    1,504
            Principal Financial Group, Inc.        43,900      1,323
            The Progressive Corp.                  27,500      1,365
            *Providian Financial Corp.             36,443        237
            Prudential Financial, Inc.             73,400      2,330
            Regions Financial Corp.                27,990        934
            SAFECO Corp.                           17,350        602
            Simon Property Group, Inc.             23,500        801
            SLM Corp.                              19,586      2,034
            SouthTrust Corp.                       43,833      1,089
            The St. Paul Companies, Inc.           28,620        975
            State Street Corp.                     41,000      1,599
            *Stilwell Financial, Inc.              28,071        367
            SunTrust Banks, Inc.                   36,067      2,053
            Synovus Financial Corp.                37,450        727
            T. Rowe Price Group, Inc.              15,500        423
            Torchmark Corp.                        15,050        550
            *Travelers Property Casualty CL B     126,430      1,852
            U.S. Bancorp                          242,109      5,138
            Union Planters Corp.                   25,312        712
            UnumProvident Corp.                    30,506        535
            Wachovia Corp.                        173,357      6,317
            Washington Mutual, Inc.               122,338      4,224
            Wells Fargo & Co.                     214,785     10,067
            XL Capital, Ltd. -- Class A            17,200      1,329
            Zions Bancorporation                   11,600        456
                                                          ----------
               Total                                         210,103
                                                          ----------

            Health Care (6.0%)
            Abbott Laboratories                   197,525      7,901
            Aetna, Inc.                            18,979        780
            Allergan, Inc.                         16,333        941
            AmerisourceBergen Corp.                13,400        728
            *Amgen, Inc.                          161,623      7,813
            *ANTHEM, INC.                          17,800      1,120
            Applera Corp. -- Applied
             Biosystems Group                      26,867        471
            Bausch & Lomb, Inc.                     6,800        245
            Baxter International, Inc.             76,300      2,136
            Becton, Dickinson and Co.              32,450        996
            *Biogen, Inc.                          18,800        753
            Biomet, Inc.                           33,255        953
            *Boston Scientific Corp.               51,490      2,189
            Bristol-Myers Squibb Co.              244,944      5,670
            C. R. Bard, Inc.                        6,550        380
            Cardinal Health, Inc.                  57,150      3,383
            *Chiron Corp.                          23,878        898
            CIGNA Corp.                            17,671        727
            Eli Lilly and Co.                     142,066      9,021
            *Forest Laboratories, Inc.             22,767      2,236
            *Genzyme Corp.                         27,100        801
            *Guidant Corp.                         38,612      1,191
            HCA, Inc.                              65,515      2,719
            Health Management Associates,
             Inc.                                  30,100        539

                                                           Market
                                              Shares/       Value
            Common Stock (40.1%)                Par        (000's)
            --------------------------------------------------------

            Health Care continued
            *HEALTHSOUTH Corp.                     50,100 $      210
            *Humana, Inc.                          21,400        214
            IMS Health, Inc.                       35,833        573
            Johnson & Johnson                     376,223     20,207
            *King Pharmaceuticals, Inc.            30,766        529
            *Manor Care, Inc.                      12,400        231
            McKesson HBOC, Inc.                    36,693        992
            *Medlmmune, Inc.                       31,700        861
            Medtronic, Inc.                       153,400      6,995
            Merck & Co., Inc.                     284,500     16,106
            *Millipore Corp.                        6,100        207
            Pfizer, Inc.                          782,690     23,928
            Pharmacia Corp.                       163,121      6,818
            *Quest Diagnostics, Inc.               12,300        700
            *Quintiles Transnational Corp.         14,900        180
            Schering-Plough Corp.                 185,450      4,117
            *St. Jude Medical, Inc.                22,400        890
            Stryker Corp.                          24,950      1,675
            *Tenet Healthcare Corp.                61,850      1,014
            UnitedHealth Group, Inc.               38,414      3,208
            *Watson Pharmaceuticals, Inc.          13,500        382
            *Wellpoint Health Networks,
             Inc. -- Class A                       18,400      1,309
            Wyeth                                 167,571      6,267
            *Zimmer Holdings, Inc.                 24,673      1,024
                                                          ----------
               Total                                         153,228
                                                          ----------

            Industrials (4.6%)
            3M Co.                                 49,312      6,080
            *Allied Waste Industries, Inc.         24,950        250
            *American Power Conversion
             Corp.                                 24,750        375
            *American Standard Companies,
             Inc.                                   9,100        647
            *AMR Corp.                             19,600        129
            *Apollo Group, Inc. -- Class A         21,900        964
            Automatic Data Processing,
             Inc.                                  78,400      3,077
            Avery Dennison Corp.                   13,850        846
            The Boeing Co.                        106,118      3,501
            Burlington Northern Santa Fe
             Corp.                                 48,108      1,251
            Caterpillar, Inc.                      43,512      1,989
            *Cendant Corp.                        131,573      1,379
            Cintas Corp.                           21,467        982
            *Concord EPS, Inc.                     64,900      1,022
            *Convergys Corp.                       21,850        331
            Cooper Industries, Ltd.                11,800        430
            Crane Co.                               7,525        150
            CSX Corp.                              26,950        763
            Cummins, Inc.                           5,200        146
            Danaher Corp.                          19,100      1,255
            Deere & Co.                            30,140      1,382
            Delta Air Lines, Inc.                  15,533        188
            Deluxe Corp.                            7,912        333
            Dover Corp.                            25,633        747
            Eaton Corp.                             8,900        695

 Balanced Portfolio


                                                           Market
                                               Shares/      Value
            Common Stock (40.1%)                 Par       (000's)
            --------------------------------------------------------

            Industrials continued
            Emerson Electric Co.                   53,225 $    2,706
            Equifax, Inc.                          18,200        421
            FedEx Corp.                            37,640      2,041
            First Data Corp.                       95,722      3,390
            *Fiserv, Inc.                          24,325        826
            Fluor Corp.                            10,200        286
            General Dynamics Corp.                 25,500      2,024
            General Electric Co.                1,258,098     30,636
            Goodrich Corp.                         14,600        267
            H&R Block, Inc.                        22,850        919
            Honeywell International, Inc.         103,550      2,485
            Illinois Tool Works, Inc.              38,700      2,510
            Ingersoll-Rand Co.--Class A            21,370        920
            ITT Industries, Inc.                   11,600        704
            Lockheed Martin Corp.                  57,522      3,322
            Masco Corp.                            62,700      1,320
            *McDermott International, Inc.          8,000         35
            *Navistar International Corp.           7,620        185
            *Norfolk Southern Corp.                49,143        982
            Northrop Grumman Corp.                 23,031      2,234
            PACCAR, Inc.                           14,685        677
            Pall Corp.                             15,516        259
            Parker-Hannifin Corp.                  14,900        687
            Paychex, Inc.                          47,540      1,326
            Pitney Bowes, Inc.                     30,127        984
            *Power-One, Inc.                       10,000         57
            R. R. Donnelley & Sons Co.             14,333        312
            Raytheon Co.                           50,900      1,565
            *Robert Half International, Inc.       22,160        357
            Rockwell Automation, Inc.              23,450        486
            Rockwell Collins, Inc.                 23,150        538
            Ryder System, Inc.                      7,900        177
            *Sabre Holdings Corp. --
              Class A                              18,309        332
            Southwest Airlines Co.                 97,695      1,358
            Textron, Inc.                          17,450        750
            *Thomas & Betts Corp.                   7,400        125
            Tyco International, Ltd.              252,283      4,309
            Union Pacific Corp.                    31,940      1,912
            United Parcel Service, Inc.           141,200      8,908
            United Technologies Corp.              59,633      3,694
            W.W. Grainger, Inc.                    11,800        608
            Waste Management, Inc.                 77,297      1,772
                                                          ----------
               Total                                         118,318
                                                          ----------

            Information Technology (5.8%)
            *ADC Telecommunications, Inc.         100,350        210
            Adobe Systems, Inc.                    30,375        757
            *Advanced Micro Devices, Inc.          43,300        280
            *Agilent Technologies, Inc.            58,688      1,054
            *Altera Corp.                          48,265        596
            *Analog Devices, Inc.                  46,243      1,104
            *Andrew Corp.                          12,362        127
            *Apple Computer, Inc.                  45,400        651
            *Applied Materials, Inc.              208,000      2,710
            *Applied Micro Circuits Corp.          38,100        141

                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Information Technology continued
            Autodesk, Inc.                        14,466 $      207
            *Avaya, Inc.                          45,612        112
            *BMC Software, Inc.                   30,440        521
            *Broadcom Corp. -- Class A            34,600        521
            *CIENA Corp.                          54,400        280
            *Cisco Systems, Inc.                 925,167     12,119
            *Citrix Systems, Inc.                 22,080        272
            Computer Associates
             International, Inc.                  73,032        986
            *Computer Sciences Corp.              21,650        746
            *Compuware Corp.                      47,543        228
            *Comverse Technology, Inc.            23,600        236
            *Corning, Inc.                       145,200        481
            *Dell Computer Corp.                 328,067      8,772
            *Electronic Arts, Inc.                17,600        876
            Electronic Data Systems Corp.         60,700      1,119
            *EMC Corp.                           278,586      1,711
            *Gateway, Inc.                        40,950        129
            Hewlett-Packard Co.                  385,867      6,698
            Intel Corp.                          842,743     13,121
            International Business Machines
             Corp.                               214,210     16,600
            *Intuit, Inc.                         26,800      1,257
            *Jabil Circuit, Inc.                  25,033        449
            *JDS Uniphase Corp.                  172,000        425
            *KLA-Tencor Corp.                     23,900        845
            *Lexmark International Group,
             Inc. -- Class A                      16,000        968
            Linear Technology Corp.               40,150      1,033
            *LSI Logic Corp.                      47,000        271
            *Lucent Technologies, Inc.           434,062        547
            Maxim Integrated Products, Inc.       40,800      1,348
            *Mercury Interactive Corp.            10,600        314
            *Micron Technology, Inc.              76,350        744
            *Microsoft Corp.                     684,800     35,403
            Molex, Inc.                           24,475        564
            Motorola, Inc.                       290,719      2,515
            *National Semiconductor Corp.         22,843        343
            *NCR Corp.                            12,400        294
            *Network Appliance, Inc.              42,600        426
            *Novell, Inc.                         45,800        153
            *Novellus Systems, Inc.               18,300        514
            *Nvidia Corp.                         19,300        222
            *Oracle Corp.                        687,050      7,419
            *Parametric Technology Corp.          32,920         83
            *PeopleSoft, Inc.                     39,500        723
            PerkinElmer, Inc.                     15,800        130
            *PMC-Sierra, Inc.                     21,000        117
            *QLogic Corp.                         11,850        409
            *QUALCOMM, Inc.                       98,233      3,575
            *Rational Software Corp.              24,400        254
            *Sanmina-SCI Corp.                    66,200        297
            Scientific-Atlanta, Inc.              19,800        235
            *Siebel Systems, Inc.                 60,400        452
            *Solectron Corp.                     104,000        369
            *Sun Microsystems, Inc.              410,454      1,277

 Balanced Portfolio


                                                          Market
                                               Shares/     Value
            Common Stock (40.1%)                 Par      (000's)
            -------------------------------------------------------

            Information Technology continued
            *SunGard Data Systems, Inc.           35,700 $      841
            Symbol Technologies, Inc.             28,950        238
            *Tektronix, Inc.                      11,240        204
            *Tellabs, Inc.                        51,908        377
            *Teradyne, Inc.                       23,150        301
            Texas Instruments, Inc.              219,175      3,290
            *Thermo Electron Corp.                21,100        425
            *Unisys Corp.                         40,850        404
            *VERITAS Software Corp.               51,901        811
            *Waters Corp.                         16,600        362
            *Xerox Corp.                          92,300        743
            *Xilinx, Inc.                         42,700        880
            *Yahoo!, Inc.                         75,900      1,241
                                                         ----------
               Total                                        147,457
                                                         ----------

            Materials (1.1%)
            Air Products and Chemicals, Inc.      28,733      1,228
            Alcoa, Inc.                          106,743      2,432
            Allegheny Technologies, Inc.          10,131         63
            Ball Corp.                             7,134        365
            Bemis Company, Inc.                    6,650        330
            Boise Cascade Corp.                    7,400        187
            The Dow Chemical Co.                 115,124      3,419
            E. I. du Pont de Nemours and Co.     125,645      5,327
            Eastman Chemical Co.                   9,775        359
            Ecolab, Inc.                          16,400        812
            Engelhard Corp.                       16,300        364
            *Freeport-McMoRan Copper &
             Gold, Inc. -- Class B                18,319        307
            Georgia-Pacific Corp.                 29,058        470
            Great Lakes Chemical Corp.             6,300        150
            *Hercules, Inc.                       13,800        121
            International Flavors &
             Fragrances, Inc.                     11,975        420
            International Paper Co.               60,924      2,131
            *Louisiana-Pacific Corp.              13,200        106
            MeadWestvaco Corp.                    25,314        626
            Monsanto Co.                          33,078        637
            Newmont Mining Corp.                  50,730      1,473
            Nucor Corp.                            9,867        408
            *Pactiv Corp.                         20,000        437
            *Phelps Dodge Corp.                   11,210        355
            PPG Industries, Inc.                  21,433      1,075
            Praxair, Inc.                         20,400      1,179
            Rohm and Haas Co.                     27,934        907
            *Sealed Air Corp.                     10,636        397
            Sigma-Aldrich Corp.                    9,300        453
            Temple-Inland, Inc.                    6,800        305
            United States Steel Corp.             12,850        169
            Vulcan Materials Co.                  12,800        480
            Weyerhaeuser Co.                      27,720      1,364
            Worthington Industries, Inc.          10,850        165
                                                         ----------
               Total                                         29,021
                                                         ----------

            Telecommunication Services (1.7%)
            ALLTEL Corp.                          39,343      2,006
            AT&T Corp.                            97,274      2,540

                                                          Market
                                               Shares/     Value
            Common Stock (40.1%)                 Par      (000's)
            -------------------------------------------------------

            Telecommunication Services continued
            *AT&T Wireless Services, Inc.        342,416 $    1,935
            BellSouth Corp.                      236,635      6,122
            CenturyTel, Inc.                      17,900        526
            *Citizens Communications Co.          35,600        376
            *Nextel Communications, Inc. --
             Class A                             115,133      1,330
            *Qwest Communications
             International, Inc.                 212,020      1,060
            SBC Communications, Inc.             420,433     11,398
            Sprint Corp.                         112,891      1,635
            *Sprint Corp. (PCS Group)            126,040        552
            Verizon Communications, Inc.         345,038     13,369
                                                         ----------
               Total                                         42,849
                                                         ----------

            Utilities (1.1%)
            *The AES Corp.                        68,675        207
            *Allegheny Energy, Inc.               15,900        120
            Ameren Corp.                          18,333        762
            American Electric Power
             Company, Inc.                        42,820      1,170
            *Calpine Corp.                        47,640        155
            CenterPoint Energy, Inc.              38,326        326
            Cinergy Corp.                         21,238        716
            CMS Energy Corp.                      18,200        172
            Consolidated Edison, Inc.             26,925      1,153
            Constellation Energy Group, Inc.      20,800        579
            Dominion Resources, Inc.              38,525      2,115
            DTE Energy Co.                        21,150        981
            Duke Energy Corp.                    112,242      2,193
            *Dynegy, Inc. -- Class A              45,600         54
            *Edison International                 41,180        488
            El Paso Corp.                         73,917        514
            Entergy Corp.                         28,291      1,290
            Exelon Corp.                          40,762      2,151
            FirstEnergy Corp.                     37,674      1,242
            FPL Group, Inc.                       23,043      1,386
            KeySpan Corp.                         17,900        631
            Kinder Morgan, Inc.                   15,433        652
            *Mirant Corp.                         50,784         96
            Nicor, Inc.                            5,550        189
            NiSource, Inc.                        30,784        616
            Peoples Energy Corp.                   4,500        174
            *PG&E Corp.                           49,675        690
            Pinnacle West Capital Corp.           10,900        372
            PPL Corp.                             20,433        709
            Progress Energy, Inc.                 29,879      1,295
            Public Service Enterprise Group,
             Inc.                                 28,040        900
            Sempra Energy                         25,859        612
            The Southern Co.                      89,600      2,544
            TECO Energy, Inc.                     21,900        339
            TXU Corp.                             39,015        729
            The Williams Companies, Inc.          65,200        176
            Xcel Energy, Inc.                     50,370        554
                                                         ----------
               Total                                         29,052
                                                         ----------

                Total Common Stock
                 (Cost: $728,721)                         1,027,902
                                                         ----------

 Balanced Portfolio


                                                            Market
           Money Market Investments              Shares/     Value
           (20.2%)                                 Par      (000's)
           ----------------------------------------------------------

           Agricultural Services (1.2%)
           #Cargill Inc., 1.31%, 1/22/03       $15,000,000 $   14,988
           #Cargill Inc., 1.33%, 1/23/03        15,000,000     14,988
                                                           ----------
              Total                                            29,976
                                                           ----------

           Asset-Backed Securities (CMO'S) (0.6%)
           #Fcar Owner Trust 1, 1.35%, 2/4/03   15,000,000     14,981
                                                           ----------
              Total                                            14,981
                                                           ----------

           Auto Related (1.0%)
           #General Motors Corp.,
            1.95%, 1/9/03                       10,000,000      9,996
           #Toyota Motor Credit Co.,
            1.31%, 1/30/03                      15,000,000     14,984
                                                           ----------
              Total                                            24,980
                                                           ----------

           Diversified Business Finance (0.6%)
           #General Electric Capital,
            1.31%, 2/14/03                      15,000,000     14,976
                                                           ----------
              Total                                            14,976
                                                           ----------

           Federal Government and Agencies (1.1%)
           #Federal National Mortgage
            Association, 1.275%, 3/5/03         28,500,000     28,441
                                                           ----------
              Total                                            28,441
                                                           ----------

           Finance Lessors (1.2%)
           #Receivables Capital Corp.,
            1.35%, 2/7/03                       15,000,000     14,979
           #Receivables Capital Corp.,
            1.35%, 1/21/03                      15,000,000     14,989
                                                           ----------
              Total                                            29,968
                                                           ----------

           Finance Services (2.8%)
           #Asset Securitization, 1.32%,
            1/21/03                             15,000,000     14,989
           #Ciesco LP, 1.32%, 1/16/03           15,000,000     14,991
           #Ciesco LP, 1.34%, 2/6/03            15,000,000     14,980
           #Preferred Receivable Funding,
            1.34%, 1/23/03                      15,000,000     14,988
           #Preferred Receivable Funding,
            1.35%, 1/10/03                      14,700,000     14,695
                                                           ----------
              Total                                            74,643
                                                           ----------

           Machinery (0.4%)
           John Deere Capital Corp.,
            1.64%, 1/7/03                       10,000,000      9,997
                                                           ----------
              Total                                             9,997
                                                           ----------

                                                         Market
             Money Market Investments        Shares/      Value
             (20.2%)                           Par       (000's)
             -----------------------------------------------------

             Miscellaneous Business Credit Institutions (1.7%)
             # National Rural Utility C,
              1.40%, 1/21/03                $15,000,000 $   14,988
             #Quincy Capital Corp., 1.35%,
              1/6/03                         15,000,000     14,998
             # Toyota Motor Credit Co.,
              1.32%, 2/13/03                 15,000,000     14,976
                                                        ----------
                Total                                       44,962
                                                        ----------

             Nonclassifiable Establishments (1.2%)
             # Thunder Bay Funding, Inc.,
              1.34%, 1/21/03                 15,000,000     14,989
             # Thunder Bay Funding, Inc.,
              1.35%, 2/18/03                 15,000,000     14,973
                                                        ----------
                Total                                       29,962
                                                        ----------

             Passenger Car Rental (0.6%)
             # Delaware Funding Corp.,
              1.35%, 2/13/03                 15,000,000     14,976
                                                        ----------
                Total                                       14,976
                                                        ----------

             Personal Credit Institutions (0.6%)
             # Salomon Smith Barney Hld,
              1.34%, 1/30/03                 15,100,000     15,084
                                                        ----------
                Total                                       15,084
                                                        ----------

             Pharmaceutical Preparations (0.4%)
             # Wyeth, 1.85%, 1/6/03          10,000,000      9,998
                                                        ----------
                Total                                        9,998
                                                        ----------

             Security Brokers and Dealers (1.2%)
             # Goldman Sachs Group, Inc.,
              1.78%, 2/3/03                  15,000,000     14,976
             # Morgan St. Dean Witter,
              1.32%, 2/4/03                  15,000,000     14,981
                                                        ----------
                Total                                       29,957
                                                        ----------

             Short Term Business Credit (5.0%)
             CXC Inc., 1.34%, 2/6/03         15,000,000     14,980
             CXC Inc., 1.76%, 1/17/03        15,000,000     14,988
             Old Line Funding Corp.,
              1.38%, 1/15/03                 30,000,000     29,984
             Quincy Capital Corp.,
              1.35%, 1/23/03                 15,000,000     14,988
             Transamerica Financial
              Corporation, 1.76%, 2/7/03     15,000,000     14,973
             UBS Finance LLC, 1.2%, 1/2/03   24,960,000     24,958

 Balanced Portfolio


                                                              Market
           Money Market Investments             Shares/        Value
           (20.2%)                                Par         (000's)
           ------------------------------------------------------------

           Short Term Business Credit continued
           UBS Finance LLC,
            1.3%, 1/28/03                      $15,000,000  $   14,985
                                                            ----------
              Total                                            129,856
                                                            ----------

           Tobacco Products (0.6%)
           Philip Morris Disc,
            1.33%, 1/30/03                      15,000,000      14,984
                                                            ----------
              Total                                             14,984
                                                            ----------

               Total Money Market Investments
                (Cost: $517,737)                               517,741
                                                            ----------

               Total Investments
                (105.6%) (Cost
                $2,338,335)`                                 2,704,286
                                                            ----------

               Other Assets, Less Liabilities (-5.6%)         (142,757)
                                                            ----------

               Total Net Assets (100.0%)                    $2,561,529
                                                            ----------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $2,357,594 and the net unrealized appreciation of investments based on that cost was $346,692 which is comprised of $552,721 aggregate gross unrealized appreciation and $206,029 aggregate gross unrealized depreciation.

   144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

   IO -- Interest Only Security

*  Non-Income Producing

++ Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                                     Appreciation /
                                Number of Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             S & P 500 Index
              Futures             1564       3/03       $(9,466)
             (Total Notional
              Value at 12/31/02
              $353,116)

    The Accompanying Notes are an Integral Part of the Financial Statements

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                            Market
                                                  Shares/    Value
           Bonds (90.5%)                            Par     (000's)
           ---------------------------------------------------------

           Basic Materials (3.3%)
           Chemicals (0.5%)
           Lyondell Chemical Co.,
            11.125%, 7/15/12                     $  750,000 $    739
                                                            --------
              Total                                              739
                                                            --------

           Metals and Mining (1.6%)
           Great Central Mines, Ltd.,
            8.875%, 4/1/08                        1,250,000    1,244
           UCAR Finance, Inc., 10.25%, 2/15/12    1,125,000      894
                                                            --------
              Total                                            2,138
                                                            --------

           Paper (1.2%)
           Appleton Papers, Inc.,
            12.50%, 12/15/08                      1,500,000    1,641
                                                            --------
              Total                                            1,641
                                                            --------

               Total Basic Materials                           4,518
                                                            --------

           Capital Goods (6.7%)
           Aerospace (0.6%)
           K & F Industries Inc.,
            9.625%, 12/15/10 144A                   750,000      763
                                                            --------
              Total                                              763
                                                            --------

           Building -- Forest Products (0.5%)
           Georgia-Pacific Corp., 8.125%,
            5/15/11                                 750,000      713
                                                            --------
              Total                                              713
                                                            --------

           Building and Construction (3.5%)
           Brickman Group Ltd.,
            11.75%, 12/15/09 144A                 1,325,000    1,384
           H & E Equipment / Finance,
            11.125%, 6/15/12 144A                 1,125,000      844
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                        1,500,000    1,379
           United Rentals, Inc., 10.75%, 4/15/08  1,250,000    1,243
                                                            --------
              Total                                            4,850
                                                            --------

           Industrial (2.1%)
           Perkinelmer, Inc.,
            8.875%, 1/15/13 144A                    750,000      739
           Rexnord Corp.,
            10.125%, 12/15/12 144A                  750,000      769
           Tyco International Group,
            6.375%, 2/15/06                         750,000      728
           Tyco International Group S.A.,
            6.375%, 6/15/05                         375,000      364
           Tyco International Group SA,
            6.375%,10/15/11                         375,000      351
                                                            --------
              Total                                            2,951
                                                            --------

               Total Capital Goods                             9,277
                                                            --------

                                                            Market
                                                  Shares/    Value
            Bonds (90.5%)                           Par     (000's)
            --------------------------------------------------------

            Chemicals and Allied Products (1.1%)
            FMC Corp., 10.25%, 11/1/09 144A      $  750,000 $    810
            Lyondell Chemical Co.,
             9.50%, 12/15/08 144A                   750,000      698
                                                            --------
               Total Chemicals and Allied
                 Products                                      1,508
                                                            --------

            Construction and Building Materials (0.3%)
            United Rentals, Inc.,
             10.75%, 4/15/08 144A                   375,000      369
                                                            --------
               Total Construction and
                Building Materials                               369
                                                            --------

            Consumer Cyclical (22.9%)
            Apparel, Textile (1.6%)
            Guess ?, Inc., 9.50%, 8/15/03         1,000,000      980
            Levi Strauss & Co., 11.625%, 1/15/08  1,125,000    1,100
            Tommy Hilfiger USA, Inc.,
             6.85%, 6/1/08                          200,000      188
                                                            --------
               Total                                           2,268
                                                            --------

            Auto Related (2.3%)
            Avis Group Holdings, Inc.,
             11.00%, 5/1/09                       1,250,000    1,368
            Collins & Aikman Products, Inc.,
             11.50%, 4/15/06                        750,000      630
            Trimas Corp., 9.875%, 6/15/12 144A    1,125,000    1,113
                                                            --------
               Total                                           3,111
                                                            --------

            Home Construction (3.1%)
            Beazer Homes USA, 8.875%, 4/1/08        925,000      957
            K Hovnanian Enterprises,
             10.50%, 10/1/07                        750,000      806
            Schuler Homes, 9.375%, 7/15/09          725,000      740
            Standard Pacific Corp., 9.50%,
             9/15/10                              1,025,000    1,074
            Tech Olympic USA, Inc.,
             9.00%, 7/1/10 144A                     750,000      728
                                                            --------
               Total                                           4,305
                                                            --------

            Household Appliances (0.6%)
            Rent-A-Center, Inc., 11.00%, 8/15/08    750,000      807
                                                            --------
               Total                                             807
                                                            --------

            Leisure Related (2.1%)
            Bally Total Fitness Holdings, Series
             D, 9.875%, 10/15/07                  1,300,000    1,130
            Premier Parks, Inc., 9.50%, 2/1/09      750,000      724
            Royal Caribbean Cruises Ltd.,
             7.00%, 10/15/07                      1,125,000    1,001
                                                            --------
               Total                                           2,855
                                                            --------

 High Yield Bond Portfolio


                                                            Market
                                                  Shares/    Value
            Bonds (90.5%)                           Par     (000's)
            --------------------------------------------------------

            Lodging / Resorts (3.7%)
            Corrections Corporation of America,
             9.875%, 5/1/09 144A                 $  725,000 $    769
            Felcor Lodging Limited Partnership,
             9.50%, 9/15/08                       1,350,000    1,376
            Hilton Hotels Corp., 7.625%, 12/1/12    750,000      757
            John Q. Hammons, 8.875%, 5/15/12        550,000      553
            Meristar Hospitality Finance Corp.,
             9.00%, 1/15/08                         450,000      396
            Meristar Hospitality Finance Corp.,
             9.125%, 1/15/11                        550,000      479
            RFS Partnership LP, 9.75%, 3/1/12       750,000      766
                                                            --------
               Total                                           5,096
                                                            --------

            Printing and Publishing (4.0%)
            American Achievement Corp.,
             11.625%, 1/1/07                        700,000      743
            DEX Media East LLC,
             9.875%, 11/15/09 144A                  750,000      803
            Mail-Well Corp., 9.625%, 3/15/12      1,125,000    1,001
            RH Donnelley Fin Corp.,
             10.875%, 12/15/12 144A                 950,000    1,036
            Vertis Inc., 10.875%, 6/15/09           725,000      754
            Vertis, Inc., 10.875, 6/15/09 144A      425,000      442
            Von Hoffman Corp., 10.25%, 3/15/09      750,000      701
                                                            --------
               Total                                           5,480
                                                            --------

            Retail -- General (5.5%)
            Asbury Automotive Group, Inc.,
             9.00%, 6/15/12                         750,000      653
            Autonation, Inc., 9.00%, 8/1/08         725,000      732
            Buhrmann US, Inc., 12.25%, 11/1/09    1,500,000    1,394
            CSK Auto, Inc, 12.00%, 6/15/06          750,000      803
            The Gap, Inc., 8.15%, 12/15/05          350,000      372
            The Gap, Inc., 10.55%, 12/15/08         375,000      409
            Hollywood Entertainment Inc.,
             9.625%, 3/15/11                        950,000      969
            Saks, Inc., 8.25%, 11/15/08             750,000      746
            Sonic Automotive, Inc., 11.00%,
             8/1/08                                 750,000      765
            United Auto Group, Inc.
             9.625%, 3/15/12 144A                   750,000      728
                                                            --------
               Total                                           7,571
                                                            --------

                Total Consumer Cyclical                       31,493
                                                            --------

            Consumer Staples (19.7%)
            Containers (1.6%)
            Applied Extrusion Tech., Inc.,
             10.75%, 7/1/11                         375,000      242
            BWAY Corp., 10.00%, 10/15/10
             144A                                   750,000      778
            Owens-Brockway Glass Container,
             Inc., 8.75%, 11/15/12 144A           1,125,000    1,142
                                                            --------
               Total                                           2,162
                                                            --------

                                                            Market
                                                  Shares/    Value
           Bonds (90.5%)                            Par     (000's)
           ---------------------------------------------------------

           Food Service (1.3%)
           Buffets, Inc., 11.25%, 7/15/10 144A   $  750,000 $    709
           Sbarro, Inc., 11.00%, 9/15/09          1,150,000    1,070
                                                            --------
              Total                                            1,779
                                                            --------

           Foods (0.9%)
           Corn Products International, Inc.,
            8.25%, 7/15/07                          575,000      581
           Swift & Co., 10.125%, 10/1/09 144A       750,000      709
                                                            --------
              Total                                            1,290
                                                            --------

           Gaming (10.8%)
           Aztar Corp., 8.875%, 5/15/07             150,000      153
           Choctaw Resort Development,
            9.25%, 4/1/09                         1,400,000    1,480
           Chumash Casino & Resort,
            9.00%, 7/15/10 144A                     750,000      795
           Herbst Gaming, Inc., 10.75%, 9/1/08    1,125,000    1,176
           Hollywood Casino Shreveport,
            13.00%, 8/1/06                          700,000      700
           Jacobs Entertainment, Inc.
            11.875%, 2/01/09                      1,500,000    1,552
           Majestic Investment Holdings, Inc.,
            11.653%, 11/30/07                       900,000      833
           The Majestic Star Casino LLC,
            10.875%, 7/1/06                         850,000      867
           Mandalay Resort Group,
            7.625%, 7/15/13                         500,000      500
           Park Place Entertainment Corporation,
            9.375%, 2/15/07                         150,000      160
           Resort International Hotel/Casino,
            11.50%, 3/15/09                       1,000,000      905
           Riviera Holdings Corp.,
            11.00%, 6/15/10                       1,500,000    1,350
           Venetian Casino Resort LLC,
            11.00%, 6/15/10 144A                  1,875,000    1,958
           Wheeling Island Gaming,
            10.125%, 12/15/09                       950,000      979
           Wynn Las Vegas Corp.,
            12.00%, 11/1/10                       1,500,000    1,514
                                                            --------
              Total                                           14,922
                                                            --------

           Healthcare (4.1%)
           AmerisourceBergen Corp.,
            7.25%, 11/15/12 144A                    550,000      564
           Fresenius Medical Capital Trust II,
            7.875%, 2/1/08                          650,000      640
           HEALTHSOUTH Corp., 8.50%,
            2/1/08                                1,125,000      968
           InSight Health Services Corp.,
            9.875%, 11/1/11 144A                  1,115,000    1,070
           Pacificare Health Systems, Inc.,
            10.75%, 6/1/09                          750,000      803
           Rotech Healthcare Inc.,
            9.50%, 4/1/12 144A                      750,000      751
           Ventas Realty, 9.00%, 5/1/12             750,000      784
                                                            --------
              Total                                            5,580
                                                            --------

 High Yield Bond Portfolio


                                                             Market
                                                   Shares/    Value
          Bonds (90.5%)                              Par     (000's)
          -----------------------------------------------------------

          Retail -- Food (0.7%)
          Fleming Companies, Inc.,
           10.125%, 4/1/08                        $  350,000 $    301
          Great Atlantic & Pacific Tea Co., Inc.,
           7.75%, 4/15/07                            925,000      666
                                                             --------
             Total                                                967
                                                             --------

          Soaps and Toiletries (0.3%)
          Elizabeth Arden, Inc., 11.75%, 2/1/11      350,000      361
                                                             --------
             Total                                                361
                                                             --------

              Total Consumer Staples                           27,061
                                                             --------

          Energy (4.7%)
          Oil and Gas Independent (0.9%)
          PDVSA Finance, Ltd., 1999-I,
           9.75%, 2/15/10                          1,325,000    1,179
                                                             --------
             Total                                              1,179
                                                             --------

          Oil and Gas Integrated (0.6%)
          Compton Petroleum Corp.,
           9.90%, 5/15/09 144A                       750,000      780
                                                             --------
             Total                                                780
                                                             --------

          Oil Field Services (3.0%)
          BRL Universal Equipment,
           8.875%, 2/15/08                         1,400,000    1,456
          El Paso Energy Partners, 8.50%,
           6/1/11                                  1,125,000    1,043
          Grant Prideco Escrow,
           9.00%, 12/15/09 144A                    1,050,000    1,092
          Hanover Equipment Trust,
           8.75%, 9/1/11 144A                        725,000      700
                                                             --------
             Total                                              4,291
                                                             --------

          Refining (0.2%)
          Tesoro Petroleum Corp.,
           9.625%, 11/1/08                           375,000      255
                                                             --------
             Total                                                255
                                                             --------

              Total Energy                                      6,505
                                                             --------

          Finance (5.6%)
          Banks (1.9%)
          Sovereign Real Estate Investment
           Trust, 12.00%, 5/16/20 144A             1,325,000    1,470
          Western Financial Bank-FSB,
           9.625%, 5/15/12                         1,125,000    1,091
                                                             --------
             Total                                              2,561
                                                             --------

          Finance Companies (2.8%)
          AmeriCredit Corp., 9.875%, 4/15/06       1,100,000      924
          Americredit Corp.,
           9.25%, 5/1/09 144A                        450,000      351
          IOS Capital, Inc., 9.75%, 6/15/04        1,225,000    1,246
          Metris Companies, Inc.,
           10.125%, 7/15/06                        2,600,000    1,430
                                                             --------
             Total                                              3,951
                                                             --------

                                                                Market
                                                      Shares/    Value
        Bonds (90.5%)                                   Par     (000's)
        ----------------------------------------------------------------

        Financial Services (0.9%)
        Labranche & Company, Inc.,
         12.00%, 3/2/07                              $1,100,000 $  1,227
                                                                --------
           Total                                                   1,227
                                                                --------

            Total Finance                                          7,739
                                                                --------

        Miscellaneous (2.0%)
        CB Richards Ellis Services, Inc.,
         11.25%, 6/15/11                              1,400,000    1,287
        Crescent Real Estate Equities,
         7.50%, 9/15/07                                 650,000      631
        Istar Financial, Inc., 8.75%, 8/15/08           725,000      772
                                                                --------
           Total Miscellaneous                                     2,690
                                                                --------

        Professional Services (1.8%)
        Kindercare Learning Centers,
         9.50%, 2/15/09                               1,880,000    1,824
        Service Corp. International,
         7.70%, 4/15/09                                 650,000      611
                                                                --------
           Total Professional Services                             2,435
                                                                --------

        Real Estate (1.0%)
        LNR Property Corp., 10.50%, 1/15/09           1,350,000    1,364
                                                                --------
           Total Real Estate                                       1,364
                                                                --------

        Technology (11.2%)
        Cable (3.2%)
        Charter Communications Holdings
         LLC, 9.625%, 11/15/09                          750,000      334
        Charter Communications Holdings
         LLC, 10.75%, 10/1/09                           850,000      385
        Echostar DBS Corp.,
         10.375%, 10/1/07                             1,150,000    1,244
        Insight Midwest, 9.75%, 10/01/09                950,000      903
        ++NTL Communications Corp.,
         11.50%, 10/1/08                                900,000       86
        (check mark) NTL, Inc., 9.75%, 4/1/08         1,900,000      152
        Rogers Communications, Inc.,
         8.875%, 7/15/07                              1,000,000      954
        (check mark)Telewest Communications PLC,
         9.25%, 4/15/09                               1,000,000      140
        ++Telewest Communications PLC,
         9.875%, 2/1/10                                 900,000      162
        (check mark)United Pan-Europe Communications
         NV, 13.75%, 2/1/10                             600,000       36
                                                                --------
           Total                                                   4,396
                                                                --------

        Electronics (1.1%)
        Amkor Technology, Inc.,
         5.00%, 3/15/07                                 475,000      232
        Sanmina-Sci Corporation,
         10.375%, 1/15/10 144A                          750,000      758
        Solectron Corp., 9.625%, 2/15/09                575,000      561
                                                                --------
           Total                                                   1,551
                                                                --------

 High Yield Bond Portfolio


                                                            Market
                                                  Shares/    Value
           Bonds (90.5%)                            Par     (000's)
           ---------------------------------------------------------

           Office Equipment (0.5%)
           Xerox Corp., 7.15%, 8/01/04           $  750,000 $    724
                                                            --------
              Total                                              724
                                                            --------

           Telecommunications Wireless: Cellular /PCS (6.4%)
           Alamosa Delaware, Inc.,
            12.50%, 2/1/11                          450,000      135
           Alamosa Delaware, Inc.,
            13.625%, 8/15/11                      1,262,500      417
           +Alamosa PCS Holdings, Inc.,
            12.875%, 2/15/10                      2,900,000      522
           Dobson Communications Corp.,
            10.875%, 7/1/10                       1,000,000      845
           +Nextel Communications, Inc.,
            10.65%, 9/15/07                       1,750,000    1,670
           Nextel Partners Inc., 11.00%, 3/15/10    350,000      298
           Nextel Partners, Inc., 12.50%,
            11/15/09                                775,000      698
           Qwest Services Corp.,
            12/15/10, 13.50% 144A                   720,000      749
           Rogers Cantel, Inc., 8.30%, 10/1/07      650,000      575
           Rogers Cantel, Inc., 9.75%, 6/1/16       300,000      271
           Rogers Wireless Inc., 9.625%, 5/1/11     450,000      425
           +Trition PCS, Inc., 11.00%, 5/1/08     1,050,000      874
           TSI Telecommunications Service,
            12.75%, 2/1/09                        1,300,000    1,156
           +US Unwired, Inc., 13.375%, 11/1/09    2,625,000      158
                                                            --------
              Total                                            8,793
                                                            --------
               Total Technology                               15,464
                                                            --------

           Transport Services (4.9%)
           Railroads (1.6%)
           Railamerica Transportation Corp.,
            12.875%, 8/15/10                      1,400,000    1,400
           TFM SA DE CV, 12.50%, 6/15/12
            144A                                    750,000      758
                                                            --------
              Total                                            2,158
                                                            --------

           Trucking -- Shipping (3.3%)
           ++American Commercial LLC,
            11.25%, 1/1/08                          551,186      176
           CP Ships Ltd., 10.375%, 7/15/12          750,000      788
           International Shipbuilding Corp.,
            7.75%, 10/15/07                         700,000      560
           North American Van Lines,
            13.375%, 12/1/09                      1,650,000    1,604
           Stena AB, 9.625%, 12/1/12 144A         1,475,000    1,523
                                                            --------
              Total                                            4,651
                                                            --------

               Total Transport Services                        6,809
                                                            --------

           Utilities (5.3%)
           Utility -- Electric (4.4%)
           Calpine Canada Energy, 8.50%,
            5/1/08                                1,425,000      620
           Calpine Corp., 8.625%, 8/15/10         1,000,000      425
           Calpine Corp., 8.75%, 7/15/07            750,000      326

                                                            Market
                                                  Shares/    Value
            Bonds (90.5%)                           Par     (000's)
            --------------------------------------------------------

            Utilities continued
            Edison Mission Energy,
             10.00%, 8/15/08                    $ 1,500,000 $    720
            Orion Power Holdings, Inc.,
             12.00%, 5/1/10                       1,800,000    1,296
            ++PG&E National Energy Group, Inc.,
             10.375%, 5/16/11                     1,500,000      570
            USEC, Inc., 6.625%, 1/20/06           1,325,000    1,139
            Western Resources, 9.75%, 5/1/07      1,125,000    1,024
                                                            --------
               Total                                           6,120
                                                            --------

            Utility -- Garbage Disposal (0.9%)
            Allied Waste North America, Inc.,
             8.50%, 12/1/08                       1,170,000    1,176
                                                            --------
               Total                                           1,176
                                                            --------

                Total Utilities                                7,296
                                                            --------

                Total Bonds
                 (Cost: $133,348)                            124,528
                                                            --------

            Preferred Stock (2.6%)
            --------------------------------------------------------

            Technology (2.6%)
            Broadcasting (0.7%)
            Sinclair Capital                          9,500    1,007
                                                            --------
               Total                                           1,007
                                                            --------

            Cable (1.9%)
            CSC Holdings, Inc. -- Series H           17,750    1,686
            CSC Holdings, Inc. -- Series M            8,708      810
            ++NTL Inc., 13.00%, 2/15/09                   3        0
                                                            --------
               Total                                           2,496
                                                            --------

            Telecommunications Wireless: Towers (0.0%)
            **Crown Castle International Corp.            3        0
                                                            --------
               Total                                               0
                                                            --------

            Telecommunications Wireline: CLEC (0.0%)
            **Intermedia Communications, Inc.             1        0
                                                            --------
               Total                                               0
                                                            --------

                Total Technology                               3,503
                                                            --------

            Trucking (0.0%)
            **American Commercial Lines LLC           4,948       28
                                                            --------
               Total Trucking                                     28
                                                            --------

                Total Preferred Stock
                 (Cost: $4,122)                                3,531
                                                            --------

            Common Stocks and Warrants (0.1%)
            --------------------------------------------------------

            Consumer Cyclical (0.1%)
            Leisure Related (0.0%)
            *Hedstrom Holdings, Inc.                201,674        0
                                                            --------
               Total                                               0
                                                            --------

 High Yield Bond Portfolio


                                                            Market
                                                  Shares/    Value
           Common Stocks and Warrants (0.1%)        Par     (000's)
           ---------------------------------------------------------

           Printing and Publishing (0.1%)
           *Jostens, Inc.                             1,550 $     53
                                                            --------
              Total Consumer Cyclical                             53
                                                            --------

           Railroads (0.0%)
           *Railamerica, Inc.                         1,400       28
                                                            --------
              Total Railroads                                     28
                                                            --------

           Real Estate Investment Trusts (0.0%)
           *La Quinta Corporation                    11,117       49
                                                            --------
              Total Real Estate Investment Trusts                 49
                                                            --------

           Telecommunication Services (0.0%)
           Horizon PCS, Inc. -- Warrant               2,000        0
           IWO Holdings, Inc. 144A                    1,150        0
                                                            --------
              Total Telecommunication Services                     0
                                                            --------

               Total Common Stocks and Warrants
                (Cost: $615)                                     130
                                                            --------
           Money Market Investments (4.3%)
           ---------------------------------------------------------

           Short Term Business Credit (4.3%)
           Old Line Funding Corp.,
            1.38%, 1/15/03                       $5,900,000    5,897
                                                            --------
              Total Money Market Investments
               (Cost: $5,897)                                  5,897
                                                            --------

               Total Investments (97.5%)
                (Cost $143,982)`                             134,086
                                                            --------

               Other Assets, Less Liabilities
                (2.5%)                                         3,467
                                                            --------

               Total Net Assets (100.0%)
                                                            $137,553
                                                            --------


` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $144,255 and the net unrealized depreciation of investments based on that cost was $10,169 which is comprised of $5,111 aggregate gross unrealized appreciation and $15,280 aggregate gross unrealized depreciation.

   144A after the name of a security represents a security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*  Non-Income Producing

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++ Defaulted Security

(check mark) Defaulted security and step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

** PIK -- Payment In Kind

    The Accompanying Notes are an Integral Part of the Financial Statements

 Select Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                            Market
                                                 Shares/     Value
            Corporate Bonds (28.4%)                Par      (000's)
            --------------------------------------------------------

            Aerospace -- Defense (1.9%)
            Lockheed Martin Corp., 8.20%,
             12/1/09                            $ 3,850,000 $  4,758
            Raytheon Co., 7.20%, 8/15/27          5,685,000    6,214
                                                            --------
               Total                                          10,972
                                                            --------

            Auto Related (0.7%)
            Toyota Motor Credit Corp.,
             5.65%, 1/15/07                       4,000,000    4,346
                                                            --------
               Total                                           4,346
                                                            --------

            Beverages, Malt Beverages (2.8%)
            Anheuser-Busch Companies, Inc.,
             7.00%, 12/1/25                       4,200,000    4,510
            Anheuser-Busch Companies, Inc.,
             7.50%, 3/15/12                         378,000      466
            Coca-Cola Enterprises, Inc.,
             5.25%, 5/15/07                       5,000,000    5,375
            Coca-Cola Enterprises, Inc.,
             5.375%, 8/15/06                      1,500,000    1,626
            Coca-Cola Enterprises, Inc.,
             5.75%, 3/15/11                       4,000,000    4,388
                                                            --------
               Total                                          16,365
                                                            --------

            Broad Woven Fabric Mills, Manmade (0.1%)
            ++Polysindo International Finance,
             11.375%, 6/15/06                     4,200,000      294
                                                            --------
               Total                                             294
                                                            --------

            Commercial Banks (0.2%)
            Bank of America Corp., 7.40%,
             1/15/11                              1,133,000    1,335
                                                            --------
               Total                                           1,335
                                                            --------

            Crude Petroleum and Natural Gas (1.5%)
            Occidental Petroleum, 6.75%,
             1/15/12                              3,417,000    3,892
            Occidental Petroleum, 8.45%,
             2/15/29                              3,579,000    4,592
                                                            --------
               Total                                           8,484
                                                            --------

            Diversified Industrials (1.1%)
            United Technologies Corp.,
             6.10%, 5/15/12                       6,000,000    6,709
                                                            --------
               Total                                           6,709
                                                            --------

            Drilling Oil and Gas Wells (0.9%)
            Transocean, Inc., 7.50%, 4/15/31      4,500,000    5,162
                                                            --------
               Total                                           5,162
                                                            --------

            Electric and Other Services Combined (0.4%)
            Wisconsin Public Service,
             4.875%, 12/1/12                      2,500,000    2,532
                                                            --------
               Total                                           2,532
                                                            --------

                                                           Market
                                                 Shares/    Value
            Corporate Bonds (28.4%)                Par     (000's)
            -------------------------------------------------------

            Electric Services (2.0%)
            Exelon Generation Co. LLC,
             6.95%, 6/15/11                    $ 6,788,000 $  7,338
            Public Service Electric & Gas Co.,
             6.875%, 1/1/03                      2,250,000    2,250
            South Carolina Electric & Gas,
             6.125%, 3/1/09                      1,750,000    1,949
                                                           --------
               Total                                         11,537
                                                           --------

            Electrical Equipment and Supplies (1.3%)
            Cooper Industries, Inc., 5.50%,
             11/1/09                             4,000,000    4,169
            Hubbell Inc., 6.375%, 5/15/12        3,200,000    3,523
                                                           --------
               Total                                          7,692
                                                           --------

            Environmental Controls (0.4%)
            Pall Corp., 6.00%, 8/1/12 144A       2,105,000    2,250
                                                           --------
               Total                                          2,250
                                                           --------

            Finance Services (2.1%)
            Credit Suisse First Boston USA,
             Inc., 4.625%, 1/15/08               6,000,000    6,082
            General Motors Acceptance Corp.,
             6.875%, 8/28/12                     6,500,000    6,407
                                                           --------
               Total                                         12,489
                                                           --------

            Fire, Marine and Casualty Insurance (0.8%)
            Allstate Corp., 6.125%, 12/15/32     1,575,000    1,604
            Progressive Corp., 6.25%, 12/1/32    3,000,000    3,078
                                                           --------
               Total                                          4,682
                                                           --------

            Food Retailers (0.9%)
            Delhaize America Inc., 8.125%,
             4/15/11                             3,500,000    3,386
            Delhaize America, Inc., 9.00%,
             4/15/31                             2,000,000    1,840
                                                           --------
               Total                                          5,226
                                                           --------

            Metal Mining (0.4%)
            Rio Tinto Finance, Ltd., 5.75%,
             7/3/06                              2,000,000    2,185
                                                           --------
               Total                                          2,185
                                                           --------

            Motor Vehicle Parts/Accessories (0.8%)
            TRW, Inc., 7.125%, 6/1/09            1,000,000    1,118
            TRW, Inc., 7.75%, 6/1/29             3,113,000    3,672
                                                           --------
               Total                                          4,790
                                                           --------

            Motors and Generators (0.1%)
            Emerson Electric Co., 5.75%,
             11/1/11                               796,000      855
                                                           --------
               Total                                            855
                                                           --------

 Select Bond Portfolio


                                                           Market
                                                 Shares/    Value
             Corporate Bonds (28.4%)               Par     (000's)
             ------------------------------------------------------

             National Commercial Banks (0.7%)
             Bank One Corp., 5.25%, 1/30/13    $ 4,000,000 $  4,117
                                                           --------
                Total                                         4,117
                                                           --------

             News Dealers and Newsstands (0.7%)
             News America Holdings,
              7.75%, 12/1/45                     4,000,000    3,931
                                                           --------
                Total                                         3,931
                                                           --------

             Office Machines (0.4%)
             Pitney Bowes Credit Corp.,
              5.75%, 8/15/08                     2,250,000    2,490
                                                           --------
                Total                                         2,490
                                                           --------

             Oil and Gas Extraction (0.8%)
             Chevron Corp., 6.625%, 10/1/04      4,500,000    4,844
                                                           --------
                Total                                         4,844
                                                           --------

             Oil and Gas Field Machinery (0.7%)
             National-Oilwell, Inc.,
              5.65%, 11/15/12 144A               4,000,000    4,045
                                                           --------
                Total                                         4,045
                                                           --------

             Pharmaceuticals (3.3%)
             Eli Lilly & Co., 5.50%, 7/15/06     2,600,000    2,808
             Eli Lilly & Co., 7.125%, 6/1/25     1,400,000    1,653
             Johnson & Johnson, 6.625%, 9/1/09   2,750,000    3,206
             Johnson & Johnson, 6.95%, 9/1/29    2,200,000    2,640
             Merck & Co., Inc., 5.95%, 12/1/28   4,841,000    5,119
             Pfizer, Inc., 5.625%, 2/1/06        2,975,000    3,248
                                                           --------
                Total                                        18,674
                                                           --------

             Plastics Materials and Resins (0.9%)
             Eastman Chemical, 7.00%, 4/15/12    4,600,000    5,192
                                                           --------
                Total                                         5,192
                                                           --------

             Plumbing Fixture Fittings/Trim (0.4%)
             Masco Corp., 4.625%, 8/15/07          750,000      774
             Masco Corp., 6.50%, 8/15/32         1,250,000    1,285
                                                           --------
                Total                                         2,059
                                                           --------

             Retail -- Retail Stores (0.8%)
             Limited Brands, 6.125%, 12/1/12     4,500,000    4,737
                                                           --------
                Total                                         4,737
                                                           --------

             Search and Navigation Equipment (0.4%)
             Raytheon Co., 7.00%, 11/1/28        2,310,000    2,471
                                                           --------
                Total                                         2,471
                                                           --------

             Telephone Communications (0.9%)
             Alltel Corp., 7.00%, 7/1/12           600,000      691
             Alltel Corp., 7.875%, 7/1/32        3,750,000    4,602
                                                           --------
                Total                                         5,293
                                                           --------

                 Total Corporate Bonds
                  (Cost: $156,274)                          165,758
                                                           --------

                                                           Market
             Government (Domestic and            Shares/    Value
             Foreign) and Agency Bonds (51.8%)     Par     (000's)
             ------------------------------------------------------

             Federal Government and Agencies (51.8%)
               Aid-Israel, 0.00%, 11/1/24      $ 8,900,000 $  2,554
               Federal Home Loan Bank,
                5.54%, 1/8/09                    3,700,000    4,111
               Federal Home Loan Mortgage
                Corporation, 7.50%, 10/1/27      2,277,308    2,434
               Federal National Mortgage
                Association, 5.97%, 10/1/08      3,695,022    4,056
               Federal National Mortgage
                Association, 6.22%, 2/1/06       1,812,946    1,964
               Federal National Mortgage
                Association, 6.24%, 1/1/06       5,107,234    5,519
               Federal National Mortgage
                Association, 6.265%, 10/1/08     2,847,804    3,168
               Federal National Mortgage
                Association, 6.36%, 4/1/08       3,557,334    3,961
               Federal National Mortgage
                Association, 6.39%, 4/1/08       1,355,462    1,510
               Federal National Mortgage
                Association, 6.75%, 4/25/18      1,997,894    2,133
               Federal National Mortgage
                Association, 6.75%, 12/25/23     3,500,000    3,651
               Federal National Mortgage
                Association, 7.00%, 6/1/03          28,144       29
               Federal National Mortgage
                Association, 7.36%, 4/1/11       3,004,284    3,545
               Federal National Mortgage
                Association, 8.40%, 2/25/09        221,437      221
               Federal National Mortgage
                Association, 11.00%, 12/1/12        27,233       32
               Federal National Mortgage
                Association, 11.00%, 9/1/17        189,782      225
               Federal National Mortgage
                Association, 11.00%, 12/1/17        36,253       43
               Federal National Mortgage
                Association, 11.00%, 2/1/18         90,084      107
               Federal National Mortgage
                Association, 11.50%, 4/1/18         86,613      104
               Federal National Mortgage
                Association, 12.00%, 9/1/12        274,624      328
               Federal National Mortgage
                Association, 12.00%, 12/1/12        64,250       77
               Federal National Mortgage
                Association, 12.00%, 9/1/17         80,515       97
               Federal National Mortgage
                Association, 12.00%, 10/1/17        58,994       71
               Federal National Mortgage
                Association, 12.00%, 12/1/17        67,643       82
               Federal National Mortgage
                Association, 12.00%, 2/1/18         97,698      119
               Federal National Mortgage
                Association, 12.25%, 1/1/18         59,546       72
               Federal National Mortgage
                Association, 12.50%, 4/1/18         35,824       44

 Select Bond Portfolio


                                                           Market
             Government (Domestic and Foreign)   Shares/    Value
             and Agency Bonds (51.8%)              Par     (000's)
             ------------------------------------------------------

             Federal Government and Agencies continued
               Federal National Mortgage
                Association, 13.00%, 11/1/12   $    48,557 $     59
               Federal National Mortgage
                Association, 13.00%, 11/1/17        50,105       62
               Federal National Mortgage
                Association, 13.00%, 12/1/17        52,642       65
               Federal National Mortgage
                Association, 13.00%, 2/1/18        112,578      139
               Federal National Mortgage
                Association, 14.00%, 12/1/17        26,112       33
               Government National Mortgage
                Association, 5.50%, 10/15/31       148,230      152
               Government National Mortgage
                Association, 5.50%, 11/15/31        35,329       36
               Government National Mortgage
                Association, 5.50%, 12/15/31       793,793      816
               Government National Mortgage
                Association, 5.50%, 1/15/32      1,112,980    1,144
               Government National Mortgage
                Association, 5.50%, 2/15/32        472,007      485
               Government National Mortgage
                Association, 5.50%, 2/15/32         84,856       87
               Government National Mortgage
                Association, 5.50%, 3/15/32        912,865      938
               Government National Mortgage
                Association, 5.50%, 4/15/32         41,952       43
               Government National Mortgage
                Association, 5.50%, 7/15/32         73,828       76
               Government National Mortgage
                Association, 5.50%, 9/15/32     15,797,321   16,238
               Government National Mortgage
                Association, 7.00%, 5/15/23        111,340      119
               Government National Mortgage
                Association, 7.50%, 4/15/22         84,383       91
               Government National Mortgage
                Association, 7.50%, 10/15/23       245,317      264
               Government National Mortgage
                Association, 7.50%, 10/15/25         3,319        4
               Government National Mortgage
                Association, 7.50%, 11/15/25         4,416        5
               Government National Mortgage
                Association, 7.50%, 5/15/26          5,092        5
               Government National Mortgage
                Association, 7.50%, 1/15/27        110,903      119
               Government National Mortgage
                Association, 7.50%, 2/15/27        132,608      142
               Government National Mortgage
                Association, 7.50%, 3/15/27         22,065       24
               Government National Mortgage
                Association, 7.50%, 4/15/27         30,531       33
               Government National Mortgage
                Association, 7.50%, 8/15/27          4,064        4
               Government National Mortgage
                Association, 7.50%, 6/15/28        192,170      205
               Government National Mortgage
                Association, 8.00%, 1/15/26        119,937      131

                                                             Market
          Government (Domestic and Foreign)       Shares/     Value
          and Agency Bonds (51.8%)                  Par      (000's)
          -----------------------------------------------------------

          Federal Government and Agencies continued
          Government National Mortgage
           Association, 8.00%, 2/15/26          $    179,309 $    195
          Government National Mortgage
           Association, 8.00%, 8/15/26               222,931      243
          Government National Mortgage
           Association, 8.00%, 9/15/26                92,448      101
          Government National Mortgage
           Association, 8.00%, 12/15/26               29,374       32
          Government National Mortgage
           Association, 8.00%, 1/15/27                90,876       99
          Government National Mortgage
           Association, 8.00%, 3/15/27               170,040      185
          Government National Mortgage
           Association, 8.00%, 4/15/27               397,207      432
          Government National Mortgage
           Association, 8.00%, 6/15/27               114,323      124
          Government National Mortgage
           Association, 8.00%, 7/15/27               131,189      143
          Government National Mortgage
           Association, 8.00%, 8/15/27               102,990      112
          Government National Mortgage
           Association, 8.00%, 9/15/27               108,336      118
          Government National Mortgage
           Association, 8.50%, 9/15/21                 5,916        7
          Government National Mortgage
           Association, 8.50%, 3/15/23                   859        1
          Government National Mortgage
           Association, 8.50%, 6/15/23                   687        1
          Government National Mortgage
           Association, 8.50%, 6/15/24                31,017       34
          Government National Mortgage
           Association, 8.50%, 7/15/24                48,660       53
          Government National Mortgage
           Association, 8.50%, 11/15/24              200,600      221
          Government National Mortgage
           Association, 8.50%, 2/15/25                23,773       26
          Government National Mortgage
           Association, 11.00%, 1/15/18            1,789,245    2,075
          Government National Mortgage
           Association TBA, 5.50%, 12/1/25        11,000,000   11,067
          Government National Mortgage
           Association TBA, 5.50%, 2/15/32         3,400,000    3,473
          Housing & Urban Development,
           6.08%, 8/1/13                           4,000,000    4,512
          Housing & Urban Development,
           6.17%, 8/1/14                           3,000,000    3,390
          Rural Housing Trust 1987-1, Series 1,
           Class D, 6.33%, 4/1/26                    565,851      584
          US Treasury, 2.125%, 10/31/04            2,150,000    2,174
          US Treasury, 3.00%, 1/31/04              2,700,000    2,750
          US Treasury, 3.00%, 2/29/04             15,619,000   15,930
          US Treasury, 3.25%, 5/31/04             25,000,000   25,666
          US Treasury, 3.25%, 8/15/07              3,010,000    3,085
          US Treasury, 3.50%, 11/15/06               944,000      982
          US Treasury, 3.625%, 3/31/04             3,500,000    3,601
          US Treasury, 4.375%, 5/15/07             8,400,000    9,020

 Select Bond Portfolio


                                                            Market
           Government (Domestic and Foreign)      Shares/    Value
           and Agency Bonds (51.8%)                 Par     (000's)
           ---------------------------------------------------------

           Federal Government and Agencies continued
           US Treasury, 4.625%, 2/28/03         $ 4,145,000 $  4,167
           US Treasury, 4.75%, 11/15/08           2,600,000    2,838
           US Treasury, 5.375%, 2/15/31          21,956,000   23,935
           US Treasury, 6.25%, 5/15/30            2,502,000    2,994
           US Treasury Bond, 6.50%, 5/15/05      61,150,000   67,878
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                       6,689,026    7,244
           US Treasury Inflation Index Bond,
            3.625%, 1/15/08                      26,701,696   29,297
           US Treasury Inflation Index Bond,
            3.875%, 4/15/29                       4,796,093    5,865
           US Treasury Stripped, 0.00%,
            5/15/30                              25,820,000    6,250
                                                            --------
              Total Government (Domestic and
               Foreign) and Agency Bonds
               (Cost:3 $290,608)                             302,680
                                                            --------

           Mortgage/Asset Backed Securities (9.7%)
           ---------------------------------------------------------

           Auto Related (0.0%)
           Fleetwood Credit Corporation
            Grantor Trust, Series 1997-B, Class
            A, 6.40%, 5/15/13                       258,686      267
                                                            --------
              Total                                              267
                                                            --------

           Boat Dealers (0.1%)
           Nationscredit Grantor Trust, Series
            1997-2, Class A1, 6.35%, 4/15/14        456,759      463
                                                            --------
              Total                                              463
                                                            --------

           Commercial Banks (0.5%)
           Nationsbank Lease Pass-Through
            Trust, Series 1997-A, Class 1,
            7.442%, 1/10/11 144A                  2,462,108    2,750
                                                            --------
              Total                                            2,750
                                                            --------

           Commercial Mortgages (7.1%)
           Asset Securitization Corp., Series
            1996-MD6, Class CS1,
            1.632%, 11/13/26 IO                   4,099,129       24
           Asset Securitization Corp., Series
            1996-MD6, Class CS2,
            1.098%, 11/13/26 IO                  85,000,000      941
           Asset Securitization Corp., Series
            1997-D5, Class PS1,
            1.616%, 2/14/41 IO                   11,252,900      756
           Chase Commercial Mortgage
            Securities Corp., Series 1997-1,
            Class B, 7.37%, 4/19/07               1,000,000    1,151
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07             5,000,000    5,579
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07              2,000,000    2,238
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.644%, 12/15/07                      2,000,000    2,211

                                                            Market
            Mortgage/Asset Backed                Shares/     Value
            Securities (9.7%)                      Par      (000's)
            --------------------------------------------------------

            Commercial Mortgages continued
            Credit Suisse First Boston
             Mortgage Securities Corp., Series
             1997-C1, Class A2, 7.26%,
             6/20/07 144A                      $  1,331,054 $  1,483
            Credit Suisse First Boston
             Mortgage Securities Corp., Series
             1997-C1, Class B, 7.28%, 6/20/07
             144A                                 1,500,000    1,702
            Criimi Mae Commercial Mortgage
             Trust, Series 1998-C1, Class A1,
             7.00%, 11/2/06 144A                  3,000,000    3,244
            Criimi Mae Commercial Mortgage
             Trust, Series 1998-C1, Class B,
             7.00%, 11/2/11 144A                  4,000,000    3,973
            DLJ Commercial Mortgage Corp.,
             Series 1998-CF1, Class S,
             0.70%, 1/15/18 IO                  111,970,014    3,454
            DLJ Mortgage Acceptance Corp.,
             Series 1997-CF2, Class S,
             0.35%, 10/15/17 IO 144A             93,196,038    1,751
            The Equitable Life Assurance
             Society, Series 174, Class C1,
             7.52%, 5/15/06 144A                  2,000,000    2,249
            Midland Realty Acceptance Corp.,
             Series 1996-C2, Class AEC,
             1.35%, 1/25/29 IO 144A              10,437,034      460
            Mortgage Capital Funding, Inc.,
             Series 1997-MC1, Class A3,
             7.28%, 3/20/07                       5,323,000    6,050
            Nomura Asset Securities
             Corporation, Series 1998-D6,
             Class A2, 6.99%, 3/17/28             2,800,000    3,231
            RMF Commercial Mortgage Pass-
             Through, Series 1997-1, Class F,
             7.47%, 1/15/19 144A                  1,800,000      920
                                                            --------
               Total                                          41,417
                                                            --------

            Credit Card Asset Backed (0.0%)
            Heilig-Meyers Master Trust, Series
             1998-1A, Class A,
             6.125%, 1/20/07 144A                 1,108,517        6
                                                            --------
               Total                                               6
                                                            --------

            Franchise Loan Receivables (0.2%)
            Enterprise Mortgage Acceptance
             Co., Series 1998-1, Class IO,
             1.37%, 1/15/23 IO 144A              25,644,324      833
            Global Franchise Trust,
             Series 1998-1, Class A1,
             6.35%, 4/10/04 144A                    233,414      229
                                                            --------
               Total                                           1,062
                                                            --------

            Home Equity Loan (0.4%)
            Vanderbilt Mortgage Finance, Inc.,
             Series 1997-B, Class 1A4,
             7.19%, 2/7/14                        2,096,751    2,164
                                                            --------
               Total                                           2,164
                                                            --------

 Select Bond Portfolio


                                                            Market
           Mortgage/Asset Backed                 Shares/     Value
           Securities (9.7%)                       Par      (000's)
           ---------------------------------------------------------

           Commercial Mortgages continued

           Manufactured Housing (0.1%)
           Mid-State Trust, Series 6, Class
            A3, 7.54%, 7/1/35                  $    761,105 $    784
                                                            --------
              Total                                              784
                                                            --------

           Residential Mortgages (0.1%)
           Blackrock Capital Finance LP,
            Series 1997-R1, Class B3,
            7.75%, 3/25/37 144A                   2,246,011      146
           Blackrock Capital Finance LP,
            Series 1997-R3, Class B3,
            7.25%, 11/25/28 144A                  3,965,446      397
                                                            --------
              Total                                              543
                                                            --------

           Retail-Retail Stores (1.2%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.40%, 1/20/17              6,083,409    7,118
                                                            --------
              Total                                            7,118
                                                            --------

               Total Mortgage/Asset Backed
                Securities (Cost: $61,131)                    56,574
                                                            --------

           Money Market Investments (17.9%)
           ---------------------------------------------------------

           Asset-Backed Securities (CMO'S) (0.9%)
           # Fcar Owner Trust 1, 1.35%, 2/4/03    5,000,000    4,994
                                                            --------
              Total                                            4,994
                                                            --------

           Federal Government and Agencies (0.3%)
           Federal Home Loan Bank,
            1.24%, 3/7/03                         1,600,000    1,597
                                                            --------
              Total                                            1,597
                                                            --------

           Finance Lessors (0.9%)
           #Receivables Capital Corp.,
            1.35%, 1/21/03                        5,000,000    4,996
                                                            --------
              Total                                            4,996
                                                            --------

           Finance Services (0.9%)
           Ciesco LP, 1.33%, 1/30/03              5,000,000    4,995
                                                            --------
              Total                                            4,995
                                                            --------

           Financials (0.8%)
           Salomon Smith Barney Holdings,
            2.06%, 4/9/03                         4,830,000    4,832
                                                            --------
              Total                                            4,832
                                                            --------

           Machinery (0.5%)
           John Deere Capital Corp.,
            1.64%, 1/7/03                         3,000,000    2,999
                                                            --------
              Total                                            2,999
                                                            --------

           Miscellaneous Business Credit Institutions (1.5%)
           National Rural Utility Co.,
            1.38%, 1/13/03                        5,000,000    4,998
           Quincy Capital Corp.,
            1.35%, 1/6/03                         4,400,000    4,399
                                                            --------
              Total                                            9,397
                                                            --------

                                                              Market
          Money Market Investments                Shares/      Value
          (17.9%)                                   Par       (000's)
          ------------------------------------------------------------

          Miscellaneous Manufacturing Industries (0.9%)
          Koch Industries, 1.20%, 1/2/03        $  5,880,000 $  5,880
                                                             --------
             Total                                              5,880
                                                             --------

          Nonclassifiable Establishments (0.8%)
          Thunder Bay Funding, Inc,
           1.35%, 1/7/03                           5,000,000    4,999
                                                             --------
             Total                                              4,999
                                                             --------

          Passenger Car Rental (0.9%)
          Delaware Funding Corp.,
           1.35%, 1/7/03                           5,000,000    4,999
                                                             --------
             Total                                              4,999
                                                             --------

          Personal Credit Institutions (0.9%)
          Toyota Motor Credit Co.,
           1.32%, 1/23/03                          5,000,000    4,996
                                                             --------
             Total                                              4,996
                                                             --------

          Pharmaceutical Preparations (0.9%)
          Wyeth, 1.85%, 1/7/03                     5,000,000    4,998
                                                             --------
             Total                                              4,998
                                                             --------

          Security Brokers and Dealers (0.9%)
          Morgan St. Dean Witter,
           1.32%, 2/4/03                           5,000,000    4,994
                                                             --------
             Total                                              4,994
                                                             --------

          Short Term Business Credit (5.9%)
          American Express Credit,
           1.25%, 2/4/03                           5,000,000    4,994
          Asset Securitization, 1.33%, 1/8/03      5,000,000    4,998
          CXC Inc., 1.76%, 1/17/03                 5,000,000    4,996
          Old Line Funding Corp.,
           1.38%, 1/15/03                          5,000,000    4,997
          Preferred Receivable Funding,
           1.35%, 1/27/03                          5,000,000    4,995
          Transamerica Financial Corp.,
           1.33%, 1/17/03                          5,000,000    4,997
          UBS Finance LLC, 1.32%, 2/10/03          5,000,000    4,993
                                                             --------
             Total                                             34,970
                                                             --------

          Tobacco Products (0.9%)
          Philip Morris Disc, 1.31%, 1/27/03       5,000,000    4,995
                                                             --------
             Total                                              4,995
                                                             --------

              Total Money Market
               Investments
               (Cost: $104,641)                               104,641
                                                             --------

              Total Investments (107.8%)
               (Cost $612,654)`                               629,653
                                                             --------

              Other Assets, Less Liabilities
               (-7.8%)                                        (45,635)
                                                             --------

              Total Net Assets (100.0%)                      $584,018
                                                             --------

 Select Bond Portfolio



` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $621,308 and the net unrealized appreciation of investments based on that cost was $8,345 which is comprised of $30,096 aggregate gross unrealized appreciation and $21,751 aggregate gross unrealized depreciation.

  144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

  IO -- Interest Only Security

++Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                 Number              Appreciation /
                                   of     Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             US TEN YEAR
              TREASURY
              NOTE                 87        3/03        $(190)
             (Total Notional
              Value at 12/31/02
              $9,819)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                            Market
                                                  Shares/    Value
           Short Term Paper (92.1%)                 Par     (000's)
           ---------------------------------------------------------

           Agricultural Services (1.9%)
           Cargill Inc., 1.32%, 3/21/03         $ 9,740,000 $  9,712
                                                            --------
              Total                                            9,712
                                                            --------

           Asset Backed Security (5.5%)
           Fcar Owner Trust I, 1.64%, 3/13/03    12,500,000   12,460
           New Center Asset Trust,
            1.34%, 2/18/03                       15,000,000   14,973
                                                            --------
              Total                                           27,433
                                                            --------

           Auto Related (8.1%)
           BMW U.S. Capital Corp.,
            1.31%, 1/15/03                       11,955,000   11,949
           Daimler-Chrysler Na Hldg,
            1.92%, 1/24/03                        4,500,000    4,494
           Ford Motor Credit, 1.96%, 1/21/03      4,500,000    4,495
           General Motors Corp., 1.95%, 1/9/03    4,500,000    4,498
           Toyota Motor Credit Co.,
            1.31%, 1/30/03                       15,000,000   14,985
                                                            --------
              Total                                           40,421
                                                            --------

           Commercial Banks (7.5%)
           Dresdner, 1.32%, 2/11/03              12,500,000   12,481
           Marshall &Isley Bank, 1.37%,
            1/31/03                              10,000,000    9,989
           UBS Finance LLC, 1.3%, 3/18/03        15,000,000   14,959
                                                            --------
              Total                                           37,429
                                                            --------

           Diversified Business Finance (3.0%)
           General Electric, 1.84%, 7/9/03        5,000,000    5,000
           General Electric Capital,
            1.31%, 2/14/03                        5,000,000    4,992
           General Electric Capital,
            1.77%, 6/16/03                        5,000,000    4,959
                                                            --------
              Total                                           14,951
                                                            --------

           Finance Lessors (3.0%)
           Receivables Capital Corp.,
            1.32%, 1/17/03                        6,000,000    5,996
           Receivables Capital Corp.,
            1.77%, 1/27/03                        9,220,000    9,209
                                                            --------
              Total                                           15,205
                                                            --------

           Finance Services (11.6%)
           American General, 1.37%, 2/6/03       13,000,000   12,981
           Asset Securitization, 1.32%, 1/21/03  10,000,000    9,993
           Asset Securitization, 1.34%, 1/17/03   5,000,000    4,997
           Ciesco LP, 1.34%, 1/22/03             10,080,000   10,072
           Ciesco LP, 1.77%, 1/10/03              5,190,000    5,188
           Preferred Receivable Funding,
            1.32%, 1/13/03                       11,500,000   11,495

                                                             Market
                                                  Shares/     Value
           Short Term Paper (92.1%)                 Par      (000's)
           ----------------------------------------------------------

           Finance Services continued
           Preferred Receivable Funding,
            1.35%, 1/24/03                       $ 4,000,000 $  3,997
                                                             --------
              Total                                            58,723
                                                             --------

           Government (8.1%)
           Federal Home Loan Bank,
            1.53%, 3/26/03                        15,925,000   15,868
           Federal National Mortgage
            Association, 1.26%, 3/19/03           15,000,000   14,960
           U.S. Treasury Bill, 1.515%, 4/10/03    10,000,000    9,958
                                                             --------
              Total                                            40,786
                                                             --------

           Machinery ( 3.5%)
           Catepillar Financial, 1.31%,
            1/14/03                                8,715,000    8,711
           Caterpillar Financial Services
            Corp., 1.92%, 6/1/03                   4,000,000    4,000
           John Deere Capital Corp.,
            1.64%, 1/7/03                          5,000,000    4,999
                                                             --------
              Total                                            17,710
                                                             --------

           Miscellaneous Business Credit Institutions (5.3%)
           Delaware Funding Corp.,
            1.31%, 2/3/03                         12,900,000   12,885
           Quincy Capital Corp., 1.35%,
            1/31/03                               13,772,000   13,756
                                                             --------
              Total                                            26,641
                                                             --------

           Miscellaneous Manufacturing Industries (3.5%)
           Koch Industries, 1.20%, 1/2/03         17,790,000   17,789
                                                             --------
              Total                                            17,789
                                                             --------

           National Commercial Banks (0.6%)
           Marshall & Ilsley Corp.,
            1.34%, 1/17/03                         3,000,000    2,998
                                                             --------
              Total                                             2,998
                                                             --------

           Nonclassifiable Establishments (3.1%)
           Thunder Bay Funding, Inc.,
            1.33%, 1/24/03                         9,535,000    9,527
           Thunder Bay Funding, Inc.,
            1.35%, 1/10/03                         6,000,000    5,998
                                                             --------
              Total                                            15,525
                                                             --------

           Personal Credit Institutions (8.1%)
           American Express Credit,
            1.32%, 1/14/03                        10,500,000   10,495
           American Express Credit,
            1.32%, 1/31/03                        12,500,000   12,486
           Associates First Capital Corp.,
            1.86%, 6/26/03                         5,000,000    5,000

 Money Market Portfolio


                                                            Market
                                                 Shares/     Value
            Short Term Paper (92.1%)               Par      (000's)
            --------------------------------------------------------

            Personal Credit Institutions continued
            Household Finance Corp.,
             1.55%, 1/21/03                     $ 6,200,000 $  6,195
            Household Finance Corp.,
             1.60%, 2/5/03                        6,200,000    6,190
                                                            --------
               Total                                          40,366
                                                            --------

            Pharmaceutical Preparations (2.5%)
            Wyeth, 1.78%, 2/4/03                  6,200,000    6,190
            Wyeth, 1.85%, 1/6/03                  6,300,000    6,298
                                                            --------
               Total                                          12,488
                                                            --------

            Security Brokers and Dealers
             (6.2%)
            Goldman Sachs Group, Inc.,
             1.89%, 3/5/03                        5,000,000    5,000
            Goldman Sachs Group, Inc.,
             1.78%, 2/3/03                       11,720,000   11,701
            Morgan St. Dean Witter, 1.32%,
             2/4/03                               9,000,000    8,989
            Salomon Smith Barney Hlds.,
             1.33%, 2/24/03                       5,300,000    5,289
                                                            --------
               Total                                          30,979
                                                            --------

            Short Term Business Credit (5.7%)
            CXC Inc., 1.33%, 2/3/03              10,355,000   10,342
            CXC Inc., 1.34%, 2/6/03               3,150,000    3,146
            Old Line Funding Corp., 1.31%,
             2/6/03                              10,000,000    9,987
            Old Line Funding Corp., 1.34%,
             2/7/03                               5,000,000    4,993
                                                            --------
               Total                                          28,468
                                                            --------

            Telephone Communications (1.0%)
            BellSouth Corp., 4.105%, 4/26/03      5,000,000    5,023
                                                            --------
               Total                                           5,023
                                                            --------

            Tobacco Products (2.6%)
            Philip Morris Companies, Inc.,
             1.32%, 2/4/03                       10,000,000    9,987
            Philip Morris Companies, Inc.,
             1.33%, 1/21/03                       3,000,000    2,998
                                                            --------
               Total                                          12,985
                                                            --------

                                                             Market
                                                  Shares/     Value
          Short Term Paper (92.1%)                  Par      (000's)
          -----------------------------------------------------------

          Utility -- Electric (1.3%)
          National Rural Utility, 1.40%,
           1/27/03                              $ 6,300,000 $  6,294
                                                            --------
             Total                                             6,294
                                                            --------

              Total Short Term Paper
               (Cost: $461,926)                              461,926
                                                            --------

          Corporate Bonds Domestic (7.9%)
          -----------------------------------------------------------

          Security Brokers and Dealers (3.7%)
          Merrill Lynch Co., Inc.,
           4.97%, 4/30/03                         2,500,000    2,518
          Merrill Lynch Co., Inc.,
           7.18%, 2/11/03                         3,100,000    3,116
          Merrill Lynch Co., Inc.,
           7.85%, 3/01/03                         4,000,000    4,083
          Morgan Stanley Dean Witter,
           6.875%, 3/1/03                         3,700,000    3,728
          Salomon Smith Barney Holdings,
           Inc., 7.50%, 2/1/03                    5,000,000    5,024
                                                            --------
             Total                                            18,469
                                                            --------

          Short Term Business Credit (2.8%)
          Transamerica Financial Corp.,
           1.31%, 2/10/03                        14,000,000   13,980
                                                            --------
             Total                                            13,980
                                                            --------

          Utility -- Electric (1.4%)
          National Rural Utilities,
           7.375%, 2/10/03                        7,000,000    7,036
                                                            --------
             Total                                             7,036
                                                            --------

              Total Corporate Bonds
               Domestic
               (Cost: $39,485)                                39,485
                                                            --------

              Total Investments (100.0%)
               (Cost $501,411)`                              501,411
                                                            --------

              Other Assets, Less Liabilities
               (0.0%)                                            (98)
                                                            --------

              Total Net Assets (100.0%)                     $501,313
                                                            --------

` Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
December 31, 2002
(in thousands, except per share amounts)


                                                                                                    Franklin
                                                                                                    Templeton
                                           Small Cap    T. Rowe Price   Aggressive  International International  Index 400
                                          Growth Stock Small Cap Value Growth Stock    Growth        Equity        Stock
                                           Portfolio      Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)..............  $  255,193    $   61,653     $  996,827   $   35,383    $  562,544   $  225,064
  Cash...................................          --         1,725             --          116            97          207
  Due from Futures Variation Margin......          --            --             --           --            --           55
  Due from Sale of Fund Shares...........          --            --             --           41           209           --
  Due from Sale of Securities............          --            26             --            5            --           --
  Due from Sale of Foreign Currency......          --            --             --          224            --           --
  Dividends and Interest Receivable......          18            90            227           93         1,164          153
                                           ----------    ----------     ----------   ----------    ----------   ----------
    Total Assets.........................     255,211        63,494        997,054       35,862       564,014      225,479
                                           ----------    ----------     ----------   ----------    ----------   ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.........         185           309          2,496          221            --           --
  Due on Purchase of Foreign Currency....          --            --             --          228            --           --
  Due on Redemption of Fund Shares.......          --            --             --            1           506           --
  Due to Investment Advisor..............         133            82            467           14           353           50
  Accrued Expenses.......................          13            20             16           25            53           19
  Due on Futures Variation Margin........          --            --             --           --            --           --
                                           ----------    ----------     ----------   ----------    ----------   ----------
    Total Liabilities....................         331           411          2,979          489           912           69
                                           ----------    ----------     ----------   ----------    ----------   ----------
    Net Assets...........................  $  254,880    $   63,083     $  994,075   $   35,373    $  563,102   $  225,410
                                           ==========    ==========     ==========   ==========    ==========   ==========
Represented By:
  Aggregate Paid in Capital (2), (3).....  $  316,909    $   67,686     $1,251,056   $   42,335    $  746,099   $  260,933
  Undistributed Accumulated Net
   Investment Income (Loss)..............          --            36             --           (5)       10,960        1,961
  Undistributed Accumulated Net Realized
   Gain (Loss) on Investments............     (45,904)         (305)      (216,890)      (4,623)      (74,953)      (4,475)
  Net Unrealized Appreciation
   (Depreciation) of:
    Investment Securities................     (16,125)       (4,334)       (40,091)      (2,336)     (119,088)     (32,896)
    Futures Contracts....................          --            --             --           --            --         (113)
    Foreign Currency Transactions........          --            --             --            2            84           --
                                           ----------    ----------     ----------   ----------    ----------   ----------
  Net Assets for Shares Outstanding (2)..  $  254,880    $   63,083     $  994,075   $   35,373    $  563,102   $  225,410
                                           ==========    ==========     ==========   ==========    ==========   ==========
  Net Asset Value, Offering and
   Redemption Price per Share............  $     1.46    $     0.95     $     2.18   $     0.79    $     1.02   $     0.95
                                           ==========    ==========     ==========   ==========    ==========   ==========
(1) Investments, at cost.................  $  271,318    $   65,987     $1,036,918   $   37,719    $  681,632   $  257,960
(2) Shares outstanding...................     175,132        66,203        455,396       44,768       549,889      236,841
(3) Shares authorized, $.01 par value....   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000    2,000,000

   The Accompanying Notes are an Integral Part of the Financial Statements.

                J.P. Morgan
               Select Growth
                and Income   Capital Guardian                                               High Yield
Growth Stock       Stock     Domestic Equity  Index 500 Stock Asset Allocation  Balanced       Bond     Select Bond Money Market
 Portfolio       Portfolio      Portfolio        Portfolio       Portfolio      Portfolio   Portfolio    Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------------------------------
$  551,818      $  365,736      $   74,151      $1,362,613       $   87,061     $2,704,286  $  134,086  $  629,653   $  501,411
        --              --             228              --              137             --         240         664           --
         6              --              --              27               11            369          --          --           --
        --              --              --              --               --             --          --          --           --
        --              --              --              --                1          2,300          14          --           --
        --              --              --              --                1             --          --          --           --
       450             485             167           2,116              443         14,107       3,289       5,605          740
 ----------     ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
   552,274         366,221          74,546       1,364,756           87,654      2,721,062     137,629     635,922      502,151
 ----------     ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------

       631              77             220           1,604              301        158,860          --      51,648          838
        --              --              --              --               --             --          --          --           --
        --              --              --              --               --             --          --          --           --
       211             190              42             243               61            673          61         152           --
        11              10              10              28               32             --          15           1           --
        --              --              --              --               --             --          --         103           --
 ----------     ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
       853             277             272           1,875              394        159,533          76      51,904          838
 ----------     ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
$  551,421      $  365,944      $   74,274      $1,362,881       $   87,260    $ 2,561,529  $  137,553  $  584,018   $  501,313
 ==========     ==========      ==========      ==========       ==========    ===========  ==========  ==========   ==========
$  662,923      $  572,953      $   89,159      $1,310,825       $   96,076    $ 2,179,629  $  231,614  $  538,100   $  501,313
     4,774           3,769              17          21,934               (2)        85,237         159      24,109           --
  (118,121)        (81,452)         (3,894)          4,657           (4,829)       (59,822)    (84,324)      5,000           --
     1,919        (129,326)        (11,008)         25,814           (3,731)       365,951      (9,896)     16,999           --
       (74)             --              --            (349)            (254)        (9,466)         --        (190)          --
        --              --              --              --               --             --          --          --           --
 ----------     ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
$  551,421      $  365,944      $   74,274      $1,362,881       $   87,260    $ 2,561,529  $  137,553  $  584,018   $  501,313
 ==========     ==========      ==========      ==========       ==========    ===========  ==========  ==========   ==========
$     1.59      $     0.87      $     0.76      $     2.17       $     0.86    $      1.62  $     0.56  $     1.27   $     1.00
 ==========     ==========      ==========      ==========       ==========    ===========  ==========  ==========   ==========
$  549,899      $  495,062      $   85,159      $1,336,799       $   90,792    $ 2,338,335  $  143,982  $  612,654   $  501,411
   347,218         421,624          97,978         629,065          101,691      1,579,113     244,296     459,566      501,334
 2,000,000       2,000,000       2,000,000       2,000,000        2,000,000      3,000,000   2,000,000   1,000,000    2,000,000

 Statements of Operations


Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2002
(in thousands)

                                                                                                           Franklin
                                                                                                           Templeton
                                                  Small Cap    T. Rowe Price   Aggressive  International International Index 400
                                                 Growth Stock Small Cap Value Growth Stock    Growth        Equity       Stock
                                                  Portfolio      Portfolio     Portfolio     Portfolio     Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Income........................................
   Interest.....................................   $    652       $    37      $   2,271      $    23      $     817   $    256
   Dividends (1)................................        272           707          2,484          534         15,441      2,342
                                                   --------       -------      ---------      -------      ---------   --------
      Total Income..............................        924           744          4,755          557         16,258      2,598
                                                   --------       -------      ---------      -------      ---------   --------
  Expenses
   Management Fees..............................      1,625           412          6,030          243          4,396        571
   Custodian Expenses                                    23            67             24          102            475         45
   Other Expenses                                        --            --             --            3              2         --
   Audit Fees...................................         18            13             19           18             23         18
   Shareholder Reporting Expenses...............          2             1              1           --             --          5
                                                   --------       -------      ---------      -------      ---------   --------
      Total Expenses............................      1,668           493          6,074          366          4,896        639
                                                   --------       -------      ---------      -------      ---------   --------
    Less Waived Fees:
      Paid by Affiliate.........................         --            (9)            --          (10)            --         --
      Paid Indirectly...........................         (4)           (1)            (5)          --             --         (4)
                                                   --------       -------      ---------      -------      ---------   --------
      Total Net Expenses........................      1,664           483          6,069          356          4,896        635
                                                   --------       -------      ---------      -------      ---------   --------
   Net Investment Income (Loss).................       (740)          261         (1,314)         201         11,362      1,963
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities........................    (17,952)         (107)      (186,384)      (3,545)       (59,141)       508
   Futures Contracts............................       (598)         (128)       (10,475)          --             --     (1,958)
   Foreign Currency Transactions................         --            --             --           (4)          (323)        --
                                                   --------       -------      ---------      -------      ---------   --------
      Net Realized Gain (Loss) on
       Investments..............................    (18,550)         (235)      (196,859)      (3,549)       (59,464)    (1,450)
                                                   --------       -------      ---------      -------      ---------   --------
  Net Unrealized Appreciation (Depreciation) of
   Investments for the Period:
   Investment Securities........................    (38,361)       (5,490)       (79,605)      (1,089)       (65,979)   (38,601)
   Futures Contracts............................       (291)           --           (255)          --             --       (313)
   Foreign Currency Transactions................         --            --             --           (7)            46         --
                                                   --------       -------      ---------      -------      ---------   --------
      Net Unrealized Appreciation
       (Depreciation) of Investments for
       the Period...............................    (38,652)       (5,490)       (79,860)      (1,096)       (65,933)   (38,914)
                                                   --------       -------      ---------      -------      ---------   --------
  Net Gain (Loss) on Investments................    (57,202)       (5,725)      (276,719)      (4,645)      (125,397)   (40,364)
                                                   --------       -------      ---------      -------      ---------   --------
Net Increase (Decrease) in Net Assets Resulting
 from Operations................................   $(57,942)      $(5,464)     $(278,033)     $(4,444)     $(114,035)  $(38,401)
                                                   ========       =======      =========      =======      =========   ========
  (1) Less Foreign dividend tax.................   $     --       $    --      $       1      $    66      $   1,608   $     --

   The Accompanying Notes are an Integral Part of the Financial Statements.

              J.P. Morgan
             Select Growth
              and Income   Capital Guardian Index 500    Asset               High Yield
Growth Stock     Stock     Domestic Equity    Stock    Allocation Balanced      Bond    Select Bond Money Market
 Portfolio     Portfolio      Portfolio     Portfolio  Portfolio  Portfolio  Portfolio   Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------------
$       997    $     164       $     64     $     404   $ 1,563   $  75,118   $ 14,591    $25,689      $8,907
      6,463        6,174          1,241        24,835       327      18,657        828         --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      7,460        6,338          1,305        25,239     1,890      93,775     15,419     25,689       8,907
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      2,655        2,542            380         3,142       387       8,318        716      1,452       1,401
         14            8             17            69       146          --         18         --          --
         --           --             --            --        --          --         --         --          --
         19           19              9            19        15          --         21         --          --
          1            2              1             7        13          --          6         --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      2,689        2,571            407         3,237       561       8,318        761      1,452       1,401
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
         --           --             --            --       (78)         --         --         --        (130)
        (3)           (3)            (1)           (4)       (1)         --         (1)        --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      2,686        2,568            406         3,233       482       8,318        760      1,452       1,271
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      4,774        3,770            899        22,006     1,408      85,457     14,659     24,237       7,636
   (60,577)      (51,494)        (3,717)       10,195    (3,079)     30,825    (18,912)    10,356          --
    (4,409)           --             --        (2,638)   (1,545)    (68,166)        --        182          --
         --           --             --            --        --          --         --         74          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------

   (64,986)      (51,494)        (3,717)        7,557    (4,624)    (37,341)   (18,912)    10,612          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
   (86,277)     (105,636)       (11,278)     (431,637)   (3,606)   (263,210)      (272)    20,663          --
      (410)           --             --          (467)     (285)    (10,553)        --       (190)         --
         --           --             --            --        --          --         --         --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------


   (86,687)     (105,636)       (11,278)     (432,104)   (3,891)   (273,763)      (272)    20,473          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
  (151,673)     (157,130)       (14,995)     (424,547)   (8,515)   (311,104)   (19,184)    31,085          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------

 $(146,899)    $(153,360)      $(14,096)    $(402,541)  $(7,107)  $(225,647)  $ (4,525)   $55,322      $7,636
===========    =========       ========     =========   =======   =========   ========    =======      ======
$        --    $      12       $      8     $      57   $    20   $      33   $     --    $    --      $   --

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Small Cap Growth Stock Portfolio                          2002         2001
-------------------------------------------------------------------------------
                                                           (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)......................   $   (740)    $    433
   Net Realized Gain (Loss) on Investments...........    (18,550)     (22,674)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period......................    (38,652)      13,879
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    (57,942)      (8,362)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (432)         (19)
   Net Realized Gain on Investments..................         --           (5)
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (432)         (24)
                                                        --------     --------
 Fund Share Transactions
   Proceeds from Sale of 38,312 and 45,505 Shares....     63,816       78,169
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (233 and 13 shares,
     respectively)...................................        432           24
   Payments for 26,639 and 17,164 Shares Redeemed....    (42,442)     (28,673)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (11,906 and 28,354 shares, respectively).......     21,806       49,520
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    (36,568)      41,134
Net Assets
   Beginning of Period...............................    291,448      250,314
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $0 and $433,
     respectively)...................................   $254,880     $291,448
                                                        ========     ========

                                                                   For the period
                                                        For the    July 31, 2001**
                                                       Year Ended      through
                                                      December 31,  December 31,
T. Rowe Price Small Cap Value Portfolio                   2002          2001
----------------------------------------------------------------------------------
                                                             (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    261       $    52
   Net Realized Gain (Loss) on Investments...........       (235)           12
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period......................     (5,490)        1,156
                                                        --------       -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     (5,464)        1,220
                                                        --------       -------
 Distributions to Shareholders from:
   Net Investment Income.............................       (330)          (51)
   Net Realized Gain on Investments..................        (20)           --
                                                        --------       -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (350)          (51)
                                                        --------       -------
 Fund Share Transactions
   Proceeds from Sale of 55,011 and 22,033 Shares....     57,721        21,131
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (358 and 50 shares,
     respectively)...................................        350            51
   Payments for 9,858 and 1,391 Shares Redeemed......    (10,177)       (1,348)
                                                        --------       -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (45,511 and 20,692 shares, respectively).......     47,894        19,834
                                                        --------       -------
 Total Increase (Decrease) in Net Assets.............     42,080        21,003
Net Assets
   Beginning of Period...............................     21,003            --
                                                        --------       -------
   End of Period (Includes undistributed net
     investment income of $36 and $10,
     respectively)...................................   $ 63,083       $21,003
                                                        ========       =======

**Portfolio commenced operations July 31, 2001.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                         For the        For the
                                                        Year Ended    Year Ended
                                                       December 31,  December 31,
Aggressive Growth Stock Portfolio                          2002          2001
-----------------------------------------------------------------------------------
                                                              (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss).......................  $   (1,314)   $    1,100
   Net Realized Gain (Loss) on Investments............    (196,859)        8,908
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period.......................     (79,860)     (348,808)
                                                        ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................    (278,033)     (338,800)
                                                        ----------    ----------
 Distributions to Shareholders from:
   Net Investment Income..............................      (1,101)       (1,517)
   Net Realized Gain on Investments...................     (24,420)     (310,659)
                                                        ----------    ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................     (25,521)     (312,176)
                                                        ----------    ----------
 Fund Share Transactions
     Proceeds from Sale of 39,350 and 86,780
      Shares..........................................      99,265       305,560
     Proceeds from Shares Issued on Reinvestment
      of Distributions Paid (9,223 and 101,785
      shares, respectively)...........................      25,521       312,176
     Payments for 68,530 and 92,520 Shares
      Redeemed........................................    (169,033)     (320,897)
                                                        ----------    ----------
      Net Increase (Decrease) in Net Assets
        Resulting from Fund Share Transactions
        ((19,957) and 96,045 shares, respectively)....     (44,247)      296,839
                                                        ----------    ----------
 Total Increase (Decrease) in Net Assets..............   (347,801)      (354,137)
Net Assets
   Beginning of Period................................   1,341,876     1,696,013
                                                        ----------    ----------
   End of Period (Includes undistributed net
     investment income of $0 and $1,100,
     respectively)....................................  $  994,075    $1,341,876
                                                        ==========    ==========

                                                                    For the period
                                                         For the    July 31, 2001**
                                                        Year Ended      through
                                                       December 31,  December 31,
International Growth Portfolio                             2002          2001
-----------------------------------------------------------------------------------
                                                              (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss).......................  $      201    $        6
   Net Realized Gain (Loss) on Investments............      (3,549)       (1,110)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period.......................      (1,096)       (1,238)
                                                        ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................      (4,444)       (2,342)
                                                        ----------    ----------
 Distributions to Shareholders from:
   Net Investment Income..............................        (186)           --
   Net Realized Gain on Investments...................          --            --
                                                        ----------    ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................        (186)           --
                                                        ----------    ----------
 Fund Share Transactions
   Proceeds from Sale of 33,327 and 29,730 Shares.....      28,213        29,286
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (239 and 0 shares,
     respectively)....................................         186            --
   Payments for 18,478 and 50 Shares Redeemed.........     (15,296)          (44)
                                                        ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (15,088 and 29,680 shares, respectively)........      13,103        29,242
                                                        ----------    ----------
 Total Increase (Decrease) in Net Assets..............       8,473        26,900
Net Assets
   Beginning of Period................................      26,900            --
                                                        ----------    ----------
   End of Period (Includes undistributed net
     investment income of ($5) and $0,
     respectively)....................................  $   35,373    $   26,900
                                                        ==========    ==========

**Portfolio commenced operations July 31, 2001.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Franklin Templeton International Equity Portfolio                   2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................  $  11,362   $    14,894
   Net Realized Gain (Loss) on Investments.....................    (59,464)      (16,599)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................    (65,933)     (106,892)
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................   (114,035)     (108,597)
                                                                 ---------   -----------
 Distributions to Shareholders from:
   Net Investment Income.......................................    (13,714)      (13,356)
   Net Realized Gain on Investments............................         --       (67,555)
                                                                 ---------   -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................    (13,714)      (80,911)
                                                                 ---------   -----------
 Fund Share Transactions
   Proceeds from Sale of 793,092 and 897,043 Shares............    933,407     1,261,855
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,614 and 57,917 shares,
     respectively).............................................     13,714        80,911
   Payments for 821,108 and 883,476 Shares Redeemed............   (972,683)   (1,246,462)
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ( (17,402) and 71,484 shares,
      respectively)............................................    (25,562)       96,304
                                                                 ---------   -----------
 Total Increase (Decrease) in Net Assets.......................   (153,311)      (93,204)
Net Assets
   Beginning of Period.........................................    716,413       809,617
                                                                 ---------   -----------
   End of Period (Includes undistributed net investment
     income of $10,960 and $13,635, respectively)..............  $ 563,102   $   716,413
                                                                 =========   ===========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Index 400 Stock Portfolio                                           2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................   $  1,963     $  1,833
   Net Realized Gain (Loss) on Investments.....................     (1,450)      (2,974)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................    (38,914)       2,256
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................    (38,401)       1,115
                                                                  --------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (1,830)         (21)
   Net Realized Gain on Investments............................         --       (2,155)
                                                                  --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (1,830)      (2,176)
                                                                  --------     --------
 Fund Share Transactions
   Proceeds from Sale of 74,689 and 77,185 Shares..............     80,833       84,032
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,547 and 1,962 shares,
     respectively).............................................      1,830        2,176
   Payments for 27,258 and 11,583 Shares Redeemed..............    (27,756)     (12,029)
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (48,978 and 67,564 shares,
      respectively)............................................     54,907       74,179
                                                                  --------     --------
 Total Increase (Decrease) in Net Assets.......................     14,676       73,118
Net Assets
   Beginning of Period.........................................    210,734      137,616
                                                                  --------     --------
   End of Period (Includes undistributed net investment
     income of $1,961 and $1,833, respectively)................   $225,410     $210,734
                                                                  ========     ========

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Growth Stock Portfolio                                              2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   4,774    $   7,118
   Net Realized Gain (Loss) on Investments.....................    (64,986)     (49,900)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................    (86,687)     (69,647)
                                                                 ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................   (146,899)    (112,429)
                                                                 ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (7,118)      (5,419)
   Net Realized Gain on Investments............................         --      (25,531)
                                                                 ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (7,118)     (30,950)
                                                                 ---------    ---------
 Fund Share Transactions
   Proceeds from Sale of 46,554 and 37,823 Shares..............     84,505       81,112
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,673 and 14,152 shares,
     respectively).............................................      7,118       30,950
   Payments for 46,693 and 20,655 Shares Redeemed..............    (82,763)     (42,921)
                                                                 ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (3,534 and 31,320 shares,
      respectively)............................................      8,860       69,141
                                                                 ---------    ---------
 Total Increase (Decrease) in Net Assets.......................   (145,157)     (74,238)
Net Assets
   Beginning of Period.........................................    696,578      770,816
                                                                 ---------    ---------
   End of Period (Includes undistributed net investment
     income of $4,774 and $7,118, respectively)................  $ 551,421    $ 696,578
                                                                 =========    =========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
J.P. Morgan Select Growth and Income Stock Portfolio                2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   3,770     $  4,120
   Net Realized Gain (Loss) on Investments.....................    (51,494)     (19,827)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................   (105,636)     (30,330)
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................   (153,360)     (46,037)
                                                                 ---------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (4,121)      (4,262)
   Net Realized Gain on Investments............................         --      (15,376)
                                                                 ---------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (4,121)     (19,638)
                                                                 ---------     --------
 Fund Share Transactions
   Proceeds from Sale of 39,423 and 39,693 Shares..............     41,359       49,815
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,763 and 15,282 shares,
     respectively).............................................      4,121       19,638
   Payments for 71,491 and 28,597 Shares Redeemed..............    (70,727)     (35,087)
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ((28,305) and 26,378 shares,
      respectively)............................................    (25,247)      34,366
                                                                 ---------     --------
 Total Increase (Decrease) in Net Assets.......................   (182,728)     (31,309)
Net Assets
   Beginning of Period.........................................    548,672      579,981
                                                                 ---------     --------
   End of Period (Includes undistributed net investment
     income of $3,769 and $4,120, respectively)................  $ 365,944     $548,672
                                                                 =========     ========

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                                                                     For the period
                                                                                                         For the    July 31, 2001 **
                                                                                                        Year Ended      through
                                                                                                       December 31,   December 31,
Capital Guardian Domestic Equity Portfolio                                                                 2002           2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (in thousands)
Changes in Net Assets
  Operations
    Net Investment Income (Loss)......................................................................   $    899       $   171
    Net Realized Gain (Loss) on Investments...........................................................     (3,717)         (183)
    Net Unrealized Appreciation (Depreciation) of Investments for the Period..........................    (11,278)          270
                                                                                                         --------       -------
     Net Increase (Decrease) in Net Assets Resulting from Operations..................................    (14,096)          258
                                                                                                         --------       -------
  Distributions to Shareholders from:
    Net Investment Income.............................................................................       (882)         (168)
    Net Realized Gain on Investments..................................................................         --            --
                                                                                                         --------       -------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders..........................       (882)         (168)
                                                                                                         --------       -------
  Fund Share Transactions
    Proceeds from Sale of 58,893 and 42,542 Shares....................................................     50,973        41,341
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,153 and 174 shares,
     respectively)....................................................................................        882           168
    Payments for 3,873 and 911 Shares Redeemed........................................................     (3,325)         (877)
                                                                                                         --------       -------
    Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (56,173 and 41,805
     shares, respectively)............................................................................     48,530        40,632
                                                                                                         --------       -------
  Total Increase (Decrease) in Net Assets.............................................................     33,552        40,722
Net Assets
    Beginning of Period...............................................................................     40,722            --
                                                                                                         --------       -------
    End of Period (Includes undistributed net investment income of $17 and $3, respectively)..........   $ 74,274       $40,722
                                                                                                         ========       =======

                                                                                                            For the      For the
                                                                                                           Year Ended   Year Ended
                                                                                                          December 31, December 31,
Index 500 Stock Portfolio                                                                                     2002         2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               (in thousands)
Changes in Net Assets
  Operations
    Net Investment Income (Loss).........................................................................  $   22,006   $   21,311
    Net Realized Gain (Loss) on Investments..............................................................       7,557       32,819
    Net Unrealized Appreciation (Depreciation) of Investments for the Period.............................    (432,104)    (302,274)
                                                                                                           ----------   ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations.....................................    (402,541)    (248,144)
                                                                                                           ----------   ----------
  Distributions to Shareholders from:
    Net Investment Income................................................................................     (21,302)     (24,105)
    Net Realized Gain on Investments.....................................................................     (35,471)     (59,088)
                                                                                                           ----------   ----------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders.............................     (56,773)     (83,193)
                                                                                                           ----------   ----------
  Fund Share Transactions
    Proceeds from Sale of 69,220 and 47,523 Shares.......................................................     173,178      142,837
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (21,521 and 26,836 shares,
     respectively).......................................................................................      56,773       83,193
    Payments for 95,445 and 49,022 Shares Redeemed.......................................................    (229,631)    (145,755)
                                                                                                           ----------   ----------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((4,704) and 25,337
      shares, respectively)..............................................................................         320       80,275
                                                                                                           ----------   ----------
  Total Increase (Decrease) in Net Assets................................................................    (458,994)    (251,062)
Net Assets
    Beginning of Period..................................................................................   1,821,875    2,072,937
                                                                                                           ----------   ----------
    End of Period (Includes undistributed net investment income of $21,934 and $21,311, respectively)....  $1,362,881   $1,821,875
                                                                                                           ==========   ==========

**Portfolio commenced operations July 31, 2001.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                             For the period
                                                  For the    July 31, 2001**
                                                 Year Ended      through
                                                December 31,  December 31,
    Asset Allocation Portfolio                      2002          2001
    ------------------------------------------------------------------------
                                                       (in thousands)
    Changes in Net Assets
     Operations
       Net Investment Income (Loss)............   $ 1,408        $   286
       Net Realized Gain (Loss) on
         Investments...........................    (4,624)          (202)
       Net Unrealized Appreciation
         (Depreciation) of Investments for
         the Period............................    (3,891)           (94)
                                                  -------        -------
         Net Increase (Decrease) in Net
          Assets Resulting from Operations.....    (7,107)           (10)
                                                  -------        -------
     Distributions to Shareholders from:
       Net Investment Income...................    (1,415)          (284)
       Net Realized Gain on Investments........        --             --
                                                  -------        -------
         Net Decrease in Net Assets
          Resulting from Distributions to
          Shareholders.........................    (1,415)          (284)
                                                  -------        -------
     Fund Share Transactions
       Proceeds from Sale of 66,250 and
         41,212 Shares.........................    61,003         40,347
       Proceeds from Shares Issued on
         Reinvestment of Distributions Paid
         (1,657 and 292 shares,
         respectively).........................     1,415            284
       Payments for 7,491 and 229 Shares
         Redeemed..............................    (6,752)          (221)
                                                  -------        -------
         Net Increase (Decrease) in Net
          Assets Resulting from Fund Share
          Transactions (60,416 and 41,275
          shares, respectively)................    55,666         40,410
                                                  -------        -------
     Total Increase (Decrease) in Net Assets...    47,144         40,116
    Net Assets
       Beginning of Period.....................    40,116             --
                                                  -------        -------
       End of Period (Includes
         undistributed net investment
         income of ($2) and $2,
         respectively).........................   $87,260        $40,116
                                                  =======        =======

                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     Balanced Portfolio                              2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............  $   85,457   $  115,576
        Net Realized Gain (Loss) on
          Investments...........................     (37,341)     (11,248)
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................    (273,763)    (207,767)
                                                  ----------   ----------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....    (225,647)    (103,439)
                                                  ----------   ----------
      Distributions to Shareholders from:
        Net Investment Income...................    (106,128)    (127,987)
        Net Realized Gain on Investments........          --     (112,544)
                                                  ----------   ----------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................    (106,128)    (240,531)
                                                  ----------   ----------
      Fund Share Transactions
        Proceeds from Sale of 100,999 and
          44,213 Shares.........................     173,165       82,145
        Proceeds from Shares Issued on
          Reinvestment of Distributions Paid
          (61,452 and 129,457 shares,
          respectively).........................     106,128      240,531
        Payments for 237,957 and 118,592
          Shares Redeemed.......................    (397,126)    (220,768)
                                                  ----------   ----------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions ( (75,506) and
           55,078 shares, respectively).........    (117,833)     101,908
                                                  ----------   ----------
      Total Increase (Decrease) in Net Assets...    (449,608)    (242,062)
     Net Assets
        Beginning of Period.....................   3,011,137    3,253,199
                                                  ----------   ----------
        End of Period (Includes
          undistributed net investment
          income of $85,237 and $105,732,
          respectively).........................  $2,561,529   $3,011,137
                                                  ==========   ==========

**Portfolio commenced operations July 31, 2001.
   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.



                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     High Yield Bond Portfolio                       2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............  $  14,659     $ 15,629
        Net Realized Gain (Loss) on
          Investments...........................    (18,912)     (19,780)
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................       (272)      10,959
                                                  ---------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....     (4,525)       6,808
                                                  ---------     --------
      Distributions to Shareholders from:
        Net Investment Income...................    (14,697)     (15,601)
        Net Realized Gain on Investments........         --           --
                                                  ---------     --------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................    (14,697)     (15,601)
                                                  ---------     --------
      Fund Share Transactions...................
        Proceeds from Sale of 34,172 and
          35,236 Shares.........................     21,670       25,721
        Proceeds from Shares Issued on
          Reinvestment of Distributions
          Paid (26,069 and 24,080 shares,
          respectively).........................     14,697       15,601
        Payments for 43,587 and 31,719
          Shares Redeemed.......................    (27,262)     (23,066)
                                                  ---------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions (16,654 and 27,597
           shares, respectively)................      9,105       18,256
                                                  ---------     --------
      Total Increase (Decrease) in Net Assets...   (10,117)        9,463
     Net Assets
        Beginning of Period.....................    147,670      138,207
                                                  ---------     --------
        End of Period (Includes
          undistributed net investment
          income of $159 and $196,
          respectively).........................  $ 137,553     $147,670
                                                  =========     ========

                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     Select Bond Portfolio                           2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............   $ 24,237     $ 21,595
        Net Realized Gain (Loss) on
          Investments...........................     10,612       10,082
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................     20,473        1,654
                                                   --------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....     55,322       33,331
                                                   --------     --------
      Distributions to Shareholders from:.......
        Net Investment Income...................    (21,737)     (19,294)
        Net Realized Gain on Investments........     (3,098)          --
                                                   --------     --------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................    (24,835)     (19,294)
                                                   --------     --------
      Fund Share Transactions...................
        Proceeds from Sale of 155,728 and
          87,848 Shares.........................    189,851      104,150
        Proceeds from Shares Issued on
          Reinvestment of Distributions Paid
          (21,354 and 16,955 shares,
          respectively).........................     24,835       19,294
        Payments for 54,469 and 20,005
          Shares Redeemed.......................    (66,561)     (23,753)
                                                   --------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions (122,613 and 84,798
           shares, respectively)................    148,125       99,691
                                                   --------     --------
      Total Increase (Decrease) in Net Assets...    178,612      113,728
     Net Assets
        Beginning of Period.....................    405,406      291,678
                                                   --------     --------
        End of Period (Includes
          undistributed net investment
          income of $24,109 and $21,476,
          respectively).........................   $584,018     $405,406
                                                   ========     ========

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     Money Market Portfolio                          2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............ $     7,636  $    15,878
        Net Realized Gain (Loss) on
          Investments...........................          --           --
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................          --           --
                                                 -----------  -----------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....       7,636       15,878
                                                 -----------  -----------
      Distributions to Shareholders from:
        Net Investment Income...................      (7,657)     (15,878)
        Net Realized Gain on Investments........          --           --
                                                 -----------  -----------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................      (7,657)     (15,878)
                                                 -----------  -----------
      Fund Share Transactions
        Proceeds from Sale of 1,171,850 and
          1,720,066 Shares......................   1,171,850    1,720,084
        Proceeds from Shares Issued on
          Reinvestment of Distributions Paid
          (7,657 and 15,879 shares,
          respectively).........................       7,657       15,879
        Payments for 1,136,862 and 1,661,729
          Shares Redeemed.......................  (1,136,862)  (1,661,729)
                                                 -----------  -----------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions (42,645 and 74,216
           shares, respectively)................      42,645       74,234
                                                 -----------  -----------
      Total Increase (Decrease) in Net Assets...      42,624       74,234
     Net Assets
        Beginning of Period.....................     458,689      384,455
                                                 -----------  -----------
        End of Period (Includes
          undistributed net investment
          income of $0 and $0, respectively).... $   501,313  $   458,689
                                                 ===========  ===========

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                               For the Period
                                                                                               April 30, 1999*
                                                                      For the Year Ended           through
                                                                         December 31,           December 31,
Small Cap Growth Stock Portfolio                                 ----------------------------       1999
(For a share outstanding throughout the period)                    2002      2001      2000    ---------------
-----------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.79  $   1.86  $   1.79      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       --        --        --           --
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.33)    (0.07)     0.13         0.85
                                                                 --------  --------  --------      -------
     Total from Investment Operations...........................    (0.33)    (0.07)     0.13         0.85
                                                                 --------  --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................       --        --        --           --
    Distributions from Realized Gains on Investments............       --        --     (0.06)       (0.06)
                                                                 --------  --------  --------      -------
     Total Distributions........................................       --        --     (0.06)       (0.06)
                                                                 --------  --------  --------      -------
Net Asset Value, End of Period.................................. $   1.46  $   1.79  $   1.86      $  1.79
                                                                 ========  ========  ========      =======
Total Return+...................................................  (18.42%)   (3.76%)    6.71%       86.09%
                                                                 ========  ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $254,880  $291,448  $250,314      $71,483
                                                                 ========  ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.60%     0.60%     0.67%        1.03%***
                                                                 ========  ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.60%     0.60%     0.67%        1.00%***
                                                                 ========  ========  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.26%)    0.17%     0.19%       (0.07%)***
                                                                 ========  ========  ========      =======
Portfolio Turnover Rate.........................................   41.87%    70.58%    86.13%       70.72%
                                                                 ========  ========  ========      =======

                                                                                    For the Period
                                                                    For the Year    July 31, 2001**
T. Rowe Price Small Cap Value Portfolio                          Ended December 31,     through
                                                                        2002         December 31,
(For a share outstanding throughout the period)                  ------------------      2001
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $  1.02           $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................         0.01                --
    Net Realized and Unrealized Gains (Losses) on Investments...        (0.07)             0.02
                                                                      -------           -------
     Total from Investment Operations...........................        (0.06)             0.02
                                                                      -------           -------
  Less Distributions:
    Distributions from Net Investment Income....................        (0.01)               --
    Distributions from Realized Gains on Investments............           --                --
                                                                      -------           -------
     Total Distributions........................................        (0.01)               --
                                                                      -------           -------
Net Asset Value, End of Period..................................      $  0.95           $  1.02
                                                                      =======           =======
Total Return+...................................................       (5.58%)            1.76%
                                                                      =======           =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $63,083           $21,003
                                                                      =======           =======
Ratio of Gross Expenses to Average Net Assets...................        1.02%             1.36%***
                                                                      =======           =======
Ratio of Net Expenses to Average Net Assets.....................        1.00%             1.00%***
                                                                      =======           =======
Ratio of Net Investment Income (Losses) to Average Net Assets...        0.54%             1.03%***
                                                                      =======           =======
Portfolio Turnover Rate.........................................       28.26%            49.70%
                                                                      =======           =======

 * Portfolio commenced operations April 30, 1999.
** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                              For the Year Ended December 31,
Aggressive Growth Stock Portfolio                                --------------------------------------------------------
(For a share outstanding throughout the period)                    2002       2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   2.82  $     4.47  $     4.81  $     3.46  $     3.34
  Income from Investment Operations:
    Net Investment Income.......................................       --          --          --          --          --
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.59)      (0.83)       0.29        1.48        0.24
                                                                 --------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................    (0.59)      (0.83)       0.29        1.48        0.24
                                                                 --------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................       --          --          --          --          --
    Distributions from Realized Gains on Investments............    (0.05)      (0.82)      (0.63)      (0.13)      (0.12)
                                                                 --------  ----------  ----------  ----------  ----------
     Total Distributions........................................    (0.05)      (0.82)      (0.63)      (0.13)      (0.12)
                                                                 --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $   2.18  $     2.82  $     4.47  $     4.81  $     3.46
                                                                 ========  ==========  ==========  ==========  ==========
Total Return+...................................................  (21.15%)    (19.87%)      6.18%      43.78%       7.56%
                                                                 ========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $994,075  $1,341,876  $1,696,013  $1,485,311  $1,137,466
                                                                 ========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................    0.52%       0.52%       0.52%       0.51%       0.52%
                                                                 ========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.11%)      0.08%       0.09%      (0.02%)      0.04%
                                                                 ========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................   43.37%      70.40%      63.18%      68.64%      50.43%
                                                                 ========  ==========  ==========  ==========  ==========

                                                                                    For the Period
                                                                    For the Year    July 31, 2001**
International Growth Portfolio                                   Ended December 31,     through
                                                                        2002         December 31,
(For a share outstanding throughout the period)                  ------------------      2001
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $   0.91          $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................            --               --
    Net Realized and Unrealized Gains (Losses) on Investments...         (0.12)           (0.09)
                                                                      --------          -------
     Total from Investment Operations...........................         (0.12)           (0.09)
                                                                      --------          -------
  Less Distributions:
    Distributions from Net Investment Income....................            --               --
    Distributions from Realized Gains on Investments............            --               --
                                                                      --------          -------
     Total Distributions........................................            --               --
                                                                      --------          -------
Net Asset Value, End of Period..................................      $   0.79          $  0.91
                                                                      ========          =======
Total Return+...................................................       (12.34%)          (9.40%)
                                                                      ========          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $ 35,373          $26,900
                                                                      ========          =======
Ratio of Gross Expenses to Average Net Assets...................         1.15%            1.25%***
                                                                      ========          =======
Ratio of Net Expenses to Average Net Assets.....................         1.10%            1.10%***
                                                                      ========          =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....         0.62%            0.05%***
                                                                      ========          =======
Portfolio Turnover Rate.........................................        27.28%           18.45%
                                                                      ========          =======

** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                          For the Year Ended December 31,
Franklin Templeton International Equity Portfolio                ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.26  $   1.63  $   1.78  $   1.68  $   1.69
  Income from Investment Operations:
    Net Investment Income.......................................     0.02      0.02      0.02      0.03      0.05
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.24)    (0.23)    (0.04)     0.33      0.04
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.22)    (0.21)    (0.02)     0.36      0.09
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.02)    (0.03)    (0.04)    (0.05)    (0.04)
    Distributions from Realized Gains on Investments............       --     (0.13)    (0.09)    (0.21)    (0.06)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.16)    (0.13)    (0.26)    (0.10)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.02  $   1.26  $   1.63  $   1.78  $   1.68
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................  (17.40%)  (14.00%)   (0.79%)   22.88%     4.82%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $563,102  $716,413  $809,617  $772,170  $671,106
                                                                 ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.74%     0.74%     0.73%     0.74%     0.76%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    1.72%     1.99%     1.77%     2.62%     3.38%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   30.94%    34.52%    26.95%    38.37%    30.41%
                                                                 ========  ========  ========  ========  ========

                                                                                                 For the Period
                                                                                                 April 30, 1999*
                                                                                                     through
                                                                 For the Year Ended December 31,  December 31,
Index 400 Stock Portfolio                                        ----------------------------         1999
(For a share outstanding throughout the period)                    2002        2001      2000    ---------------
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.12    $   1.14  $   1.11      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01          --      0.01         0.01
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.17)      (0.01)     0.16         0.12
                                                                 --------    --------  --------      -------
    Total from Investment Operations............................    (0.16)      (0.01)     0.18         0.13
                                                                 --------    --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)         --     (0.02)       (0.01)
    Distributions from Realized Gains on Investments............       --       (0.01)    (0.13)       (0.01)
                                                                 --------    --------  --------      -------
     Total Distributions........................................    (0.01)      (0.01)    (0.15)       (0.02)
                                                                 --------    --------  --------      -------
Net Asset Value, End of Period.................................. $   0.95    $   1.12  $   1.14      $  1.11
                                                                 ========    ========  ========      =======
Total Return+...................................................  (14.54%)     (0.65%)   17.21%       12.83%
                                                                 ========    ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $225,410    $210,734  $137,616      $59,644
                                                                 ========    ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.28%       0.31%     0.32%        0.46%***
                                                                 ========    ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.28%       0.31%     0.32%        0.35%***
                                                                 ========    ========  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.86%       1.06%     1.71%        1.69%***
                                                                 ========    ========  ========      =======
Portfolio Turnover Rate.........................................   15.60%      19.06%    54.60%       26.51%
                                                                 ========    ========  ========      =======

 * Portfolio commenced operations April 30, 1999.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                          For the Year Ended December 31,
Growth Stock Portfolio                                           ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   2.03  $   2.47  $   2.66  $   2.25  $   1.81
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.02      0.03      0.03      0.02
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.43)    (0.36)    (0.09)     0.47      0.46
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.42)    (0.34)    (0.06)     0.50      0.48
                                                                 --------  --------  --------  --------  --------
  Less Distributions:...........................................
    Distributions from Net Investment Income....................    (0.02)    (0.02)    (0.02)    (0.03)    (0.02)
    Distributions from Realized Gains on Investments............       --     (0.08)    (0.11)    (0.06)    (0.02)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.10)    (0.13)    (0.09)    (0.04)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.59  $   2.03  $   2.47  $   2.66  $   2.25
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................  (20.83%)  (14.22%)   (2.49%)   22.50%    26.69%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $551,421  $696,578  $770,816  $676,134  $421,282
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.43%     0.43%     0.43%     0.43%     0.46%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.76%     1.01%     1.12%     1.22%     1.10%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   28.06%    27.98%    28.01%    27.26%    21.64%
                                                                 ========  ========  ========  ========  ========

J.P. Morgan Select Growth and Income Stock
Portfolio                                                                 For the Year Ended December 31,
                                                                 ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.22  $   1.37  $   1.56  $   1.62  $   1.33
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.35)    (0.11)    (0.11)     0.12      0.29
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.34)    (0.10)    (0.10)     0.13      0.30
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)       --     (0.01)
    Distributions from Realized Gains on Investments............       --     (0.04)    (0.08)    (0.19)       --
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.05)    (0.09)    (0.19)    (0.01)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   0.87  $   1.22  $   1.37  $   1.56  $   1.62
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................  (28.20%)   (7.77%)   (6.97%)    7.47%    23.14%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $365,944  $548,672  $579,981  $661,552  $570,970
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.58%     0.58%     0.57%     0.57%     0.58%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.85%     0.75%     0.68%     0.80%     1.00%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   29.20%    44.37%    47.67%   106.93%   160.40%
                                                                 ========  ========  ========  ========  ========

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                                    For the Period
                                                                                    July 31, 2001**
Capital Guardian Domestic Equity Portfolio                          For the Year        through
                                                                 Ended December 31,  December 31,
(For a share outstanding throughout the period)                         2002             2001
---------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $   0.97          $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................          0.01               --
    Net Realized and Unrealized Gains (Losses) on Investments...         (0.21)           (0.03)
                                                                      --------          -------
     Total from Investment Operations...........................         (0.20)           (0.03)
                                                                      --------          -------
  Less Distributions:
    Distributions from Net Investment Income....................         (0.01)              --
    Distributions from Realized Gains on Investments............            --               --
                                                                      --------          -------
     Total Distributions........................................         (0.01)              --
                                                                      --------          -------
Net Asset Value, End of Period..................................      $   0.76          $  0.97
                                                                      ========          =======
Total Return+...................................................       (21.24%)          (2.19%)
                                                                      ========          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $ 74,274          $40,722
                                                                      ========          =======
Ratio of Gross Expenses to Average Net Assets...................         0.70%            0.90%***
                                                                      ========          =======
Ratio of Net Expenses to Average Net Assets.....................         0.70%            0.75%***
                                                                      ========          =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....         1.54%            1.32%***
                                                                      ========          =======
Portfolio Turnover Rate.........................................        22.42%           18.98%
                                                                      ========          =======

Index 500 Stock Portfolio                                                      For the Year Ended December 31,
                                                                 ----------------------------------------------------------
(For a share outstanding throughout the period)                     2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.87  $     3.41  $     3.89  $     3.29  $     2.64
  Income from Investment Operations:
    Net Investment Income.......................................       0.03        0.03        0.04        0.04        0.04
    Net Realized and Unrealized Gains (Losses) on Investments...      (0.64)      (0.43)      (0.37)       0.64        0.71
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................      (0.61)      (0.40)      (0.33)       0.68        0.75
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.03)      (0.04)      (0.04)      (0.03)      (0.04)
    Distributions from Realized Gains on Investments............      (0.06)      (0.10)      (0.11)      (0.05)      (0.06)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.09)      (0.14)      (0.15)      (0.08)      (0.10)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.17  $     2.87  $     3.41  $     3.89  $     3.29
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return+...................................................    (22.07%)    (11.88%)     (8.75%)     20.91%      28.72%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,362,881  $1,821,875  $2,072,937  $2,271,956  $1,690,680
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.21%       0.21%       0.20%       0.20%       0.21%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....      1.40%       1.13%       1.08%       1.16%       1.40%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................      6.55%       2.92%       6.47%       5.65%       3.03%
                                                                 ==========  ==========  ==========  ==========  ==========

** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                    For the Period
                                                                    For the Year    July 31, 2001**
Asset Allocation Portfolio                                       Ended December 31,     through
                                                                        2002         December 31,
(For a share outstanding throughout the period)                  ------------------      2001
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $   0.97          $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................          0.01             0.01
    Net Realized and Unrealized Gains (Losses) on Investments...         (0.11)           (0.03)
                                                                      --------          -------
     Total from Investment Operations...........................         (0.10)           (0.02)
                                                                      --------          -------
  Less Distributions:
    Distributions from Net Investment Income....................         (0.01)           (0.01)
    Distributions from Realized Gains on Investments............            --               --
                                                                      --------          -------
     Total Distributions........................................         (0.01)           (0.01)
                                                                      --------          -------
Net Asset Value, End of Period..................................      $   0.86          $  0.97
                                                                      ========          =======
Total Return+...................................................       (10.26%)          (2.10%)
                                                                      ========          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $ 87,260          $40,116
                                                                      ========          =======
Ratio of Gross Expenses to Average Net Assets...................         0.87%            0.92%***
                                                                      ========          =======
Ratio of Net Expenses to Average Net Assets.....................         0.75%            0.75%***
                                                                      ========          =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....         2.18%            2.19%***
                                                                      ========          =======
Portfolio Turnover Rate.........................................       112.73%           55.88%
                                                                      ========          =======

Balanced Portfolio                                                             For the Year Ended December 31,
                                                                 ----------------------------------------------------------
(For a share outstanding throughout the period)                     2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     1.82  $     2.03  $     2.22  $     2.22  $     1.99
  Income from Investment Operations:
    Net Investment Income.......................................       0.06        0.08        0.08        0.07        0.07
    Net Realized and Unrealized Gains (Losses) on Investments...      (0.20)      (0.13)      (0.09)       0.17        0.29
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................      (0.14)      (0.05)      (0.01)       0.24        0.36
                                                                 ----------  ----------  ----------  ----------  ----------
Less Distributions:
    Distributions from Net Investment Income....................      (0.06)      (0.08)      (0.07)      (0.07)      (0.07)
    Distributions from Realized Gains on Investments............         --       (0.08)      (0.11)      (0.17)      (0.06)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.06)      (0.16)      (0.18)      (0.24)      (0.13)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     1.62  $     1.82  $     2.03  $     2.22  $     2.22
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return+...................................................     (7.54%)     (3.15%)     (0.17%)     11.18%      18.88%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $2,561,529  $3,011,137  $3,253,199  $3,557,900  $3,282,071
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....      3.08%       3.75%       3.47%       3.36%       3.48%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................     53.12%      50.37%      24.36%      27.16%      44.18%
                                                                 ==========  ==========  ==========  ==========  ==========

** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                          For the Year Ended December 31,
High Yield Bond Portfolio                                        ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.65  $   0.69  $   0.82  $   0.94  $   1.06
  Income from Investment Operations:
    Net Investment Income.......................................     0.07      0.08      0.09      0.11      0.10
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.09)    (0.04)    (0.13)    (0.12)    (0.12)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.02)     0.04     (0.04)    (0.01)    (0.02)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.07)    (0.08)    (0.09)    (0.11)    (0.10)
    Distributions from Realized Gains on Investments............       --        --        --        --        --
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.07)    (0.08)    (0.09)    (0.11)    (0.10)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   0.56  $   0.65  $   0.69  $   0.82  $   0.94
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................   (2.89%)    5.03%    (4.60%)   (0.44%)   (1.84%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $137,553  $147,670  $138,207  $161,424  $184,782
                                                                 ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.54%     0.53%     0.53%     0.50%     0.50%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets.....................    0.54%     0.53%     0.52%     0.50%     0.50%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....   10.37%    10.48%    10.90%    11.15%    10.85%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   89.20%    96.41%   124.91%   139.87%   153.71%
                                                                 ========  ========  ========  ========  ========

Select Bond Portfolio                                                     For the Year Ended December 31,
                                                                 ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.20  $   1.16  $   1.13  $   1.25  $   1.26
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.06      0.08      0.08      0.08
    Net Realized and Unrealized Gains (Losses) on Investments...     0.09      0.05      0.03     (0.09)       --
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.14      0.11      0.11     (0.01)     0.08
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.06)    (0.07)    (0.08)    (0.08)    (0.08)
    Distributions from Realized Gains on Investments............    (0.01)       --        --     (0.03)    (0.01)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.07)    (0.07)    (0.08)    (0.11)    (0.09)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.27  $   1.20  $   1.16  $   1.13  $   1.25
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................   12.09%    10.37%    10.21%    (1.00%)    7.07%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $584,018  $405,406  $291,678  $286,493  $298,034
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.30%     0.30%     0.30%     0.30%     0.30%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    5.01%     6.15%     6.84%     6.56%     6.87%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................  184.37%   151.27%   139.89%    76.65%   161.79%
                                                                 ========  ========  ========  ========  ========

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                     For the Year Ended December 31,
Money Market Portfolio                                      ------------------------------------------------
(For a share outstanding throughout the period)               2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income..................................     0.02      0.04      0.06      0.05      0.05
                                                            --------  --------  --------  --------  --------
     Total from Investment Operations......................     0.02      0.04      0.06      0.05      0.05
                                                            --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...............    (0.02)    (0.04)    (0.06)    (0.05)    (0.05)
                                                            --------  --------  --------  --------  --------
     Total Distributions...................................    (0.02)    (0.04)    (0.06)    (0.05)    (0.05)
                                                            --------  --------  --------  --------  --------
Net Asset Value, End of Period............................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                            ========  ========  ========  ========  ========
Total Return+..............................................    1.65%     3.91%     6.28%     5.10%     5.43%
                                                            ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)................... $501,313  $458,689  $384,455  $404,284  $291,464
                                                            ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets..............    0.30%     0.30%     0.30%     0.30%     0.30%
                                                            ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets................    0.27%     0.30%     0.30%     0.30%     0.30%
                                                            ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets    1.63%     3.76%     6.08%     4.99%     5.26%
                                                            ========  ========  ========  ========  ========

+Total Return includes deductions for management and other fund expenses;
 excludes deductions for sales loads and account fees, not annualized for periods less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
December 31, 2002


Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

Note 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Stocks for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. When quotations for bonds or money market instruments are not readily available, these securities are valued at fair value determined by procedures approved by the Board of Directors.

Note 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts valued at the contractual forward rate are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock,

 Notes to Financial Statements


Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate any securities loan at any time. As of December 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                    Value of       Value of
                               Securities on Loan Collateral
                               ------------------ -----------
                   Balanced...    $59,351,321     $61,267,250
                   Select Bond     35,968,870      37,117,875

As of December 31, 2002, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.

Note 7 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2002, transactions in securities other than money market investments were:

                                                      U.S.      Total    U.S. Govt.
                                           Total      Govt.    Security   Security
                                         Security   Security    Sales/     Sales/
Portfolios                               Purchases  Purchases Maturities Maturities
----------                               ---------- --------- ---------- ----------
                                                   (Amounts in thousands)
Small Cap Growth Stock.................. $  152,502           $  103,166
T. Rowe Price Small Cap Value...........     60,082               13,541
Aggressive Growth Stock.................    452,368              499,231
International Growth Stock..............     21,474                8,468
Franklin Templeton International Equity.    190,692              193,661
Index 400 Stock.........................     86,735               33,731
Growth Stock............................    221,300              160,997
J.P. Morgan Select Growth & Income Stock    127,298              145,565
Capital Guardian Domestic Equity........     61,139               12,419
Index 500 Stock.........................    101,729              135,299
Asset Allocation........................    102,857 $ 30,207      57,769  $ 22,123
Balanced................................  1,256,969  620,109   1,373,782   762,494
High Yield Bond.........................    126,591              116,400
Select Bond.............................    947,579  654,076     779,918   520,550

 Notes to Financial Statements



Note 8 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays at an annual rate based on the average daily net asset values of each Portfolio. For the T. Rowe Price Small Cap Value Portfolio the rate is .85%, for the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                                  First   Next
                                                   $50     $50
         Portfolios                              Million Million Excess
         ----------                              ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         J.P. Morgan Select Growth & Income
          Stock.................................  .70%    .60%    .55%
         High Yield Bond........................  .60%    .50%    .40%

                                                  First   Next
                                                  $100    $150
         Portfolios                              Million Million Excess
         ----------                              ------- ------- ------
         International Growth Stock.............  .75%    .65%    .55%
         Capital Guardian Domestic Equity.......  .65%    .55%    .50%
         Asset Allocation.......................  .60%    .50%    .40%

These amounts are paid to Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or Mason Street Advisors depending upon the applicable agreement in place.

The Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2002, the amounts paid through expense offset arrangements are $4,015 in the Small Cap Growth Stock Portfolio, $1,460 in the T. Rowe Price Small Cap Value Portfolio, $4,745 in the Aggressive Growth Stock Portfolio, $3,650 in the Index 400 Stock Portfolio, $3,285 in the Growth Stock Portfolio, $2,555 in the J.P. Morgan Select Growth & Income Stock Portfolio, $730 in the Capital Guardian Domestic Equity Portfolio, $4,356 in the Index 500 Stock Portfolio, $1,095 in the Asset Allocation Portfolio, and $1,460 in the High Yield Bond Portfolio.

J.P. Morgan Fleming Asset Management, ("J.P. Morgan"), Templeton Investment Counsel, Inc. ("Templeton Counsel"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the J.P. Morgan Select Growth & Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. Mason Street Advisors pays J.P. Morgan .45% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, .40% on the next $100 million, .35% on the next $200 million and .30% in excess of $400 million. Mason Street Advisors pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Mason Street Advisors pays T. Rowe Price an annual rate of .60% of the Portfolio's average daily net assets. Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million.

The Small Cap Growth Stock, T. Rowe Small Cap Value, and Aggressive Growth Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $11,428, $845, and $180,690, respectively, for the year ended December 31, 2002.

Note 9 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

 Notes to Financial Statements



It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for Federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post October losses and capital loss carryovers as of December 31, 2002 is provided below:

                                            Post October    Capital Loss
                                               Losses        Carryovers
                                            ------------ -------------------
   Portfolio                                  Capital     Amount  Expiration
   ---------                                ------------ -------- ----------
                                                 (Amounts in Thousands)
   Small Cap Growth Stock..................   $    --    $ 41,724 2009-2010
   T. Rowe Price Small Cap Value...........       140          98   2010
   Aggressive Growth Stock.................    10,137     192,312   2010
   International Growth Stock..............       620       3,805 2009-2010
   Franklin Templeton International Equity.        --      73,668 2009-2010
   Index 400 Stock.........................       142       2,153 2009-2010
   Growth Stock............................     1,983     115,629 2009-2010
   J.P. Morgan Select Growth & Income Stock     4,543      73,258 2009-2010
   Capital Guardian Domestic Equity........     1,186       2,410 2009-2010
   Index 500 Stock.........................        --          --        --
   Asset Allocation........................       289       4,396 2009-2010
   Balanced................................        --      50,014 2009-2010
   High Yield Bond.........................     6,888      77,164 2006-2010
   Select Bond.............................       251          --        --
   Money Market............................        --          --        --

Note 10 -- Dividends from net investment income and net realized capital gains are declared at least annually for the Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

Note 11 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Stock Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements amounted to $1,045,186 and $1,296,498 for the Franklin Templeton International Equity Portfolio and $41,412 and $0 for the International Growth Stock Portfolio for the years ended December 31, 2002 and December 31, 2001, respectively.

 Notes to Financial Statements



Note 12

Distributions to Shareholders
When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2002 and 2001was as follows:

                                         2002 Distributions Paid From: 2001 Distributions Paid From:
-                                        ----------------------------- -----------------------------
                                         Ordinary      Long-term       Ordinary      Long-term
Portfolio                                 Income      Capital Gain      Income      Capital Gain
---------                                --------     ------------     --------     ------------
                                                   (Amounts in Thousands)
Small Cap Growth Stock.................. $    432       $    --        $     24       $     --
T. Rowe Price Small Cap Value...........      337            13              51             --
Aggressive Growth Stock.................    1,101        24,420           1,517        310,659
International Growth Stock..............      186            --              --             --
Franklin Templeton International Equity.   13,714            --          26,699         54,212
Index 400 Stock.........................    1,830            --             969          1,207
Growth Stock............................    7,118            --           5,419         25,531
J.P. Morgan Select Growth & Income Stock    4,121            --           7,206         12,432
Capital Guardian Domestic Equity........      882            --             168             --
Index 500 Stock.........................   21,302        35,471          24,105         59,088
Asset Allocation........................    1,415            --             284             --
Balanced................................  106,128            --         127,987        112,544
High Yield Bond.........................   14,697            --          15,601             --
Select Bond.............................   24,835            --          19,294             --
Money Market............................    7,657            --          15,878             --

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                         Undistributed Undistributed               Unrealized
                                           Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                   Income         Gains       Losses    (Depreciation)*
---------                                ------------- ------------- ----------- ---------------
                                                         (Amounts in Thousands)
Small Cap Growth Stock..................    $    --       $   --      $ (41,724)    $ (20,305)
T. Rowe Price Small Cap Value...........         --           --           (238)       (4,365)
Aggressive Growth Stock.................         --           --       (202,449)      (54,532)
International Growth Stock..............          2           --         (4,425)       (2,539)
Franklin Templeton International Equity.     11,039           --        (73,668)     (120,368)
Index 400 Stock.........................      1,934           --         (2,295)      (35,162)
Growth Stock............................      4,774           --       (117,612)        1,336
J.P. Morgan Select Growth & Income Stock      3,770           --        (77,801)     (132,978)
Capital Guardian Domestic Equity........         14           --         (3,596)      (11,303)
Index 500 Stock.........................     21,914        8,036             --        22,106
Asset Allocation........................          4           --         (4,685)       (4,135)
Balanced................................     85,974           --        (50,014)      345,940
High Yield Bond.........................        364           --        (84,052)      (10,373)
Select Bond.............................     38,274           --           (251)        7,895
Money Market............................         --           --             --            --

*Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

Note 13 -- Effective January 31st, 2003 the J.P. Morgan Select Growth and Income Stock Portfolio will experience name and manager changes. The Large Cap Core Stock Fund, formerly known as the J.P. Morgan Select Growth and Income Stock Portfolio, will be managed by Mason Street Advisors, LLC. The management fee will be decreased effective with the change in investment advisers. Effective January 31, 2003, the management fee will be calculated at an annual rate of 0.60% on the first $50 million in net assets, 0.50% on the next $50 million in net assets and 0.40% on net assets greater than $100 million. The annual fee will be based on the average daily net assets and payable on a monthly basis.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

Exhibit D Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC (on behalf of the Janus Capital Appreciation Portfolio)

Exhibit I Opinion and Consent of Counsel


Exhibit J Consent of PricewaterhouseCoopers LLP

Exhibit L Subscription Agreement


Item 24.  Persons Controlled by or under Common Control with Registrant
          Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. Certain of the separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant's shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are reserved. Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

Item 25.  Indemnification

          Article IX of Registrant's by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. The by-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to the by-law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. Directors' and officers' liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual is also in force. The amount of coverage is $50 million. The deductible amount is $1,000,000 ($1 million) for claims covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 26.  Business and Other Connections of Investment Adviser


          Mason Street Advisors, LLC ("MSA"), the Registrant's investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Item 27.  Principal Underwriters


          Not applicable.


Item 28.  Location of Accounts and Records

          Pursuant to the investment advisory agreement, MSA, the Registrant's adviser, provides facilities and personnel for maintaining the Registrant's books and records. Northwestern Mutual is also a party to the agreement and provides space, facilities and personnel used in carrying out this function. Documents are kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual.

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 30th day of April, 2003.


                                           NORTHWESTERN MUTUAL SERIES FUND, INC.
                                             (Registrant)


                                           By: /s/ MARK G. DOLL
                                               ---------------------------------
                                               Mark G. Doll, President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                     Title
------------------------   ---------------------------


/s/ MARK G. DOLL           President and
------------------------   Principal Executive Officer
    Mark G. Doll


/s/ WALTER M. GIVLER       Vice President, Chief
------------------------   Financial Officer and
    Walter M. Givler       Treasurer


/s/ BARBARA E. COURTNEY    Controller and                Dated
------------------------   Principal Accounting          April 30, 2003
    Barbara E. Courtney    Officer


/s/ EDWARD J. ZORE*        Director
------------------------
    Edward J. Zore


/s/ WILLIAM J. BLAKE*      Director
------------------------
    William J. Blake


/s/ STEPHEN N. GRAFF*      Director
------------------------
    Stephen N. Graff


/s/ MARTIN F. STEIN*       Director
------------------------
    Martin F. Stein


/s/ WILLIAM A. MCINTOSH*   Director
------------------------
    William A. McIntosh


* By /s/ MARK G. DOLL
     ------------------------------
         Mark G. Doll, Attorney
         in fact, pursuant to the Power
         of Attorney attached hereto

                                POWER OF ATTORNEY

     The undersigned Directors of Northwestern Mutual Series Fund, Inc. (the "Company"), hereby constitute and appoint Edward J. Zore and Mark G. Doll, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 6, 2003.


                                          /s/ STEPHEN N. GRAFF         Director
                                          -------------------------
                                              Stephen N. Graff


                                          /s/ WILLIAM J. BLAKE         Director
                                          -------------------------
                                              William J. Blake


                                          /s/ MARTIN F. STEIN          Director
                                          -------------------------
                                              Martin F. Stein


                                          /s/ WILLIAM A. MCINTOSH      Director
                                          -------------------------
                                              William A. McIntosh


                                          /s/ EDWARD J. ZORE           Director
                                          -------------------------
                                              Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-1A
                       POST-EFFECTIVE AMENDMENT NO. 24 TO
                    REGISTRATION STATEMENT UNDER SECTION 6 OF
                           THE SECURITIES ACT OF 1933
             AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940
                                       FOR
                      NORTHWESTERN MUTUAL SERIES FUND, INC.

Exhibit Number   Exhibit Name
--------------   ------------

Exhibit D        Investment Sub-Advisory Agreement between Mason Street
                 Advisors, LLC and Janus Capital Management LLC (on behalf of the Janus Capital Appreciation Portfolio)

Exhibit I        Opinion and Consent of Counsel

Exhibit J        Consent of PricewaterhouseCoopers LLP

Exhibit L        Subscription Agreement